                                                                   EXHIBIT 10.28

                                    AGREEMENT

This Agreement dated as of September 12, 1996, by and between OVERSEAS FILMGROUP, INC. ("OFG") and RACING PICTURES srl ("Racing") amends and restates in its entirety that certain agreement dated as of December 31, 1994 between OFG and Racing as amended by that certain Amendment dated as of December 1, 1995 between OFG and Racing.

RECITALS

1. Pursuant to various fully executed License Agreements (collectively the "Sales Agreements"), copies of which are attached hereto as Exhibit C, OFG has licensed certain distribution rights of various motion pictures for the territory of Italy (the "OFG Motion Pictures") to Racing Pictures on behalf of various producers or other rights holders.

A portion of the license fees due pursuant to certain Sales Agreements are outstanding as specifically detailed in Exhibit A attached hereto (such Exhibit A not being a full history of all license fees and motion pictures licensed by Racing from OFG).

2. Racing has engaged OFG to sell, license and otherwise distribute certain motion pictures or programs (the "Racing Motion Pictures"), including without limitation "Soccer Shootout" and "Soccer Spectacular", on its behalf throughout the world under various arrangements (collectively the "Distribution Agreements"), copies of which are attached hereto as Exhibit D, pursuant to which OFG is entitled to earn a fee and recoup its expenses and other costs and is then to remit the net receipts to Racing.

3. OFG has applied certain sums owing to Racing under the various Distribution Agreements to amounts owing from Racing to OFG for the OFG Motion Pictures.

AGREEMENT

OFG and Racing hereby acknowledge and confirm the above Recitals and agree as follows:

A. OFG and Racing hereby mutually agree to terminate Racing's distribution rights in connection with the following motion pictures effective as of the date hereof:

               On The Make         Heaven Becomes Hell
               Rachel River        Educating Crystal
               The Invisible Kid

Racing Pictures srl Agreement
As of September 12, 1996
Page 2


B. Racing acknowledges its past due license fees on the OFG Motion Pictures as of September 12, 1996, equals $418,000 as detailed in Exhibit B as a result of the foregoing termination of distribution rights.

C. Racing agrees to make payment of such remaining unpaid balance on or before September 30, 1998.

D. OFG shall continue to sell, license and otherwise distribute the Racing Motion Pictures pursuant to the Distribution Agreements and shall apply all amounts arising therefor otherwise payable to Racing pursuant to the various license agreements relating to the "Racing Motion Pictures" to the amount set forth in paragraph B above.

E. Following full payment of the license fees provided in the Sales Agreements, all net receipts otherwise payable to Racing shall be paid to Racing as provided in the Distribution Agreements.

F. Failure by Racing to make payments as provided herein shall result in OFG canceling the Sales Agreements at its election.

Except as otherwise modified as provided herein, all other terms and conditions shall remain in full force and effect as provided in the various license agreements or other agreements as may exist between OFG and Racing.

Agreed and Accepted by:

OVERSEAS FILM GROUP, INC.

BY:  /s/ Robert Little
     -------------------------
ITS:
     -------------------------

RACING PICTURES SRL

BY:  /s/ Alessandro Fracassi
     -------------------------
ITS:
     -------------------------

Racing Pictures srl Agreement
As of September 12, 1996
Page 3


                                   EXHIBIT "A"


FILM TITLE                              OUTSTANDING BALANCE
----------                              -------------------

Assault on Precinct 13                      $ 19,000.00
Aloha Summer                                $ 10,000.00
Hydra                                       $ 24,000.00
Shape Up                                    $ 24,000.00
Mission Manila                              $ 12,000.00
Rest In Pieces                              $ 24,000.00
Edge of the Ax                              $ 24,000.00
Buckeye & Blue                              $ 10,000.00
Breaking Loose                              $ 10,000.00
Platinum Triangle                           $ 24,000.00
Trained to Kill                             $ 18,000.00
Katy Meets the Aliens                       $ 24,000.00
Z-Man                                       $ 12,000.00
Psychocop                                   $ 10,000.00
On The Make                                 $ 30,000.00
Rachel River                                $ 30,000.00
The Invisible Kid                           $ 30,000.00
Heaven Becomes Hell                         $ 25,000.00
Came a Hot Friday                           $ 12,000.00
Palette On the Floor                        $ 25,000.00
Lockdown                                    $ 12,000.00
Educating Crystal                           $ 25,000.00
Job Man                                     $ 25,000.00
Funny                                       $  8,000.00
Body Boarding Down Under                    $  7,000.00
Edge Of Honor                               $ 30,000.00
Danger Zone III                             $ 25,000.00
Soul Mates                                  $ 24,000.00
                                            -----------

                                            $553,000.00
                                            -----------
                                            -----------

Racing Pictures srl Agreement
As of September 12, 1996
Page 4


                                   EXHIBIT "B"


FILM TITLE                              OUTSTANDING BALANCE
----------                              -------------------

Assault on Precinct 13                      $ 19,000.00
Aloha Summer                                $ 10,000.00
Hydra                                       $ 24,000.00
Shape Up                                    $ 24,000.00
Mission Manila                              $ 12,000.00
Rest In Pieces                              $ 24,000.00
Edge of the Ax                              $ 24,000.00
Buckeye & Blue                              $ 10,000.00
Breaking Loose                              $ 10,000.00
Platinum Triangle                           $ 24,000.00
Trained to Kill                             $ 18,000.00
Katy Meets the Aliens                       $ 24,000.00
Z-Man                                       $ 12,000.00
Psychocop                                   $ 10,000.00
Came a Hot Friday                           $ 12,000.00
Palette On the Floor                        $ 25,000.00
Lockdown                                    $ 12,000.00
Job Man                                     $ 25,000.00
Funny                                       $  8,000.00
Body Boarding Down Under                    $  7,000.00
Edge Of Honor                               $ 30,000.00
Danger Zone III                             $ 25,000.00
Soul Mates                                  $ 24,000.00
                                            -----------

                                            $413,000.00
                                            -----------
                                            -----------

Racing Pictures srl Agreement
As of September 12, 1996
Page 5


                                   EXHIBIT "C"

                                        1
                         LICENSE AGREEMENT / SCHEDULE A


THIS AGREEMENT is entered into as of April 30, 1991 by and between Overseas Filmgroup Inc., 8800 Sunset Blvd. Ste. 302, Los Angeles, CA 90069, ("Owner/Licensor") and Racing Pictures, s.r.l., Via dei tre Orologi 10, 00197 Roma, Italy (Tel 39 6 808 3645, Fax 39 6 808 8691) ("Distributor/Licensee").

As used in this Agreement, the following terms shall have the meaning indicated:


                                   DEAL TERMS

Picture: ALOHA SUMMER starring Chris Makepiece, Yuki Okumoto, Tia Carrere, directed by Tommy Lee Wallace

Territory:  ITALY ONLY.

Term: 11 1/2 years commencing on January 1, 1989 and ending on July 1, 2001. The term shall be subject to events of force majeure.

The rights licensed herein: VlDEOGRAMMES, PAY & FREE TELEVISION ONLY.

Language version: ITALIAN DUBBED LANGUAGE VERSION ONLY. Distributor agrees to make at its sole cost and expense such dubbed version of the picture. Distributor is expressly prohibited from exploiting any language version other than the dubbed version authorized herein.

Distribution Terms:

(a) Minimum Guarantee: USD25,000.00, [see Additional Terms & Conditions (f)], NET, payable as follows:
          USD 5,000.00 Upon signature of this Agreement.
          USD20,000.00 Within forty-five (45) days notification by Licensor that materials are ready for delivery at Distributor's own cost.

                     BANKING INFORMATION FOR WIRE TRANSFERS:
                            MERCANTILE NATIONAL BANK
                1840 Century Park East,  Los Angeles,  CA  90067
          ACCOUNT OF:  OVERSEAS FILMGROUP, INC.,  ACCOUNT #  002-203081
                           PLEASE REFERENCE FILM TITLE


Disposition of Gross Receipts:

VIDEOGRAMMES: With respect to each Video Device sold, Distributor shall pay Licensor a sum equal to 25% (Twenty-Five Percent) of the Distributor's gross wholesale price of such Video Device sold by Distributor and 25% (Twenty-Five Percent) of Distributor's gross receipts from any other form of Video Device distribution.

PAY & FREE TELEVISION: 75% (Seventy-Five Percent) to Licensor and 25% (Twenty-Five Percent) to Distributor. Distribution expenses as per Article 6A to be deducted from Licensor's share.

RECOUPMENT OF THE ADVANCED MINIMUM GUARANTEE: Distributor is authorized to recoup the advanced minimum guarantee from Licensor's share of gross receipts in the amount of the equivalent local currency at the date when the advanced minimum guarantee is paid.



AGREED AND ACCEPTED:                    AGREED AND ACCEPTED:

/s/ Robert Little                       /s/ Alessandro Fracassi
------------------------------          ----------------------------------------
("Owner/Licensor")                      ("Distributor/Licensee")

Delivery: THIS PICTURE IS AVAILABLE FOR IMMEDIATE DELIVERY.



Key Cities:
Minimum Initial Release: N/A cities, including at least ____ Key Cities, not later than ____ months after ____.
Minimum Initial Print Order: N/A
Minimum Advertising Expenditures: N/A within ____ months after ____.
Maximum Deductions for Advertising Expenditures: N/A



Initial order of materials: Distributor hereby orders at least 1 - 35mm Print and separate soundtrack and/or one (1) l" SUB MASTER video tape.

Additional Licensor approvals: Licensor shall have the additional approval and/or consultation rights described in the attached Schedule of Additional Licensor Approvals (which, if attached, is incorporated herein by reference. ).




Applicable law: CALIFORNIA


Additional Terms and Conditions:

(a)  Reporting shall be quarterly.

(b) Distributor grants to Licensor the right to purchase at current market rate, copies of the subtitled and/or dubbed versions, posters, etc., created by Distributor; at Licensor's sole cost and expense.

(c) Distributor shall supply Licensor with two (2) Free VHS copies of the Release Videocassette in the Original Packaging as created by Distributor plus two (2) copies of the Video Slick.

(d) Distributor shall only license to stations the telecast of which is transmitted from within the licensed territory and the signal of which is received primarily inside the licensed territory.

(e) Distributor shall advise Licensor immediately in writing of the Release Date in each Media Licensed.

(f) Notwithstanding "Article (b) Paragraph 12" of the standard terms and conditions hereunder, Licensee is authorized to deduct the withholding tax of 8% (Eight Percent) between the USA and Italy. All other standard terms and conditions remain in force.



AGREED AND ACCEPTED:                    AGREED AND ACCEPTED:

/s/ ROBERT LITTLE                       /s/ ALESSANDRO FRACASSI
------------------------------          ----------------------------------------
("Owner/Licensor")                      ("Distributor/Licensee")

                                        1
                         LICENSE AGREEMENT / SCHEDULE A


THIS AGREEMENT is entered into as of April 30, 1991 by and between Spectrum Entertainment Group PI.C. c/o Overseas Filmgroup Inc., 8800 Sunset Blvd. Ste. 302, Los Angeles, CA 90069, ("Owner/Licensor") and Racing Pictures, s.r.l., Via dei tre Orologi 10, 00197 Roma, Italy (Tel 39 6 808 3645, Fax 39 6 808 8691)
("Distributor/Licensee").

As used in this Agreement, the following terms shall have the meaning indicated:


                                   DEAL TERMS

Picture: ARIZONA HOME starring Michael Parks, Denise Crosby, Hugh Harrington, directed by John G. Thomas

Territory:  ITALY ONLY.

Term: 11 1/2 years commencing on January 1, 1989 and ending on July 1, 2001. The term shall be subject to events of force majeure.

The rights licensed herein: PAY & FREE TELEVISION ONLY.

Language version: ITALIAN DUBBED LANGUAGE VERSION ONLY. Distributor agrees to make at its sole cost and expense such dubbed version of the picture. Distributor is expressly prohibited from exploiting any language version other than the dubbed version authorized herein.

Distribution Terms:

(a) Minimum Guarantee: USD20,000.00, [see Additional Terms & Conditions (e)], NET, payable as follows:
          USD 4,000.00 Upon signature of this Agreement.
          USD16,000.00 within forty-five (45) days notification by Licensor that materials are ready for delivery at Distributor's own cost.

                     BANKING INFORMATION FOR WIRE TRANSFERS:
                            MERCANTILE NATIONAL BANK
                1840 Century Park East,  Los Angeles,  CA  90067
          ACCOUNT OF:  OVERSEAS FILMGROUP, INC.,  ACCOUNT #  002-203081
                           PLEASE REFERENCE FILM TITLE


Disposition of Gross Receipts:

VIDEOGRAMMES: With respect to each Video Device sold, Distributor shall pay Licensor a sum equal to 25% (Twenty-Five Percent) of the Distributor's gross wholesale price of such Video Device sold by Distributor and 25% (Twenty-Five Percent) of Distributor's gross receipts from any other form of Video Device distribution.

RECOUPMENT OF THE ADVANCED MINIMUM GUARANTEE: Distributor is authorized to recoup the advanced minimum guarantee from Licensor's share of gross receipts in the amount of the equivalent local currency at the date when the advanced minimum guarantee is paid.



AGREED AND ACCEPTED:                    AGREED AND ACCEPTED:

/s/ ROBERT LITTLE                       /s/ ALESSANDRO FRACASSI
------------------------------          ----------------------------------------
("Owner/Licensor")                      ("Distributor/Licensee")

Delivery: THIS PICTURE IS AVAILABLE FOR IMMEDIATE DELIVERY.



Key Cities:
Minimum Initial Release: N/A cities, including at least ____ Key Cities, not later than ____ months after ____.
Minimum Initial Print Order: N/A
Minimum Advertising Expenditures: N/A within ____ months after ____.
Maximum Deductions for Advertising Expenditures: N/A


Initial order of materials: Distributor hereby orders at least 1 - 35mm Print and separate soundtrack and/or one (1) l" SUB MASTER video tape.

Additional Licensor approvals: Licensor shall have the additional approval and/or consultation rights described in the attached Schedule of Additional Licensor Approvals (which, if attached, is incorporated herein by reference. ).




Applicable law: CALIFORNIA


Additional Terms and Conditions:

(a)  Reporting shall be quarterly.

(b) Distributor grants to Licensor the right to purchase at current market rate, copies of the subtitled and/or dubbed versions, posters, etc., created by Distributor; at Licensor's sole cost and expense.

(c) Distributor shall only license to stations the telecast of which is transmitted from within the licensed territory and the signal of which is received primarily inside the licensed territory.

(d) Distributor shall advise Licensor immediately in writing of the Release Date in each Media Licensed.

(e) Notwithstanding "Article (b) Paragraph 12" of the standard terms and conditions hereunder, Licensee is authorized to deduct the withholding tax of 8% (Eight Percent) between the USA and Italy. All other standard terms and conditions remain in force.



AGREED AND ACCEPTED:                    AGREED AND ACCEPTED:

/s/ Robert Little                       /s/ Alessandro Fracassi
------------------------------          ----------------------------------------
("Owner/Licensor")                      ("Distributor/Licensee")

                                        1
                         LICENSE AGREEMENT / SCHEDULE A


THIS AGREEMENT is entered into as of January 1, 1991 by and between Overseas Filmgroup Inc., 8800 Sunset Blvd. Ste. 302, Los Angeles, CA 90069, ("Owner/Licensor") and Racing Pictures, s.r.l., Via dei tre Orologi 10, 00197 Roma, Italy (Tel 39 6 808 3645, Fax 39 6 808 8691) ("Distributor/Licensee").

As used in this Agreement, the following terms shall have the meaning indicated:


                                   DEAL TERMS

Picture: ASSAULT ON PRECINCT 13 starring Austin Stoker, Written and Directed by: John Carpenter

Territory:  ITALY ONLY.

Term: Twelve (12) years commencing on January 1, 1989 and ending on January 1, 2001. The term shall be subject to events of force majeure.

The rights licensed herein: VIDEOGRAMMES, PAY & FREE TELEVISION ONLY.

Language version: ITALIAN DUBBED LANGUAGE VERSION ONLY. Distributor agrees to make at its sole cost and expense such dubbed version of the picture. Distributor is expressly prohibited from exploiting any language version other than the dubbed version authorized herein.

Distribution Terms:

(a) Minimum Guarantee: USD25,000.00, [see Additional Terms & Conditions (f)], NET, payable as follows:
          USD 5,000.00 Upon signature of this Agreement.
          USD20,000.00 Within forty-five (45) days notification by Licensor that materials are ready for delivery at Distributor's own cost.

                     BANKING INFORMATION FOR WIRE TRANSFERS:
                            MERCANTILE NATIONAL BANK
                1840 Century Park East,  Los Angeles,  CA  90067
          ACCOUNT OF:  OVERSEAS FILMGROUP, INC.,  ACCOUNT #  002-203081
                           PLEASE REFERENCE FILM TITLE


Disposition of Gross Receipts:

VIDEOGRAMMES: With respect to each Video Device sold, Distributor shall pay Licensor a sum equal to 25% (Twenty-Five Percent) of the Distributor's gross wholesale price of such Video Device sold by Distributor and 25% (Twenty-Five Percent) of Distributor's gross receipts from any other form of Video Device distribution.

PAY & FREE TELEVISION: 75% (Seventy-Five Percent) to Licensor and 25% (Twenty-Five Percent) to Distributor. Distribution expenses as per Article 6A to be deducted from Licensor's share.

RECOUPMENT OF THE ADVANCED MINIMUM GUARANTEE: Distributor is authorized to recoup the advanced minimum guarantee from Licensor's share of gross receipts in the amount of the equivalent local currency at the date when the advanced minimum guarantee is paid.



AGREED AND ACCEPTED:                    AGREED AND ACCEPTED:

/s/ ROBERT LITTLE                       /s/ ALESSANDRO FRACASSI
------------------------------          ----------------------------------------
("Owner/Licensor")                      ("Distributor/Licensee")

Delivery: THIS PICTURE IS AVAILABLE FOR IMMEDIATE DELIVERY.



Key Cities:
Minimum Initial Release: N/A cities, including at least ____ Key Cities, not later than ____ months after ____.
Minimum Initial Print Order: N/A
Minimum Advertising Expenditures: N/A within ____ months after ____.
Maximum Deductions for Advertising Expenditures: N/A



Initial order of materials: Distributor hereby orders at least 1 - 35mm Print and separate soundtrack and/or one (1) 1" SUB MASTER video tape.

Additional Licensor approvals: Licensor shall have the additional approval and/or consultation rights described in the attached Schedule of Additional Licensor Approvals (which, if attached, is incorporated herein by reference.).



Applicable law: CALIFORNIA


Additional Terms and Conditions:

(a)  Reporting shall be quarterly.

(b) Distributor grants to Licensor the right to purchase at current market rate, copies of the subtitled and/or dubbed versions, posters, etc., created by Distributor; at Licensor's sole cost and expense.

(c) Distributor shall supply Licensor with two (2) Free VHS copies of the Release Videocassette in the Original Packaging as created by Distributor plus two (2) copies of the Video Slick.

(d) Distributor shall only license to stations the telecast of which is transmitted from within the licensed territory and the signal of which is received primarily inside the licensed territory.

(e) Distributor shall advise Licensor immediately in writing of the Release Date in each Media Licensed.

(f) Notwithstanding "Article (b) Paragraph 12" of the standard terms and conditions hereunder, Licensee is authorized to deduct the withholding tax of 8% (Eight Percent) between the USA and Italy. All other standard terms and conditions remain in force.



AGREED AND ACCEPTED:                    AGREED AND ACCEPTED:

/s/ ROBERT LITTLE                       /s/ ALESSANDRO FRACASSI
------------------------------          ----------------------------------------
("Owner/Licensor")                      ("Distributor/Licensee")

                                        1
                         LICENSE AGREEMENT / SCHEDULE A


THIS AGREEMENT is entered into as of April 30, 1991 by and between Spectrum Entertainment Group PLC c/o Overseas Filmgroup Inc., Overseas Filmgroup Inc., 8800 Sunset Blvd. Ste. 302, Los Angeles, CA 90069, ("Owner/Licensor") and Racing Pictures, s.r.l., Via dei tre Orologi 10, 00197 Roma, Italy (Tel 39 6 808 3645, Fax 39 6 808 8691) ("Distributor/Licensee").

As used in this Agreement, the following terms shall have the meaning indicated:


                                   DEAL TERMS

Picture:  ASTONISHED starring Liliana Komorowska, Directed by: Travis Preston

Territory:  ITALY ONLY.

Term: 11 1/2 years commencing on January 1, 1989 and ending on July 1, 2001. The term shall be subject to events of force majeure.

The rights licensed herein: VIDEOGRAMMES, PAY & FREE TELEVISION ONLY.

Language version: ITALIAN DUBBED LANGUAGE VERSION ONLY. Distributor agrees to make at its sole cost and expense such dubbed version of the picture. Distributor is expressly prohibited from exploiting any language version other than the dubbed version authorized herein.

Distribution Terms:

(a) Minimum Guarantee: USD20,000.00, [see Additional Terms & Conditions (f)], NET, payable as follows:
          USD 4,000.00 Upon signature of this Agreement.
          USD16,000.00 Within forty-five (45) days notification by Licensor that materials are ready for delivery at Distributor's own cost.

                     BANKING INFORMATION FOR WIRE TRANSFERS:
                            MERCANTILE NATIONAL BANK
                1840 Century Park East,  Los Angeles,  CA  90067
          ACCOUNT OF:  OVERSEAS FILMGROUP, INC.,  ACCOUNT #  002-203081
                           PLEASE REFERENCE FILM TITLE


Disposition of Gross Receipts:

VIDEOGRAMMES: With respect to each Video Device sold, Distributor shall pay Licensor a sum equal to 25% (Twenty-Five Percent) of the Distributor's gross wholesale price of such Video Device sold by Distributor and 25% (Twenty-Five Percent) of Distributor's gross receipts from any other form of Video Device distribution.

PAY & FREE TELEVISION: 75% (Seventy-Five Percent) to Licensor and 25% (Twenty-Five Percent) to Distributor. Distribution expenses as per Article 6A to be deducted from Licensor's share.

RECOUPMENT OF THE ADVANCED MINIMUM GUARANTEE: Distributor is authorized to recoup the advanced minimum guarantee from Licensor's share of gross receipts in the amount of the equivalent local currency at the date when the advanced minimum guarantee is paid.



AGREED AND ACCEPTED:                    AGREED AND ACCEPTED:

/s/ ROBERT LITTLE                       /s/ ALESSANDRO FRACASSI
------------------------------          ----------------------------------------
("Owner/Licensor")                      ("Distributor/Licensee")

Delivery: THIS PICTURE IS AVAILABLE FOR IMMEDIATE DELIVERY.




Key Cities:
Minimum Initial Release: N/A cities, including at least ____ Key Cities, not later than ____ months after ____.
Minimum Initial Print Order: N/A
Minimum Advertising Expenditures: N/A within ____ months after ____.
Maximum Deductions for Advertising Expenditures: N/A



Initial order of materials: Distributor hereby orders at least 1 - 35mm Print and separate soundtrack and/or one (1) 1" SUB MASTER video tape.

Additional Licensor approvals: Licensor shall have the additional approval and/or consultation rights described in the attached Schedule of Additional Licensor Approvals (which, if attached, is incorporated herein by reference.).




Applicable law: CALIFORNIA


Additional Terms and Conditions:

(a)  Reporting shall be quarterly.

(b) Distributor grants to Licensor the right to purchase at current market rate, copies of the subtitled and/or dubbed versions, posters, etc., created by Distributor; at Licensor's sole cost and expense.

(c) Distributor shall supply Licensor with two (2) Free VHS copies of the Release Videocassette in the Original Packaging as created by Distributor plus two (2) copies of the Video Slick.

(d) Distributor shall only license to stations the telecast of which is transmitted from within the licensed territory and the signal of which is received primarily inside the licensed territory.

(e) Distributor shall advise Licensor immediately in writing of the Release Date in each Media Licensed.

(f) Notwithstanding "Article (b) Paragraph 12" of the standard terms and conditions hereunder, Licensee is authorized to deduct the withholding tax of 8% (Eight Percent) between the USA and Italy. All other standard terms and conditions remain in force.



AGREED AND ACCEPTED:                    AGREED AND ACCEPTED:

/s/ Robert Little                       /s/ Alessandro Fracassi
------------------------------          ----------------------------------------
("Owner/Licensor")                      ("Distributor/Licensee")

                                        1
                         LICENSE AGREEMENT / SCHEDULE A


THIS AGREEMENT is entered into as of April 30, 1991 by and between Spectrum Entertainment Group PLC c/o Overseas Filmgroup Inc., 8800 Sunset Blvd. Ste. 302, Los Angeles, CA 90069, ("Owner/Licensor") and Racing Pictures, s.r.l., Via dei tre Orologi 10, 00197 Roma, Italy (Tel 39 6 808 3645, Fax 39 6 808 8691)
("Distributor/Licensee").

As used in this Agreement, the following terms shall have the meaning indicated:


                                   DEAL TERMS

Picture: BLACKOUT starring Carol Lynley, Gail O, Grady, Micahel Keys Hall, Joanna Miles, directed by Doug Adams.

Territory:  ITALY ONLY.

Term: 12 years commencing on January 1, 1989 and ending on January 1, 2001. The term shall be subject to events of force majeure.

The rights licensed herein: VIDEOGRAMMES, PAY & FREE TELEVISION ONLY.

Language version: ITALIAN DUBBED LANGUAGE VERSION ONLY. Distributor agrees to make at its sole cost and expense such dubbed version of the picture. Distributor is expressly prohibited from exploiting any language version other than the dubbed version authorized herein.

Distribution Terms:

(a) Minimum Guarantee: USD30,000.00, [see Additional Terms & Conditions (f)], NET, payable as follows:
          USD 6,000.00 Upon signature of this Agreement.
          USD24,000.00 within forty-five (45) days notification by Licensor that materials are ready for delivery at Distributor's own cost.

                     BANKING INFORMATION FOR WIRE TRANSFERS:
                            MERCANTILE NATIONAL BANK
                1840 Century Park East,  Los Angeles,  CA  90067
          ACCOUNT OF:  OVERSEAS FILMGROUP, INC.,  ACCOUNT #  002-203081
                           PLEASE REFERENCE FILM TITLE


Disposition of Gross Receipts:

VIDEOGRAMMES: With respect to each Video Device sold, Distributor shall pay Licensor a sum equal to 25% (Twenty-Five Percent) of the Distributor's gross wholesale price of such Video Device sold by Distributor and 25% (Twenty-Five Percent) of Distributor's gross receipts from any other form of Video Device distribution.

PAY & FREE TELEVISION: 75% (Seventy-Five Percent) to Licensor and 25% (Twenty-Five Percent) to Distributor. Distribution expenses as per Article 6A to be deducted from Licensor's share.

RECOUPMENT OF THE ADVANCED MINIMUM GUARANTEE: Distributor is authorized to recoup the advanced minimum guarantee from Licensor's share of gross receipts in the amount of the equivalent local currency at the date when the advanced minimum guarantee is paid.



AGREED AND ACCEPTED:                    AGREED AND ACCEPTED:

/s/ ROBERT LITTLE                       /s/ ALESSANDRO FRACASSI
------------------------------          ----------------------------------------
("Owner/Licensor")                      ("Distributor/Licensee")

Delivery: THIS PICTURE IS AVAILABLE FOR IMMEDIATE DELIVERY.



Key Cities:
Minimum Initial Release: N/A cities, including at least ____ Key Cities, not later than ____ months after ____.
Minimum Initial Print Order: N/A
Minimum Advertising Expenditures: N/A within ____ months after ____.
Maximum Deductions for Advertising Expenditures: N/A

Initial order of materials: Distributor hereby orders at least 1 - 35mm Print and separate soundtrack and/or one (1) 1" SUB MASTER video tape.

Additional Licensor approvals: Licensor shall have the additional approval and/or consultation rights described in the attached Schedule of Additional Licensor Approvals (which, if attached, is incorporated herein by reference.).




Applicable law: CALIFORNIA


Additional Terms and Conditions:

(a)  Reporting shall be quarterly.

(b) Distributor grants to Licensor the right to purchase at current market rate, copies of the subtitled and/or dubbed versions, posters, etc., created by Distributor; at Licensor's sole cost and expense.

(c) Distributor shall supply Licensor with two (2) Free VHS copies of the Release Videocassette in the Original Packaging as created by Distributor plus two (2) copies of the Video Slick.

(d) Distributor shall only license to stations the telecast of which is transmitted from within the licensed territory and the signal of which is received primarily inside the licensed territory.

(e) Distributor shall advise Licensor immediately in writing of the Release Date in each Media Licensed.

(f) Notwithstanding "Article (b) Paragraph 12" of the standard terms and conditions hereunder, Licensee is authorized to deduct the withholding tax of 8% (Eight Percent) between the USA and Italy. All other standard terms and conditions remain in force.



AGREED AND ACCEPTED:                    AGREED AND ACCEPTED:

/s/ Robert Little                       /s/ Alessandro Fracassi
------------------------------          ----------------------------------------
("Owner/Licensor")                      ("Distributor/Licensee")

                                        1
                         LICENSE AGREEMENT / SCHEDULE A


THIS AGREEMENT is entered into as of April 30, 1991 by and between Flat Out Entertainment Pty.,LTD. c/o Overseas Filmgroup Inc., 8800 Sunset Blvd. Ste. 302, Los Angeles, CA 90069, ("Owner/Licensor") and Racing Pictures, s.r.l., Via dei tre Orologi 10, 00197 Roma, Italy (Tel 39 6 808 3645, Fax 39 6 808 8691)
("Distributor/Licensee").

As used in this Agreement, the following terms shall have the meaning indicated:


                                   DEAL TERMS

Picture: BLOWN AWAY starring Robby Naish, Bob McTavish, Produced and directed by Paul Witzig

Territory:  ITALY ONLY.

Term: 12 years commencing on January 1, 1989 and ending on January 1, 2001. The term shall be subject to events of force majeure.

The rights licensed herein: VIDEOGRAMMES, PAY & FREE TELEVISION ONLY.

Language version: ITALIAN DUBBED LANGUAGE VERSION ONLY. Distributor agrees to make at its sole cost and expense such dubbed version of the picture. Distributor is expressly prohibited from exploiting any language version other than the dubbed version authorized herein.

Distribution Terms:

(a) Minimum Guarantee: USD15,000.00, [see Additional Terms & Conditions (f)], NET, payable as follows:
          USD 3,000.00 Upon signature of this Agreement.
          USD12,000.00 within forty-five (45) days notification by Licensor that materials are ready for delivery at Distributor's own cost.

                     BANKING INFORMATION FOR WIRE TRANSFERS:
                            MERCANTILE NATIONAL BANK
                1840 Century Park East,  Los Angeles,  CA  90067
          ACCOUNT OF:  OVERSEAS FILMGROUP, INC.,  ACCOUNT #  002-203081
                           PLEASE REFERENCE FILM TITLE


Disposition of Gross Receipts:

VIDEOGRAMMES: With respect to each Video Device sold, Distributor shall pay Licensor a sum equal to 25% (Twenty-Five Percent) of the Distributor's gross wholesale price of such Video Device sold by Distributor and 25% (Twenty-Five Percent) of Distributor's gross receipts from any other form of Video Device distribution.

PAY & FREE TELEVISION: 75% (Seventy-Five Percent) to Licensor and 25% (Twenty-Five Percent) to Distributor. Distribution expenses as per Article 6A to be deducted from Licensor's share.

RECOUPMENT OF THE ADVANCED MINIMUM GUARANTEE: Distributor is authorized to recoup the advanced minimum guarantee from Licensor's share of gross receipts in the amount of the equivalent local currency at the date when the advanced minimum guarantee is paid.




AGREED AND ACCEPTED:                    AGREED AND ACCEPTED:

/s/ ROBERT LITTLE                       /s/ ALESSANDRO FRACASSI
------------------------------          ----------------------------------------
("Owner/Licensor")                      ("Distributor/Licensee")

Delivery: THIS PICTURE IS AVAILABLE FOR IMMEDIATE DELIVERY.



Key Cities:
Minimum Initial Release: N/A cities, including at least ____ Key Cities, not later than ____ months after ____.
Minimum Initial Print Order: N/A
Minimum Advertising Expenditures: N/A within ____ months after ____.
Maximum Deductions for Advertising Expenditures: N/A



Initial order of materials: Distributor hereby orders at least 1 - 35mm Print and separate soundtrack and/or one (1) 1" SUB MASTER video tape.

Additional Licensor approvals: Licensor shall have the additional approval and/or consultation rights described in the attached Schedule of Additional Licensor Approvals (which, if attached, is incorporated herein by reference.).





Applicable law: CALIFORNIA


Additional Terms and Conditions:

(a)  Reporting shall be quarterly.

(b) Distributor grants to Licensor the right to purchase at current market rate, copies of the subtitled and/or dubbed versions, posters, etc., created by Distributor; at Licensor's sole cost and expense.

(c) Distributor shall supply Licensor with two (2) Free VHS copies of the Release Videocassette in the Original Packaging as created by Distributor plus two (2) copies of the Video Slick.

(d) Distributor shall only license to stations the telecast of which is transmitted from within the licensed territory and the signal of which is received primarily inside the licensed territory.

(e) Distributor shall advise Licensor immediately in writing of the Release Date in each Media Licensed.

(f) Notwithstanding "Article (b) Paragraph 12" of the standard terms and conditions hereunder, Licensee is authorized to deduct the withholding tax of 8% (Eight Percent) between the USA and Italy. All other standard terms and conditions remain in force.



AGREED AND ACCEPTED:                    AGREED AND ACCEPTED:

/s/ Robert Little                       /s/ Alessandro Fracassi
------------------------------          ----------------------------------------
("Owner/Licensor")                      ("Distributor/Licensee")

                                        1
                         LICENSE AGREEMENT / SCHEDULE A


THIS AGREEMENT is entered into as of April 30, 1991 by and between Flat Out Entertainment Pty.,LTD. c/o Overseas Filmgroup Inc., 8800 Sunset Blvd. Ste. 302, Los Angeles, CA 90069, ("Owner/Licensor") and Racing Pictures, s.r.l., Via dei tre Orologi 10, 00197 Roma, Italy (Tel 39 6 808 3645, Fax 39 6 808 8691)
("Distributor/Licensee").

As used in this Agreement, the following terms shall have the meaning indicated:


                                   DEAL TERMS

Picture: BODY BOARDING DOWN UNDER Produced and directed by Peter Taylor

Territory:  ITALY ONLY.

Term: 12 years commencing on January 1, 1989 and ending on January 1, 2001. The term shall be subject to events of force majeure.

The rights licensed herein: VIDEOGRAMMES, PAY & FREE TELEVISION ONLY.

Language version: ITALIAN DUBBED LANGUAGE VERSION ONLY. Distributor agrees to make at its sole cost and expense such dubbed version of the picture. Distributor is expressly prohibited from exploiting any language version other than the dubbed version authorized herein.

Distribution Terms:

(a) Minimum Guarantee: USD7,000.00, [see Additional Terms & Conditions (f)], NET, payable as follows:
          USD 1,400.00 Upon signature of this Agreement.
          USD5,600.00 within forty-five (45) days notification by Licensor that materials are ready for delivery at Distributor's own cost.

                     BANKING INFORMATION FOR WIRE TRANSFERS:
                            MERCANTILE NATIONAL BANK
                1840 Century Park East,  Los Angeles,  CA  90067
          ACCOUNT OF:  OVERSEAS FILMGROUP, INC.,  ACCOUNT #  002-203081
                           PLEASE REFERENCE FILM TITLE


Disposition of Gross Receipts:

VIDEOGRAMMES: With respect to each Video Device sold, Distributor shall pay Licensor a sum equal to 25% (Twenty-Five Percent) of the Distributor's gross wholesale price of such Video Device sold by Distributor and 25% (Twenty-Five Percent) of Distributor's gross receipts from any other form of Video Device distribution.

PAY & FREE TELEVISION: 75% (Seventy-Five Percent) to Licensor and 25% (Twenty-Five Percent) to Distributor. Distribution expenses as per Article 6A to be deducted from Licensor's share.

RECOUPMENT OF THE ADVANCED MINIMUM GUARANTEE: Distributor is authorized to recoup the advanced minimum guarantee from Licensor's share of gross receipts in the amount of the equivalent local currency at the date when the advanced minimum guarantee is paid.



AGREED AND ACCEPTED:                    AGREED AND ACCEPTED:

/s/ ROBERT LITTLE                       /s/ ALESSANDRO FRACASSI
------------------------------          ----------------------------------------
("Owner/Licensor")                      ("Distributor/Licensee")

Delivery: THIS PICTURE IS AVAILABLE FOR IMMEDIATE DELIVERY.



Key Cities:
Minimum Initial Release: N/A cities, including at least ____ Key Cities, not later than ____ months after ____.
Minimum Initial Print Order: N/A
Minimum Advertising Expenditures: N/A within ____ months after ____.
Maximum Deductions for Advertising Expenditures: N/A



Initial order of materials: Distributor hereby orders at least 1 - 35mm Print and separate soundtrack and/or one (1) 1" SUB MASTER video tape.

Additional Licensor approvals: Licensor shall have the additional approval and/or consultation rights described in the attached Schedule of Additional Licensor Approvals (which, if attached, is incorporated herein by reference.).




Applicable law: CALIFORNIA


Additional Terms and Conditions:

(a)  Reporting shall be quarterly.

(b) Distributor grants to Licensor the right to purchase at current market rate, copies of the subtitled and/or dubbed versions, posters, etc., created by Distributor; at Licensor's sole cost and expense.

(c) Distributor shall supply Licensor with two (2) Free VHS copies of the Release Videocassette in the Original Packaging as created by Distributor plus two (2) copies of the Video Slick.

(d) Distributor shall only license to stations the telecast of which is transmitted from within the licensed territory and the signal of which is received primarily inside the licensed territory.

(e) Distributor shall advise Licensor immediately in writing of the Release Date in each Media Licensed.

(f) Notwithstanding "Article (b) Paragraph 12" of the standard terms and conditions hereunder, Licensee is authorized to deduct the withholding tax of 8% (Eight Percent) between the USA and Italy. All other standard terms and conditions remain in force.



AGREED AND ACCEPTED:                    AGREED AND ACCEPTED:

/s/ Robert Little                       /s/ Alessandro Fracassi
------------------------------          ----------------------------------------
("Owner/Licensor")                      ("Distributor/Licensee")

                                        1
                         LICENSE AGREEMENT / SCHEDULE A


THIS AGREEMENT is entered into as of April 30, 1991 by and between Overseas Filmgroup Inc., 8800 Sunset Blvd. Ste. 302, Los Angeles, CA 90069, ("Owner/Licensor") and Racing Pictures, s.r.l., Via dei tre Orologi 10, 00197 Roma, Italy (Tel 39 6 808 3645, Fax 39 6 808 8691) ("Distributor/Licensee").

As used in this Agreement, the following terms shall have the meaning indicated:


                                   DEAL TERMS

Picture: BREAKING LOOSE Starring Peter Phelps, Vince Martin, Abigail, written and directed by Rod Hay

Territory:  ITALY ONLY.

Term: 12 years commencing on January 1, 1989 and ending on January 1, 2001. The term shall be subject to events of force majeure.

The rights licensed herein: VIDEOGRAMMES, PAY & FREE TELEVISION ONLY.

Language version: ITALIAN DUBBED LANGUAGE VERSION ONLY. Distributor agrees to make at its sole cost and expense such dubbed version of the picture. Distributor is expressly prohibited from exploiting any language version other than the dubbed version authorized herein.

Distribution Terms:


(a) Minimum Guarantee: USD25,000.00, [see Additional Terms & Conditions (f)], NET, payable as follows:
          USD 5,000.00 Upon signature of this Agreement.
          USD20,000.00 Within forty-five (45) days notification by Licensor that materials are ready for delivery at Distributor's own cost.

                     BANKING INFORMATION FOR WIRE TRANSFERS:
                            MERCANTILE NATIONAL BANK
                1840 Century Park East,  Los Angeles,  CA  90067
          ACCOUNT OF:  OVERSEAS FILMGROUP, INC.,  ACCOUNT #  002-203081
                           PLEASE REFERENCE FILM TITLE


Disposition of Gross Receipts:

VIDEOGRAMMES: With respect to each Video Device sold, Distributor shall pay Licensor a sum equal to 25% (Twenty-Five Percent) of the Distributor's gross wholesale price of such Video Device sold by Distributor and 25% (Twenty-Five Percent) of Distributor's gross receipts from any other form of Video Device distribution.

PAY & FREE TELEVISION: 75% (Seventy-Five Percent) to Licensor and 25% (Twenty-Five Percent) to Distributor. Distribution expenses as per Article 6A to be deducted from Licensor's share.

RECOUPMENT OF THE ADVANCED MINIMUM GUARANTEE: Distributor is authorized to recoup the advanced minimum guarantee from Licensor's share of gross receipts in the amount of the equivalent local currency at the date when the advanced minimum guarantee is paid.



AGREED AND ACCEPTED:                    AGREED AND ACCEPTED:

/s/ ROBERT LITTLE                       /s/ ALESSANDRO FRACASSI
------------------------------          ----------------------------------------
("Owner/Licensor")                      ("Distributor/Licensee")

Delivery: THIS PICTURE IS AVAILABLE FOR IMMEDIATE DELIVERY.




Key Cities:
Minimum Initial Release: N/A cities, including at least ____ Key Cities, not later than ____ months after ____.
Minimum Initial Print Order: N/A
Minimum Advertising Expenditures: N/A within ____ months after ____.
Maximum Deductions for Advertising Expenditures: N/A



Initial order of materials: Distributor hereby orders at least 1 - 35mm Print and separate soundtrack and/or one (1) 1" SUB MASTER video tape.

Additional Licensor approvals: Licensor shall have the additional approval and/or consultation rights described in the attached Schedule of Additional Licensor Approvals (which, if attached, is incorporated herein by reference.).




Applicable law: CALIFORNIA


Additional Terms and Conditions:

(a)  Reporting shall be quarterly.

(b) Distributor grants to Licensor the right to purchase at current market rate, copies of the subtitled and/or dubbed versions, posters, etc., created by Distributor; at Licensor's sole cost and expense.

(c) Distributor shall supply Licensor with two (2) Free VHS copies of the Release Videocassette in the Original Packaging as created by Distributor plus two (2) copies of the Video Slick.

(d) Distributor shall only license to stations the telecast of which is transmitted from within the licensed territory and the signal of which is received primarily inside the licensed territory.

(e) Distributor shall advise Licensor immediately in writing of the Release Date in each Media Licensed.

(f) Notwithstanding "Article (b) Paragraph 12" of the standard terms and conditions hereunder, Licensee is authorized to deduct the withholding tax of 8% (Eight Percent) between the USA and Italy. All other standard terms and conditions remain in force.



AGREED AND ACCEPTED:                    AGREED AND ACCEPTED:

/s/ Robert Little                       /s/ Alessandro Fracassi
------------------------------          ----------------------------------------
("Owner/Licensor")                      ("Distributor/Licensee")

                                        1
                         LICENSE AGREEMENT / SCHEDULE A


THIS AGREEMENT is entered into as of April 30, 1991 by and between Overseas Filmgroup Inc., 8800 Sunset Blvd. Ste. 302, Los Angeles, CA 90069, ("Owner/Licensor") and Racing Pictures, s.r.l., Via dei tre Orologi 10, 00197 Roma, Italy (Tel 39 6 808 3645, Fax 39 6 808 8691) ("Distributor/Licensee").

As used in this Agreement, the following terms shall have the meaning indicated:


                                   DEAL TERMS

Picture: BUCKEYE AND BLUE Starring Robyn Lively, Jeffrey Osterhage, written and directed by J.C. Compton

Territory:  ITALY ONLY.

Term: 12 years commencing on January 1, 1989 and ending on January 1, 2001. The term shall be subject to events of force majeure.

The rights licensed herein: VIDEOGRAMMES, PAY & FREE TELEVISION ONLY.

Language version: ITALIAN DUBBED LANGUAGE VERSION ONLY. Distributor agrees to make at its sole cost and expense such dubbed version of the picture. Distributor is expressly prohibited from exploiting any language version other than the dubbed version authorized herein.

Distribution Terms:

(a) Minimum Guarantee: USD25,000.00, [see Additional Terms & Conditions (f)], NET, payable as follows:
          USD 5,000.00 Upon signature of this Agreement.
          USD20,000.00 Within forty-five (45) days notification by Licensor that materials are ready for delivery at Distributor's own cost.

                     BANKING INFORMATION FOR WIRE TRANSFERS:
                            MERCANTILE NATIONAL BANK
                1840 Century Park East,  Los Angeles,  CA  90067
          ACCOUNT OF:  OVERSEAS FILMGROUP, INC.,  ACCOUNT #  002-203081
                           PLEASE REFERENCE FILM TITLE


Disposition of Gross Receipts:

VIDEOGRAMMES: With respect to each Video Device sold, Distributor shall pay Licensor a sum equal to 25% (Twenty-Five Percent) of the Distributor's gross wholesale price of such Video Device sold by Distributor and 25% (Twenty-Five Percent) of Distributor's gross receipts from any other form of Video Device distribution.

PAY & FREE TELEVISION: 75% (Seventy-Five Percent) to Licensor and 25% (Twenty-Five Percent) to Distributor. Distribution expenses as per Article 6A to be deducted from Licensor's share.

RECOUPMENT OF THE ADVANCED MINIMUM GUARANTEE: Distributor is authorized to recoup the advanced minimum guarantee from Licensor's share of gross receipts in the amount of the equivalent local currency at the date when the advanced minimum guarantee is paid.



AGREED AND ACCEPTED:                    AGREED AND ACCEPTED:

/s/ ROBERT LITTLE                       /s/ ALESSANDRO FRACASSI
------------------------------          ----------------------------------------
("Owner/Licensor")                      ("Distributor/Licensee")

Delivery: THIS PICTURE IS AVAILABLE FOR IMMEDIATE DELIVERY.



Key Cities:
Minimum Initial Release: N/A cities, including at least ____ Key Cities, not later than ____ months after ____.
Minimum Initial Print Order: N/A
Minimum Advertising Expenditures: N/A within ____ months after ____.
Maximum Deductions for Advertising Expenditures: N/A



Initial order of materials: Distributor hereby orders at least 1 - 35mm Print and separate soundtrack and/or one (1) 1" SUB MASTER video tape.

Additional Licensor approvals: Licensor shall have the additional approval and/or consultation rights described in the attached Schedule of Additional Licensor Approvals (which, if attached, is incorporated herein by reference.).




Applicable law: CALIFORNIA


Additional Terms and Conditions:

(a)  Reporting shall be quarterly.

(b) Distributor grants to Licensor the right to purchase at current market rate, copies of the subtitled and/or dubbed versions, posters, etc., created by Distributor; at Licensor's sole cost and expense.

(c) Distributor shall supply Licensor with two (2) Free VHS copies of the Release Videocassette in the Original Packaging as created by Distributor plus two (2) copies of the Video Slick.

(d) Distributor shall only license to stations the telecast of which is transmitted from within the licensed territory and the signal of which is received primarily inside the licensed territory.

(e) Distributor shall advise Licensor immediately in writing of the Release Date in each Media Licensed.

(f) Notwithstanding "Article (b) Paragraph 12" of the standard terms and conditions hereunder, Licensee is authorized to deduct the withholding tax of 8% (Eight Percent) between the USA and Italy. All other standard terms and conditions remain in force.



AGREED AND ACCEPTED:                    AGREED AND ACCEPTED:

/s/ Robert Little                       /s/ Alessandro Fracassi
------------------------------          ----------------------------------------
("Owner/Licensor")                      ("Distributor/Licensee")

                                        1
                         LICENSE AGREEMENT / SCHEDULE A


THIS AGREEMENT is entered into as of April 30, 1991 by and between Overseas Filmgroup Inc., 8800 Sunset Blvd. Ste. 302, Los Angeles, CA 90069, ("Owner/Licensor") and Racing Pictures, s.r.l., Via dei tre Orologi 10, 00197 Roma, Italy (Tel 39 6 808 3645, Fax 39 6 808 8691) ("Distributor/Licensee").


As used in this Agreement, the following terms shall have the meaning indicated:


                                   DEAL TERMS

Picture: THE CARRIER Starring Gregory Fortescu, Steve Dixon, produced and directed by Nathan White

Territory:  ITALY ONLY.

Term: 11 1/2 years commencing on January 1, 1989 and ending on July 1, 2001. The term shall be subject to events of force majeure.

The rights licensed herein: VIDEOGRAMMES, PAY & FREE TELEVISION ONLY.

Language version: ITALIAN DUBBED LANGUAGE VERSION ONLY. Distributor agrees to make at its sole cost and expense such dubbed version of the picture. Distributor is expressly prohibited from exploiting any language version other than the dubbed version authorized herein.

Distribution Terms:

(a) Minimum Guarantee: USD20,000.00, [see Additional Terms & Conditions (f)], NET, payable as follows:
          USD 4,000.00 Upon signature of this Agreement.
          USD16,000.00 Within forty-five (45) days notification by Licensor that materials are ready for delivery at Distributor's own cost.

                     BANKING INFORMATION FOR WIRE TRANSFERS:
                            MERCANTILE NATIONAL BANK
                1840 Century Park East,  Los Angeles,  CA  90067
          ACCOUNT OF:  OVERSEAS FILMGROUP, INC.,  ACCOUNT #  002-203081
                           PLEASE REFERENCE FILM TITLE


Disposition of Gross Receipts:

VIDEOGRAMMES: With respect to each Video Device sold, Distributor shall pay Licensor a sum equal to 25% (Twenty-Five Percent) of the Distributor's gross wholesale price of such Video Device sold by Distributor and 25% (Twenty-Five Percent) of Distributor's gross receipts from any other form of Video Device distribution.

PAY & FREE TELEVISION: 75% (Seventy-Five Percent) to Licensor and 25% (Twenty-Five Percent) to Distributor. Distribution expenses as per Article 6A to be deducted from Licensor's share.

RECOUPMENT OF THE ADVANCED MINIMUM GUARANTEE: Distributor is authorized to recoup the advanced minimum guarantee from Licensor's share of gross receipts in the amount of the equivalent local currency at the date when the advanced minimum guarantee is paid.



AGREED AND ACCEPTED:                    AGREED AND ACCEPTED:

/s/ ROBERT LITTLE                       /s/ ALESSANDRO FRACASSI
------------------------------          ----------------------------------------
("Owner/Licensor")                      ("Distributor/Licensee")

Delivery: THIS PICTURE IS AVAILABLE FOR IMMEDIATE DELIVERY.



Key Cities:
Minimum Initial Release: N/A cities, including at least ____ Key Cities, not later than ____ months after ____.
Minimum Initial Print Order: N/A
Minimum Advertising Expenditures: N/A within ____ months after ____.
Maximum Deductions for Advertising Expenditures: N/A



Initial order of materials: Distributor hereby orders at least 1 - 35mm Print and separate soundtrack and/or one (1) 1" SUB MASTER video tape.

Additional Licensor approvals: Licensor shall have the additional approval and/or consultation rights described in the attached Schedule of Additional Licensor Approvals (which, if attached, is incorporated herein by reference. ).




Applicable law: CALIFORNIA


Additional Terms and Conditions:

(a)  Reporting shall be quarterly.

(b) Distributor grants to Licensor the right to purchase at current market rate, copies of the subtitled and/or dubbed versions, posters, etc., created by Distributor; at Licensor's sole cost and expense.

(c) Distributor shall supply Licensor with two (2) Free VHS copies of the Release Videocassette in the Original Packaging as created by Distributor plus two (2) copies of the Video Slick.

(d) Distributor shall only license to stations the telecast of which is transmitted from within the licensed territory and the signal of which is received primarily inside the licensed territory.

(e) Distributor shall advise Licensor immediately in writing of the Release Date in each Media Licensed.

(f) Notwithstanding "Article (b) Paragraph 12" of the standard terms and conditions hereunder, Licensee is authorized to deduct the withholding tax of 8% (Eight Percent) between the USA and Italy. All other standard terms and conditions remain in force.



AGREED AND ACCEPTED:                    AGREED AND ACCEPTED:

/s/ Robert Little                       /s/ Alessandro Fracassi
------------------------------          ----------------------------------------
("Owner/Licensor")                      ("Distributor/Licensee")

                                        1
                         LICENSE AGREEMENT / SCHEDULE A


THIS AGREEMENT is entered into as of April 30, 1991 by and between A & Z Co., LTD. c/o Overseas Filmgroup Inc., 8800 Sunset Blvd. Ste. 302, Los Angeles, CA 90069, ("Owner/Licensor") and Racing Pictures, s.r.l., Via dei tre Orologi 10, 00197 Roma, Italy (Tel 39 6 808 3645, Fax 39 6 808 8691)
("Distributor/Licensee").

As used in this Agreement, the following terms shall have the meaning indicated:


                                   DEAL TERMS

Picture: CAT IN THE CAGE Starring Behrooz Vossoughi, produced and directed by Tony Zarindast

Territory:  ITALY ONLY.

Term: 12 years commencing on January 1, 1989 and ending on January 1, 2001. The term shall be subject to events of force majeure.

The rights licensed herein: VIDEOGRAMMES, PAY & FREE TELEVISION ONLY.

Language version: ITALIAN DUBBED LANGUAGE VERSION ONLY. Distributor agrees to make at its sole cost and expense such dubbed version of the picture. Distributor is expressly prohibited from exploiting any language version other than the dubbed version authorized herein.

Distribution Terms:

(a) Minimum Guarantee: USD5,000.00, [see Additional Terms & Conditions (f)], NET, payable as follows:
          USD 1,000.00 Upon signature of this Agreement.
          USD4,000.00 Within forty-five (45) days notification by Licensor that materials are ready for delivery at Distributor's own cost.

                     BANKING INFORMATION FOR WIRE TRANSFERS:
                            MERCANTILE NATIONAL BANK
                1840 Century Park East,  Los Angeles,  CA  90067
          ACCOUNT OF:  OVERSEAS FILMGROUP, INC.,  ACCOUNT #  002-203081
                           PLEASE REFERENCE FILM TITLE


Disposition of Gross Receipts:

VIDEOGRAMMES: With respect to each Video Device sold, Distributor shall pay Licensor a sum equal to 25% (Twenty-Five Percent) of the Distributor's gross wholesale price of such Video Device sold by Distributor and 25% (Twenty-Five Percent) of Distributor's gross receipts from any other form of Video Device distribution.

PAY & FREE TELEVISION: 75% (Seventy-Five Percent) to Licensor and 25% (Twenty-Five Percent) to Distributor. Distribution expenses as per Article 6A to be deducted from Licensor's share.

RECOUPMENT OF THE ADVANCED MINIMUM GUARANTEE: Distributor is authorized to recoup the advanced minimum guarantee from Licensor's share of gross receipts in the amount of the equivalent local currency at the date when the advanced minimum guarantee is paid.



AGREED AND ACCEPTED:                    AGREED AND ACCEPTED:

/s/ ROBERT LITTLE                       /s/ ALESSANDRO FRACASSI
------------------------------          ----------------------------------------
("Owner/Licensor")                      ("Distributor/Licensee")

Delivery: THIS PICTURE IS AVAILABLE FOR IMMEDIATE DELIVERY.




Key Cities:
Minimum Initial Release: N/A cities, including at least ____ Key Cities, not later than ____ months after ____.
Minimum Initial Print Order: N/A
Minimum Advertising Expenditures: N/A within ____ months after ____.
Maximum Deductions for Advertising Expenditures: N/A



Initial order of materials: Distributor hereby orders at least 1 - 35mm Print and separate soundtrack and/or one (1) 1" SUB MASTER video tape.

Additional Licensor approvals: Licensor shall have the additional approval and/or consultation rights described in the attached Schedule of Additional Licensor Approvals (which, if attached, is incorporated herein by reference.).




Applicable law: CALIFORNIA

Additional Terms and Conditions:

(a)  Reporting shall be quarterly.

(b) Distributor grants to Licensor the right to purchase at current market rate, copies of the subtitled and/or dubbed versions, posters, etc., created by Distributor; at Licensor's sole cost and expense.

(c) Distributor shall supply Licensor with two (2) Free VHS copies of the Release Videocassette in the Original Packaging as created by Distributor plus two (2) copies of the Video Slick.

(d) Distributor shall only license to stations the telecast of which is transmitted from within the licensed territory and the signal of which is received primarily inside the licensed territory.

(e) Distributor shall advise Licensor immediately in writing of the Release Date in each Media Licensed.

(f) Notwithstanding "Article (b) Paragraph 12" of the standard terms and conditions hereunder, Licensee is authorized to deduct the withholding tax of 8% (Eight Percent) between the USA and Italy. All other standard terms and conditions remain in force.



AGREED AND ACCEPTED:                    AGREED AND ACCEPTED:

/s/ Robert Little                       /s/ Alessandro Fracassi
------------------------------          ----------------------------------------
("Owner/Licensor")                      ("Distributor/Licensee")

                                        1
                         LICENSE AGREEMENT / SCHEDULE A


THIS AGREEMENT is entered into as of April 30, 1991 by and between Overseas Filmgroup Inc., 8800 Sunset Blvd. Ste. 302, Los Angeles, CA 90069, ("Owner/Licensor") and Racing Pictures, s.r.l., Via dei tre Orologi 10, 00197 Roma, Italy (Tel 39 6 808 3645, Fax 39 6 808 8691) ("Distributor/Licensee").

As used in this Agreement, the following terms shall have the meaning indicated:


                                   DEAL TERMS

Picture: COUNTERFORCE Starring George Rivero, George Kennedy, Andrew Stevens, directed by J. Anthony Loma

Territory:  ITALY ONLY.

Term: 11 1/2 years commencing on January 1, 1989 and ending on July 1, 2001. The term shall be subject to events of force majeure.

The rights licensed herein: VIDEOGRAMMES, PAY & FREE TELEVISION ONLY.

Language version: ITALIAN DUBBED LANGUAGE VERSION ONLY. Distributor agrees to make at its sole cost and expense such dubbed version of the picture. Distributor is expressly prohibited from exploiting any language version other than the dubbed version authorized herein.

Distribution Terms:

(a) Minimum Guarantee: USD40,000.00, [see Additional Terms & Conditions (f)], NET, payable as follows:
          USD 8,000.00 Upon signature of this Agreement.
          USD32,000.00 Within forty-five (45) days notification by Licensor that materials are ready for delivery at Distributor's own cost.

                     BANKING INFORMATION FOR WIRE TRANSFERS:
                            MERCANTILE NATIONAL BANK
                1840 Century Park East,  Los Angeles,  CA  90067
          ACCOUNT OF:  OVERSEAS FILMGROUP, INC.,  ACCOUNT #  002-203081
                           PLEASE REFERENCE FILM TITLE


Disposition of Gross Receipts:

VIDEOGRAMMES: With respect to each Video Device sold, Distributor shall pay Licensor a sum equal to 25% (Twenty-Five Percent) of the Distributor's gross wholesale price of such Video Device sold by Distributor and 25% (Twenty-Five Percent) of Distributor's gross receipts from any other form of Video Device distribution.

PAY & FREE TELEVISION: 75% (Seventy-Five Percent) to Licensor and 25% (Twenty-Five Percent) to Distributor. Distribution expenses as per Article 6A to be deducted from Licensor's share.

RECOUPMENT OF THE ADVANCED MINIMUM GUARANTEE: Distributor is authorized to recoup the advanced minimum guarantee from Licensor's share of gross receipts in the amount of the equivalent local currency at the date when the advanced minimum guarantee is paid.



AGREED AND ACCEPTED:                    AGREED AND ACCEPTED:

/s/ ROBERT LITTLE                       /s/ ALESSANDRO FRACASSI
------------------------------          ----------------------------------------
("Owner/Licensor")                      ("Distributor/Licensee")

Delivery: THIS PICTURE IS AVAILABLE FOR IMMEDIATE DELIVERY.

Key Cities:
Minimum Initial Release: N/A cities, including at least ____ Key Cities, not later than ____ months after ____.
Minimum Initial Print Order: N/A
Minimum Advertising Expenditures: N/A within ____ months after ____.
Maximum Deductions for Advertising Expenditures: N/A



Initial order of materials: Distributor hereby orders at least 1 - 35mm Print and separate soundtrack and/or one (1) 1" SUB MASTER video tape.

Additional Licensor approvals: Licensor shall have the additional approval and/or consultation rights described in the attached Schedule of Additional Licensor Approvals (which, if attached, is incorporated herein by reference.).




Applicable law: CALIFORNIA

Additional Terms and Conditions:

(a)  Reporting shall be quarterly.

(b) Distributor grants to Licensor the right to purchase at current market rate, copies of the subtitled and/or dubbed versions, posters, etc., created by Distributor; at Licensor's sole cost and expense.

(c) Distributor shall supply Licensor with two (2) Free VHS copies of the Release Videocassette in the Original Packaging as created by Distributor plus two (2) copies of the Video Slick.

(d) Distributor shall only license to stations the telecast of which is transmitted from within the licensed territory and the signal of which is received primarily inside the licensed territory.

(e) Distributor shall advise Licensor immediately in writing of the Release Date in each Media Licensed.

(f) Notwithstanding "Article (b) Paragraph 12" of the standard terms and conditions hereunder, Licensee is authorized to deduct the withholding tax of 8% (Eight Percent) between the USA and Italy. All other standard terms and conditions remain in force.



AGREED AND ACCEPTED:                    AGREED AND ACCEPTED:

 /s/ Robert Little                      /s/ Alessandro Fracassi
------------------------------          ----------------------------------------
("Owner/Licensor")                      ("Distributor/Licensee")

                                        1
                         LICENSE AGREEMENT / SCHEDULE A


THIS AGREEMENT is entered into as of April 30, 1991 by and between Overseas Filmgroup Inc., 8800 Sunset Blvd. Ste. 302, Los Angeles, CA 90069, ("Owner/Licensor") and Racing Pictures, s.r.l., Via dei tre Orologi 10, 00197 Roma, Italy (Tel 39 6 808 3645, Fax 39 6 808 8691) ("Distributor/Licensee").

As used in this Agreement, the following terms shall have the meaning indicated:


                                   DEAL TERMS

Picture: DANCE Starring Johan Revnal, Ellen Troy, Calrton Wilborn, Charlene Campbell, directed by Robin Murray

Territory:  ITALY ONLY.

Term: 12 years commencing on January 1, 1989 and ending on January 1, 2001. The term shall be subject to events of force majeure.

The rights licensed herein: VIDEOGRAMMES, PAY & FREE TELEVISION ONLY.

Language version: ITALIAN DUBBED LANGUAGE VERSION ONLY. Distributor agrees to make at its sole cost and expense such dubbed version of the picture. Distributor is expressly prohibited from exploiting any language version other than the dubbed version authorized herein.

Distribution Terms:

(a) Minimum Guarantee: USD20,000.00, [see Additional Terms & Conditions (f)], NET, payable as follows:
          USD 4,000.00 Upon signature of this Agreement.
          USD16,000.00 Within forty-five (45) days notification by Licensor that materials are ready for delivery at Distributor's own cost.

                     BANKING INFORMATION FOR WIRE TRANSFERS:
                            MERCANTILE NATIONAL BANK
                1840 Century Park East,  Los Angeles,  CA  90067
          ACCOUNT OF:  OVERSEAS FILMGROUP, INC.,  ACCOUNT #  002-203081
                           PLEASE REFERENCE FILM TITLE


Disposition of Gross Receipts:

VIDEOGRAMMES: With respect to each Video Device sold, Distributor shall pay Licensor a sum equal to 25% (Twenty-Five Percent) of the Distributor's gross wholesale price of such Video Device sold by Distributor and 25% (Twenty-Five Percent) of Distributor's gross receipts from any other form of Video Device distribution.

PAY & FREE TELEVISION: 75% (Seventy-Five Percent) to Licensor and 25% (Twenty-Five Percent) to Distributor. Distribution expenses as per Article 6A to be deducted from Licensor's share.

RECOUPMENT OF THE ADVANCED MINIMUM GUARANTEE: Distributor is authorized to recoup the advanced minimum guarantee from Licensor's share of gross receipts in the amount of the equivalent local currency at the date when the advanced minimum guarantee is paid.



AGREED AND ACCEPTED:                    AGREED AND ACCEPTED:

/s/ ROBERT LITTLE                       /s/ ALESSANDRO FRACASSI
------------------------------          ----------------------------------------
("Owner/Licensor")                      ("Distributor/Licensee")

Delivery: THIS PICTURE IS AVAILABLE FOR IMMEDIATE DELIVERY.



Key Cities:
Minimum Initial Release: N/A cities, including at least ____ Key Cities, not later than ____ months after ____.
Minimum Initial Print Order: N/A
Minimum Advertising Expenditures: N/A within ____ months after ____.
Maximum Deductions for Advertising Expenditures: N/A




Initial order of materials: Distributor hereby orders at least 1 - 35mm Print and separate soundtrack and/or one (1) 1" SUB MASTER video tape.

Additional Licensor approvals: Licensor shall have the additional approval and/or consultation rights described in the attached Schedule of Additional Licensor Approvals (which, if attached, is incorporated herein by reference. ).




Applicable law: CALIFORNIA


Additional Terms and Conditions:

(a)  Reporting shall be quarterly.

(b) Distributor grants to Licensor the right to purchase at current market rate, copies of the subtitled and/or dubbed versions, posters, etc., created by Distributor; at Licensor's sole cost and expense.

(c) Distributor shall supply Licensor with two (2) Free VHS copies of the Release Videocassette in the Original Packaging as created by Distributor plus two (2) copies of the Video Slick.

(d) Distributor shall only license to stations the telecast of which is transmitted from within the licensed territory and the signal of which is received primarily inside the licensed territory.

(e) Distributor shall advise Licensor immediately in writing of the Release Date in each Media Licensed.

(f) Notwithstanding "Article (b) Paragraph 12" of the standard terms and conditions hereunder, Licensee is authorized to deduct the withholding tax of 8% (Eight Percent) between the USA and Italy. All other standard terms and conditions remain in force.



AGREED AND ACCEPTED:                    AGREED AND ACCEPTED:

/s/ Robert Little                       /s/ Alessandro Fracassi
------------------------------          ----------------------------------------
("Owner/Licensor")                      ("Distributor/Licensee")

                                        1
                         LICENSE AGREEMENT / SCHEDULE A


THIS AGREEMENT is entered into as of April 30, 1991 by and between Overseas Filmgroup Inc., 8800 Sunset Blvd. Ste. 302, Los Angeles, CA 90069, ("Owner/Licensor") and Racing Pictures, s.r.l., Via dei tre Orologi 10, 00197 Roma, Italy (Tel 39 6 808 3645, Fax 39 6 808 8691) ("Distributor/Licensee").

As used in this Agreement, the following terms shall have the meaning indicated:


                                   DEAL TERMS

Picture: DEADTIME STORIES Starring Nicole Picard, Scott Valentine, directed by Jeffrey S. Delman

Territory:  ITALY ONLY.

Term: 11 1/2 years commencing on January 1, 1989 and ending on July 1, 2001. The term shall be subject to events of force majeure.

The rights licensed herein: VIDEOGRAMMES, PAY & FREE TELEVISION ONLY.

Language version: ITALIAN DUBBED LANGUAGE VERSION ONLY. Distributor agrees to make at its sole cost and expense such dubbed version of the picture. Distributor is expressly prohibited from exploiting any language version other than the dubbed version authorized herein.

Distribution Terms:

(a) Minimum Guarantee: USD20,000.00, [see Additional Terms & Conditions (f)], NET, payable as follows:
          USD 4,000.00 Upon signature of this Agreement.
          USD16,000.00 Within forty-five (45) days notification by Licensor that materials are ready for delivery at Distributor's own cost.

                     BANKING INFORMATION FOR WIRE TRANSFERS:
                            MERCANTILE NATIONAL BANK
                1840 Century Park East,  Los Angeles,  CA  90067
          ACCOUNT OF:  OVERSEAS FILMGROUP, INC.,  ACCOUNT #  002-203081
                           PLEASE REFERENCE FILM TITLE


Disposition of Gross Receipts:

VIDEOGRAMMES: With respect to each Video Device sold, Distributor shall pay Licensor a sum equal to 25% (Twenty-Five Percent) of the Distributor's gross wholesale price of such Video Device sold by Distributor and 25% (Twenty-Five Percent) of Distributor's gross receipts from any other form of Video Device distribution.

PAY & FREE TELEVISION: 75% (Seventy-Five Percent) to Licensor and 25% (Twenty-Five Percent) to Distributor. Distribution expenses as per Article 6A to be deducted from Licensor's share.

RECOUPMENT OF THE ADVANCED MINIMUM GUARANTEE: Distributor is authorized to recoup the advanced minimum guarantee from Licensor's share of gross receipts in the amount of the equivalent local currency at the date when the advanced minimum guarantee is paid.



AGREED AND ACCEPTED:                    AGREED AND ACCEPTED:

/s/ ROBERT LITTLE                       /s/ ALESSANDRO FRACASSI
------------------------------          ----------------------------------------
("Owner/Licensor")                      ("Distributor/Licensee")

Delivery: THIS PICTURE IS AVAILABLE FOR IMMEDIATE DELIVERY.



Key Cities:
Minimum Initial Release: N/A cities, including at least ____ Key Cities, not later than ____ months after ____.
Minimum Initial Print Order: N/A
Minimum Advertising Expenditures: N/A within ____ months after ____.
Maximum Deductions for Advertising Expenditures: N/A



Initial order of materials: Distributor hereby orders at least 1 - 35mm Print and separate soundtrack and/or one (1) 1" SUB MASTER video tape.

Additional Licensor approvals: Licensor shall have the additional approval and/or consultation rights described in the attached Schedule of Additional Licensor Approvals (which, if attached, is incorporated herein by reference.).




Applicable law: CALIFORNIA

Additional Terms and Conditions:

(a)  Reporting shall be quarterly.

(b) Distributor grants to Licensor the right to purchase at current market rate, copies of the subtitled and/or dubbed versions, posters, etc., created by Distributor; at Licensor's sole cost and expense.

(c) Distributor shall supply Licensor with two (2) Free VHS copies of the Release Videocassette in the Original Packaging as created by Distributor plus two (2) copies of the Video Slick.

(d) Distributor shall only license to stations the telecast of which is transmitted from within the licensed territory and the signal of which is received primarily inside the licensed territory.

(e) Distributor shall advise Licensor immediately in writing of the Release Date in each Media Licensed.

(f) Notwithstanding "Article (b) Paragraph 12" of the standard terms and conditions hereunder, Licensee is authorized to deduct the withholding tax of 8% (Eight Percent) between the USA and Italy. All other standard terms and conditions remain in force.



AGREED AND ACCEPTED:                    AGREED AND ACCEPTED:

/s/ Robert Little                       /s/ Alessandro Fracassi
------------------------------          ----------------------------------------
("Owner/Licensor")                      ("Distributor/Licensee")

                                        1
                         LICENSE AGREEMENT / SCHEDULE A


THIS AGREEMENT is entered into as of April 30, 1991 by and between United Entertainment Corp. c/o Overseas Filmgroup Inc., 8800 Sunset Blvd. Ste. 302, Los Angeles, CA 90069, ("Owner/Licensor") and Racing Pictures, s.r.l., Via dei tre Orologi 10, 00197 Roma, Italy (Tel 39 6 808 3645, Fax 39 6 808 8691)
("Distributor/Licensee").

As used in this Agreement, the following terms shall have the meaning indicated:


                                   DEAL TERMS

Picture: DEATH FLASH Starring Arthur Jeremy Nay, Doreen Alderman, directed by Tony Zarindast

Territory:  ITALY ONLY.

Term: 12 years commencing on January 1, 1989 and ending on January 1, 2001. The term shall be subject to events of force majeure.

The rights licensed herein: VIDEOGRAMMES, PAY & FREE TELEVISION ONLY.

Language version: ITALIAN DUBBED LANGUAGE VERSION ONLY. Distributor agrees to make at its sole cost and expense such dubbed version of the picture. Distributor is expressly prohibited from exploiting any language version other than the dubbed version authorized herein.

Distribution Terms:

(a) Minimum Guarantee: USD25,000.00, [see Additional Terms & Conditions (f)], NET, payable as follows:
          USD 5,000.00 Upon signature of this Agreement.
          USD20,000.00 Within forty-five (45) days notification by Licensor that materials are ready for delivery at Distributor's own cost.

                     BANKING INFORMATION FOR WIRE TRANSFERS:
                            MERCANTILE NATIONAL BANK
                1840 Century Park East,  Los Angeles,  CA  90067
          ACCOUNT OF:  OVERSEAS FILMGROUP, INC.,  ACCOUNT #  002-203081
                           PLEASE REFERENCE FILM TITLE


Disposition of Gross Receipts:

VIDEOGRAMMES: With respect to each Video Device sold, Distributor shall pay Licensor a sum equal to 25% (Twenty-Five Percent) of the Distributor's gross wholesale price of such Video Device sold by Distributor and 25% (Twenty-Five Percent) of Distributor's gross receipts from any other form of Video Device distribution.

PAY & FREE TELEVISION: 75% (Seventy-Five Percent) to Licensor and 25% (Twenty-Five Percent) to Distributor. Distribution expenses as per Article 6A to be deducted from Licensor's share.

RECOUPMENT OF THE ADVANCED MINIMUM GUARANTEE: Distributor is authorized to recoup the advanced minimum guarantee from Licensor's share of gross receipts in the amount of the equivalent local currency at the date when the advanced minimum guarantee is paid.



AGREED AND ACCEPTED:                    AGREED AND ACCEPTED:

/s/ ROBERT LITTLE                       /s/ ALESSANDRO FRACASSI
------------------------------          ----------------------------------------
("Owner/Licensor")                      ("Distributor/Licensee")

Delivery: THIS PICTURE IS AVAILABLE FOR IMMEDIATE DELIVERY.



Key Cities:
Minimum Initial Release: N/A cities, including at least ____ Key Cities, not later than ____ months after ____.
Minimum Initial Print Order: N/A
Minimum Advertising Expenditures: N/A within ____ months after ____.
Maximum Deductions for Advertising Expenditures: N/A



Initial order of materials: Distributor hereby orders at least 1 - 35mm Print and separate soundtrack and/or one (1) 1" SUB MASTER video tape.

Additional Licensor approvals: Licensor shall have the additional approval and/or consultation rights described in the attached Schedule of Additional Licensor Approvals (which, if attached, is incorporated herein by reference. ).




Applicable law: CALIFORNIA


Additional Terms and Conditions:

(a)  Reporting shall be quarterly.

(b) Distributor grants to Licensor the right to purchase at current market rate, copies of the subtitled and/or dubbed versions, posters, etc., created by Distributor; at Licensor's sole cost and expense.

(c) Distributor shall supply Licensor with two (2) Free VHS copies of the Release Videocassette in the Original Packaging as created by Distributor plus two (2) copies of the Video Slick.

(d) Distributor shall only license to stations the telecast of which is transmitted from within the licensed territory and the signal of which is received primarily inside the licensed territory.

(e) Distributor shall advise Licensor immediately in writing of the Release Date in each Media Licensed.

(f) Notwithstanding "Article (b) Paragraph 12" of the standard terms and conditions hereunder, Licensee is authorized to deduct the withholding tax of 8% (Eight Percent) between the USA and Italy. All other standard terms and conditions remain in force.



AGREED AND ACCEPTED:                    AGREED AND ACCEPTED:

/s/ Robert Little                       /s/ Alessandro Fracassi
------------------------------          ----------------------------------------
("Owner/Licensor")                      ("Distributor/Licensee")

                                        1
                         LICENSE AGREEMENT / SCHEDULE A


THIS AGREEMENT is entered into as of April 30, 1991 by and between Spectrum Entertainment Group PLC c/o. c/o Overseas Filmgroup Inc., 8800 Sunset Blvd. Ste. 302, Los Angeles, CA 90069, ("Owner/Licensor") and Racing Pictures, s.r.l., Via dei tre Orologi 10, 00197 Roma, Italy (Tel 39 6 808 3645, Fax 39 6 808 8691)
("Distributor/Licensee").

As used in this Agreement, the following terms shall have the meaning indicated:


                                   DEAL TERMS

Picture: DREAMS OF HOME Starring Shaun Bao, Harry Ip, Peter Chin Geeling, directed by Leon Narby

Territory:  ITALY ONLY.

Term: 12 years commencing on January 1, 1989 and ending on January 1, 2001. The term shall be subject to events of force majeure.

The rights licensed herein: VIDEOGRAMMES, PAY & FREE TELEVISION ONLY.

Language version: ITALIAN DUBBED LANGUAGE VERSION ONLY. Distributor agrees to make at its sole cost and expense such dubbed version of the picture. Distributor is expressly prohibited from exploiting any language version other than the dubbed version authorized herein.

Distribution Terms:

(a) Minimum Guarantee: USD25,000.00, [see Additional Terms & Conditions (f)], NET, payable as follows:
          USD 5,000.00 Upon signature of this Agreement.
          USD20,000.00 Within forty-five (45) days notification by Licensor that materials are ready for delivery at Distributor's own cost.

                     BANKING INFORMATION FOR WIRE TRANSFERS:
                            MERCANTILE NATIONAL BANK
                1840 Century Park East,  Los Angeles,  CA  90067
          ACCOUNT OF:  OVERSEAS FILMGROUP, INC.,  ACCOUNT #  002-203081
                           PLEASE REFERENCE FILM TITLE


Disposition of Gross Receipts:

VIDEOGRAMMES: With respect to each Video Device sold, Distributor shall pay Licensor a sum equal to 25% (Twenty-Five Percent) of the Distributor's gross wholesale price of such Video Device sold by Distributor and 25% (Twenty-Five Percent) of Distributor's gross receipts from any other form of Video Device distribution.

PAY & FREE TELEVISION: 75% (Seventy-Five Percent) to Licensor and 25% (Twenty-Five Percent) to Distributor. Distribution expenses as per Article 6A to be deducted from Licensor's share.

RECOUPMENT OF THE ADVANCED MINIMUM GUARANTEE: Distributor is authorized to recoup the advanced minimum guarantee from Licensor's share of gross receipts in the amount of the equivalent local currency at the date when the advanced minimum guarantee is paid.



AGREED AND ACCEPTED:                    AGREED AND ACCEPTED:

/s/ ROBERT LITTLE                       /s/ ALESSANDRO FRACASSI
------------------------------          ----------------------------------------
("Owner/Licensor")                      ("Distributor/Licensee")

Delivery: THIS PICTURE IS AVAILABLE FOR IMMEDIATE DELIVERY.




Key Cities:
Minimum Initial Release: N/A cities, including at least ____ Key Cities, not later than ____ months after ____.
Minimum Initial Print Order: N/A
Minimum Advertising Expenditures: N/A within ____ months after ____.
Maximum Deductions for Advertising Expenditures: N/A




Initial order of materials: Distributor hereby orders at least 1 - 35mm Print and separate soundtrack and/or one (1) 1" SUB MASTER video tape.

Additional Licensor approvals: Licensor shall have the additional approval and/or consultation rights described in the attached Schedule of Additional Licensor Approvals (which, if attached, is incorporated herein by reference. ).




Applicable law: CALIFORNIA


Additional Terms and Conditions:

(a)  Reporting shall be quarterly.

(b) Distributor grants to Licensor the right to purchase at current market rate, copies of the subtitled and/or dubbed versions, posters, etc., created by Distributor; at Licensor's sole cost and expense.

(c) Distributor shall supply Licensor with two (2) Free VHS copies of the Release Videocassette in the Original Packaging as created by Distributor plus two (2) copies of the Video Slick.

(d) Distributor shall only license to stations the telecast of which is transmitted from within the licensed territory and the signal of which is received primarily inside the licensed territory.

(e) Distributor shall advise Licensor immediately in writing of the Release Date in each Media Licensed.

(f) Notwithstanding "Article (b) Paragraph 12" of the standard terms and conditions hereunder, Licensee is authorized to deduct the withholding tax of 8% (Eight Percent) between the USA and Italy. All other standard terms and conditions remain in force.



AGREED AND ACCEPTED:                    AGREED AND ACCEPTED:

/s/ Robert Little                       /s/ Alessandro Fracassi
------------------------------          ----------------------------------------
("Owner/Licensor")                      ("Distributor/Licensee")

                                        1
                         LICENSE AGREEMENT / SCHEDULE A


THIS AGREEMENT is entered into as of April 30, 1991 by and between Overseas Filmgroup Inc., 8800 Sunset Blvd. Ste. 302, Los Angeles, CA 90069, ("Owner/Licensor") and Racing Pictures, s.r.l., Via dei tre Orologi 10, 00197 Roma, Italy (Tel 39 6 808 3645, Fax 39 6 808 8691) ("Distributor/Licensee").

As used in this Agreement, the following terms shall have the meaning indicated:


                                   DEAL TERMS

Picture: EDGE OF THE AX starring Barton Faulks, Christina Marie Lane, directed by Jeffrey S. Delman

Territory:  ITALY ONLY.

Term: 12 years commencing on January 1, 1989 and ending on January 1, 2001. The term shall be subject to events of force majeure.

The rights licensed herein: VIDEOGRAMMES, PAY & FREE TELEVISION ONLY.

Language version: ITALIAN DUBBED LANGUAGE VERSION ONLY. Distributor agrees to make at its sole cost and expense such dubbed version of the picture. Distributor is expressly prohibited from exploiting any language version other than the dubbed version authorized herein.

Distribution Terms:

(a) Minimum Guarantee: USD30,000.00, [see Additional Terms & Conditions (f)], NET, payable as follows:
          USD 6,000.00 Upon signature of this Agreement.
          USD24,000.00 Within forty-five (45) days notification by Licensor that materials are ready for delivery at Distributor's own cost.

                     BANKING INFORMATION FOR WIRE TRANSFERS:
                            MERCANTILE NATIONAL BANK
                1840 Century Park East,  Los Angeles,  CA  90067
          ACCOUNT OF:  OVERSEAS FILMGROUP, INC.,  ACCOUNT #  002-203081
                           PLEASE REFERENCE FILM TITLE


Disposition of Gross Receipts:

VIDEOGRAMMES: With respect to each Video Device sold, Distributor shall pay Licensor a sum equal to 25% (Twenty-Five Percent) of the Distributor's gross wholesale price of such Video Device sold by Distributor and 25% (Twenty-Five Percent) of Distributor's gross receipts from any other form of Video Device distribution.

PAY & FREE TELEVISION: 75% (Seventy-Five Percent) to Licensor and 25% (Twenty-Five Percent) to Distributor. Distribution expenses as per Article 6A to be deducted from Licensor's share.

RECOUPMENT OF THE ADVANCED MINIMUM GUARANTEE: Distributor is authorized to recoup the advanced minimum guarantee from Licensor's share of gross receipts in the amount of the equivalent local currency at the date when the advanced minimum guarantee is paid.



AGREED AND ACCEPTED:                    AGREED AND ACCEPTED:

/s/ ROBERT LITTLE                       /s/ ALESSANDRO FRACASSI
------------------------------          ----------------------------------------
("Owner/Licensor")                      ("Distributor/Licensee")

Delivery: THIS PICTURE IS AVAILABLE FOR IMMEDIATE DELIVERY.



Key Cities:
Minimum Initial Release: N/A cities, including at least ____ Key Cities, not later than ____ months after ____.
Minimum Initial Print Order: N/A
Minimum Advertising Expenditures: N/A within ____ months after ____.
Maximum Deductions for Advertising Expenditures: N/A



Initial order of materials: Distributor hereby orders at least 1 - 35mm Print and separate soundtrack and/or one (1) 1" SUB MASTER video tape.

Additional Licensor approvals: Licensor shall have the additional approval and/or consultation rights described in the attached Schedule of Additional Licensor Approvals (which, if attached, is incorporated herein by reference. ).




Applicable law: CALIFORNIA


Additional Terms and Conditions:

(a)  Reporting shall be quarterly.

(b) Distributor grants to Licensor the right to purchase at current market rate, copies of the subtitled and/or dubbed versions, posters, etc., created by Distributor; at Licensor's sole cost and expense.

(c) Distributor shall supply Licensor with two (2) Free VHS copies of the Release Videocassette in the Original Packaging as created by Distributor plus two (2) copies of the Video Slick.

(d) Distributor shall only license to stations the telecast of which is transmitted from within the licensed territory and the signal of which is received primarily inside the licensed territory.

(e) Distributor shall advise Licensor immediately in writing of the Release Date in each Media Licensed.

(f) Notwithstanding "Article (b) Paragraph 12" of the standard terms and conditions hereunder, Licensee is authorized to deduct the withholding tax of 8% (Eight Percent) between the USA and Italy. All other standard terms and conditions remain in force.



AGREED AND ACCEPTED:                    AGREED AND ACCEPTED:

/s/ Robert Little                       /s/ Alessandro Fracassi
------------------------------          ----------------------------------------
("Owner/Licensor")                      ("Distributor/Licensee")

                                        1
                         LICENSE AGREEMENT / SCHEDULE A


THIS AGREEMENT is entered into as of April 30, 1991 by and between Spectrum Entertainment Group PLC c/o Overseas Filmgroup Inc., 8800 Sunset Blvd. Ste. 302, Los Angeles, CA 90069, ("Owner/Licensor") and Racing Pictures, s.r.l., Via dei tre Orologi 10, 00197 Roma, Italy (Tel 39 6 808 3645, Fax 39 6 808 8691)
("Distributor/Licensee").

As used in this Agreement, the following terms shall have the meaning indicated:


                                   DEAL TERMS

Picture: FAMILY REUNION starring Mel Novak, Pam Phillips, directed by Michael Hawes

Territory:  ITALY ONLY.

Term: 12 years commencing on January 1, 1989 and ending on January 1, 2001. The term shall be subject to events of force majeure.

The rights licensed herein: VIDEOGRAMMES, PAY & FREE TELEVISION ONLY.

Language version: ITALIAN DUBBED LANGUAGE VERSION ONLY. Distributor agrees to make at its sole cost and expense such dubbed version of the picture. Distributor is expressly prohibited from exploiting any language version other than the dubbed version authorized herein.

Distribution Terms:

(a) Minimum Guarantee: USD50,000.00, [see Additional Terms & Conditions (f)], NET, payable as follows:
          USD 10,000.00 Upon signature of this Agreement.
          USD40,000.00 Within forty-five (45) days notification by Licensor that materials are ready for delivery at Distributor's own cost.

                     BANKING INFORMATION FOR WIRE TRANSFERS:
                            MERCANTILE NATIONAL BANK
                1840 Century Park East,  Los Angeles,  CA  90067
          ACCOUNT OF:  OVERSEAS FILMGROUP, INC.,  ACCOUNT #  002-203081
                           PLEASE REFERENCE FILM TITLE


Disposition of Gross Receipts:

VIDEOGRAMMES: With respect to each Video Device sold, Distributor shall pay Licensor a sum equal to 25% (Twenty-Five Percent) of the Distributor's gross wholesale price of such Video Device sold by Distributor and 25% (Twenty-Five Percent) of Distributor's gross receipts from any other form of Video Device distribution.

PAY & FREE TELEVISION: 75% (Seventy-Five Percent) to Licensor and 25% (Twenty-Five Percent) to Distributor. Distribution expenses as per Article 6A to be deducted from Licensor's share.

RECOUPMENT OF THE ADVANCED MINIMUM GUARANTEE: Distributor is authorized to recoup the advanced minimum guarantee from Licensor's share of gross receipts in the amount of the equivalent local currency at the date when the advanced minimum guarantee is paid.



AGREED AND ACCEPTED:                    AGREED AND ACCEPTED:

/s/ ROBERT LITTLE                       /s/ ALESSANDRO FRACASSI
------------------------------          ----------------------------------------
("Owner/Licensor")                      ("Distributor/Licensee")

Delivery: THIS PICTURE IS AVAILABLE FOR IMMEDIATE DELIVERY.



Key Cities:
Minimum Initial Release: N/A cities, including at least ____ Key Cities, not later than _____ months after ____ .
Minimum Initial Print Order: N/A
Minimum Advertising Expenditures: N/A within ____ months after ____.
Maximum Deductions for Advertising Expenditures: N/A



Initial order of materials: Distributor hereby orders at least 1 - 35mm Print and separate soundtrack and/or one (1) 1" SUB MASTER video tape.

Additional Licensor approvals: Licensor shall have the additional approval and/or consultation rights described in the attached Schedule of Additional Licensor Approvals (which, if attached, is incorporated herein by reference.).




Applicable law: CALIFORNIA


Additional Terms and Conditions:

(a)  Reporting shall be quarterly.

(b) Distributor grants to Licensor the right to purchase at current market rate, copies of the subtitled and/or dubbed versions, posters, etc., created by Distributor; at Licensor's sole cost and expense.

(c) Distributor shall supply Licensor with two (2) Free VHS copies of the Release Videocassette in the Original Packaging as created by Distributor plus two (2) copies of the Video Slick.

(d) Distributor shall only license to stations the telecast of which is transmitted from within the licensed territory and the signal of which is received primarily inside the licensed territory.

(e) Distributor shall advise Licensor immediately in writing of the Release Date in each Media Licensed.

(f) Notwithstanding "Article (b) Paragraph 12" of the standard terms and conditions hereunder, Licensee is authorized to deduct the withholding tax of 8% (Eight Percent) between the USA and Italy. All other standard terms and conditions remain in force.



AGREED AND ACCEPTED:                    AGREED AND ACCEPTED:

/s/ Robert Little                       /s/ Alessandro Fracassi
------------------------------          ----------------------------------------
("Owner/Licensor")                      ("Distributor/Licensee")

                                        1
                         LICENSE AGREEMENT / SCHEDULE A


THIS AGREEMENT is entered into as of April 30, 1991 by and between Overseas Filmgroup Inc., 8800 Sunset Blvd. Ste. 302, Los Angeles, CA 90069, ("Owner/Licensor") and Racing Pictures, s.r.l., Via dei tre Orologi 10, 00197 Roma, Italy (Tel 39 6 808 3645, Fax 39 6 808 8691) ("Distributor/Licensee").

As used in this Agreement, the following terms shall have the meaning indicated:


                                   DEAL TERMS

Picture: FINE GOLD starring Ted Wass, Jane Badler, Tia Carrere, written and directed by J. Anthony Loma

Territory:  ITALY ONLY.

Term: 11 1/2 years commencing on January 1, 1989 and ending on July 1, 2001. The term shall be subject to events of force majeure.

The rights licensed herein: VIDEOGRAMMES, PAY & FREE TELEVISION ONLY.

Language version: ITALIAN DUBBED LANGUAGE VERSION ONLY. Distributor agrees to make at its sole cost and expense such dubbed version of the picture. Distributor is expressly prohibited from exploiting any language version other than the dubbed version authorized herein.

Distribution Terms:

(a) Minimum Guarantee: USD30,000.00, [see Additional Terms & Conditions (f)], NET, payable as follows:
          USD 6,000.00 Upon signature of this Agreement.
          USD24,000.00 Within forty-five (45) days notification by Licensor that materials are ready for delivery at Distributor's own cost.

                     BANKING INFORMATION FOR WIRE TRANSFERS:
                            MERCANTILE NATIONAL BANK
                1840 Century Park East,  Los Angeles,  CA  90067
          ACCOUNT OF:  OVERSEAS FILMGROUP, INC.,  ACCOUNT #  002-203081
                           PLEASE REFERENCE FILM TITLE


Disposition of Gross Receipts:

VIDEOGRAMMES: With respect to each Video Device sold, Distributor shall pay Licensor a sum equal to 25% (Twenty-Five Percent) of the Distributor's gross wholesale price of such Video Device sold by Distributor and 25% (Twenty-Five Percent) of Distributor's gross receipts from any other form of Video Device distribution.

PAY & FREE TELEVISION: 75% (Seventy-Five Percent) to Licensor and 25% (Twenty-Five Percent) to Distributor. Distribution expenses as per Article 6A to be deducted from Licensor's share.

RECOUPMENT OF THE ADVANCED MINIMUM GUARANTEE: Distributor is authorized to recoup the advanced minimum guarantee from Licensor's share of gross receipts in the amount of the equivalent local currency at the date when the advanced minimum guarantee is paid.



AGREED AND ACCEPTED:                    AGREED AND ACCEPTED:
/s/ ROBERT LITTLE                       /s/ ALESSANDRO FRACASSI
------------------------------          ----------------------------------------
("Owner/Licensor")                      ("Distributor/Licensee")

Delivery: THIS PICTURE IS AVAILABLE FOR IMMEDIATE DELIVERY.



Key Cities:
Minimum Initial Release: N/A cities, including at least ____ Key Cities, not later than ____ months after ____.
Minimum Initial Print Order: N/A
Minimum Advertising Expenditures: N/A within ____ months after ____.
Maximum Deductions for Advertising Expenditures: N/A



Initial order of materials: Distributor hereby orders at least 1 - 35mm Print and separate soundtrack and/or one (1) 1" SUB MASTER video tape.

Additional Licensor approvals: Licensor shall have the additional approval and/or consultation rights described in the attached Schedule of Additional Licensor Approvals (which, if attached, is incorporated herein by reference.).




Applicable law: CALIFORNIA


Additional Terms and Conditions:

(a)  Reporting shall be quarterly.

(b) Distributor grants to Licensor the right to purchase at current market rate, copies of the subtitled and/or dubbed versions, posters, etc., created by Distributor; at Licensor's sole cost and expense.

(c) Distributor shall supply Licensor with two (2) Free VHS copies of the Release Videocassette in the Original Packaging as created by Distributor plus two (2) copies of the Video Slick.

(d) Distributor shall only license to stations the telecast of which is transmitted from within the licensed territory and the signal of which is received primarily inside the licensed territory.

(e) Distributor shall advise Licensor immediately in writing of the Release Date in each Media Licensed.

(f) Notwithstanding "Article (b) Paragraph 12" of the standard terms and conditions hereunder, Licensee is authorized to deduct the withholding tax of 8% (Eight Percent) between the USA and Italy. All other standard terms and conditions remain in force.



AGREED AND ACCEPTED:                    AGREED AND ACCEPTED:

/s/ Robert Little                       /s/ Alessandro Fracassi
------------------------------          ----------------------------------------
("Owner/Licensor")                      ("Distributor/Licensee")

                                        1
                         LICENSE AGREEMENT / SCHEDULE A


THIS AGREEMENT is entered into as of April 30, 1991 by and between Spectrum Entertainment Group PLC c/o Overseas Filmgroup Inc., 8800 Sunset Blvd. Ste. 302, Los Angeles, CA 90069, ("Owner/Licensor") and Racing Pictures, s.r.l., Via dei tre Orologi 10, 00197 Roma, Italy (Tel 39 6 808 3645, Fax 39 6 808 8691)
("Distributor/Licensee").

As used in this Agreement, the following terms shall have the meaning indicated:


                                   DEAL TERMS

Picture: GHOST CHASE starring Jason Lively, Tim McDaniel, Jill Whitlow, directed by Roland Emmerich

Territory:  ITALY ONLY.

Term: 11 1/2 years commencing on January 1, 1989 and ending on July 1, 2001. The term shall be subject to events of force majeure.

The rights licensed herein: VIDEOGRAMMES, PAY & FREE TELEVISION ONLY.

Language version: ITALIAN DUBBED LANGUAGE VERSION ONLY. Distributor agrees to make at its sole cost and expense such dubbed version of the picture. Distributor is expressly prohibited from exploiting any language version other than the dubbed version authorized herein.

Distribution Terms:

(a) Minimum Guarantee: USD50,000.00, [see Additional Terms & Conditions (f)], NET, payable as follows:
          USD 10,000.00 Upon signature of this Agreement.
          USD40,000.00 Within forty-five (45) days notification by Licensor that materials are ready for delivery at Distributor's own cost.

                     BANKING INFORMATION FOR WIRE TRANSFERS:
                            MERCANTILE NATIONAL BANK
                1840 Century Park East,  Los Angeles,  CA  90067
          ACCOUNT OF:  OVERSEAS FILMGROUP, INC.,  ACCOUNT #  002-203081
                           PLEASE REFERENCE FILM TITLE


Disposition of Gross Receipts:

VIDEOGRAMMES: With respect to each Video Device sold, Distributor shall pay Licensor a sum equal to 25% (Twenty-Five Percent) of the Distributor's gross wholesale price of such Video Device sold by Distributor and 25% (Twenty-Five Percent) of Distributor's gross receipts from any other form of Video Device distribution.

PAY & FREE TELEVISION: 75% (Seventy-Five Percent) to Licensor and 25% (Twenty-Five Percent) to Distributor. Distribution expenses as per Article 6A to be deducted from Licensor's share.

RECOUPMENT OF THE ADVANCED MINIMUM GUARANTEE: Distributor is authorized to recoup the advanced minimum guarantee from Licensor's share of gross receipts in the amount of the equivalent local currency at the date when the advanced minimum guarantee is paid.



AGREED AND ACCEPTED:                    AGREED AND ACCEPTED:
/s/ ROBERT LITTLE                       /s/ ALESSANDRO FRACASSI
------------------------------          ----------------------------------------
("Owner/Licensor")                      ("Distributor/Licensee")

Delivery: THIS PICTURE IS AVAILABLE FOR IMMEDIATE DELIVERY.



Key Cities:
Minimum Initial Release: N/A cities, including at least ____ Key Cities, not later than ____ months after ____.
Minimum Initial Print Order: N/A
Minimum Advertising Expenditures: N/A within ____ months after ____.
Maximum Deductions for Advertising Expenditures: N/A



Initial order of materials: Distributor hereby orders at least 1 - 35mm Print and separate soundtrack and/or one (1) 1" SUB MASTER video tape.

Additional Licensor approvals: Licensor shall have the additional approval and/or consultation rights described in the attached Schedule of Additional Licensor Approvals (which, if attached, is incorporated herein by reference.).



Applicable law: CALIFORNIA


Additional Terms and Conditions:

(a)  Reporting shall be quarterly.

(b) Distributor grants to Licensor the right to purchase at current market rate, copies of the subtitled and/or dubbed versions, posters, etc., created by Distributor; at Licensor's sole cost and expense.

(c) Distributor shall supply Licensor with two (2) Free VHS copies of the Release Videocassette in the Original Packaging as created by Distributor plus two (2) copies of the Video Slick.

(d) Distributor shall only license to stations the telecast of which is transmitted from within the licensed territory and the signal of which is received primarily inside the licensed territory.

(e) Distributor shall advise Licensor immediately in writing of the Release Date in each Media Licensed.

(f) Notwithstanding "Article (b) Paragraph 12" of the standard terms and conditions hereunder, Licensee is authorized to deduct the withholding tax of 8% (Eight Percent) between the USA and Italy. All other standard terms and conditions remain in force.



AGREED AND ACCEPTED:                    AGREED AND ACCEPTED:

/s/ Robert Little                       /s/ Alessandro Fracassi
------------------------------          ----------------------------------------
("Owner/Licensor")                      ("Distributor/Licensee")

                                        1
                         LICENSE AGREEMENT / SCHEDULE A


THIS AGREEMENT is entered into as of April 30, 1991 by and between A & Z Co., LTD. c/o Overseas Filmgroup Inc., 8800 Sunset Blvd. Ste. 302, Los Angeles, CA 90069, ("Owner/Licensor") and Racing Pictures, s.r.l., Via dei tre Orologi 10, 00197 Roma, Italy (Tel 39 6 808 3645, Fax 39 6 808 8691)
("Distributor/Licensee").

As used in this Agreement, the following terms shall have the meaning indicated:


                                   DEAL TERMS

Picture: GUNS AND THE FURY starring Peter Graves, Cameron Mitchell, Michael Ansara, directed by Tony Zarindast

Territory:  ITALY ONLY.

Term: 12 years commencing on January 1, 1989 and ending on January 1, 2001. The term shall be subject to events of force majeure.

The rights licensed herein: VIDEOGRAMMES, PAY & FREE TELEVISION ONLY.

Language version: ITALIAN DUBBED LANGUAGE VERSION ONLY. Distributor agrees to make at its sole cost and expense such dubbed version of the picture. Distributor is expressly prohibited from exploiting any language version other than the dubbed version authorized herein.

Distribution Terms:

(a) Minimum Guarantee: USD20,000.00, [see Additional Terms & Conditions (f)], NET, payable as follows:
          USD 4,000.00 Upon signature of this Agreement.
          USD16,000.00 Within forty-five (45) days notification by Licensor that materials are ready for delivery at Distributor's own cost.

                     BANKING INFORMATION FOR WIRE TRANSFERS:
                            MERCANTILE NATIONAL BANK
                1840 Century Park East,  Los Angeles,  CA  90067
          ACCOUNT OF:  OVERSEAS FILMGROUP, INC.,  ACCOUNT #  002-203081
                           PLEASE REFERENCE FILM TITLE


Disposition of Gross Receipts:

VIDEOGRAMMES: With respect to each Video Device sold, Distributor shall pay Licensor a sum equal to 25% (Twenty-Five Percent) of the Distributor's gross wholesale price of such Video Device sold by Distributor and 25% (Twenty-Five Percent) of Distributor's gross receipts from any other form of Video Device distribution.

PAY & FREE TELEVISION: 75% (Seventy-Five Percent) to Licensor and 25% (Twenty-Five Percent) to Distributor. Distribution expenses as per Article 6A to be deducted from Licensor's share.

RECOUPMENT OF THE ADVANCED MINIMUM GUARANTEE: Distributor is authorized to recoup the advanced minimum guarantee from Licensor's share of gross receipts in the amount of the equivalent local currency at the date when the advanced minimum guarantee is paid.



AGREED AND ACCEPTED:                    AGREED AND ACCEPTED:

/s/ ROBERT LITTLE                       /s/ ALESSANDRO FRACASSI
------------------------------          ----------------------------------------
("Owner/Licensor")                      ("Distributor/Licensee")

Delivery: THIS PICTURE IS AVAILABLE FOR IMMEDIATE DELIVERY.



Key Cities:
Minimum Initial Release: N/A cities, including at least ____ Key Cities, not later than ____ months after ____.
Minimum Initial Print Order: N/A
Minimum Advertising Expenditures: N/A within ____ months after ____.
Maximum Deductions for Advertising Expenditures: N/A



Initial order of materials: Distributor hereby orders at least 1 - 35mm Print and separate soundtrack and/or one (1) 1" SUB MASTER video tape.

Additional Licensor approvals: Licensor shall have the additional approval and/or consultation rights described in the attached Schedule of Additional Licensor Approvals (which, if attached, is incorporated herein by reference.).




Applicable law: CALIFORNIA


Additional Terms and Conditions:

(a)  Reporting shall be quarterly.

(b) Distributor grants to Licensor the right to purchase at current market rate, copies of the subtitled and/or dubbed versions, posters, etc., created by Distributor; at Licensor's sole cost and expense.

(c) Distributor shall supply Licensor with two (2) Free VHS copies of the Release Videocassette in the Original Packaging as created by Distributor plus two (2) copies of the Video Slick.

(d) Distributor shall only license to stations the telecast of which is transmitted from within the licensed territory and the signal of which is received primarily inside the licensed territory.

(e) Distributor shall advise Licensor immediately in writing of the Release Date in each Media Licensed.

(f) Notwithstanding "Article (b) Paragraph 12" of the standard terms and conditions hereunder, Licensee is authorized to deduct the withholding tax of 8% (Eight Percent) between the USA and Italy. All other standard terms and conditions remain in force.



AGREED AND ACCEPTED:                    AGREED AND ACCEPTED:

/s/ Robert Little                       /s/ Alessandro Fracassi
------------------------------          ----------------------------------------
("Owner/Licensor")                      ("Distributor/Licensee")

                                        1
                         LICENSE AGREEMENT / SCHEDULE A


THIS AGREEMENT is entered into as of April 30, 1991 by and between United Entertainment Corp. c/o Overseas Filmgroup Inc., 8800 Sunset Blvd. Ste. 302, Los Angeles, CA 90069, ("Owner/Licensor") and Racing Pictures, s.r.l., Via dei tre Orologi 10, 00197 Roma, Italy (Tel 39 6 808 3645, Fax 39 6 808 8691)
("Distributor/Licensee").

As used in this Agreement, the following terms shall have the meaning indicated:



                                   DEAL TERMS

Picture: HARDCASE AND FIST starring Ted Prior, Carter Wong, produced and directed by Tony Zaridast

Territory:  ITALY ONLY.

Term: 12 years commencing on January 1, 1989 and ending on January 1, 2001. The term shall be subject to events of force majeure.

The rights licensed herein: VIDEOGRAMMES, PAY & FREE TELEVISION ONLY.

Language version: ITALIAN DUBBED LANGUAGE VERSION ONLY. Distributor agrees to make at its sole cost and expense such dubbed version of the picture. Distributor is expressly prohibited from exploiting any language version other than the dubbed version authorized herein.

Distribution Terms:

(a) Minimum Guarantee: USD25,000.00, [see Additional Terms & Conditions (f)], NET, payable as follows:
          USD 5,000.00 Upon signature of this Agreement.
          USD20,000.00 Within forty-five (45) days notification by Licensor that materials are ready for delivery at Distributor's own cost.

                     BANKING INFORMATION FOR WIRE TRANSFERS:
                            MERCANTILE NATIONAL BANK
                1840 Century Park East,  Los Angeles,  CA  90067
          ACCOUNT OF:  OVERSEAS FILMGROUP, INC.,  ACCOUNT #  002-203081
                           PLEASE REFERENCE FILM TITLE


Disposition of Gross Receipts:

VIDEOGRAMMES: With respect to each Video Device sold, Distributor shall pay Licensor a sum equal to 25% (Twenty-Five Percent) of the Distributor's gross wholesale price of such Video Device sold by Distributor and 25% (Twenty-Five Percent) of Distributor's gross receipts from any other form of Video Device distribution.

PAY & FREE TELEVISION: 75% (Seventy-Five Percent) to Licensor and 25% (Twenty-Five Percent) to Distributor. Distribution expenses as per Article 6A to be deducted from Licensor's share.

RECOUPMENT OF THE ADVANCED MINIMUM GUARANTEE: Distributor is authorized to recoup the advanced minimum guarantee from Licensor's share of gross receipts in the amount of the equivalent local currency at the date when the advanced minimum guarantee is paid.




AGREED AND ACCEPTED:                    AGREED AND ACCEPTED:

/s/ ROBERT LITTLE                       /s/ ALESSANDRO FRACASSI
------------------------------          ----------------------------------------
("Owner/Licensor")                      ("Distributor/Licensee")

Delivery: THIS PICTURE IS AVAILABLE FOR IMMEDIATE DELIVERY.




Key Cities:
Minimum Initial Release: N/A cities, including at least ____ Key Cities, not later than ____ months after ____.
Minimum Initial Print Order: N/A
Minimum Advertising Expenditures: N/A within ____ months after ____.
Maximum Deductions for Advertising Expenditures: N/A



Initial order of materials: Distributor hereby orders at least 1 - 35mm Print and separate soundtrack and/or one (1) 1" SUB MASTER video tape.

Additional Licensor approvals: Licensor shall have the additional approval and/or consultation rights described in the attached Schedule of Additional Licensor Approvals (which, if attached, is incorporated herein by reference.).




Applicable law: CALIFORNIA


Additional Terms and Conditions:

(a)  Reporting shall be quarterly.

(b) Distributor grants to Licensor the right to purchase at current market rate, copies of the subtitled and/or dubbed versions, posters, etc., created by Distributor; at Licensor's sole cost and expense.

(c) Distributor shall supply Licensor with two (2) Free VHS copies of the Release Videocassette in the Original Packaging as created by Distributor plus two (2) copies of the Video Slick.

(d) Distributor shall only license to stations the telecast of which is transmitted from within the licensed territory and the signal of which is received primarily inside the licensed territory.

(e) Distributor shall advise Licensor immediately in writing of the Release Date in each Media Licensed.

(f) Notwithstanding "Article (b) Paragraph 12" of the standard terms and conditions hereunder, Licensee is authorized to deduct the withholding tax of 8% (Eight Percent) between the USA and Italy. All other standard terms and conditions remain in force.



AGREED AND ACCEPTED:                    AGREED AND ACCEPTED:

/s/ Robert Little                       /s/ Alessandro Fracassi
------------------------------          ----------------------------------------
("Owner/Licensor")                      ("Distributor/Licensee")

                                        1
                         LICENSE AGREEMENT / SCHEDULE A


THIS AGREEMENT is entered into as of April 30, 1991 by and between United Entertainment Corp. c/o Overseas Filmgroup Inc., 8800 Sunset Blvd. Ste. 302, Los Angeles, CA 90069, ("Owner/Licensor") and Racing Pictures, s.r.l., Via dei tre Orologi 10, 00197 Roma, Italy (Tel 39 6 808 3645, Fax 39 6 808 8691)
("Distributor/Licensee").

As used in this Agreement, the following terms shall have the meaning indicated:



                                   DEAL TERMS

Picture: HEAVEN CAN HELP starring Tony Nova, Jinx, Diana Copeland, produced and directed by Tony Zaridast

Territory:  ITALY ONLY.

Term: 12 years commencing on January 1, 1989 and ending on January 1, 2001. The term shall be subject to events of force majeure.

The rights licensed herein: VIDEOGRAMMES, PAY & FREE TELEVISION ONLY.

Language version: ITALIAN DUBBED LANGUAGE VERSION ONLY. Distributor agrees to make at its sole cost and expense such dubbed version of the picture. Distributor is expressly prohibited from exploiting any language version other than the dubbed version authorized herein.

Distribution Terms:

(a) Minimum Guarantee: USD25,000.00, [see Additional Terms & Conditions (f)], NET, payable as follows:
          USD 5,000.00 Upon signature of this Agreement.
          USD20,000.00 Within forty-five (45) days notification by Licensor that materials are ready for delivery at Distributor's own cost.

                     BANKING INFORMATION FOR WIRE TRANSFERS:
                            MERCANTILE NATIONAL BANK
                1840 Century Park East,  Los Angeles,  CA  90067
          ACCOUNT OF:  OVERSEAS FILMGROUP, INC.,  ACCOUNT #  002-203081
                           PLEASE REFERENCE FILM TITLE


Disposition of Gross Receipts:

VIDEOGRAMMES: With respect to each Video Device sold, Distributor shall pay Licensor a sum equal to 25% (Twenty-Five Percent) of the Distributor's gross wholesale price of such Video Device sold by Distributor and 25% (Twenty-Five Percent) of Distributor's gross receipts from any other form of Video Device distribution.

PAY & FREE TELEVISION: 75% (Seventy-Five Percent) to Licensor and 25% (Twenty-Five Percent) to Distributor. Distribution expenses as per Article 6A to be deducted from Licensor's share.

RECOUPMENT OF THE ADVANCED MINIMUM GUARANTEE: Distributor is authorized to recoup the advanced minimum guarantee from Licensor's share of gross receipts in the amount of the equivalent local currency at the date when the advanced minimum guarantee is paid.



AGREED AND ACCEPTED:                    AGREED AND ACCEPTED:

/s/ ROBERT LITTLE                       /s/ ALESSANDRO FRACASSI
------------------------------          ----------------------------------------
("Owner/Licensor")                      ("Distributor/Licensee")

Delivery: THIS PICTURE IS AVAILABLE FOR IMMEDIATE DELIVERY.




Key Cities:
Minimum Initial Release: N/A cities, including at least ____ Key Cities, not later than ____ months after ____.
Minimum Initial Print Order: N/A
Minimum Advertising Expenditures: N/A within ____ months after ____.
Maximum Deductions for Advertising Expenditures: N/A



Initial order of materials: Distributor hereby orders at least 1 - 35mm Print and separate soundtrack and/or one (1) 1" SUB MASTER video tape.

Additional Licensor approvals: Licensor shall have the additional approval and/or consultation rights described in the attached Schedule of Additional Licensor Approvals (which, if attached, is incorporated herein by reference.).




Applicable law: CALIFORNIA


Additional Terms and Conditions:

(a)  Reporting shall be quarterly.

(b) Distributor grants to Licensor the right to purchase at current market rate, copies of the subtitled and/or dubbed versions, posters, etc., created by Distributor; at Licensor's sole cost and expense.

(c) Distributor shall supply Licensor with two (2) Free VHS copies of the Release Videocassette in the Original Packaging as created by Distributor plus two (2) copies of the Video Slick.

(d) Distributor shall only license to stations the telecast of which is transmitted from within the licensed territory and the signal of which is received primarily inside the licensed territory.

(e) Distributor shall advise Licensor immediately in writing of the Release Date in each Media Licensed.

(f) Notwithstanding "Article (b) Paragraph 12" of the standard terms and conditions hereunder, Licensee is authorized to deduct the withholding tax of 8% (Eight Percent) between the USA and Italy. All other standard terms and conditions remain in force.



AGREED AND ACCEPTED:                    AGREED AND ACCEPTED:

/s/ Robert Little                       /s/ Alessandro Fracassi
------------------------------          ----------------------------------------
("Owner/Licensor")                      ("Distributor/Licensee")

                                        1
                         LICENSE AGREEMENT / SCHEDULE A


THIS AGREEMENT is entered into as of April 30, 1991 by and between Spectrum Entertainment Group PLC c/o Overseas Filmgroup Inc., 8800 Sunset Blvd. Ste. 302, Los Angeles, CA 90069, ("Owner/Licensor") and Racing Pictures, s.r.l., Via dei tre Orologi 10, 00197 Roma, Italy (Tel 39 6 808 3645, Fax 39 6 808 8691)
("Distributor/Licensee").

As used in this Agreement, the following terms shall have the meaning indicated:


                                   DEAL TERMS

Picture: HOLLYWOOD DREAMING starring Ben Glass, Orson Bean, produced and directed by Jill Wilson

Territory:  ITALY ONLY.

Term: 11 1/2 years commencing on January 1, 1989 and ending on July 1, 2001. The term shall be subject to events of force majeure.

The rights licensed herein: VIDEOGRAMMES, PAY & FREE TELEVISION ONLY.

Language version: ITALIAN DUBBED LANGUAGE VERSION ONLY. Distributor agrees to make at its sole cost and expense such dubbed version of the picture. Distributor is expressly prohibited from exploiting any language version other than the dubbed version authorized herein.

Distribution Terms:

(a) Minimum Guarantee: USD25,000.00, [see Additional Terms & Conditions (f)], NET, payable as follows:
          USD 5,000.00 Upon signature of this Agreement.
          USD20,000.00 Within forty-five (45) days notification by Licensor that materials are ready for delivery at Distributor's own cost.

                     BANKING INFORMATION FOR WIRE TRANSFERS:
                            MERCANTILE NATIONAL BANK
                1840 Century Park East,  Los Angeles,  CA  90067
          ACCOUNT OF:  OVERSEAS FILMGROUP, INC.,  ACCOUNT #  002-203081
                           PLEASE REFERENCE FILM TITLE


Disposition of Gross Receipts:

VIDEOGRAMMES: With respect to each Video Device sold, Distributor shall pay Licensor a sum equal to 25% (Twenty-Five Percent) of the Distributor's gross wholesale price of such Video Device sold by Distributor and 25% (Twenty-Five Percent) of Distributor's gross receipts from any other form of Video Device distribution.

PAY & FREE TELEVISION: 75% (Seventy-Five Percent) to Licensor and 25% (Twenty-Five Percent) to Distributor. Distribution expenses as per Article 6A to be deducted from Licensor's share.

RECOUPMENT OF THE ADVANCED MINIMUM GUARANTEE: Distributor is authorized to recoup the advanced minimum guarantee from Licensor's share of gross receipts in the amount of the equivalent local currency at the date when the advanced minimum guarantee is paid.



AGREED AND ACCEPTED:                    AGREED AND ACCEPTED:

/s/ ROBERT LITTLE                       /s/ ALESSANDRO FRACASSI
------------------------------          ----------------------------------------
("Owner/Licensor")                      ("Distributor/Licensee")

Delivery: THIS PICTURE IS AVAILABLE FOR IMMEDIATE DELIVERY.




Key Cities:
Minimum Initial Release: N/A cities, including at least ____ Key Cities, not later than ____ months after ____.
Minimum Initial Print Order: N/A
Minimum Advertising Expenditures: N/A within ____ months after ____.
Maximum Deductions for Advertising Expenditures: N/A



Initial order of materials: Distributor hereby orders at least 1 - 35mm Print and separate soundtrack and/or one (1) 1" SUB MASTER video tape.

Additional Licensor approvals: Licensor shall have the additional approval and/or consultation rights described in the attached Schedule of Additional Licensor Approvals (which, if attached, is incorporated herein by reference.).




Applicable law: CALIFORNIA


Additional Terms and Conditions:

(a)  Reporting shall be quarterly.

(b) Distributor grants to Licensor the right to purchase at current market rate, copies of the subtitled and/or dubbed versions, posters, etc., created by Distributor; at Licensor's sole cost and expense.

(c) Distributor shall supply Licensor with two (2) Free VHS copies of the Release Videocassette in the Original Packaging as created by Distributor plus two (2) copies of the Video Slick.

(d) Distributor shall only license to stations the telecast of which is transmitted from within the licensed territory and the signal of which is received primarily inside the licensed territory.

(e) Distributor shall advise Licensor immediately in writing of the Release Date in each Media Licensed.

(f) Notwithstanding "Article (b) Paragraph 12" of the standard terms and conditions hereunder, Licensee is authorized to deduct the withholding tax of 8% (Eight Percent) between the USA and Italy. All other standard terms and conditions remain in force.



AGREED AND ACCEPTED:                    AGREED AND ACCEPTED:

/s/ Robert Little                       /s/ Alessandro Fracassi
------------------------------          ----------------------------------------
("Owner/Licensor")                      ("Distributor/Licensee")

                                        1
                         LICENSE AGREEMENT / SCHEDULE A


THIS AGREEMENT is entered into as of April 30, 1991 by and between Overseas Filmgroup Inc., 8800 Sunset Blvd. Ste. 302, Los Angeles, CA 90069, ("Owner/Licensor") and Racing Pictures, s.r.l., Via dei tre Orologi 10, 00197 Roma, Italy (Tel 39 6 808 3645, Fax 39 6 808 8691) ("Distributor/Licensee").

As used in this Agreement, the following terms shall have the meaning indicated:


                                   DEAL TERMS

Picture: ICE HOUSE starring Melissa Gilbert, Bo Brinkman, directed by Eagle
Penell

Territory:  ITALY ONLY.

Term: 12 years commencing on January 1, 1989 and ending on January 1, 2001. The term shall be subject to events of force majeure.

The rights licensed herein: VIDEOGRAMMES, PAY & FREE TELEVISION ONLY.

Language version: ITALIAN DUBBED LANGUAGE VERSION ONLY. Distributor agrees to make at its sole cost and expense such dubbed version of the picture. Distributor is expressly prohibited from exploiting any language version other than the dubbed version authorized herein.

Distribution Terms:

(a) Minimum Guarantee: USD20,000.00, [see Additional Terms & Conditions (f)], NET, payable as follows:
          USD 4,000.00 Upon signature of this Agreement.
          USD16,000.00 Within forty-five (45) days notification by Licensor that materials are ready for delivery at Distributor's own cost.

                     BANKING INFORMATION FOR WIRE TRANSFERS:
                            MERCANTILE NATIONAL BANK
                1840 Century Park East,  Los Angeles,  CA  90067
          ACCOUNT OF:  OVERSEAS FILMGROUP, INC.,  ACCOUNT #  002-203081
                           PLEASE REFERENCE FILM TITLE


Disposition of Gross Receipts:

VIDEOGRAMMES: With respect to each Video Device sold, Distributor shall pay Licensor a sum equal to 25% (Twenty-Five Percent) of the Distributor's gross wholesale price of such Video Device sold by Distributor and 25% (Twenty-Five Percent) of Distributor's gross receipts from any other form of Video Device distribution.

PAY & FREE TELEVISION: 75% (Seventy-Five Percent) to Licensor and 25% (Twenty-Five Percent) to Distributor. Distribution expenses as per Article 6A to be deducted from Licensor's share.

RECOUPMENT OF THE ADVANCED MINIMUM GUARANTEE: Distributor is authorized to recoup the advanced minimum guarantee from Licensor's share of gross receipts in the amount of the equivalent local currency at the date when the advanced minimum guarantee is paid.



AGREED AND ACCEPTED:                    AGREED AND ACCEPTED:

/s/ ROBERT LITTLE                       /s/ ALESSANDRO FRACASSI
------------------------------          ----------------------------------------
("Owner/Licensor")                      ("Distributor/Licensee")

Delivery: THIS PICTURE IS AVAILABLE FOR IMMEDIATE DELIVERY.




Key Cities:
Minimum Initial Release: N/A cities, including at least ____ Key Cities, not later than ____ months after ____.
Minimum Initial Print Order: N/A
Minimum Advertising Expenditures: N/A within ____ months after ____.
Maximum Deductions for Advertising Expenditures: N/A



Initial order of materials: Distributor hereby orders at least 1 - 35mm Print and separate soundtrack and/or one (1) 1" SUB MASTER video tape.

Additional Licensor approvals: Licensor shall have the additional approval and/or consultation rights described in the attached Schedule of Additional Licensor Approvals (which, if attached, is incorporated herein by reference.).




Applicable law: CALIFORNIA


Additional Terms and Conditions:

(a)  Reporting shall be quarterly.

(b) Distributor grants to Licensor the right to purchase at current market rate, copies of the subtitled and/or dubbed versions, posters, etc., created by Distributor; at Licensor's sole cost and expense.

(c) Distributor shall supply Licensor with two (2) Free VHS copies of the Release Videocassette in the Original Packaging as created by Distributor plus two (2) copies of the Video Slick.

(d) Distributor shall only license to stations the telecast of which is transmitted from within the licensed territory and the signal of which is received primarily inside the licensed territory.

(e) Distributor shall advise Licensor immediately in writing of the Release Date in each Media Licensed.

(f) Notwithstanding "Article (b) Paragraph 12" of the standard terms and conditions hereunder, Licensee is authorized to deduct the withholding tax of 8% (Eight Percent) between the USA and Italy. All other standard terms and conditions remain in force.



AGREED AND ACCEPTED:                    AGREED AND ACCEPTED:

/s/ Robert Little                       /s/ Alessandro Fracassi
------------------------------          ----------------------------------------
("Owner/Licensor")                      ("Distributor/Licensee")

                                        1
                         LICENSE AGREEMENT / SCHEDULE A


THIS AGREEMENT is entered into as of April 30, 1991 by and between Overseas Filmgroup Inc., 8800 Sunset Blvd. Ste. 302, Los Angeles, CA 90069, ("Owner/Licensor") and Racing Pictures, s.r.l., Via dei tre Orologi 10, 00197 Roma, Italy (Tel 39 6 808 3645, Fax 39 6 808 8691) ("Distributor/Licensee").

As used in this Agreement, the following terms shall have the meaning indicated:


                                   DEAL TERMS

Picture: KATY MEETS THE ALIENS animation by Moro Creative Assoc., directed by Jose Luis and Santiago Moro

Territory:  ITALY ONLY.

Term: 11 1/2 years commencing on January 1, 1989 and ending on July 1, 2001. The term shall be subject to events of force majeure.

The rights licensed herein: VIDEOGRAMMES, PAY & FREE TELEVISION ONLY.

Language version: ITALIAN DUBBED LANGUAGE VERSION ONLY. Distributor agrees to make at its sole cost and expense such dubbed version of the picture. Distributor is expressly prohibited from exploiting any language version other than the dubbed version authorized herein.

Distribution Terms:

(a) Minimum Guarantee: USD30,000.00, [see Additional Terms & Conditions (f)], NET, payable as follows:
          USD 6,000.00 Upon signature of this Agreement.
          USD24,000.00 Within forty-five (45) days notification by Licensor that materials are ready for delivery at Distributor's own cost.

                     BANKING INFORMATION FOR WIRE TRANSFERS:
                            MERCANTILE NATIONAL BANK
                1840 Century Park East,  Los Angeles,  CA  90067
          ACCOUNT OF:  OVERSEAS FILMGROUP, INC.,  ACCOUNT #  002-203081
                           PLEASE REFERENCE FILM TITLE


Disposition of Gross Receipts:

VIDEOGRAMMES: With respect to each Video Device sold, Distributor shall pay Licensor a sum equal to 25% (Twenty-Five Percent) of the Distributor's gross wholesale price of such Video Device sold by Distributor and 25% (Twenty-Five Percent) of Distributor's gross receipts from any other form of Video Device distribution.

PAY & FREE TELEVISION: 75% (Seventy-Five Percent) to Licensor and 25% (Twenty-Five Percent) to Distributor. Distribution expenses as per Article 6A to be deducted from Licensor's share.

RECOUPMENT OF THE ADVANCED MINIMUM GUARANTEE: Distributor is authorized to recoup the advanced minimum guarantee from Licensor's share of gross receipts in the amount of the equivalent local currency at the date when the advanced minimum guarantee is paid.



AGREED AND ACCEPTED:                    AGREED AND ACCEPTED:

/s/ ROBERT LITTLE                       /s/ ALESSANDRO FRACASSI
------------------------------          ----------------------------------------
("Owner/Licensor")                      ("Distributor/Licensee")

Delivery: THIS PICTURE IS AVAILABLE FOR IMMEDIATE DELIVERY.




Key Cities:
Minimum Initial Release: N/A cities, including at least ____ Key Cities, not later than ____ months after ____.
Minimum Initial Print Order: N/A
Minimum Advertising Expenditures: N/A within ____ months after ____.
Maximum Deductions for Advertising Expenditures: N/A



Initial order of materials: Distributor hereby orders at least 1 - 35mm Print and separate soundtrack and/or one (1) 1" SUB MASTER video tape.

Additional Licensor approvals: Licensor shall have the additional approval and/or consultation rights described in the attached Schedule of Additional Licensor Approvals (which, if attached, is incorporated herein by reference.).




Applicable law: CALIFORNIA


Additional Terms and Conditions:

(a)  Reporting shall be quarterly.

(b) Distributor grants to Licensor the right to purchase at current market rate, copies of the subtitled and/or dubbed versions, posters, etc., created by Distributor; at Licensor's sole cost and expense.

(c) Distributor shall supply Licensor with two (2) Free VHS copies of the Release Videocassette in the Original Packaging as created by Distributor plus two (2) copies of the Video Slick.

(d) Distributor shall only license to stations the telecast of which is transmitted from within the licensed territory and the signal of which is received primarily inside the licensed territory.

(e) Distributor shall advise Licensor immediately in writing of the Release Date in each Media Licensed.

(f) Notwithstanding "Article (b) Paragraph 12" of the standard terms and conditions hereunder, Licensee is authorized to deduct the withholding tax of 8% (Eight Percent) between the USA and Italy. All other standard terms and conditions remain in force.



AGREED AND ACCEPTED:                    AGREED AND ACCEPTED:

/s/ Robert Little                       /s/ Alessandro Fracassi
------------------------------          ----------------------------------------
("Owner/Licensor")                      ("Distributor/Licensee")

                                        1
                         LICENSE AGREEMENT / SCHEDULE A


THIS AGREEMENT is entered into as of April 30, 1991 by and between Overseas Filmgroup Inc., 8800 Sunset Blvd. Ste. 302, Los Angeles, CA 90069, ("Owner/Licensor") and Racing Pictures, s.r.l., Via dei tre Orologi 10, 00197 Roma, Italy (Tel 39 6 808 3645, Fax 39 6 808 8691) ("Distributor/Licensee").

As used in this Agreement, the following terms shall have the meaning indicated:


                                   DEAL TERMS

Picture: KILL LINE starring Bobby Kim, written and directed by Richard H. Kim

Territory:  ITALY ONLY.

Term: 11 1/2 years commencing on January 1, 1989 and ending on July 1, 2001. The term shall be subject to events of force majeure.

The rights licensed herein: VIDEOGRAMMES, PAY & FREE TELEVISION ONLY.

Language version: ITALIAN DUBBED LANGUAGE VERSION ONLY. Distributor agrees to make at its sole cost and expense such dubbed version of the picture. Distributor is expressly prohibited from exploiting any language version other than the dubbed version authorized herein.

Distribution Terms:

(a) Minimum Guarantee: USD20,000.00, [see Additional Terms & Conditions (f)], NET, payable as follows:
          USD 4,000.00 Upon signature of this Agreement.
          USD16,000.00 Within forty-five (45) days notification by Licensor that materials are ready for delivery at Distributor's own cost.

                     BANKING INFORMATION FOR WIRE TRANSFERS:
                            MERCANTILE NATIONAL BANK
                1840 Century Park East,  Los Angeles,  CA  90067
          ACCOUNT OF:  OVERSEAS FILMGROUP, INC.,  ACCOUNT #  002-203081
                           PLEASE REFERENCE FILM TITLE


Disposition of Gross Receipts:

VIDEOGRAMMES: With respect to each Video Device sold, Distributor shall pay Licensor a sum equal to 25% (Twenty-Five Percent) of the Distributor's gross wholesale price of such Video Device sold by Distributor and 25% (Twenty-Five Percent) of Distributor's gross receipts from any other form of Video Device distribution.

PAY & FREE TELEVISION: 75% (Seventy-Five Percent) to Licensor and 25% (Twenty-Five Percent) to Distributor. Distribution expenses as per Article 6A to be deducted from Licensor's share.

RECOUPMENT OF THE ADVANCED MINIMUM GUARANTEE: Distributor is authorized to recoup the advanced minimum guarantee from Licensor's share of gross receipts in the amount of the equivalent local currency at the date when the advanced minimum guarantee is paid.



AGREED AND ACCEPTED:                    AGREED AND ACCEPTED:

/s/ ROBERT LITTLE                       /s/ ALESSANDRO FRACASSI
------------------------------          ----------------------------------------
("Owner/Licensor")                      ("Distributor/Licensee")

Delivery: THIS PICTURE IS AVAILABLE FOR IMMEDIATE DELIVERY.




Key Cities:
Minimum Initial Release: N/A cities, including at least ____ Key Cities, not later than ____ months after ____.
Minimum Initial Print Order: N/A
Minimum Advertising Expenditures: N/A within ____ months after ____.
Maximum Deductions for Advertising Expenditures: N/A



Initial order of materials: Distributor hereby orders at least 1 - 35mm Print and separate soundtrack and/or one (1) 1" SUB MASTER video tape.

Additional Licensor approvals: Licensor shall have the additional approval and/or consultation rights described in the attached Schedule of Additional Licensor Approvals (which, if attached, is incorporated herein by reference.).




Applicable law: CALIFORNIA


Additional Terms and Conditions:

(a)  Reporting shall be quarterly.

(b) Distributor grants to Licensor the right to purchase at current market rate, copies of the subtitled and/or dubbed versions, posters, etc., created by Distributor; at Licensor's sole cost and expense.

(c) Distributor shall supply Licensor with two (2) Free VHS copies of the Release Videocassette in the Original Packaging as created by Distributor plus two (2) copies of the Video Slick.

(d) Distributor shall only license to stations the telecast of which is transmitted from within the licensed territory and the signal of which is received primarily inside the licensed territory.

(e) Distributor shall advise Licensor immediately in writing of the Release Date in each Media Licensed.

(f) Notwithstanding "Article (b) Paragraph 12" of the standard terms and conditions hereunder, Licensee is authorized to deduct the withholding tax of 8% (Eight Percent) between the USA and Italy. All other standard terms and conditions remain in force.



AGREED AND ACCEPTED:                    AGREED AND ACCEPTED:

/s/ Robert Little                       /s/ Alessandro Fracassi
------------------------------          ----------------------------------------
("Owner/Licensor")                      ("Distributor/Licensee")

                                        1
                         LICENSE AGREEMENT / SCHEDULE A


THIS AGREEMENT is entered into as of April 30, 1991 by and between Overseas Filmgroup Inc., 8800 Sunset Blvd. Ste. 302, Los Angeles, CA 90069, ("Owner/Licensor") and Racing Pictures, s.r.l., Via dei tre Orologi 10, 00197 Roma, Italy (Tel 39 6 808 3645, Fax 39 6 808 8691) ("Distributor/Licensee").

As used in this Agreement, the following terms shall have the meaning indicated:


                                   DEAL TERMS

Picture: LOCKDOWN starring Richard Lynch, Chris de Rose, directed by Frank
Harris

Territory:  ITALY ONLY.

Term: 11 1/2 years commencing on January 1, 1989 and ending on July 1, 2001. The term shall be subject to events of force majeure.

The rights licensed herein: VIDEOGRAMMES, PAY & FREE TELEVISION ONLY.

Language version: ITALIAN DUBBED LANGUAGE VERSION ONLY. Distributor agrees to make at its sole cost and expense such dubbed version of the picture. Distributor is expressly prohibited from exploiting any language version other than the dubbed version authorized herein.

Distribution Terms:

(a) Minimum Guarantee: USD25,000.00, [see Additional Terms & Conditions (f)], NET, payable as follows:
          USD 5,000.00 Upon signature of this Agreement.
          USD20,000.00 Within forty-five (45) days notification by Licensor that materials are ready for delivery at Distributor's own cost.

                     BANKING INFORMATION FOR WIRE TRANSFERS:
                            MERCANTILE NATIONAL BANK
                1840 Century Park East,  Los Angeles,  CA  90067
          ACCOUNT OF:  OVERSEAS FILMGROUP, INC.,  ACCOUNT #  002-203081
                           PLEASE REFERENCE FILM TITLE


Disposition of Gross Receipts:

VIDEOGRAMMES: With respect to each Video Device sold, Distributor shall pay Licensor a sum equal to 25% (Twenty-Five Percent) of the Distributor's gross wholesale price of such Video Device sold by Distributor and 25% (Twenty-Five Percent) of Distributor's gross receipts from any other form of Video Device distribution.

PAY & FREE TELEVISION: 75% (Seventy-Five Percent) to Licensor and 25% (Twenty-Five Percent) to Distributor. Distribution expenses as per Article 6A to be deducted from Licensor's share.

RECOUPMENT OF THE ADVANCED MINIMUM GUARANTEE: Distributor is authorized to recoup the advanced minimum guarantee from Licensor's share of gross receipts in the amount of the equivalent local currency at the date when the advanced minimum guarantee is paid.



AGREED AND ACCEPTED:                    AGREED AND ACCEPTED:

/s/ ROBERT LITTLE                       /s/ ALESSANDRO FRACASSI
------------------------------          ----------------------------------------
("Owner/Licensor")                      ("Distributor/Licensee")

Delivery: THIS PICTURE IS AVAILABLE FOR IMMEDIATE DELIVERY.




Key Cities:
Minimum Initial Release: N/A cities, including at least ____ Key Cities, not later than ____ months after ____.
Minimum Initial Print Order: N/A
Minimum Advertising Expenditures: N/A within ____ months after ____.
Maximum Deductions for Advertising Expenditures: N/A



Initial order of materials: Distributor hereby orders at least 1 - 35mm Print and separate soundtrack and/or one (1) 1" SUB MASTER video tape.

Additional Licensor approvals: Licensor shall have the additional approval and/or consultation rights described in the attached Schedule of Additional Licensor Approvals (which, if attached, is incorporated herein by reference.).




Applicable law: CALIFORNIA


Additional Terms and Conditions:

(a)  Reporting shall be quarterly.

(b) Distributor grants to Licensor the right to purchase at current market rate, copies of the subtitled and/or dubbed versions, posters, etc., created by Distributor; at Licensor's sole cost and expense.

(c) Distributor shall supply Licensor with two (2) Free VHS copies of the Release Videocassette in the Original Packaging as created by Distributor plus two (2) copies of the Video Slick.

(d) Distributor shall only license to stations the telecast of which is transmitted from within the licensed territory and the signal of which is received primarily inside the licensed territory.

(e) Distributor shall advise Licensor immediately in writing of the Release Date in each Media Licensed.

(f) Notwithstanding "Article (b) Paragraph 12" of the standard terms and conditions hereunder, Licensee is authorized to deduct the withholding tax of 8% (Eight Percent) between the USA and Italy. All other standard terms and conditions remain in force.



AGREED AND ACCEPTED:                    AGREED AND ACCEPTED:

/s/ Robert Little                       /s/ Alessandro Fracassi
------------------------------          ----------------------------------------
("Owner/Licensor")                      ("Distributor/Licensee")

                                        1
                         LICENSE AGREEMENT / SCHEDULE A


THIS AGREEMENT is entered into as of April 30, 1991 by and between Overseas Filmgroup Inc., 8800 Sunset Blvd. Ste. 302, Los Angeles, CA 90069, ("Owner/Licensor") and Racing Pictures, s.r.l., Via dei tre Orologi 10, 00197 Roma, Italy (Tel 39 6 808 3645, Fax 39 6 808 8691) ("Distributor/Licensee").

As used in this Agreement, the following terms shall have the meaning indicated:


                                   DEAL TERMS

Picture: MEDIUM STRAIGHT starring Jerome LePage, Richard Schiff, Anne Lilly, directed by Adam Friedman

Territory:  ITALY ONLY.

Term: 11 1/2 years commencing on January 1, 1989 and ending on July 1, 2001. The term shall be subject to events of force majeure.

The rights licensed herein: VIDEOGRAMMES, PAY & FREE TELEVISION ONLY.

Language version: ITALIAN DUBBED LANGUAGE VERSION ONLY. Distributor agrees to make at its sole cost and expense such dubbed version of the picture. Distributor is expressly prohibited from exploiting any language version other than the dubbed version authorized herein.

Distribution Terms:

(a) Minimum Guarantee: USD30,000.00, [see Additional Terms & Conditions (f)], NET, payable as follows:
          USD 6,000.00 Upon signature of this Agreement.
          USD24,000.00 Within forty-five (45) days notification by Licensor that materials are ready for delivery at Distributor's own cost.

                     BANKING INFORMATION FOR WIRE TRANSFERS:
                            MERCANTILE NATIONAL BANK
                1840 Century Park East,  Los Angeles,  CA  90067
          ACCOUNT OF:  OVERSEAS FILMGROUP, INC.,  ACCOUNT #  002-203081
                           PLEASE REFERENCE FILM TITLE


Disposition of Gross Receipts:

VIDEOGRAMMES: With respect to each Video Device sold, Distributor shall pay Licensor a sum equal to 25% (Twenty-Five Percent) of the Distributor's gross wholesale price of such Video Device sold by Distributor and 25% (Twenty-Five Percent) of Distributor's gross receipts from any other form of Video Device distribution.

PAY & FREE TELEVISION: 75% (Seventy-Five Percent) to Licensor and 25% (Twenty-Five Percent) to Distributor. Distribution expenses as per Article 6A to be deducted from Licensor's share.

RECOUPMENT OF THE ADVANCED MINIMUM GUARANTEE: Distributor is authorized to recoup the advanced minimum guarantee from Licensor's share of gross receipts in the amount of the equivalent local currency at the date when the advanced minimum guarantee is paid.



AGREED AND ACCEPTED:                    AGREED AND ACCEPTED:

/s/ ROBERT LITTLE                       /s/ ALESSANDRO FRACASSI
------------------------------          ----------------------------------------
("Owner/Licensor")                      ("Distributor/Licensee")

Delivery: THIS PICTURE IS AVAILABLE FOR IMMEDIATE DELIVERY.




Key Cities:
Minimum Initial Release: N/A cities, including at least ____ Key Cities, not later than ____ months after ____.
Minimum Initial Print Order: N/A
Minimum Advertising Expenditures: N/A within ____ months after ____.
Maximum Deductions for Advertising Expenditures: N/A



Initial order of materials: Distributor hereby orders at least 1 - 35mm Print and separate soundtrack and/or one (1) 1" SUB MASTER video tape.

Additional Licensor approvals: Licensor shall have the additional approval and/or consultation rights described in the attached Schedule of Additional Licensor Approvals (which, if attached, is incorporated herein by reference.).




Applicable law: CALIFORNIA


Additional Terms and Conditions:

(a)  Reporting shall be quarterly.

(b) Distributor grants to Licensor the right to purchase at current market rate, copies of the subtitled and/or dubbed versions, posters, etc., created by Distributor; at Licensor's sole cost and expense.

(c) Distributor shall supply Licensor with two (2) Free VHS copies of the Release Videocassette in the Original Packaging as created by Distributor plus two (2) copies of the Video Slick.

(d) Distributor shall only license to stations the telecast of which is transmitted from within the licensed territory and the signal of which is received primarily inside the licensed territory.

(e) Distributor shall advise Licensor immediately in writing of the Release Date in each Media Licensed.

(f) Notwithstanding "Article (b) Paragraph 12" of the standard terms and conditions hereunder, Licensee is authorized to deduct the withholding tax of 8% (Eight Percent) between the USA and Italy. All other standard terms and conditions remain in force.



AGREED AND ACCEPTED:                    AGREED AND ACCEPTED:

/s/ Robert Little                       /s/ Alessandro Fracassi
------------------------------          ----------------------------------------
("Owner/Licensor")                      ("Distributor/Licensee")

                                        1
                         LICENSE AGREEMENT / SCHEDULE A


THIS AGREEMENT is entered into as of April 30, 1991 by and between Spectrum Entertainment Group PLC c/o Overseas Filmgroup Inc., 8800 Sunset Blvd. Ste. 302, Los Angeles, CA 90069, ("Owner/Licensor") and Racing Pictures, s.r.l., Via dei tre Orologi 10, 00197 Roma, Italy (Tel 39 6 808 3645, Fax 39 6 808 8691)
("Distributor/Licensee").

As used in this Agreement, the following terms shall have the meaning indicated:



                                   DEAL TERMS

Picture: MINDGAMES starring Maxwell Caulfield, Edward Albert, Shawn Weatherly, directed by Bob Yari

Territory:  ITALY ONLY.

Term: 11 1/2 years commencing on January 1, 1989 and ending on July 1, 2001. The term shall be subject to events of force majeure.

The rights licensed herein: VIDEOGRAMMES, PAY & FREE TELEVISION ONLY.

Language version: ITALIAN DUBBED LANGUAGE VERSION ONLY. Distributor agrees to make at its sole cost and expense such dubbed version of the picture. Distributor is expressly prohibited from exploiting any language version other than the dubbed version authorized herein.

Distribution Terms:

(a) Minimum Guarantee: USD30,000.00, [see Additional Terms & Conditions (f)], NET, payable as follows:
          USD 6,000.00 Upon signature of this Agreement.
          USD24,000.00 Within forty-five (45) days notification by Licensor that materials are ready for delivery at Distributor's own cost.

                     BANKING INFORMATION FOR WIRE TRANSFERS:
                            MERCANTILE NATIONAL BANK
                1840 Century Park East,  Los Angeles,  CA  90067
          ACCOUNT OF:  OVERSEAS FILMGROUP, INC.,  ACCOUNT #  002-203081
                           PLEASE REFERENCE FILM TITLE


Disposition of Gross Receipts:

VIDEOGRAMMES: With respect to each Video Device sold, Distributor shall pay Licensor a sum equal to 25% (Twenty-Five Percent) of the Distributor's gross wholesale price of such Video Device sold by Distributor and 25% (Twenty-Five Percent) of Distributor's gross receipts from any other form of Video Device distribution.

PAY & FREE TELEVISION: 75% (Seventy-Five Percent) to Licensor and 25% (Twenty-Five Percent) to Distributor. Distribution expenses as per Article 6A to be deducted from Licensor's share.

RECOUPMENT OF THE ADVANCED MINIMUM GUARANTEE: Distributor is authorized to recoup the advanced minimum guarantee from Licensor's share of gross receipts in the amount of the equivalent local currency at the date when the advanced minimum guarantee is paid.



AGREED AND ACCEPTED:                    AGREED AND ACCEPTED:

/s/ ROBERT LITTLE                       /s/ ALESSANDRO FRACASSI
------------------------------          ----------------------------------------
("Owner/Licensor")                      ("Distributor/Licensee")

Delivery: THIS PICTURE IS AVAILABLE FOR IMMEDIATE DELIVERY.




Key Cities:
Minimum Initial Release: N/A cities, including at least ____ Key Cities, not later than ____ months after ____.
Minimum Initial Print Order: N/A
Minimum Advertising Expenditures: N/A within ____ months after ____.
Maximum Deductions for Advertising Expenditures: N/A



Initial order of materials: Distributor hereby orders at least 1 - 35mm Print and separate soundtrack and/or one (1) 1" SUB MASTER video tape.

Additional Licensor approvals: Licensor shall have the additional approval and/or consultation rights described in the attached Schedule of Additional Licensor Approvals (which, if attached, is incorporated herein by reference.).




Applicable law: CALIFORNIA


Additional Terms and Conditions:

(a)  Reporting shall be quarterly.

(b) Distributor grants to Licensor the right to purchase at current market rate, copies of the subtitled and/or dubbed versions, posters, etc., created by Distributor; at Licensor's sole cost and expense.

(c) Distributor shall supply Licensor with two (2) Free VHS copies of the Release Videocassette in the Original Packaging as created by Distributor plus two (2) copies of the Video Slick.

(d) Distributor shall only license to stations the telecast of which is transmitted from within the licensed territory and the signal of which is received primarily inside the licensed territory.

(e) Distributor shall advise Licensor immediately in writing of the Release Date in each Media Licensed.

(f) Notwithstanding "Article (b) Paragraph 12" of the standard terms and conditions hereunder, Licensee is authorized to deduct the withholding tax of 8% (Eight Percent) between the USA and Italy. All other standard terms and conditions remain in force.



AGREED AND ACCEPTED:                    AGREED AND ACCEPTED:

/s/ Robert Little                       /s/ Alessandro Fracassi
------------------------------          ----------------------------------------
("Owner/Licensor")                      ("Distributor/Licensee")

                                        1
                         LICENSE AGREEMENT / SCHEDULE A


THIS AGREEMENT is entered into as of April 30, 1991 by and between Overseas Filmgroup Inc., 8800 Sunset Blvd. Ste. 302, Los Angeles, CA 90069, ("Owner/Licensor") and Racing Pictures, s.r.l., Via dei tre Orologi 10, 00197 Roma, Italy (Tel 39 6 808 3645, Fax 39 6 808 8691) ("Distributor/Licensee").

As used in this Agreement, the following terms shall have the meaning indicated:


                                   DEAL TERMS

Picture: MISSION MANILLA starring Larry Wilcox, Robin Eisenman, written and directed by Peter M. MacKenzie

Territory:  ITALY ONLY.

Term: 11 1/2 years commencing on January 1, 1989 and ending on July 1, 2001. The term shall be subject to events of force majeure.

The rights licensed herein: VIDEOGRAMMES, PAY & FREE TELEVISION ONLY.

Language version: ITALIAN DUBBED LANGUAGE VERSION ONLY. Distributor agrees to make at its sole cost and expense such dubbed version of the picture. Distributor is expressly prohibited from exploiting any language version other than the dubbed version authorized herein.

Distribution Terms:

(a) Minimum Guarantee: USD30,000.00, [see Additional Terms & Conditions (f)], NET, payable as follows:
          USD 6,000.00 Upon signature of this Agreement.
          USD24,000.00 Within forty-five (45) days notification by Licensor that materials are ready for delivery at Distributor's own cost.

                     BANKING INFORMATION FOR WIRE TRANSFERS:
                            MERCANTILE NATIONAL BANK
                1840 Century Park East,  Los Angeles,  CA  90067
          ACCOUNT OF:  OVERSEAS FILMGROUP, INC.,  ACCOUNT #  002-203081
                           PLEASE REFERENCE FILM TITLE


Disposition of Gross Receipts:

VIDEOGRAMMES: With respect to each Video Device sold, Distributor shall pay Licensor a sum equal to 25% (Twenty-Five Percent) of the Distributor's gross wholesale price of such Video Device sold by Distributor and 25% (Twenty-Five Percent) of Distributor's gross receipts from any other form of Video Device distribution.

PAY & FREE TELEVISION: 75% (Seventy-Five Percent) to Licensor and 25% (Twenty-Five Percent) to Distributor. Distribution expenses as per Article 6A to be deducted from Licensor's share.

RECOUPMENT OF THE ADVANCED MINIMUM GUARANTEE: Distributor is authorized to recoup the advanced minimum guarantee from Licensor's share of gross receipts in the amount of the equivalent local currency at the date when the advanced minimum guarantee is paid.



AGREED AND ACCEPTED:                    AGREED AND ACCEPTED:

/s/ ROBERT LITTLE                       /s/ ALESSANDRO FRACASSI
------------------------------          ----------------------------------------
("Owner/Licensor")                      ("Distributor/Licensee")

Delivery: THIS PICTURE IS AVAILABLE FOR IMMEDIATE DELIVERY.




Key Cities:
Minimum Initial Release: N/A cities, including at least ____ Key Cities, not later than ____ months after ____.
Minimum Initial Print Order: N/A
Minimum Advertising Expenditures: N/A within ____ months after ____.
Maximum Deductions for Advertising Expenditures: N/A



Initial order of materials: Distributor hereby orders at least 1 - 35mm Print and separate soundtrack and/or one (1) 1" SUB MASTER video tape.

Additional Licensor approvals: Licensor shall have the additional approval and/or consultation rights described in the attached Schedule of Additional Licensor Approvals (which, if attached, is incorporated herein by reference.).




Applicable law: CALIFORNIA


Additional Terms and Conditions:

(a)  Reporting shall be quarterly.

(b) Distributor grants to Licensor the right to purchase at current market rate, copies of the subtitled and/or dubbed versions, posters, etc., created by Distributor; at Licensor's sole cost and expense.

(c) Distributor shall supply Licensor with two (2) Free VHS copies of the Release Videocassette in the Original Packaging as created by Distributor plus two (2) copies of the Video Slick.

(d) Distributor shall only license to stations the telecast of which is transmitted from within the licensed territory and the signal of which is received primarily inside the licensed territory.

(e) Distributor shall advise Licensor immediately in writing of the Release Date in each Media Licensed.

(f) Notwithstanding "Article (b) Paragraph 12" of the standard terms and conditions hereunder, Licensee is authorized to deduct the withholding tax of 8% (Eight Percent) between the USA and Italy. All other standard terms and conditions remain in force.



AGREED AND ACCEPTED:                    AGREED AND ACCEPTED:

/s/ Robert Little                       /s/ Alessandro Fracassi
------------------------------          ----------------------------------------
("Owner/Licensor")                      ("Distributor/Licensee")

                                        1
                         LICENSE AGREEMENT / SCHEDULE A


THIS AGREEMENT is entered into as of April 30, 1991 by and between Spectrum Entertainment Group PLC c/o Overseas Filmgroup Inc., 8800 Sunset Blvd. Ste. 302, Los Angeles, CA 90069, ("Owner/Licensor") and Racing Pictures, s.r.l., Via dei tre Orologi 10, 00197 Roma, Italy (Tel 39 6 808 3645, Fax 39 6 808 8691)
("Distributor/Licensee").

As used in this Agreement, the following terms shall have the meaning indicated:



                                   DEAL TERMS

Picture: NECROMANCER starring Elizabeth Cayton, Russ Tamblyn, Rhonda Dorton, directed by Dusty Nelson

Territory:  ITALY ONLY.

Term: 11 1/2 years commencing on January 1, 1989 and ending on July 1, 2001. The term shall be subject to events of force majeure.

The rights licensed herein: VIDEOGRAMMES, PAY & FREE TELEVISION ONLY.

Language version: ITALIAN DUBBED LANGUAGE VERSION ONLY. Distributor agrees to make at its sole cost and expense such dubbed version of the picture. Distributor is expressly prohibited from exploiting any language version other than the dubbed version authorized herein.

Distribution Terms:

(a) Minimum Guarantee: USD45,000.00, [see Additional Terms & Conditions (f)], NET, payable as follows:
          USD 9,000.00 Upon signature of this Agreement.
          USD36,000.00 Within forty-five (45) days notification by Licensor that materials are ready for delivery at Distributor's own cost.

                     BANKING INFORMATION FOR WIRE TRANSFERS:
                            MERCANTILE NATIONAL BANK
                1840 Century Park East,  Los Angeles,  CA  90067
          ACCOUNT OF:  OVERSEAS FILMGROUP, INC.,  ACCOUNT #  002-203081
                           PLEASE REFERENCE FILM TITLE


Disposition of Gross Receipts:

VIDEOGRAMMES: With respect to each Video Device sold, Distributor shall pay Licensor a sum equal to 25% (Twenty-Five Percent) of the Distributor's gross wholesale price of such Video Device sold by Distributor and 25% (Twenty-Five Percent) of Distributor's gross receipts from any other form of Video Device distribution.

PAY & FREE TELEVISION: 75% (Seventy-Five Percent) to Licensor and 25% (Twenty-Five Percent) to Distributor. Distribution expenses as per Article 6A to be deducted from Licensor's share.

RECOUPMENT OF THE ADVANCED MINIMUM GUARANTEE: Distributor is authorized to recoup the advanced minimum guarantee from Licensor's share of gross receipts in the amount of the equivalent local currency at the date when the advanced minimum guarantee is paid.



AGREED AND ACCEPTED:                    AGREED AND ACCEPTED:

/s/ ROBERT LITTLE                       /s/ ALESSANDRO FRACASSI
------------------------------          ----------------------------------------
("Owner/Licensor")                      ("Distributor/Licensee")

Delivery: THIS PICTURE IS AVAILABLE FOR IMMEDIATE DELIVERY.




Key Cities:
Minimum Initial Release: N/A cities, including at least ____ Key Cities, not later than ____ months after ____.
Minimum Initial Print Order: N/A
Minimum Advertising Expenditures: N/A within ____ months after ____.
Maximum Deductions for Advertising Expenditures: N/A



Initial order of materials: Distributor hereby orders at least 1 - 35mm Print and separate soundtrack and/or one (1) 1" SUB MASTER video tape.

Additional Licensor approvals: Licensor shall have the additional approval and/or consultation rights described in the attached Schedule of Additional Licensor Approvals (which, if attached, is incorporated herein by reference.).




Applicable law: CALIFORNIA


Additional Terms and Conditions:

(a)  Reporting shall be quarterly.

(b) Distributor grants to Licensor the right to purchase at current market rate, copies of the subtitled and/or dubbed versions, posters, etc., created by Distributor; at Licensor's sole cost and expense.

(c) Distributor shall supply Licensor with two (2) Free VHS copies of the Release Videocassette in the Original Packaging as created by Distributor plus two (2) copies of the Video Slick.

(d) Distributor shall only license to stations the telecast of which is transmitted from within the licensed territory and the signal of which is received primarily inside the licensed territory.

(e) Distributor shall advise Licensor immediately in writing of the Release Date in each Media Licensed.

(f) Notwithstanding "Article (b) Paragraph 12" of the standard terms and conditions hereunder, Licensee is authorized to deduct the withholding tax of 8% (Eight Percent) between the USA and Italy. All other standard terms and conditions remain in force.



AGREED AND ACCEPTED:                    AGREED AND ACCEPTED:

/s/ Robert Little                       /s/ Alessandro Fracassi
------------------------------          ----------------------------------------
("Owner/Licensor")                      ("Distributor/Licensee")

                                        1
                         LICENSE AGREEMENT / SCHEDULE A


THIS AGREEMENT is entered into as of April 30, 1991 by and between Overseas Filmgroup Inc., 8800 Sunset Blvd. Ste. 302, Los Angeles, CA 90069, ("Owner/Licensor") and Racing Pictures, s.r.l., Via dei tre Orologi 10, 00197 Roma, Italy (Tel 39 6 808 3645, Fax 39 6 808 8691) ("Distributor/Licensee").

As used in this Agreement, the following terms shall have the meaning indicated:



                                   DEAL TERMS

Picture: NIGHTSCREAMS starring Joe Manno, Ron Thomas, Randy Lundsford, directed by Allen Plone

Territory:  ITALY ONLY.

Term: 11 1/2 years commencing on January 1, 1989 and ending on July 1, 2001. The term shall be subject to events of force majeure.

The rights licensed herein: VIDEOGRAMMES, PAY & FREE TELEVISION ONLY.

Language version: ITALIAN DUBBED LANGUAGE VERSION ONLY. Distributor agrees to make at its sole cost and expense such dubbed version of the picture. Distributor is expressly prohibited from exploiting any language version other than the dubbed version authorized herein.

Distribution Terms:

(a) Minimum Guarantee: USD35,000.00, [see Additional Terms & Conditions (f)], NET, payable as follows:
          USD 7,000.00 Upon signature of this Agreement.
          USD28,000.00 Within forty-five (45) days notification by Licensor that materials are ready for delivery at Distributor's own cost.

                     BANKING INFORMATION FOR WIRE TRANSFERS:
                            MERCANTILE NATIONAL BANK
                1840 Century Park East,  Los Angeles,  CA  90067
          ACCOUNT OF:  OVERSEAS FILMGROUP, INC.,  ACCOUNT #  002-203081
                           PLEASE REFERENCE FILM TITLE


Disposition of Gross Receipts:

VIDEOGRAMMES: With respect to each Video Device sold, Distributor shall pay Licensor a sum equal to 25% (Twenty-Five Percent) of the Distributor's gross wholesale price of such Video Device sold by Distributor and 25% (Twenty-Five Percent) of Distributor's gross receipts from any other form of Video Device distribution.

PAY & FREE TELEVISION: 75% (Seventy-Five Percent) to Licensor and 25% (Twenty-Five Percent) to Distributor. Distribution expenses as per Article 6A to be deducted from Licensor's share.

RECOUPMENT OF THE ADVANCED MINIMUM GUARANTEE: Distributor is authorized to recoup the advanced minimum guarantee from Licensor's share of gross receipts in the amount of the equivalent local currency at the date when the advanced minimum guarantee is paid.



AGREED AND ACCEPTED:                    AGREED AND ACCEPTED:

/s/ ROBERT LITTLE                       /s/ ALESSANDRO FRACASSI
------------------------------          ----------------------------------------
("Owner/Licensor")                      ("Distributor/Licensee")

Delivery: THIS PICTURE IS AVAILABLE FOR IMMEDIATE DELIVERY.




Key Cities:
Minimum Initial Release: N/A cities, including at least ____ Key Cities, not later than ____ months after ____.
Minimum Initial Print Order: N/A
Minimum Advertising Expenditures: N/A within ____ months after ____.
Maximum Deductions for Advertising Expenditures: N/A



Initial order of materials: Distributor hereby orders at least 1 - 35mm Print and separate soundtrack and/or one (1) 1" SUB MASTER video tape.

Additional Licensor approvals: Licensor shall have the additional approval and/or consultation rights described in the attached Schedule of Additional Licensor Approvals (which, if attached, is incorporated herein by reference.).




Applicable law: CALIFORNIA


Additional Terms and Conditions:

(a)  Reporting shall be quarterly.

(b) Distributor grants to Licensor the right to purchase at current market rate, copies of the subtitled and/or dubbed versions, posters, etc., created by Distributor; at Licensor's sole cost and expense.

(c) Distributor shall supply Licensor with two (2) Free VHS copies of the Release Videocassette in the Original Packaging as created by Distributor plus two (2) copies of the Video Slick.

(d) Distributor shall only license to stations the telecast of which is transmitted from within the licensed territory and the signal of which is received primarily inside the licensed territory.

(e) Distributor shall advise Licensor immediately in writing of the Release Date in each Media Licensed.

(f) Notwithstanding "Article (b) Paragraph 12" of the standard terms and conditions hereunder, Licensee is authorized to deduct the withholding tax of 8% (Eight Percent) between the USA and Italy. All other standard terms and conditions remain in force.



AGREED AND ACCEPTED:                    AGREED AND ACCEPTED:

/s/ Robert Little                       /s/ Alessandro Fracassi
------------------------------          ----------------------------------------
("Owner/Licensor")                      ("Distributor/Licensee")

                                        1
                         LICENSE AGREEMENT / SCHEDULE A


THIS AGREEMENT is entered into as of April 30, 1991 by and between Overseas Filmgroup Inc., 8800 Sunset Blvd. Ste. 302, Los Angeles, CA 90069, ("Owner/Licensor") and Racing Pictures, s.r.l., Via dei tre Orologi 10, 00197 Roma, Italy (Tel 39 6 808 3645, Fax 39 6 808 8691) ("Distributor/Licensee").

As used in this Agreement, the following terms shall have the meaning indicated:



                                   DEAL TERMS

Picture: NO SAVE HAVEN starring Wings Hauser, Robert Tessier, Rober Ahola, directed by Ronnie Rondell

Territory:  ITALY ONLY.

Term: 11 1/2 years commencing on January 1, 1989 and ending on July 1, 2001. The term shall be subject to events of force majeure.

The rights licensed herein: VIDEOGRAMMES, PAY & FREE TELEVISION ONLY.

Language version: ITALIAN DUBBED LANGUAGE VERSION ONLY. Distributor agrees to make at its sole cost and expense such dubbed version of the picture. Distributor is expressly prohibited from exploiting any language version other than the dubbed version authorized herein.

Distribution Terms:

(a) Minimum Guarantee: USD35,000.00, [see Additional Terms & Conditions (f)], NET, payable as follows:
          USD 7,000.00 Upon signature of this Agreement.
          USD28,000.00 Within forty-five (45) days notification by Licensor that materials are ready for delivery at Distributor's own cost.

                     BANKING INFORMATION FOR WIRE TRANSFERS:
                            MERCANTILE NATIONAL BANK
                1840 Century Park East,  Los Angeles,  CA  90067
          ACCOUNT OF:  OVERSEAS FILMGROUP, INC.,  ACCOUNT #  002-203081
                           PLEASE REFERENCE FILM TITLE


Disposition of Gross Receipts:

VIDEOGRAMMES: With respect to each Video Device sold, Distributor shall pay Licensor a sum equal to 25% (Twenty-Five Percent) of the Distributor's gross wholesale price of such Video Device sold by Distributor and 25% (Twenty-Five Percent) of Distributor's gross receipts from any other form of Video Device distribution.

PAY & FREE TELEVISION: 75% (Seventy-Five Percent) to Licensor and 25% (Twenty-Five Percent) to Distributor. Distribution expenses as per Article 6A to be deducted from Licensor's share.

RECOUPMENT OF THE ADVANCED MINIMUM GUARANTEE: Distributor is authorized to recoup the advanced minimum guarantee from Licensor's share of gross receipts in the amount of the equivalent local currency at the date when the advanced minimum guarantee is paid.



AGREED AND ACCEPTED:                    AGREED AND ACCEPTED:

/s/ ROBERT LITTLE                       /s/ ALESSANDRO FRACASSI
------------------------------          ----------------------------------------
("Owner/Licensor")                      ("Distributor/Licensee")

Delivery: THIS PICTURE IS AVAILABLE FOR IMMEDIATE DELIVERY.




Key Cities:
Minimum Initial Release: N/A cities, including at least ____ Key Cities, not later than ____ months after ____.
Minimum Initial Print Order: N/A
Minimum Advertising Expenditures: N/A within ____ months after ____.
Maximum Deductions for Advertising Expenditures: N/A



Initial order of materials: Distributor hereby orders at least 1 - 35mm Print and separate soundtrack and/or one (1) 1" SUB MASTER video tape.

Additional Licensor approvals: Licensor shall have the additional approval and/or consultation rights described in the attached Schedule of Additional Licensor Approvals (which, if attached, is incorporated herein by reference.).




Applicable law: CALIFORNIA


Additional Terms and Conditions:

(a)  Reporting shall be quarterly.

(b) Distributor grants to Licensor the right to purchase at current market rate, copies of the subtitled and/or dubbed versions, posters, etc., created by Distributor; at Licensor's sole cost and expense.

(c) Distributor shall supply Licensor with two (2) Free VHS copies of the Release Videocassette in the Original Packaging as created by Distributor plus two (2) copies of the Video Slick.

(d) Distributor shall only license to stations the telecast of which is transmitted from within the licensed territory and the signal of which is received primarily inside the licensed territory.

(e) Distributor shall advise Licensor immediately in writing of the Release Date in each Media Licensed.

(f) Notwithstanding "Article (b) Paragraph 12" of the standard terms and conditions hereunder, Licensee is authorized to deduct the withholding tax of 8% (Eight Percent) between the USA and Italy. All other standard terms and conditions remain in force.



AGREED AND ACCEPTED:                    AGREED AND ACCEPTED:

/s/ ROBERT LITTLE                       /s/ ALESSANDRO FRACASSI
------------------------------          ----------------------------------------
("Owner/Licensor")                      ("Distributor/Licensee")

                                        1
                          LICENSE AGREEMENT/SCHEDULE A


THIS AGREEMENT is entered into as of June 30th, 1988 by and between OVERSEAS FILMGROUP INC., 8800 Sunset Bl., Suite 302, L.A., CA 90069 ("Owner/Licensor") and RACING PICTURES, Via Dei Tre Orologi 10, 00197 Roma, Italy. As used in this Agreement, the following terms shall have the meanings indicated:______________

                                   DEAL TERMS


Picture: ON THE LINE  starring David Carradine, directed by Jose Luis Borau

Territory: ITALY Only.

TERM: Ten (10) years commencing on June 30, 1988.   The term shall be subject to
events of force majeure.

The rights licensed herein:   Theatrical, Non-Theatrical, Videogrammes, Pay and
                              Free Television only.

Language version:   Italian version only.

Distribution Terms:

     (a)  Minimum Guarantee USD 20,000.00 payable as follows:

          USD  4,000.00       upon signature of this agreement, but
                              in any event no later than July 30, 1988.
          USD 8,000.00        upon delivery of dubbing materials, but
                              in any event no later than Oct. 30, 1988.
          USD  8,000.00       upon access to Internegative, to
                              manufacture Italian prints, but in any
                              event, no later than Dec. 30, 1988.


Disposition of Gross Receipts:

THEATRICAL AND NON-THEATRICAL: Distributor is authorized to recoup distribution expenses as per Article 6A. Thereafter, all gross receipts shall be divided 50% to Licensor and 50% to Distributor.

VIDEOGRAMMES: With respect to each Video Device sold, Distributor shall pay Licensor a sum equal to 20% of the gross wholesale price of such Video Device and 20% of Distributor's gross receipts from any other form of Video Device distribution.

PAY TELEVISION: 50% to Licensor and 50% to Distributor. Distribution expenses as per Article 6A to be deducted from Licensor's share.

FREE TELEVISION: 50% to Licensor and 50% to Distributor. Distribution expenses as per Article 6A to be deducted from Licensor's share.

RECOUPMENT OF THE ADVANCED MINIMUM GUARANTEE: Distributor is authorized to recoup the advanced minimum guarantee from Licensor's share of gross receipts in the amount of the equivalent local currency at the date when the advanced minimum guarantee is paid.


                                                                        INITIALS
                                                                        /s/ RL
                                                                        --------
                                                                        /s/ AF
                                                                        --------

Holdbacks on exercise of rights retained by Licensor: Those checked below for the duration indicated thereafter:

[ ]  Free Television Distribution Rights.              Duration: N/A
                                                                 --------------
[ ]  Pay Television Distribution Rights.               Duration: N/A
                                                                 --------------
[ ]  Video Cassette and Disc Distribution Rights.      Duration: N/A
                                                                 --------------
[ ]  Other:                                            Duration: N/A
            --------------------------------------               --------------

Holdbacks on exercise rights licensed herein: Those checked below, for the duration indicate thereafter:

[ ]  Free Television Distribution Rights.              Duration: N/A
                                                                 --------------
[ ]  Pay Television Distribution Rights.               Duration: N/A
                                                                 --------------
[ ]  Video Cassette and Disc Distribution Rights.      Duration: N/A
                                                                 --------------
[ ]  Other:                                            Duration: N/A
            --------------------------------------               --------------

Distributor's Release Obligations: TO BE MUTUALLY AGREED UPON ONE MONTH PRIOR TO RELEASE.

Key Cities:

Minimum Initial Release: ____________ cities, including at least ______________ Key Cities, not later than ____ months after __________________________________

Minimum Initial Print Order: __________________________________________________

Minimum Advertising Expenditures: ______________ within ____________ months after _________________________________________________________________________

Maximum Deductions For Advertising Expenditures: ______________________________

Initial order of materials: Distributor hereby orders at least the materials described in the attached Schedule of Initial Order of Materials (which, if attached, is incorporated herein by reference).

Additional Licensor approvals: Licensor shall have the additional approval and/or consultation rights described in the attached Schedule of Additional licensor Approvals (which, if attached, is incorporated herein by reference).

Applicable law: CALIFORNIA

Additional Terms and Conditions:



            Licensor shall remain sole owner of Italian Soundtracks.



                                                                        INITIALS
                                                                        /s/ RL
                                                                        --------
                                                                        /s/ AF
                                                                        --------

In consideration of the mutual covenants herein contained, the parties hereby agree as follows:

                                   I. LICENSE

     1. LICENSE. Licensor hereby grants to Distributor, subject to payments provided for in paragraph 4 below and to the due performance by Distributor of its other obligations hereunder, and Distributor hereby accepts, a limited license under the copyright of the Picture in and throughout the Territory, and nowhere else, and only for the Term stated herein to (a) exercise the rights licensed herein to the Picture on film in 30 mm (if available); 35 mm and 10 mm gauge only, and (b) advertise and publicize the exploitation of the rights licensed herein, all as provided in the Deal Terms and elsewhere herein provided, however, that Distributor shall not itself, nor shall it permit others to advertise, publicize, or exercise these rights licensed herein which are subject to a holdback for the duration of such holdback, all as indicated in the Deal Terms.
        All rights of whatsoever kind and nature now or hereafter known which are not specifically granted to Distributor herein are hereby expressly reserved to Licensor for its unrestricted use and disposition, except that Licensor shall not, and shall not authorize others to exploit in the Territory during the Term the rights retained by Licensor which are subject to a holdback for the duration indicated in the Deal Terms (although nothing herein shall prevent Licensor from advertising, publicizing, and/or licensing or otherwise disposing of such rights at anytime, subject only to such holdback on the exploration thereof).
        Licensor hereby warrants and represents that it has the right to enter into this Agreement and to grant to Distributor all of the rights and licenses herein granted. Licensor makes no representations or warranties, express or implied, except as specifically set forth in the preceding sentence.
Distributor hereby warrants and represents that it has the right to enter into this Agreement.

     2. TERRITORY. The Territory shall mean the country or countries listed under the Deal Terms as its or their political boundaries exist on the date of this Agreement, exclusive of non-contiguous colonies, possessions and similar non-contiguous areas.

     3. TERM.
        (a) Distributor shall not permit the distribution or exhibition of the Picture or the exercise of any other rights licensed herein beyond the expiration date of the Term as specified in the Deal Terms.
        (b) Notwithstanding anything to the contrary contained in this Agreement, Licensor shall have the right to terminate this Agreement if Licensor (in its sole discretion), believes that the distribution or continued distribution of the Picture hereunder might involve the creation or aggravation of civil or criminal liability. Such termination shall be effective thirty (30) days after Licensor gives notice thereof and Distributor shall cancel any bookings contemplating exhibition of the Picture after the effective termination date. Distributor shall include in each agreement for the exhibition of the Picture a commensurate right of withdrawal and termination.

             II. MINIMUM GUARANTEE AND DISPOSITION OF GROSS RECEIPTS

     4. MINIMUM GUARANTEE. Distributor shall pay to Licensor the Minimum Guarantee specified in the Deal Terms by paying to Licensor the percentages thereof as and when specified above. Payment of that portion of the Minimum Guarantee not paid concurrently with the execution of this Agreement, if any, shall be secured by the security arrangements specified in the Deal Terms.
If a letter of credit specified as the security, then in addition to such other conditions for it specified in the Deal Terms, it shall be an irrevocable letter of credit in the form attached hereto, if any (which form, if it is attached is incorporated herein by reference), and if no form is attached, said letter of credit shall be in form and substance satisfactory to Licensor and issued by a bank approved by a Licensor.

     5. GROSS RECEIPTS. The terms "gross receipts" as used in this Agreement shall mean:
        (a) All gross monies and income of every kind (including, (without limitation) any awards, subsidies or other governmental allowances) derived or realized by Distributor and its Subsidiaries (as hereinafter defined) from the lease, license, rental, dealing in and distribution of the Picture (including trailers thereof, bill posters, lithographs and any other advertising accessories) and the exercise of any rights granted to Distributor under this Agreement and
        (b) All monies, less only the reasonable direct out-of-pocket costs actually paid by Distributor in obtaining same, derived or realized by Distributor or its Subsidiaries by reason of the infringement or interference in the Territory by third persons of or with the Picture of any parts thereof or any rights granted to Distributor.

     6. DISPOSITION OF GROSS RECEIPTS. Distributor may deduct and retain from the gross receipts only the items permitted under Disposition of Gross Receipts specified in the Deal Terms, and only in the sequence therein specified. For such purpose, the terms used in the Deal Terms shall have the following meanings:
        (a) DISTRIBUTION EXPENSES. The direct out-of pocket costs (exclusive of any overhead costs whatsoever and any discounts, rebates and other similar allowances, however denominated), actually paid by Distributor for the following items:
            (i)  Positive prints of the Picture and the trailers thereof.
            (ii) Subject to the provisions of Paragraph 9, advertising and publicity in connection with the distribution of the Picture, which shall not exceed a sum to be agreed upon between Licensor and Distributor without the prior written approval of Licensor.
            (iii) Subtitling, dubbing, editing, and censorship fees and costs of editing to meet censorship requirements to the extent such costs have been approved by Licensor in advance, and to the extent made in conformity with paragraphs 17 and 18 below.
            (iv) Insurance premiums on prints, costs of packaging, pre-print materials or other physical properties of the Picture.
            (v) All taxes, however denominated, imposed or levied by any jurisdiction in the Territory against Distributor, Licensor or the prints, pre-print material or other physical properties of the Picture or based upon the gross monies derived by Distributor or Licensor from the distribution and exploitation of the Picture in the Territory, as more specifically described in paragraph 12 (b) hereof; provided, however, that nothing herein contained shall be deemed to permit Distributor to recoup hereunder any part of its net income, corporate franchise, excess profits or any other similar tax or levy, however denominated imposed on Distributor as a corporate entity as distinguished from taxes imposed by reason of the distribution and exploitation of the Picture.
            (vi) All of the expenses described in this sub-paragraph (a) above are recoupable only when and to the extent actually paid to third parties in terms length transactions, and in no event shall include salaries of Distributor's employees, or fees to any Distributor-Related Entity or any other cost to Distributor or any such Distributor-Related Entity not directly attributable solely to the distribution of the Picture. All such recoupable expenses must be fully approved and consistent with good business practices for distribution of motion pictures in the Territory.
            (vii) All other expenses of any kind or nature and any unapproved excess in the foregoing expenses shall be BORNE solely by Distributor and shall be non recoupable.
        (b) DISTRIBUTION FEE. Distributors distribution fee is the percentage of gross receipts specified in the Deal Terms. It is understood and agreed that Distributor's Subsidiaries or licensees shall not be entitled to charge Distributor or Licensor a distribution fee in connection with licenses of the Picture and their rights licensed herein by Distributor's Subsidiaries or licensees.

                      III DISTRIBUTOR'S RELEASE OBLIGATIONS

7.   DISTRIBUTION POLICIES:
     (a) It is the essence of this Agreement that Licensor shall be consulted on an on-going basis with respect to all significant aspects of the distribution of the Picture in the Territory, including without limitation, the advertising budget release dates, release pattern, theaters in Key Cities, marketing strategy and any and all modifications and amendments to the foregoing.
        (b) Distributors shall further:
            (i) place the Picture in general theatrical release in not less than that number of cities and Key Cities specified under "Minimum Initial Release" in the Deal Terms, within the period therein provided.
            (ii) Place the Minimum initial Paint Order specified in the Deal Terms and shall use its best efforts to distribute the Picture throughout the Territory
            (iii) Maintain the Picture in continuous distribution throughout the Territory for a period consistent with reasonable business judgement and endeavor to contain the largest possible gross receipts from the distribution and exploitation of the rights licensed herein.
            (iv) accord the picture the fairest possible treatment and not discriminate against the Picture in any fashion or use the Picture to secure more advantageous terms for any other motion picture, product, or service.
     8. EXHIBITION AGREEMENTS:
        (a) The exhibition agreements for the Picture in the Territory shall be made separate and independent from the exhibition agreements for any other motion picture product or service. Distributor shall check and audit exhibition engagements for the Picture consistent with the practice of first class distributors in the Territory The results of such checking and auditing shall be made freely available to Licensor and its representatives.
        (b) The Picture shall in no event during the first run be exhibited anywhere in the Territory on a flat license or 4- wall basis, or as out of a double feature or other multiple feature engagement, unless all relevant terms of each proposed agreement for such exhibition [including (without limitations) the proposed allocation to the Picture of box office receipts, permitted advertising costs, license fee, and film rentals] shall have been approved by Licensor in writing in each instance. If the Picture is exhibited in any theater together with any so-called "short subjects", not more than one percent (1%) of the total exhibition receipts or Five Hundred Dollars ($500), whichever is less, shall be allocated in the aggregated to such "short subjects" for that exhibition run in that theater: provided, however, that any laws requiring a different allocation shall be complied with and distributor shall inform Licensor of such laws at the time this Agreement is entered into.
        (c) As used herein a "control theater" shall mean a theater in which distributor or any officer director or shareholder (owning 10% or more of the outstanding stock or other equity) of Distributor shall have any interest, directly or indirectly, in the operation thereof. Distributor shall not license the Picture or rights connected therewith to a controlled theater except upon terms and conditions which are consistent with those entered into by such controlled theater for the exhibition of comparable motion pictures furnished by non-related distributors.

     9. ADVERTISING.
        (a) GENERAL. Distributor shall advertise and publicize the Picture in the Territory during the Term pursuant to the provisions of this Paragraph, and in a manner designed to maximize the gross receipts payable to Licensor, in this regard, Distributor agrees that within the period of time specified above for such expenditures, it shall expend not less than the Minimum Advertising Expenditures, if any, indicated in the Deal Terms for direct out-of-pocket costs of preparing and placing advertisements of the Picture, exclusive of any value added tax or similar taxes: any rebates, refunds, discounts or other amounts paid back or credited back to Distributor in connection with such expenditures shall be applied so as to reduce the amount of advertising expenditures which Distributor will be considered to have expended. Any expenditures in excess of the Maximum Deductions for Advertising Expenditures. If any, indicated in the Deal Terms shall not be deducted under paragraph 6(a) without Licensor's prior written approval. Any allocations of advertising expenditures between the Picture and other motion pictures shall be made on a fair and reasonable basis, with due regard to all relevant factors, including without limitation the proportion of the advertising space that is devoted to the Picture, the relative cost of such space, and the relative position, prominence and emphasis given to the picture.
        (b) ADVERTISING MATERIALS. Licensor shall supply Distributors such advertising and publicity materials relating to the Picture as Distributors may request to the extent that Licensor has such material readily available. Distributors shall pay for such material and for all shipping or other expenses in the currency specified by Licensor on or before delivery. Distributors shall have the right, at its sole expense to make or cause to be made advertising materials with respect to the Picture, provided that such advertising material shall adhere in all respects to the billing and credits specified in Paragraph
14. Notwithstanding the foregoing, it is specifically understood that Distributor's right to advertise the picture does not include any publication or merchandising rights whatsoever.

                           IV. ACCOUNTING AND PAYMENT

     10. KEEPING OF RECORDS.
         (a) Distributors agrees to maintain the accurate and complete books and records in the currency or currencies of the Territory of at Distributor's transactions in connection with the picture and the exercise of the rights licensed herein. All accountings by Distributors shall be on all rentals invoiced, all cash collections and all reimbursable expenses advanced, both with regard to gross receipts and permitted deductions therefrom, except that if any exhibitor effects any offset against amounts due to Distributors for the Picture or if Distributors permits any refund, rebate or other reduction of film rentals (either directly or by permitting the cancellation of any exhibition agreement or otherwise) without first securing Licensor's specific consent thereto, the amount of such offset, refund, rebate or other reduction shall be shown as such on statements to Licensor for the applicable period, and shall nonetheless be included in gross receipt Distributors shall do all things necessary to maximize collections from exhibitors and to do as quickly as is reasonably possible.
         (b) For all purposes of this Agreement including (but not limited for accounting for gross receipts deductions of distribution expenses, deduction of distribution fees, payment and recoupment of the Minimum Guarantee. Submitting statements keeping books and records and making any payments to Licensor hereunder the Picture shall be treated as separate as separate and distinct from all other motion pictures and all other products or services distributed by Distributor.
         (c) As in any other motion picture in which licensor has heretofore granted or shall hereafter grant, any distribution rights to Distributors, Distributor shall not be entitled to effect setorts or surpluses in the receipts deriving from any such motion picture in connection with any claim which Distributors may have, or believe it has against Licensor in respect of the Picture. Similarly, any claim which Distributors may have, or believe it has, against Licensor in respect of any motion picture other than the Picture may not be settled under the terms of this Agreement or claimed by Distributor as grounds for exercising a right of retention with respect to any monies, or other material relating to the Picture.

     11. STATEMENTS; AUDIT RIGHTS.
         (a) Distributors agrees to furnish to Licensor monthly for a period of twenty-four (24) months from and after the initial release of the Picture anywhere in the Territory, and thereafter quarterly, a detailed report regarding the distribution of the Picture in the Territory. Each report hall be in English language and shall contain such information, reported in any local currency or currencies of the Territory, as is customary in the industry, including (without limitation) detailed cumulative and current periodic statements of the gross receipts, the permitted deductions therefrom, at other expenses (regardless of whether deductible) incurred in connection with the distribution of the Picture and any other information requested by Licensor. Each such repair shall be furnished to Licensor within thirty (30) days after the close of the period for which such report is made. Subject to the provisions of paragraph 13. Distributors shall concurrently with the delivery of each report pay to Licensor any sums to which it may be entitled. All sums paid to Licensor pursue to this Agreement shall be sent to the address specified above or to such other payee and/or address as Licensor may from time to tome designate in writing.
         (b) During the Term of this Agreement and thereafter for not less than three (3) years (but in any event for so long as any dispute may be outstanding with respect to any item, thing or transaction related to the Picture or to Distributor's exercise of its rights hereunder), Licensor shall have the absolute right through its representatives and accountants and at its own cost, at all times during regular business hours to fully examine, except from and copy all books, records, papers, correspondence contracts, vouchers, receipts and all other data relating in any way, directly or indirectly , to the distribution of the Picture and Distributor's exercise of its rights hereunder. During the foregoing period, Distributor shall keep such data reasonable available to Licensor in the event any audit reveals a sum owing to Licensor in the event any audit reveals a sum awing to Licensor of five percent (5%) or more of the sum shown to be payable to Licensor on the statement furnished by Distributor for the month or quarter involved, then Distributor shall on demand, also pay the fees and disbursement of Licensor's representatives and accountants for the audit or examination in which the underpayment was discovered.

     12. PAYMENT, REMITTANCES, AND CURRENCY EXCHANGE.
         (a) As used herein, the words "payment" ,"pay" , "payable", "paid" or words of similar meaning when applied to obligation o Distributor to Licensor mean the actual, receipt by Licensor by the case payment was to have been made in the amount and currency specified herein or by Licensor of either (i) cash,
(ii) a bank transfer of funds to Licensor's account unencumbered and immediately withdrawable. (iii) the unconditional clearance of a check or bank draft drawn on a United States bank. Or (iv) the DR down by Licensor of a previously approved and existing letter of credit from a United States bank pursuant to the terms thereof. Payment in any other manner shall not be deemed "paid" t Licensor until the proper amount and currency are actually received and available for expenditure by Licensor and Distributors taxes the risk that any transfer of funds (whether due to the method of transfer failure to obtain necessary permits or otherwise) will not be so received by Licensor within the time periods herein required for particular payments.
         (b) Distributors shall timely obtain all governmental permits necessary to make all payments to Licensor as and when required under this Agreement including the Minimum Guarantee. Distributor shall also pay without limitation any tax, levy or charge, however denominated, imposed or levied by any jurisdiction in the Territory against Distributor, Licensor, or the Picture (excluding only taxes based on Licensor's net income), including (without limitation quotas value added taxes, so called "remittance" and similar taxes, licenses, contingents, turnover taxes, import permits and duties, and national, state, county, city or other taxes, however denominated, relating to or imposed upon the Minimum Guarantee or any part thereof, any other amounts payable to Licensor, film rentals, negatives, prints or other material, or the right or privilege to use the same in connection with the Picture. It is the intent hereof that the Minimum Guarantee and any other amounts payable to Licensor shall be net amounts, free and clear of any tax, levy or charge of whatsoever kind or nature however denominated, and if Distributor claims it is required to deduct any taxes or other sums from any such amounts, Distributor shall present the original government receipt showing the amount paid and deducted. Any tax levy or other tax paid by Distributor pursuant to this Paragraph shall be deemed paid on Licensor's behalf and Licensor shall have the right to treat such payments for all purposes as payments made solely by Licensor. Distributor may, after presentation to Licensor of the original government receipt indicating that any of the foregoing taxes have been duly paid recoup the same as a distribution expense from subsequent sums payable to Licensor hereunder.
         (c) Unless specified otherwise in any Schedule of Additional Currency Remittance provisions attached hereto which Schedule, if attached, is incorporated herein by reference the following currency conversion provisions shall apply.
             (i) Any and all amounts paid or payable hereunder shall be paid in the currency specified herein regarding of the currency of the Territory and Distributors shall make whatever conversion necessary to make such payment.
             (ii) As to amounts payable to Licensor not expressed in a particular currency Distributor shall convert such amounts from the currency a which they were originally earned directly into United States dollars (or such other currency as Licensor may from time to time designate in writing at the rate of exchange prevailing at Chase Manhattan Bank in New York City at the close of the accounting period for which Distributor was obligated to accounting to Licensor hereunder for such earnings.
             (iii) The Minimum Guarantee shall be recouped as, I and when the United States dollars otherwise remittable to Licensor equal the amount of the Minimum Guarantee.
All costs of currency conversion including (without limitation remittance and withholding taxes, banking charges permit fees and transmittal costs shall be the sole responsibility of Distributor and shall not reduce the amounts due Licensor hereunder.
         (d) Any sums payable to Licensor under this Agreement which are not paid when due shall bear interest from the due date until the date of payment at a rate per annum two percent (2%) higher than the prime rate charged from time to time by Chase Manhattan Bank in New York. The foregoing interest payments shall be in addition to any other rights Licensor may have hereunder or at law.

     13. BLOCKED FUNDS, in the event that Distributors shall be prohibited or restricted from making payment of any monies at the time when same are due and payable to Licensor hereunder by reason of the laws of currency regulations within the Territory. Distributors shall promptly so advise Licensor in writing Distributors shall , upon Licensor's request deposit any such blocked funds to the credit of Licensor in a bank or banks or other depository in the Territory designated in writing by Licensor or pay them promptly to such persons or activities as Licensor may designate in writing.

                                   V. CREDITS

     14. Licensor shall have the right to pre-approve all advertising and publicity Distributor uses with respect to the Picture Distributor shall strictly adhere to the credit schedule supplied by Licensor in the main and/or and titles of the Picture and in all advertising and publicity with respect thereto. If Licensor does not provide such a credit schedule, then Distributor must demand same from Licensor in writing before preparing any advertising or publicity for the Picture. The require credits are herein after elected loss credits.
         Provided Distributor complies with and ADVISES by the credits Licensor shall indemnify and hold Distributor harmless from any claim, loss, damage or expense including reasonable legal fees and expenses arising as result of the giving of such credits on the screen or in advertising issued by or under Distributor's control. Distributor shall indemnify and hold Licensor harmless from any claim loss from any claim loss damage or expense (including reasonable legal fees and expenses) arising out of any errors or omissions in the giving of credits on the screen or in advertising issued by or under Distributor's control, or any failure by Distributor to adhere to and observe the credits it Distributor's may aware of any violation of its credits obligation. It shall correct all such violations in the future outgoing such shall not be deemed a cure of any previous breach, nor an election of remedies by Licensor.
     Distributor shall have the right but not the obligation to include in the main and end titles of the Picture and in all advertising and publicity material for the Picture, in a manner which is not inconsistent with other credits for the Picture the words "Distributed by (name of Distributor)", or a similar indication of Distributor's function.
     Distributor shall not make or permit to be made in any advertising, publicity or otherwise, any statements which directly or indirectly, expressly or by implication, constitute or may be understood to be an endorsement of any product, article, or service by Licensor or anyone else associated with the Picture. Any advertising or publicity referring to such person shall be limited to indicated that such person appears in or rendered services in connection with the Picture.

                          DELIVERY RETURN OF MATERIALS

     15. DELIVERY. Delivery of the Picture to Distributor shall be accomplished in the manner hereinafter set forth:
         (a) Within thirty (30) days after Licensor gives notice to Distributor that Licensor is prepared to deliver the Picture. Distributor shall send to Licensor a written order for whatever number of prints or quantity of pre-print materials, advertising materials, accessories, and trailers relating to the Picture (which together with the Initial Order of Materials described above, are referred to as "Initial Materials") Distributor may require subject to the written approval of Licensor. Licensor will send to Distributor a pro forma invoice setting forth the cost. F.O.B. place of shipment of the Initial Material and Distributor shall pay such cost to Licensor in the currency invoiced. Promptly after receipt of such payment, Licensor shall deliver the Initial Materials to Distributor in the manner provided in paragraph (b) hereof.
         (b) Delivery of the Picture for all purposes hereunder shall consists of sending Distributor either (1) written notice that one or more release print are available to it or (2) a laboratory access letter in substantially the form attached hereto and incorporated herein by reference (the "Laboratory Access Letter') signed by a laboratory having possession or release prints or pre-print material. It shall be in Licensor sole discretion to elect either (1) or (2) above.
         (c) If any interpositives, interrogatives, soundtracks or any other materials (including dubbed or subtitled materials) required for the manufacture of prints (collectively the "Printing Materials") constitute or are induced among the materials shipped to Distributor or manufactured by or on behalf of Distributor , then prior to shipment of any Printing Materials to the laboratory, Distributor shall supply Licensor with a written agreement from the laboratory in substantially the form of the Laboratory Access Letter.
         (d) Licensor shall designate the laboratory in its sole discretion and may change the laboratory at any time, so long as is furnishes Distributor with a signed Laboratory Access Letter from any new laboratories.
         (e) With respect to all prints of the Picture . The Initial Materials. The Printing Materials, advertising accessories and all other material relating to the Picture which shall be procure by distributor which shall be delivered to Distributor or to the laboratory pursuant to this agreement, Distributor shall have all cost and expenses in connection with the shipping, transportation and delivery of such material to Distributor or to the laboratory and the entry into their Territory, including (without limitation) customs duties, packing, forwarding and shipping charges, the cost of fees cans and containers brokerage fees, consular fees, censorship fees and forwarding insurance.

     16. RETURN OF MATERIALS. Upon expiration of the Term or earlier termination of this Agreement Distributor shall at Distributor's sole cost and expense return to Licensor at such location as Licensor shall designate (or Licensor fails to designate any location to the address specified above)
         (a) All prints and preprint material in their original feels, cans or containers, in as good condition as when delivered, subject to reasonable wear and tear.
         (b) All dubbed soundtracks, sub-titled or sub-titling material, and all optical and/or magnetic soundtracks, and/or positive prints of the Picture containing optical and/or magnetic soundtracks, which were manufactured by, for or at the instance of Distributor, whether or not any or said tracks, materials or positive prints are actually used by Distributor in connection with the exercise of the rights licensed hereunder: and
         (c) All other material which was delivered or prepared hereunder. Notwithstanding the foregoing. Licensor (in its sole discretion may require that all or any portion of the aforementioned materials or parts thereof be destroyed at Distributor's sole cost and under the supervision of a person designated by Licensor, and in such event the Distributor shall deliver to Licensor a duly authenticated certificate of destruction thereof. In the event of any loss, theft or destruction of any print of the Picture or any trailer thereof during the term, Distributor shall furnish Licensor with certification of such loss, theft or destruction within thirty (30) days after any such event.

                              VII. CUTTING ALTERING

     17. CUTTING AND ALTERING. The Picture and any trailers supplied by Licensor shall be exhibited in their original continuity, without change, alteration, interpolation, cut or elimination. Notwithstanding the foregoing sentence, and subject to third party consultation, editing, or approval rights of which Licensor has informed Distributor, Distributor may edit the Picture for the following purposes only:
         (a) To add a foreign language title, which title shall be subject to the approval of Licensor
         (b) Dubbing or subtitling as provided for in Paragraphs 17 and 18 hereof:
         (c) Changes required to secure approval by duly autherized censorship authorities, if, as, and to the extent permitted pursuant to this Agreement; and
         (d) Changes required to secure approval by duly authorized censorship authorities, if as, and to the extent permitted pursuant to this Agreement: and the original tenor and purpose of the Picture, and provided further that Distributor shall consult with Licensor about any significant editing of or changes to the television version of the Picture. In no event may any credit, trademark, trade name, symbol or copyright notice be eliminated or altered. All cuts and other alterations shall be made and restore at Distributor's sole cost and expense.

     18. FOREIGN LANGUAGE VERSIONS.
         (a) Distributor may make foreign language versions of the Picture, dubbed or subtitled, all at Distributor's sole cost and expense (subject to recoupment of same as a distribution expense. Distributor shall consult with Licensor and abide by Licensor's instructions in connection with the cost and preparation of dubbed and/or subtitled versions of the Picture, in any event, Distributor shall strictly conform to all relevant restrictions applicable to artists and other third parties of which Licensor shall advise Distributor. Distributor shall indemnify and hold Licensor harmless from any claims, loss, damage, or expense including reasonable legal fees and expenses) arising out of or in connection with the dubbing or subtitling of the Picture.
         (b) At all times, Licensor shall have access, without cost to:
             (i) any subtitled subtitling material including main and end title credits and any dubbed or dubbing material, of whatever character, which Distributor may cause to be made or created with respect of the Picture or any trailer thereof:
             (ii) any edited versions of the Picture or any trailer thereof which Distributor may cause to be made or created: and
             (iii) any trailers of the Picture which Distributor may cause to be created.
Distributor agrees to maintain printing or recording masters of all such versions or materials during and after the Term of this Agreement at Distributor's cost. Licensor may at its own cost and expense make for its own use from any of the foregoing material such dupe negatives, fine grain prints, magnetic soundtracks and other material of any character as Licensor may deem appropriate Licensor shall also have the right to order from Distributor at the cost charged by the laboratory for reproducing same release prints and trailers of the Picture in such dubbed and/or subtitled and/or edited versions as Distributor may have made or caused to be made. Licensor shall also have the right to order from Distributor all trailers of the Picture which have been substantially created by Distributor at a fee to be negotiated in good faith. Distributor shall execute and deliver to Licensor at the time any of the foregoing material is created, access letters to the applicable film and sound laboratories in substantially the for of the Laboratory Access Letter.
         (c) During the Term and thereafter if Licensor so requests, Distributor shall cause the applicable sound laboratory(ies) to store the original dubbed magnetic soundtracks of the Picture and any trailers thereof which storage shall be at Distributor's sole cost and expense

                          VIII. OWNERSHIP INFRINGEMENT

     19. LEGAL TITLE. Legal title to all prints, pre-print material and other material provided to Distributor hereunder shall at all times remain in Licensor or in the party or parties from whom Licensor obtains the rights herein licensed to Distributor. and legal title in and to any material, including, without limitation, dubbed or subtitled prints and/or pre-print material created by, for or at the instance of Distributor, and all rights (including copyrights) therein shall vest in Licensor upon the creation thereof, subject only to possession and control thereof by Distributor during the Term solely for the purpose of exercise of the rights licensed herein. The goodwill pertaining to the Picture, the characters and the names of the characters and the name of Licensor shall execute, acknowledge and deliver to Licensor any instruments of transfer, conveyance or assignment in or to any such material deemed by Licensor alone or in a combination of other words, and the tradename or trademark or other identification of Licensor shall belong exclusively to Licensor. Distributor shall execute, acknowledge and deliver to Licensor any instruments of transfer, conveyance or assignment in or to any such material deemed by Licensor necessary of desirable to evidence or effectuate Licensor's ownership thereof and in the event that Distributor fails or refuses to execute, acknowledge or deliver any such instrument or documents upon ten (10) days written notice, then Licensor shall be, and Distributor hereby irrevocably nominates, constitutes and appoints Licensor as its true and lawful attorney in fact to execute and deliver all such instruments and documents in Distributor's name or other wise, if being acknowledged that such power is a power coupled with an interest. If requested by Licensor in writing, Distributor will notify Licensor in writing within thirty (30) days following the close of each month during the Term of this Agreement of the location of all prints delivered or utilized hereunder. Except as other wise expressly provided herein. Distributor will not make copies or prints or pre-print material or permit others to do so, nor shall Distributor permit any prints or pre-print material to be removed from Territory.

     20. COPYRIGHT; INFRINGEMENT.
         (a) Distributor shall take all steps and pay any and all fees necessary to protect the Picture and prints delivered or manufactured hereunder by copyright in the Territory, such copyright to be taken in the name of Licensor or as Licensor shall designate, and to renew or extend such copyright.
         (b) Distributor shall promptly take all reasonable legal steps necessary (subject to Licensor's prior approval with regard to the institution of any legal proceeding) to protect the interests of both parties and to obtain redress and to restrain anyone from unauthorized exhibition of the Picture or duplication of any print or the doing of any act which infringes upon the Picture, the prints, any Printing Materials or any advertising materials or the copyrights or trademarks therein. Licensor shall be free to participate in such action using counsel of its choice, at Licensor's expense provided that Licensor's expenses thereof shall be repaid to Licensor out of any recovery in such action, pari passu with Distributor's expenses therein. If Distributor shall not be obligated to, or shall fail or refuse to take any of the foregoing actions, then, in addition to any other rights Licensor shall have hereunder or at law, Licensor may (but shall not be obligated to) do so, in Licensor's and/or Distributor's name. Any recovery from such action undertaken by Licensor shall be paid to Licensor. Any net loss from such action shall be treated as a distribution expense of the Picture under this Agreement.
         (c) Distributor agrees that Licensor shall not be responsible for any unauthorized prints of the Picture or any trailers thereof which may appear in the Territory.
         (d) Distributor shall notify Licensor in writing of the occurrence of any event relation to the provisions of the Paragraph and all actions taken with regard thereto.
         (e) Distributor agrees to submit to Licensor in writing any change of title of the Picture that Distributor wants to use. Licensor shall promptly, either approve or disapprove any such change of title of the Picture by Distributor and if Licensor so disapproves, Distributor shall not use such change of title of the Picture by Distributor and if Licensor so disapproves. Distributor shall not use such change of title of the Picture. Distributor shall indemnify Licensor against any and all damage, costs and expenses, including attorney' fees, and shall relieve Licensor of all liability in connection with any claim or action respecting any change of title of the Picture by Distributor approved by Licensor.

     21. MUSIC PERFORMANCES FEES. Distributor shall pay all royalties or license fees to any performing rights society for the public performance in the Territory of music recorded in the Picture. The rights licensed hereunder are subject in all respects to all rights of composers, authors, music publishers, and performing rights societies with respect to the performance of the music synchronized with the Picture and Distributor shall not permit or authorize any exhibition of the Picture under such circumstances or in such places as may constitute an infringement of any performance rights in any music synchronized with the Picture.

     22. DEFINITIONS. As used herein the following terms shall have the following meanings:
         (a) THE "PICTURE": The "Picture" is individually and collectively the motion picture photoplay(s) listed in Schedule A attached hereto and incorporated herein by this reference, but only in the language or languages specified in Schedule A.
         (b) "VIDEO DEVICE": "Video Device" means a videocassette embodying the Picture which is sold or rented to the public for home us only by means of a playback device directly connected to or forming an integral part of a television receiver or device.
         (c) "MASTER"": "Master" means material of a first class technical quality from which duplicated Masters ("Sub-Masters"), suitable for use in the manufacture of Video Devices, can be made.



     23. Grant of Rights.
         (a) Subject to the limitations, terms and conditions set forth in this Agreement, Owner hereby grants to Licensee the exclusive right, license and privilege throughout the Territory during the Term to manufacture Video Devices and to sell, rent, advertise and otherwise market such Video Devices to retailer and the public for private home use only. Licensee shall not permit any Video Devices sold or rented by Licensee to be exported out of the Territory.
         (b) Licensee may dub and/or subtitle the Picture (but only in the language or languages set forth in Schedule A); provided that neither Licensee nor any of its licensees shall: (i) otherwise edit the Picture in any manner, including, without limitation, changing the title of the Picture, without Owner's prior written consent: (ii) alter or delete any credit, logo or copyright notice appearing on the Picture; or (iii) include any other motion picture or other material (including advertisements or commercial material) on the Video Device.
         (c) To the extent of Owner's rights therein, Licensee shall have the right to use and authorize others to use the name, physical likeness (whether by photograph or otherwise) and voice of any person who appears recognizably in the Picture, solely for the purpose of advertising, publicizing or exploiting Video Devices of the Picture; provided that:
             (i) Licensee shall, and shall cause its licensees to, strictly abide by all relevant restrictions imposed upon Owner with respect to the use of any person's name likeness and/or voice pursuant to this subparagraph 2(c); and
             (ii) The name, likeness and/or voice of any person shall not be used as a direct or indirect endorsement of any product, services or commodity.
         (d) Notwithstanding anything to the contrary contained herein, the rights granted to Licensee hereunder do not include the right to use or permit the use of any Video Devices for viewing in any place of public assembly where an admission fee or viewing fee is charged, for broadcast by television or cable, whether free or pay, for theatrical exhibition, or for broadcast or exhibition in hotels, military camps and installations, embassies, prisons, busses, oil rigs, aircraft, ships, educational institutions, hospitals or by other so-called "non-standard" or "non-theatrical" means, now known or hereafter devised.
         (e) All rights to the Picture which have not been granted to Licensee pursuant to Paragraph 2(a) above are hereby expressly reserved to Owner and Owner shall be entitled to exercise, exploit and/or dispose of any such reserved rights throughout the world (including without limitation in the Territory; at any time without prior notice or any obligation to Licensee whatsoever.

     24. OBLIGATIONS OF LICENSEE.

         (a) Licensee shall use its best efforts, skill and ability in the manufacture, distribution, marketing and other exploitation of Video Devices hereunder.
         (b) Licensee shall strictly comply with all contractual requirements for advertising credit to persons who rendered services or furnished materials in connection with the Picture of which Owner notifies Licensee.
         (c) Licensee shall include on the Picture (if not already thereon), the Video Devices and the packaging thereof: (i) the name and logo of Owner or Owner's designee in a size and location specified by Owner: and (ii) the following statement and copyright notice (the year of copyright for each Picture being set forth in Schedule A):
                        "LICENSED BY ___________________"
             "-C- _______________,  19________, All Rights Reserved"

Licensee may also include its name and logo on the Video Devices and the packaging thereof, but only in a size of type no larger than seventy-five percent (75%) of the size of type used to display Owner's name and logo, and only in a location approved by Owner in writing.

Licensee shall also include on the Picture (in the very beginning of the Picture), the Video Devices and the packaging thereof, the packaging thereof, the following legend in prominent type and in the language specified in Schedule A.

     "WARNING: FOR PRIVATE HOME USE ONLY ANY UNAUTHORIZED COPYING, HIRING, LENDING OR PUBLIC PERFORMANCE OF THIS PROGRAM IS PROHIBITED BY LAW, VIOLATORS WILL BE SUBJECT TO PROSECUTION."

         (d) Licensee shall be solely responsible for all manufacturing, distributing, marketing, advertising and all other cost incident to the exploitation of the rights granted hereunder.

     25. PAYMENTS.
         (a) Licensee shall timely obtain all governmental permits necessary to make all payments to Owner as and when required under this Agreement Notwithstanding anything to the contrary contained herein, there shall be no deductions whatsoever from the Advance or any other payments made to Owner hereunder on account of bank charges, withholding or remittance taxes (however denominated), conversion taxes or for any other reason, it being the intent hereof that the Advance and any other amounts payable to Owner hereunder shall be net amounts, free and clear of any tax, levy or charge whatsoever.
         (b) Licensee shall submit to Owner a statement setting forth in detail the computation of royalties earned during the preceding accounting period, including, without limitation, the number of Video Devices sold or rented during such period, the price of each Video Device sold or rented and the royalty per Video Device. Each statement shall be accompanied by payment of the royalties due and payable in accordance with this Agreement. Said statements shall be rendered on the first day of each month with respect to the monthly period ending thirty (30) days prior thereto, except that subsequent to the first two
(2) years of the Term, said statements shall be rendered within thirty (30) days following the last day of March, June, September and December of each year with respect to the immediately preceding calendar quarter. Timely payment by Licensee is the essence of this Agreement. Interest at a rate equal to the lesser of twenty percent (20%) per annum or the highest rate permissible under the laws of the State of California shall accrue on any amount due and not paid hereunder, calculated from and after the date upon which such amount was due until the date of payment.
         (c) Royalties shall be computed in the national currency of the Territory and shall be paid to Owner in United States Dollars at the rate of exchange prevailing at Chase Manhattan Bank in New York City on the last day of business of the applicable quarterly accounting period: provided, that if such royalties shall not be paid within the time period provided in subparagraph 6(b) above, such royalties shall be paid at the highest rate of exchange prevailing between the due date and the date of payment.
         (d) Licensee shall keep true and accurate books and records of sales and rentals of Video Devices hereunder. Owner shall have the right from time to time to audit and make extracts of the books and records of Licensee, its subsidiaries, affiliates and licensees, wherever the same may be located, insofar as said books or records pertain to the manufacture, sale or rental of Video Devices hereunder. Any such audit shall take place upon not less than seven (7) days advance written notice, during normal business hours of normal business days and at reasonable intervals. Any such audit shall take place upon not less than seven (7) days advance written notice, during normal business hours of normal business days and at reasonable intervals. And such audit shall be at Owner's expense unless a discrepancy in the amount of ten percent (10%) or more is discovered, in which event Licensee shall bear the cost of such audit. In the vent that the calculation of royalties hereunder is determined by a computer based system, than the "books of records" of Licensee shall include, without limitation, the machine sensible data (e.g. punch cards, magnetic tapes, discs, etc.) utilized by such system and the related documentation describing such system.

     26. MUSIC SYNCHRONIZATION AND PERFORMANCE FEES. The rights granted to Licensee under this Agreement are subject in all respects to the rights of composers, authors, music publishers and performing rights societies of all music embodied in the Picture and licensee shall pay any and all applicable royalties or license fees to any and all such persons and organizations arising out of the manufacture and/or exploitation of Video Devices in the Territory.


     27. EFFECT OF EXPIRATION OR TERMINATION. Upon the expiration or termination of the Term of this Agreement, for whatever reason, Licensee and its licensees shall immediately cease all manufacturing of Video Devices, and all material in Licensee's possession or control used in the manufacture of Video Devices (including, but not limited to, Masters and Sub-Masters) and all Video Devices in Licensees possession or control shall promptly, at the option of Owner and upon its written instructions, either:
         (i) be shipped by Licensee to Owner or Owner's designee, at Owner's cost; or
         (ii) be destroyed by Licensee under the supervision of Owner or Owner's designee, or Owner's written request, destroyed by Licensee without such supervision, provide Licensee provides Owner with an affidavit of such fact, sworn to by a principal officer of Licensee.

Licensee shall not manufacture or permit the manufacture of a greater number of Video Devices during the last six (6) months of the Term than were manufactured during the immediately preceding six (6) months of the Term.

     28. Protection of Video Devices. Licensee shall take all steps and pay any and all fees necessary to protect the copyright in the Picture and the Video Devices, and all material manufactured or delivered hereunder, in the Territory, and, if applicable, to renew or extend such copyright. Licensee shall promptly take all reasonable legal steps necessary (subject to Owner's prior approval with respect to the institution of any legal proceeding). To protect the interests of Owner and Licensee in the Picture and the Video Devices, and to obtain redress and restrain any third party from any authorized use of the Picture or Video Devices or from the duplication of any print or the doing of any act which infringes upon the Picture or any materials manufactured or delivered hereunder. Owner shall be free to participate in such action using counsel of its own choice, at Owner's expense provided that Owner's expenses thereof shall be repaid to Owner out of any recovery from such action, pari passu with the repayment to Licensee of its expenses. If Licensee shall fail or refuse to take any of the foregoing actions, then, in addition to any of the rights which Owner shall have hereunder or at law or in equity, Owner may (but shall not be obligated to) take such action n Owner's and/or Licensee's name in which event any recovery from such acting undertaken by Owner shall be the sole property of Owner, Licensee shall notify Owner in writing of the occurrence of any event relating to the provisions of this paragraph and all actions taken with regard thereto.

                             IX. BREACH: TERMINATION

     29. BREACH. Any of the following occurrences shall constitute a material breach of this Agreement by Distributor and at any time after the occurrence thereof (or of any other material breach hereof) Licensor shall have the right to terminate this Agreement, effective immediately upon sending notice to such effect to Distributor, without refunding or rebating any amounts whatsoever to Distributor (Licensor being entitled to retain such amounts by way of partial liquidated damages):
         (a) Any failure to pay any sum due Licensor as and when required hereunder, it being agreed that time is of the essence with regard to all payments:
         (b) Distributor's failure to order and pay for the Initial Material when and as called for in Paragraph 15 above.
         (c) The shipment or transportation of any print. Printing Materials or other materials relating to the Picture outside the Territory either by Distributor or by any other person with the knowledge, consent or through the negligence of Distributor, without Licensor's written authorization:
         (d) Any failure on the part of Distributor to comply with Distributor's Release Obligations as set forth in Section III above.
         (e) The reproduction or copying without Licensor's written authorization of any print or Printing Materials of the Picture either by Distributor by any other person with the knowledge, consent or through the negligence of Distributor:
         (f) Distributor's ceasing to engage in the business of motion picture distribution for a continuous period of thirty (30) days:
         (g) Any substantial change in the ownership or control of Distributor, or the dissolution, merger or consolidation of Distributor, without Licensor's written consent.
         (h) The entry by any party of any final judgment against Distributor which shall remain unsatisfied or unstayed for a period of thirty (30) days:
         (i) The filing of any voluntary or involuntary petition in bankruptcy or institution of any other insolvency proceeding by or against Distributor, which is not dismissed within thirty (30) days:
         (j) The appointment of a trustee, receiver or similar official for a substantial portion of Distributor's assets, which appointment is not discharged or vacated within thirty (30) days:
         (k) Distributor's making of a general assignment for the benefit of creditors: or
         (l) Distributor's failure within ten (10) days after demand by Licensor to remedy completely any other act or failure constituting a breach of this Agreement.
A material breach of this Agreement may be treated by Licensor as a material breach under all other licenses and agreements between Licensor and Distributor, and shall entitle Licensor, at its option, to terminate any or all of same.

     30. TERMINATION. Upon the termination of this Agreement by Licensor for any reason, all rights of Distributor hereunder shall terminate and, except as specifically provided in this Agreement to the contrary, Licensor shall have the right to collect and retain for Licensor's own account all monies due or to become due to Distributor under any license or agreement theretofore made by Distributor with respect to the exhibition, distribution or other exploitation of the Picture, all such licenses and agreements, and all monies payable thereunder, being automatically assigned to Licensor in such event. Distributor shall execute, acknowledge and deliver to Licensor any and all further assignments and instruments deemed by Licensor necessary or desirable to evidence or effectuate such assignment and, in the event that Distributor fails or refuses to execute, acknowledge or deliver to licensor any such assignments or instruments upon then (10) days written notice, then Licensor shall be, and Distributor hereby irrevocably nominates, constitutes and appoints Licensor as Distributor's true and lawful attorney-in-fact to execute and deliver all such assignments and instruments in Distributor's name or otherwise, it being acknowledged that such power is a power coupled with an interest. Further, in the event of termination hereof Distributor shall comply fully with Licensor's instructions and with the provisions of Paragraph 16 above in connection with the redelivery of all materials relating to the Picture. Licensor shall continue to be entitled, notwithstanding termination of this agreement, to incur and to recover from Distributor reasonable legal and/or collection agency fees and expenses in order to enforce the provisions of this Agreement Licensor may exercise any of the rights herein provided in addition to and without prejudice to any other rights or remedies Licensor may have against Distributor under this Agreement or at law or in equity.

     31. FORCE MAJEURE
         (a) Should the production or delivery of the Picture be hampered, interrupted or interfered with by reason of fire, flood, casualty , lockout, strike, labor condition, unavoidable accident, national calamity, mechanical or other breakdown of electrical or sound equipment, failure or delay on the part of any laboratory or supplier, delay in or lack of transportation, export embargo, riot, war, civil commotion, act of God, the act of any legally constituted authority or by any other cause or causes (whether similar or dissimilar to the foregoing) beyond the reasonable control of Licensor. then Licensor'' obligations in respect of the Picture shall be suspended during the period or occurrence of such event, and Distributor shall not be entitled to claim damages from Licensor or to cancel this Agreement.
         (b) Furthermore. Licensor shall not be liable for any failure, misfeasanse, malfeasance or non-feasance or any carrier, transportation agency, laboratory or any other persons, firms or corporations, or for any causes not within the reasonable control of Licensor, or for any action, omission or delay not directly due to the negligence or default of Licensor or its authorized employees. In any of such events. Licensor shall be discharge from any liability whatsoever and any and all claims arising therefrom are hereby expressly waived by distributor.
         (c) notwithstanding anything in this Agreement to the contrary, in no event shall Licensor be liable for lost profits or consequential damages of any kind, whether or not Licensor is advised of the possibility of such damages and whether or not any or all of such damages are attributable to Licensor's acts or omissions.

     32. INDEMNITY. Distributor shall upon Licensor's request at any time or times during or after the term of this Agreement. indemnify Licensor, its officers, directors, agents, employees, parents. Subsidiaries, affiliates, successors, and assigns and hold it and each of them harmless from and against any claim, loss, damage or expense ( including reasonable legal fees and expenses) arising out of or in connection with any breach by Distributor of any covenant, agreement, representation or warranty made in this Agreement or any agreement, act or omission of Distributor, its Subsidiaries, affiliates, successors or assigns, or the officers, directors, agents or employees of the foregoing relating to the advertising, distribution or exhibition of the Picture (including trailers thereof and advertising accessories.)

                                  X. ASSIGNMENT

     33. ASSIGNMENT. Licensor may freely, at any time or times, assign this Agreement or all or any portion of Licensor's rights or obligations hereunder. Neither the license herein granted to Distributor nor this Agreement may be assigned, sublicensed, sold or otherwise disposed of by distributor, in whole or in part either voluntarily or by operation of law, without the written consent of Licensor, It being agreed that the Picture shall be distributed only by Distributor or its Subsidiaries throughout the Territory. Any attempted or purported assignment or other disposition by distributor in violation of this providing shall be null and void and of no force or effect: As used herein, a "Subsidiary" shall mean any entity in which Distributor, or any officer, director, shareholder., or employee of Distributor, owning ten percent (10%) or more of the outstanding stock or other equity of Distributor, shall have any interest, directly or indirectly in the operation thereof.

                             XI. GENERAL CONDITIONS

     34. NO JOINT VENTURE. Nothing in this Agreement shall be construed to create or evidence a joint venture, partnership or agency relationship between the parties hereto Neither party shall hold itself out contrary to the terms of this Paragraph and neither party shall become liable by any representation, acts, or omissions of the other. This Agreement is not for the benefit of any third party and shall not be deemed to create or evidence any right or remedy of any such third party, whether referred to herein or not.

     35. NO WAIVER. No waiver by either party hereto of any breach of any provision of this Agreement shall be deemed to be a waiver of (i) any preceding or succeeding breach of the same provision or (ii) any breach of any other provision of this Agreement, and no waiver shall be effective unless made in writing and then only to the extent specifically set forth. The exercise of any rights granted to either party hereunder shall not operate as a waiver of any default or breach on the part of the other party hereto. Each and all of the several rights and remedies of the parties hereunder shall be construed as cumulative and no one of them as exclusive of the others or of any right or priority allowed by law.

     36. SEVERABILITY. Nothing in this Agreement shall be construed so as to require the commission of any act contrary to law. and wherever there is any conflict between any provisions of this Agreement and any statue, law or ordinance, contrary to which the parties have no legal right to contract. the latter shall prevail, bin in such event the provision of this Agreement affected shall be curtailed and limited only to the extent necessary to bring it within the legal requirements.

     37. CAPTIONS. Captions and paragraph headings contained in this Agreement are for convenience only and shall not be considered for any purpose in interpreting or construing this Agreement.

     38. ARBITRATION: APPLICABLE LAW: SERVICE OF PROCESS. This Agreement is entered into pursuant to the laws of the State of California and shall be interpreted in accordance with the laws applicable to agreements entered into and wholly performed therein. Any controversy or claim arising out of or relating to this Agreement or the validity, construction or performance of this agreement, or the breach thereof, shall be resolved by arbitration in accordance with rules and procedures of the American film Marketing Association ("AFMA") as such may be amended from time to time, which rules and procedures are incorporated into and made a part of this Agreement by reference. The parties agree to abide by and perform in accordance with any award rendered by the arbitrator in such arbitration proceedings and that judgements of a court having jurisdiction may be entered upon such award. In the event such rules and procedures of AFMA do not exist at the time such claim arises, Distributor hereby consents to the jurisdiction of the State and Federal Courts in the County of Los Angeles, California and Distributor hereby irrevocable appoints __________________________ of Los Angeles, California or the Secretary of State of the State of California as its agent to receive service of process in connection with any action between Licensor and Distributor arising out this Agreement which is brought by Licensor in a State or Federal Court in California. In the event the blank space in this Paragraph is not filled in. Distributor shall be deemed to have appointed the Secretary of the State of California and its said agent.

     39. MODIFICATION. This Agreement including all Schedules and any other exhibits or attachments made a part hereof, is complete and constitutes the entire agreement between the parties regarding the subject matter hereof, all prior understandings (oral or written), if any, having been supersede hereby. No officer, employee ore representative of either party has any authority to make any representation or promise in connection with this Agreement or the subject matter hereof which is not contained herein and each party acknowledges that it has not executed this Agreement in reliance upon any such representation or promise. No reported modification or amendment to this Agreement shall be effective unless in writing signed by the parties hereto.

     40. INCONSISTENCY. In the event of inconsistency or variation between the provisions of this document and any Schedules, exhibits, or attachments made a part hereof, the latter shall prevail.

                                  XII. NOTICES

     41. NOTICES. All notices required or desired to be given hereunder shall be in writing unless otherwise herein specified and shall be transmitted by personal delivery or by prepaid telegram, cable or telex ore prepaid air mail. Licensor's and Distributor's respective addresses for notices shall be as set forth above. Either party may change its address for notices by so advising the other party in writing. All notices given by mail shall bed deemed given when received but in any event not later than five (5) days from the date of deposit in the mail. All notices sent by telegram, cable or telex shall be deemed given when received by in any event not late than two (20 days from the date of deposit in the telegraph or cable office or with respect to a telex from the date of transmission of such telex all notices given by personal delivery shall be deemed given when received.

     OVERSEAS FILMGROUP, INC              RACING PICTURES
-------------------------------------     --------------------------------------
             Licensor                                  Distributor


BY: /s/ Lisa Wacht                        BY: /s/ Alessandro Fracassi
   ----------------------------------        -----------------------------------
     ITS:                                      ITS:
         ----------------------------              -----------------------------

                                        1
                         LICENSE AGREEMENT / SCHEDULE A

THIS AGREEMENT is entered into as of April 30, 1991 by and between Spectrum Entertainment Group PLC c/o Overseas Filmgroup Inc., 8800 Sunset Blvd. Ste. 302, Los Angeles, CA 90069, ("Owner/Licensor") and Racing Pictures, s.r.l., Via dei tre Orologi 10, 00197 Roma, Italy (Tel 39 6 808 3645, Fax 39 6 808 8691)
("Distributor/Licensee").

As used in this Agreement, the following terms shall have the meaning indicated:



                                   DEAL TERMS

Picture: PALLET ON THE FLOOR starring Bruce Spence, Peter McCauley, Jillian O'Brian, directed by Lynton Butler

Territory:  ITALY ONLY.

Term: 11 1/2 years commencing on January 1, 1989 and ending on July 1, 2001. The term shall be subject to events of force majeure.

The rights licensed herein: VIDEOGRAMMES, PAY & FREE TELEVISION ONLY.

Language version: ITALIAN DUBBED LANGUAGE VERSION ONLY. Distributor agrees to make at its sole cost and expense such dubbed version of the picture. Distributor is expressly prohibited from exploiting any language version other than the dubbed version authorized herein.

Distribution Terms:

(a) Minimum Guarantee: USD25,000.00, [see Additional Terms & Conditions (f)], NET, payable as follows:
       USD 5,000.00 Upon signature of this Agreement.
     USD20,000.00 Within forty-five (45) days notification by Licensor that materials are ready for delivery at Distributor's own cost.

               BANKING INFORMATION FOR WIRE TRANSFERS:
                    MERCANTILE NATIONAL BANK
           1840 Century Park East,  Los Angeles,  CA  90067
       ACCOUNT OF:  OVERSEAS FILMGROUP, INC.,  ACCOUNT #  002-203081
                   PLEASE REFERENCE FILM TITLE

Disposition of Gross Receipts:

VIDEOGRAMMES: With respect to each Video Device sold, Distributor shall pay Licensor a sum equal to 25% (Twenty-Five Percent) of the Distributor's gross wholesale price of such Video Device sold by Distributor and 25% (Twenty-Five Percent) of Distributor's gross receipts from any other form of Video Device distribution.

PAY & FREE TELEVISION: 75% (Seventy-Five Percent) to Licensor and 25% (Twenty-Five Percent) to Distributor. Distribution expenses as per Article 6A to be deducted from Licensor's share.

RECOUPMENT OF THE ADVANCED MINIMUM GUARANTEE: Distributor is authorized to recoup the advanced minimum guarantee from Licensor's share of gross receipts in the amount of the equivalent local currency at the date when the advanced minimum guarantee is paid.


AGREED AND ACCEPTED:                       AGREED AND ACCEPTED:

/s/ Robert Little                          /s/ Alessandro Fracassi
--------------------------------------     -------------------------------------
("Owner/Licensor")                         ("Distributor/Licensee")

Delivery: THIS PICTURE IS AVAILABLE FOR IMMEDIATE DELIVERY.



Key Cities:
Minimum Initial Release: N/A cities, including at least ___ Key Cities, not later than ___ months after ___ .
Minimum Initial Print Order: N/A
Minion Advertising Expenditures: N/A within ___ months after ___.
Maximum Deductions for Advertising Expenditures: N/A


Initial order of materials: Distributor hereby orders at least 1 - 35mm Print and separate soundtrack and/or one (1) 1" SUB MASTER video tape.

Additional Licensor approvals: Licensor shall have the additional approval and/or consultation rights described in the attached Schedule of Additional Licensor Approvals (which, if attached, is incorporated herein by reference.).




Applicable law: CALIFORNIA


Additional Terms and Conditions:

(a) Reporting shall be quarterly.

(b) Distributor grants to Licensor the right to purchase at current market rate, copies of the subtitled and/or dubbed versions, posters, etc., created by Distributor; at Licensor's sole cost and expense.

(c) Distributor shall supply Licensor with two (2) Free VHS copies of the Release Videocassette in the Original Packaging as created by Distributor plus two (2) copies of the Video Slick.

(d) Distributor shall only license to stations the telecast of which is transmitted from within the licensed territory and the signal of which is received primarily inside the licensed territory.

(e) Distributor shall advise Licensor immediately in writing of the Release Date in each Media Licensed.

(f) Nothwithstanding "Article (b) Paragraph 12" of the standard terms and conditions hereunder, Licensee is authorized to deduct the withholding tax of 8% (Eight Percent) between the USA and Italy. All other standard terms and conditions remain in force.



AGREED AND ACCEPTED:                       AGREED AND ACCEPTED:

/s/ Robert Little                          /s/ Alessandro Fracassi
--------------------------------------     -------------------------------------
("Owner/Licensor")                         ("Distributor/Licensee")

                                        1
                         LICENSE AGREEMENT / SCHEDULE A

THIS AGREEMENT is entered into as of April 30, 1991 by and between Overseas Filmgroup Inc., 8800 Sunset Blvd. Ste. 302, Los Angeles, CA 90069, ("Owner/Licensor") and Racing Pictures, s.r.l., Via dei tre Orologi 10, 00197 Roma, Italy (Tel 39 6 808 3645, Fax 39 6 808 8691) ("Distributor/Licensee").

As used in this Agreement, the following terms shall have the meaning indicated:



                                   DEAL TERMS

Picture: PLATINUM TRIANGLE starring Peter Lochran, Lori Lethin, Alex Courtney, directed by Anthony Christopher.

Territory:  ITALY ONLY.

Term: 11 1/2 years commencing on January 1, 1989 and ending on July 1, 2001. The term shall be subject to events of force majeure.

The rights licensed herein: VIDEOGRAMMES, PAY & FREE TELEVISION ONLY.

Language version: ITALIAN DUBBED LANGUAGE VERSION ONLY. Distributor agrees to make at its sole cost and expense such dubbed version of the picture. Distributor is expressly prohibited from exploiting any language version other than the dubbed version authorized herein.

Distribution Terms:

(a) Minimum Guarantee: USD30,000.00, [see Additional Terms & Conditions (f)], NET, payable as follows:
       USD 6,000.00 Upon signature of this Agreement.
     USD24,000.00 Within forty-five (45) days notification by Licensor that materials are ready for delivery at Distributor's own cost.

               BANKING INFORMATION FOR WIRE TRANSFERS:
                    MERCANTILE NATIONAL BANK
           1840 Century Park East,  Los Angeles,  CA  90067
       ACCOUNT OF:  OVERSEAS FILMGROUP, INC.,  ACCOUNT #  002-203081
                   PLEASE REFERENCE FILM TITLE

Disposition of Gross Receipts:

VIDEOGRAMMES: With respect to each Video Device sold, Distributor shall pay Licensor a sum equal to 25% (Twenty-Five Percent) of the Distributor's gross wholesale price of such Video Device sold by Distributor and 25% (Twenty-Five Percent) of Distributor's gross receipts from any other form of Video Device distribution.

PAY & FREE TELEVISION: 75% (Seventy-Five Percent) to Licensor and 25% (Twenty-Five Percent) to Distributor. Distribution expenses as per Article 6A to be deducted from Licensor's share.

RECOUPMENT OF THE ADVANCED MINIMUM GUARANTEE: Distributor is authorized to recoup the advanced minimum guarantee from Licensor's share of gross receipts in the amount of the equivalent local currency at the date when the advanced minimum guarantee is paid.


AGREED AND ACCEPTED:                       AGREED AND ACCEPTED:

/s/ Robert Little                          /s/ Alessandro Fracassi
--------------------------------------     -------------------------------------
("Owner/Licensor")                         ("Distributor/Licensee")

2

Delivery: THIS PICTURE IS AVAILABLE FOR IMMEDIATE DELIVERY.



Key Cities:
Minimum Initial Release: N/A cities, including at least ___ Key Cities, not later than ___ months after ___.
Minimum Initial Print Order: N/A
Minion Advertising Expenditures: N/A within ___ months after ___.
Maximum Deductions for Advertising Expenditures: N/A


Initial order of materials: Distributor hereby orders at least 1 - 35mm Print and separate soundtrack and/or one (1) 1" SUB MASTER video tape.

Additional Licensor approvals: Licensor shall have the additional approval and/or consultation rights described in the attached Schedule of Additional Licensor Approvals (which, if attached, is incorporated herein by reference.).




Applicable law: CALIFORNIA

Additional Terms and Conditions:

(a)  Reporting shall be quarterly.

(b) Distributor grants to Licensor the right to purchase at current market rate, copies of the subtitled and/or dubbed versions, posters, etc., created by Distributor; at Licensor's sole cost and expense.

(c) Distributor shall supply Licensor with two (2) Free VHS copies of the Release Videocassette in the Original Packaging as created by Distributor plus two (2) copies of the Video Slick.

(d) Distributor shall only license to stations the telecast of which is transmitted from within the licensed territory and the signal of which is received primarily inside the licensed territory.

(e) Distributor shall advise Licensor immediately in writing of the Release Date in each Media Licensed.

(f) Nothwithstanding "Article (b) Paragraph 12" of the standard terms and conditions hereunder, Licensee is authorized to deduct the withholding tax of 8% (Eight Percent) between the USA and Italy. All other standard terms and conditions remain in force.



AGREED AND ACCEPTED:                       AGREED AND ACCEPTED:

/s/ Robert Little                          /s/ Alessandro Fracassi
--------------------------------------     -------------------------------------
("Owner/Licensor")                         ("Distributor/Licensee")

                                        1
                         LICENSE AGREEMENT / SCHEDULE A

THIS AGREEMENT is entered into as of April 30, 1991 by and between Overseas Filmgroup Inc., 8800 Sunset Blvd. Ste. 302, Los Angeles, CA 90069, ("Owner/Licensor") and Racing Pictures, s.r.l., Via dei tre Orologi 10, 00197 Roma, Italy (Tel 39 6 808 3645, Fax 39 6 808 8691) ("Distributor/Licensee").

As used in this Agreement, the following terms shall have the meaning indicated:



                                   DEAL TERMS

Picture: PSYCHOCOP starring Bobby Ray Shafer, written and directed by Wallace Potts

Territory:  ITALY ONLY.

Term: 11 1/2 years commencing on January 1, 1989 and ending on July 1, 2001. The term shall be subject to events of force majeure.

The rights licensed herein: VIDEOGRAMMES, PAY & FREE TELEVISION ONLY.

Language version: ITALIAN DUBBED LANGUAGE VERSION ONLY. Distributor agrees to make at its sole cost and expense such dubbed version of the picture. Distributor is expressly prohibited from exploiting any language version other than the dubbed version authorized herein.

Distribution Terms:

(a) Minimum Guarantee: USD25,000.00, [see Additional Terms & Conditions (f)], NET, payable as follows:
        USD 5,000.00 Upon signature of this Agreement.
     USD20,000.00 Within forty-five (45) days notification by Licensor that materials are ready for delivery at Distributor's own cost.

               BANKING INFORMATION FOR WIRE TRANSFERS:
                    MERCANTILE NATIONAL BANK
           1840 Century Park East,  Los Angeles,  CA  90067
       ACCOUNT OF:  OVERSEAS FILMGROUP, INC.,  ACCOUNT #  002-203081
                  PLEASE REFERENCE FILM TITLE

Disposition of Gross Receipts:

VIDEOGRAMMES: With respect to each Video Device sold, Distributor shall pay Licensor a sum equal to 25% (Twenty-Five Percent) of the Distributor's gross wholesale price of such Video Device sold by Distributor and 25% (Twenty-Five Percent) of Distributor's gross receipts from any other form of Video Device distribution.

PAY & FREE TELEVISION: 75% (Seventy-Five Percent) to Licensor and 25% (Twenty-Five Percent) to Distributor. Distribution expenses as per Article 6A to be deducted from Licensor's share.

RECOUPMENT OF THE ADVANCED MINIMUM GUARANTEE: Distributor is authorized to recoup the advanced minimum guarantee from Licensor's share of gross receipts in the amount of the equivalent local currency at the date when the advanced minimum guarantee is paid.


AGREED AND ACCEPTED:                       AGREED AND ACCEPTED:

/s/ Robert Little                          /s/ Alessandro Fracassi
--------------------------------------     -------------------------------------
("Owner/Licensor")                         ("Distributor/Licensee")

Delivery: THIS PICTURE IS AVAILABLE FOR IMMEDIATE DELIVERY.




Key Cities:
Minimum Initial Release: N/A cities, including at least ___ Key Cities, not later than ___ months after ___.
Minimum Initial Print Order: N/A
Minimum Advertising Expenditures: N/A within ___ months after ___.
Maximum Deductions for Advertising Expenditures: N/A


Initial order of materials: Distributor hereby orders at least 1 - 35mm Print and separate soundtrack and/or one (1) 1" SUB MASTER video tape.

Additional Licensor approvals: Licensor shall have the additional approval and/or consultation rights described in the attached Schedule of Additional Licensor Approvals (which, if attached, is incorporated herein by reference.).




Applicable law: CALIFORNIA


Additional Terms and Conditions:

(a)  Reporting shall be quarterly.

(b) Distributor grants to Licensor the right to purchase at current market rate, copies of the subtitled and/or dubbed versions, posters, etc., created by Distributor; at Licensor's sole cost and expense.

(c) Distributor shall supply Licensor with two (2) Free VHS copies of the Release Videocassette in the Original Packaging as created by Distributor plus two (2) copies of the Video Slick.

(d) Distributor shall only license to stations the telecast of which is transmitted from within the licensed territory and the signal of which is received primarily inside the licensed territory.

(e) Distributor shall advise Licensor immediately in writing of the Release Date in each Media Licensed.

(f) Nothwithstanding "Article (b) Paragraph 12" of the standard terms and conditions hereunder, Licensee is authorized to deduct the withholding tax of 8% (Eight Percent) between the USA and Italy. All other standard terms and conditions remain in force.

AGREED AND ACCEPTED:                       AGREED AND ACCEPTED:

/s/ Robert Little                          /s/ Alessandro Fracassi
--------------------------------------     -------------------------------------
("Owner/Licensor")                         ("Distributor/Licensee")

                                        1
                         LICENSE AGREEMENT / SCHEDULE A

THIS AGREEMENT is entered into as of April 30, 1991 by and between Overseas Filmgroup Inc., 8800 Sunset Blvd. Ste. 302, Los Angeles, CA 90069, ("Owner/Licensor") and Racing Pictures, s.r.l., Via dei tre Orologi 10, 00197 Roma, Italy (Tel 39 6 808 3645, Fax 39 6 808 8691) ("Distributor/Licensee").

As used in this Agreement, the following terms shall have the meaning indicated:



                                   DEAL TERMS

Picture: REST IN PIECES starring Scott Thompson Baker, Lorin Jean, directed by Joseph Braunstein


Territory:  ITALY ONLY.

Term: 11 1/2 years commencing on January 1, 1989 and ending on July 1, 2001. The term shall be subject to events of force majeure.

The rights licensed herein: VIDEOGRAMMES, PAY & FREE TELEVISION ONLY.

Language version: ITALIAN DUBBED LANGUAGE VERSION ONLY. Distributor agrees to make at its sole cost and expense such dubbed version of the picture. Distributor is expressly prohibited from exploiting any language version other than the dubbed version authorized herein.

Distribution Terms:

(a) Minimum Guarantee: USD30,000.00, [see Additional Terms & Conditions (f)], NET, payable as follows:
        USD 6,000.00 Upon signature of this Agreement.
     USD24,000.00 Within forty-five (45) days notification by Licensor that materials are ready for delivery at Distributor's own cost.

                    BANKING INFORMATION FOR WIRE TRANSFERS:
                         MERCANTILE NATIONAL BANK
                1840 Century Park East,  Los Angeles,  CA  90067
          ACCOUNT OF:  OVERSEAS FILMGROUP, INC.,  ACCOUNT #  002-203081
                       PLEASE REFERENCE FILM TITLE



Disposition of Gross Receipts:

VIDEOGRAMMES: With respect to each Video Device sold, Distributor shall pay Licensor a sum equal to 25% (Twenty-Five Percent) of the Distributor's gross wholesale price of such Video Device sold by Distributor and 25% (Twenty-Five Percent) of Distributor's gross receipts from any other form of Video Device distribution.

PAY & FREE TELEVISION: 75% (Seventy-Five Percent) to Licensor and 25% (Twenty-Five Percent) to Distributor. Distribution expenses as per Article 6A to be deducted from Licensor's share.

RECOUPMENT OF THE ADVANCED MINIMUM GUARANTEE: Distributor is authorized to recoup the advanced minimum guarantee from Licensor's share of gross receipts in the amount of the equivalent local currency at the date when the advanced minimum guarantee is paid.


AGREED AND ACCEPTED:                       AGREED AND ACCEPTED:

/s/ Robert Little                          /s/ Alessandro Fracassi
--------------------------------------     -------------------------------------
("Owner/Licensor")                         ("Distributor/Licensee")

Delivery: THIS PICTURE IS AVAILABLE FOR IMMEDIATE DELIVERY.




Key Cities:
Minimum Initial Release: N/A cities, including at least ___ Key Cities, not later than ___ months after ___ .
Minimum Initial Print Order: N/A
Minion Advertising Expenditures: N/A within ___ months after ___.
Maximum Deductions for Advertising Expenditures: N/A

Initial order of materials: Distributor hereby orders at least 1 - 35mm Print and separate soundtrack and/or one (1) 1" SUB MASTER video tape.

Additional Licensor approvals: Licensor shall have the additional approval and/or consultation rights described in the attached Schedule of Additional Licensor Approvals (which, if attached, is incorporated herein by reference.).




Applicable law: CALIFORNIA

Additional Terms and Conditions:

(a)  Reporting shall be quarterly.

(b) Distributor grants to Licensor the right to purchase at current market rate, copies of the subtitled and/or dubbed versions, posters, etc., created by Distributor; at Licensor's sole cost and expense.

(c) Distributor shall supply Licensor with two (2) Free VHS copies of the Release Videocassette in the Original Packaging as created by Distributor plus two (2) copies of the Video Slick.

(d) Distributor shall only license to stations the telecast of which is transmitted from within the licensed territory and the signal of which is received primarily inside the licensed territory.

(e) Distributor shall advise Licensor immediately in writing of the Release Date in each Media Licensed.

(f) Nothwithstanding "Article (b) Paragraph 12" of the standard terms and conditions hereunder, Licensee is authorized to deduct the withholding tax of 8% (Eight Percent) between the USA and Italy. All other standard terms and conditions remain in force.

AGREED AND ACCEPTED:                       AGREED AND ACCEPTED:

/s/ Robert Little                          /s/ Alessandro Fracassi
--------------------------------------     -------------------------------------
("Owner/Licensor")                         ("Distributor/Licensee")

                                        1
                          LICENSE AGREEMENT/SCHEDULE A

THIS AGREEMENT is entered into as of  June 30th, 1988   by and between
                                    --------------------
     UNICORN PICTURES c/o OVERSEAS FILMGROUP, 8800 Sunset Blvd., #302,
--------------------------------------------------------------------------------
L.A., CA  90069 ("Owner/Licensor")
--------------------------------------------------------------------------------
and  RACING PICTURES, Via Dei Tre Orologi 10, 00197 Roma,  Italy
     ---------------------------------------------------------------------------

                                                     ("Distributor/Licensee").
---------------------------------------------------

As used in this Agreement, the following terms shall have the meanings indicated:
          ----------------------------------------------------------------------

                                   DEAL TERMS

Picture: RETRIBUTION starring Dennis Libscomb, directed by Guy Magar

Territory: ITALY Only.

TERM:   Ten (10)   years commencing on     June 30, 1988     .   The term shall
     --------------                   -----------------------
be subject to events of force majeure.

The rights licensed herein:   Theatrical, Non-Theatrical, Videogrammes, Pay and
                              Free Television only.

Language version:
                              Italian version only.

Distribution Terms:

     (a) Minimum Guarantee    USD 70,000.00       payable as follows:
                          ------------------------

                              USD 14,000.00       upon signature of this
                                                  agreement, but in any event no
                                                  later than July 30, 1988.
                              USD 28,000.00       upon delivery of dubbing
                                                  materials, but in any event no
                                                  later than Oct. 30,1988.
                              USD 28,000.00       upon access to Internegative,
                                                  to manufacture Italian prints,
                                                  but in any event, no later
                                                  than Dec. 30, 1988.

                  PAYMENTS TO BE MADE TO OVERSEAS FILMGROUP INC

Disposition of Gross Receipts:

THEATRICAL AND NON-THEATRICAL: Distributor is authorized to recoup distribution expenses as per Article 6A. Thereafter, all gross receipts shall be divided
50% to Licensor and 50% to Distributor.

VIDEOGRAMMES: With respect to each Video Device sold, Distributor shall pay Licensor a sum equal to 20% of the gross wholesale price of such Video Device and 20% of Distributor's gross receipts from any other form of Video

PAY TELEVISION: 50% to Licensor and 50% to Distributor. Distribution expenses as per Article 6A to be deducted from Licensor's share.

FREE TELEVISION: 50% to Licensor and 50% to Distributor. Distribution expenses as per Article 6A to be deducted from Licensor's share.

RECOUPMENT OF THE ADVANCED MINIMUM GUARANTEE: Distributor is authorized to recoup the advanced minimum guarantee from Licensor's share of gross receipts in the amount of the equivalent local currency at the date when the advanced minimum guarantee is paid.

                                                                   INITIALS
                                                                /s/ RL  /s/ AF
                                                                  ----------

                                        2
Holdbacks on exercise of rights retained by Licensor: Those checked below for the duration indicated thereafter:

[   ] Free Television Distribution Rights.             Duration:  N/A
                                                                 ---------------
[   ] Pay Television Distribution Rights.              Duration:  N/A
                                                                 ---------------
[   ] Video Cassette and Disc Distribution Rights.     Duration:  N/A
                                                                 ---------------
[   ] Other:                                           Duration:  N/A
            ---------------------------------------              ---------------

Holdbacks on exercise rights licensed herein: Those checked below, for the duration indicate thereafter:

[   ] Free Television Distribution Rights.             Duration:  N/A
                                                                 ---------------
[   ] Pay Television Distribution Rights.              Duration:  N/A
                                                                 ---------------
[   ] Video Cassette and Disc Distribution Rights.     Duration:  N/A
                                                                 ---------------
[   ] Other:                                           Duration:  N/A
            ---------------------------------------              ---------------

Distributor's Release Obligations: TO BE MUTUALLY AGREED UPON ONE MONTH PRIOR TO RELEASE.

Key Cities:

Minimum Initial Release: __________________ cities, including at least ____________ Key Cities, not later than ________________ months ______________
after ___________________

Minimum Initial Print Order: ____________________________________

Minimum Advertising Expenditures: _______________ within _______________ months after ____________________

Maximum Deductions For Advertising Expenditures: _______________________________

Initial order of materials: Distributor hereby orders at least the materials described in the attached Schedule of Initial Order of Materials (which, if attached, is incorporate4 herein by reference).

Additional Licensor approvals: Licensor shall have the additional approval and/or consultation rights described in the attached Schedule of Additional licensor Approvals (which, if attached, is incorporated herein by reference).

Applicable law:   CALIFORNIA
                ----------------------------

Additional Terms and Conditions:


            Licensor shall remain sole owner of Italian Soundtracks.



                                                                   INITIALS
                                                                /s/ RL  /s/ AF
                                                                  ----------

In consideration of the mutual covenants herein contained, the parties hereby agree as follows:

                                   I. LICENSE

     1. LICENSE. Licensor hereby grants to Distributor, subject to payments provided for in paragraph 4 below and to the due performance by Distributor of its other obligations hereunder, and Distributor hereby accepts, a limited license under the copyright of the Picture in and throughout the Territory, and nowhere else, and only for the Term stated herein to (a) exercise the rights licensed herein to the Picture on film in 30 mm (if available); 35 mm and 10 mm gauge only, and (b) advertise and publicize the exploitation of the rights licensed herein, all as provided in the Deal terms and elsewhere herein provided, however, that Distributor shall not itself, nor shall it permit others to advertise, publicize, or exercise these rights licensed herein which are subject to a holdback for the duration of such holdback, all as indicated in the Deal Terms.
        All rights of whatsoever kind and nature now or hereafter known which are not specifically granted to Distributor herein are hereby expressly reserved to Licensor for its unrestricted use and disposition , except that Licensor shall not, and shall not authorize others to exploit in the Territory during the Term the rights retained by Licensor which are subject to a holdback for the duration indicated in the Deal Terms (although nothing herein shall prevent Licensor from advertising, publicizing, and/or licensing or otherwise disposing of such rights at anytime, subject only to such holdback on the EXPLORATION thereof).
        Licensor hereby warrants and represents that it has the right to enter into this Agreement and to grant to Distributor all of the rights and licenses herein granted. Licensor makes no representations or warranties, express or implied, except as specifically set forth in the preceding sentence.
Distributor hereby warrants and represents that it has the right to enter into this Agreement.

     2. TERRITORY. The Territory shall mean the country or countries listed under the Deal Terms as its or their political boundaries exist on the date of this Agreement, exclusive of non-contiguous colonies, possessions and similar non-contiguous areas.

     3. TERM.
        (a) Distributor shall not permit the distribution or exhibition of the Picture or the exercise of any other rights licensed herein beyond the expiration date of the Term as specified in the Deal Terms.
        (B) Notwithstanding anything to the contrary contained in this Agreement, Licensor shall have the right to terminate this Agreement if Licensor (in its sole discretion), believes that the distribution or continued distribution of the Picture hereunder might involve the creation or aggravation of civil or criminal liability. Such termination shall be effective thirty (30) days after Licensor gives notice thereof and Distributor shall cancel any bookings contemplating exhibition of the Picture after the effective termination date. Distributor shall include in each agreement for the exhibition of the Picture a commensurate right of withdrawal and termination.

             II. MINIMUM GUARANTEE AND DISPOSITION OF GROSS RECEIPTS

     4. MINIMUM GUARANTEE. Distributor shall pay to Licensor the Minimum Guarantee specified in the Deal Terms by paying to Licensor the percentages thereof as and when specified above. Payment of that portion of the Minimum Guarantee not paid concurrently with the execution of this Agreement, if any, shall be secured by the security arrangements specified in the Deal Terms. If a letter of credit specified as the security, then in addition to such other conditions for it specified in the Deal Terms. Shall be an irrevocable letter of credit in the form attached hereto, if any (which form, if it is attached is incorporated herein by reference), and if no form is attached, said letter of credit shall be in form and substance satisfactory to Licensor and issued by a bank approved by a Licensor.

     5. GROSS RECEIPTS. The terms "gross receipts" as used in this Agreement shall mean:
        (a) All gross monies and income of every kind (including without limitation) any awards, subsidies or other governmental allowances) derived or realized by Distributor and its Subsidiaries (as hereinafter defined) from the lease, license, rental, dealing and distribution of the Picture (including trailers thereof, bill posters, lithographs and any other advertising accessories) and the exercise of any rights granted to Distributor under this Agreement and
        (b) All monies, less only the reasonable direct out-of-pocket costs actually paid by Distributor in obtaining same, derived or realized by Distributor or its Subsidiaries by reason of the infringement or interference in the Territory by third persons of or with the Picture of any parts thereof or any rights granted to Distributor.

     6. DISPOSITION OF GROSS RECEIPTS. Distributor may deduct and retain from the gross receipts only the items permitted under Disposition of Gross Receipts specified in the Deal Terms, and only in the sequence therein specified. For such purpose, the terms used in the Deal Terms shall have the following meanings:
        (a) DISTRIBUTION EXPENSES. The direct out-of pocket costs (exclusive of any overhead costs whatsoever and any discounts, rebates and other similar allowances, however denominated), actually paid by Distributor for the following items:
            (i)  Positive prints of the Picture and the trailers thereof.
            (ii) Subject to the provisions of Paragraph 9, advertising and publicity in connection with the distribution of the Picture, which shall not exceed a sum to be agreed upon between Licensor and Distributor without the prior written approval of Licensor.
            (iii) Subtitling, dubbing, editing, and censorship fees and costs of editing to meet censorship requirements to the extent such costs have been approved by Licensor in advance, and to the extent made in conformity with paragraphs 17 and 18 below.
            (iv) Insurance premiums on prints, costs of packaging, pre-print materials or other physical properties of the Picture.
            (v) All taxes, however denominated, imposed or levied by any jurisdiction in the Territory against Distributor , Licensor or the prints, pre-print material or other physical properties of the Picture or based upon the gross monies derived by Distributor or Licensor from the distribution and exploitation of the Picture in the Territory , as more specifically described in paragraph 12 (b) hereof; provided, however, that nothing herein contained shall be deemed to permit Distributor to recoup hereunder any part of its net income, corporate franchise, excess profits or any other similar tax or levy, however denominated imposed on Distributor as a corporate entity as distinguished from taxes imposed by reason of the distribution and exploitation of the Picture.
            (vi) All of the expenses described in this sub-paragraph (a) above are recoupable only when and to the extent actually paid to third parties in terms length transactions, and in no event shall include salaries of Distributor's employees, or fees to any Distributor-Related Entity or any other cost to Distributor or any such Distributor-Related Entity not directly attributable solely to the distribution of the Picture. All such recoupable expenses must be fully approved and consistent with good business practices for distribution of motion pictures in the Territory.
            (vii) All other expenses of any kind or nature and any unapproved excess in the foregoing expenses shall be BORNE solely by Distributor and shall be non recoupable.
        (b) DISTRIBUTION FEE. Distributors distribution fee is the percentage of gross receipts specified in the Deal Terms. It is understood and agreed that Distributor's Subsidiaries or licensees shall not be entitled to charge Distributor or Licensor a distribution fee in connection with licenses of the Picture and their rights licensed herein by Distributor's Subsidiaries or licensees.

                      III DISTRIBUTOR'S RELEASE OBLIGATIONS

     7. DISTRIBUTION POLICIES:
        (a) It is the essence of this Agreement that Licensor shall be consulted on an on-going basis with respect to all significant aspects of the distribution of the Picture in the Territory, including without limitation, the advertising budget release dates, release pattern, theaters in Key Cities, marketing strategy and any and all modifications and amendments to the foregoing.
        (b) Distributors shall further:
            (i) place the Picture in general theatrical release in not less than that number of cities and Key Cities specified under "Minimum Initial Release" n the Deal Terms, within the period therein provided.
            (ii) Place the Minimum initial Paint Order specified in the Deal Terms and shall use its best efforts to distribute the Picture throughout the Territory
            (iii) Maintain the Picture in continuous distribution throughout the Territory for a period consistent with reasonable business judgement and endeavor to contain the largest possible gross receipts from the distribution and exploitation of the rights licensed herein.
            (iv) accord the picture the fairest possible treatment and not discriminate against the Picture in any fashion or use the Picture to secure more advantageous terms for any other motion picture, product, or service.

     8. EXHIBITION AGREEMENTS:
        (a) The exhibition agreements for the Picture in the Territory shall be made separate and independent from the exhibition agreements for any other motion picture product or service. Distributor shall check and audit exhibition engagements for the Picture consistent with the practice of first class distributors in the Territory The results of such checking and auditing shall be made freely available to Licensor and its representatives.
        (b) The Picture shall in no event during the first run be exhibited anywhere in the Territory on a flat license or 4- wall basis, or as out of a double feature or other multiple feature engagement, unless all relevant terms of each proposed agreement for such exhibition [including (without limitations) the proposed allocation to the Picture of box office receipts, permitted advertising costs, license fee, and film rentals] shall have been approved by Licensor in writing in each instance. If the Picture is exhibited in any theater together with any so-called "short subjects", not more than one percent (1%) of the total exhibition receipts or Five Hundred Dollars ($500), whichever is less, shall be allocated in the aggregated to such "short subjects" for that exhibition run in that theater: provided, however, that any laws requiring a different allocation shall be complied with and distributor shall inform Licensor of such laws at the time this Agreement is entered into.
        (c) As used herein a "control theater" shall mean a theater in which distributor or any officer director or shareholder (owning 10% or more of the outstanding stock or other equity) of Distributor shall have any interest, directly or indirectly, in the operation thereof. Distributor shall not license the Picture or rights connected therewith to a controlled theater except upon terms and conditions which are consistent with those entered into by such controlled theater for the exhibition of comparable motion pictures furnished by non-related distributors.

     9. ADVERTISING.
        (a) GENERAL. Distributor shall advertise and publicize the Picture in the Territory during the Term pursuant to the provisions of this Paragraph, and in a manner designed to maximize the gross receipts payable to Licensor, in this regard, Distributor agrees that within the period of time specified above for such expenditures, it shall expend not less than the Minimum Advertising Expenditures, if any, indicated in the Deal Terms for direct out-of-pocket costs of preparing and placing advertisements of the Picture, exclusive of any value added tax or similar taxes: any rebates, refunds, discounts or other amounts paid back or credited back to Distributor in connection with such expenditures shall be applied so as to reduce the amount of advertising expenditures which Distributor will be considered to have expended. Any expenditures in excess of the Maximum Deductions for Advertising Expenditures. If any, indicated in the Deal Terms shall not be deducted under paragraph 6(a) without Licensor's prior written approval. Any allocations of advertising expenditures between the Picture and other motion pictures shall be made on a fair and reasonable basis, with due regard to all relevant factors, including without limitation the proportion of the advertising space that is devoted to the Picture, the relative cost of such space, and the relative position, prominence and emphasis given to the picture.
        (b) ADVERTISING MATERIAL. Licensor shall supply Distributors such advertising and publicity materials relating to the Picture as Distributors may request to the extent that Licensor has such material readily available. Distributors shall pay for such material and for all shipping or other expenses in the currency specified by Licensor on or before delivery. Distributors shall have the right, at its sole expense to make or cause to be made advertising materials with respect to the Picture, provided that such advertising material shall adhere in all respects to the billing and credits specified in Paragraph
14. Notwithstanding the foregoing, it is specifically understood that Distributor's right to advertise the picture does not include any publication or merchandising rights whatsoever.

                           IV. ACCOUNTING AND PAYMENT

     10. KEEPING OF RECORDS.
         (a) Distributors agrees to maintain the accurate and complete books and records in the currency or currencies of the Territory of at Distributor's transactions in connection with the picture and the exercise of the rights licensed herein. All accountings by Distributors shall be on all rentals invoiced, all cash collections and all reimbursable expenses advanced, both with regard to gross receipts and permitted deductions therefrom, except that if any exhibitor effects any offset against amounts due to Distributors for the Picture or if Distributors permits any refund, rebate or other reduction of film rentals (either directly or by permitting the cancellation of any exhibition agreement or otherwise) without first securing Licensor's specific consent thereto, the amount of such offset, refund, rebate or other reduction shall be shown as such on statements to Licensor for the applicable period, and shall nonetheless be included in gross receipt Distributors shall do all things necessary to maximize collections from exhibitors and to do as quickly as is reasonably possible.
         (b) For all purposes of this Agreement including (but not limited for accounting for gross receipts deductions of distribution expenses, deduction of distribution fees, payment and RECOUPMENT of the Minimum Guarantee. Submitting statements keeping books and records and making any payments to Licensor hereunder the Picture shall be treated as separate as separate and distinct from all other motion pictures and all other products or services distributed by Distributor.
         (c) As in any other motion picture in which licensor has heretofore granted or shall hereafter grant, any distribution rights to Distributors, Distributor shall not be entitled to effect setorts or surpluses in the receipts deriving from any such motion picture in connection with any claim which Distributors may have, or believe it has against Licensor in respect of the Picture. Similarly, any claim which Distributors may have, or believe it has, against Licensor in respect of any motion picture other than the Picture may not be settled under the terms of this Agreement or claimed by Distributor as grounds for exercising a right of retention with respect to any monies, or other material relating to the Picture.

     11. STATEMENTS; AUDIT RIGHTS.
         (a) Distributors agrees to furnish to Licensor monthly for a period of twenty-four (24) months from and after the initial release of the Picture anywhere in the Territory, and thereafter quarterly, a detailed report regarding the distribution of the Picture in the Territory. Each report hall be in English language and shall contain such information, reported in any local currency or currencies of the Territory, as is customary in the industry, including (without limitation) detailed cumulative and current periodic statements of the gross receipts, the permitted deductions therefrom, at other expenses (regardless of whether deductible) incurred in connection with the distribution of the Picture and any other information requested by Licensor. Each such repair shall be furnished to Licensor within thirty (30) days after the close of the period for which such report is made. Subject to the provisions of paragraph 13. Distributors shall concurrently with the delivery of each report pay to Licensor any sums to which it may be entitled. All sums paid to Licensor pursue to this Agreement shall be sent to the address specified above or to such other payee and/or address as Licensor may from time to tome designate in writing.
         (b) During the Term of this Agreement and thereafter for not less than three (3) years (but in any event for so long as any dispute may be outstanding with respect to any item, thing or transaction related to the Picture or to Distributor's exercise of its rights hereunder), Licensor shall have the absolute right through its representatives and accountants and at its own cost, at all times during regular business hours to fully examine, except from and copy all books, records, papers, correspondence contracts, vouchers, receipts and all other data relating in any way, directly or indirectly , to the distribution of the Picture and Distributor's exercise of its rights hereunder. During the foregoing period, Distributor shall keep such data reasonable available to Licensor in the event any audit reveals a sum owing to Licensor in the event any audit reveals a sum awing to Licensor of five percent (5%) or more of the sum shown to be payable to Licensor on the statement furnished by Distributor for the month or quarter involved, then Distributor shall on demand, also pay the fees and disbursement of Licensor's representatives and accountants for the audit or examination in which the underpayment was discovered.

     12. PAYMENT, REMITTANCES, AND CURRENCY EXCHANGE.
         (a) As used herein, the words "payment" ,"pay" , "payable", "paid" or words of similar meaning when applied to obligation o Distributor to Licensor mean the actual, receipt by Licensor by the case payment was to have been made in the amount and currency specified herein or by Licensor of either i) cash,
ii) a bank transfer of funds to Licensor's account unencumbered and immediately withdrawable. iii) the unconditional clearance of a check or bank draft drawn on a United States bank. Or IV) the DR down by Licensor of a previously approved and existing letter of credit from a United States bank pursuant to the terms thereof. Payment in any other manner shall not be deemed "paid" t Licensor until the proper amount and currency are actually received and available for expenditure by Licensor and Distributors taxes the risk that any transfer of funds (whether due to the method of transfer failure to obtain necessary permits or otherwise) will not be so received by Licensor within the time periods herein required for particular payments.
         (b) Distributors shall timely obtain all governmental permits necessary to make all payments to Licensor as and when required under this Agreement including the Minimum Guarantee. Distributor shall also pay without limitation any tax, levy or charge, however denominated, imposed or levied by any jurisdiction in the Territory against Distributor, Licensor, or the Picture (excluding only taxes based on Licensor's net income), including (without limitation quotas value added taxes, so called "remittance" and similar taxes, licenses, contingents, turnover taxes, import permits and duties, and national, state, county, city or other taxes, however denominated, relating to or imposed upon the Minimum Guarantee or any part thereof, any other amounts payable to Licensor, film rentals, negatives, prints or other material, or the right or privilege to use the same in connection with the Picture. It is the intent hereof that the Minimum Guarantee and any other amounts payable to Licensor shall be net amounts, free and clear of any tax, levy or charge of whatsoever kind or nature however denominated, and if Distributor claims it is required to deduct any taxes or other sums from any such amounts, Distributor shall present the original government receipt showing the amount paid and deducted. Any tax levy or other tax paid by Distributor pursuant to this Paragraph shall be deemed paid on Licensor's behalf and Licensor shall have the right to treat such payments for all purposes as payments made solely by Licensor. Distributor may, after presentation to Licensor of the original government receipt indicating that any of the foregoing taxes have been duly paid recoup the same as a distribution expense from subsequent sums payable to Licensor hereunder.
         (c) Unless specified otherwise in any Schedule of Additional Currency Remittance provisions attached hereto which Schedule, if attached, is incorporated herein by reference the following currency conversion provisions shall apply.
             (i) Any and all amounts paid or payable hereunder shall be paid in the currency specified herein regarding of the currency of the Territory and Distributors shall make whatever conversion necessary to make such payment.
             (ii) As to amounts payable to Licensor not expressed in a particular currency Distributor shall convert such amounts from the currency a which they were originally earned directly into United States dollars (or such other currency as Licensor may from time to time designate in writing at the rate of exchange prevailing at Chase Manhattan Bank in New York City at the close of the accounting period for which Distributor was obligated to accounting to Licensor hereunder for such earnings.
             (iii) The Minimum Guarantee shall be recouped as, I and when the United States dollars otherwise remittable to Licensor equal the amount of the Minimum Guarantee.
All costs of currency conversion including (without limitation remittance and withholding taxes, banking charges permit fees and transmittal costs shall be the sole responsibility of Distributor and shall not reduce the amounts due Licensor hereunder.
         (d) Any sums payable to Licensor under this Agreement which are not paid when due shall bear interest from the due date until the date of payment at a rate per annum two percent (2%) higher than the prime rate charged from time to time by Chase Manhattan Bank in New York. The foregoing interest payments shall be in addition to any other rights Licensor may have hereunder or at law.

     13. BLOCKED FUNDS, In the event that Distributors shall be prohibited or restricted from making payment of any monies at the time when same are due and payable to Licensor hereunder by reason of the laws of currency regulations within the Territory. Distributors shall promptly so advise Licensor in writing Distributors shall , upon Licensor's request deposit any such blocked funds to the credit of Licensor in a bank or banks or other depository in the Territory designated in writing by Licensor or pay them promptly to such persons or activities as Licensor may designate in writing.

                                   V. CREDITS

     14. Licensor shall have the right to pre-approve all advertising and publicity Distributor uses with respect to the Picture Distributor shall strictly adhere to the credit schedule supplied by Licensor in the main and/or and titles of the Picture and in all advertising and publicity with respect thereto. If Licensor does not provide such a credit schedule, then Distributor must demand same from Licensor in writing before preparing any advertising or publicity for the Picture. The require credits are herein after elected loss credits.
         Provided Distributor complies with and ADVISES by the credits Licensor shall indemnify and hold Distributor harmless from any claim, loss, damage or expense including reasonable legal fees and expenses arising as result of the giving of such credits on the screen or in advertising issued by or under Distributor's control. Distributor shall indemnify and hold Licensor harmless from any claim loss from any claim loss damage or expense (including reasonable legal fees and expenses) arising out of any errors or omissions in the giving of credits on the screen or in advertising issued by or under Distributor's control, or any failure by Distributor to adhere to and observe the credits it Distributor's may aware of any violation of its credits obligation. It shall correct all such violations in the future outgoing such shall not be deemed a cure of any previous breach, nor an election of remedies by Licensor.
         Distributor shall have the right but not the obligation to include in the main and end titles of the Picture and in all advertising and publicity material for the Picture, in a manner which is not inconsistent with other credits for the Picture the words "Distributed by (name of Distributor)", or a similar indication of Distributor's function.
         Distributor shall not make or permit to be made in any advertising, publicity or otherwise, any statements which directly or indirectly, expressly or by implication, constitute or may be understood to be an endorsement of any product, article, or service by Licensor or anyone else associated with the Picture. Any advertising or publicity referring to such person shall be limited to indicated that such person appears in or rendered services in connection with the Picture.

                          DELIVERY RETURN OF MATERIALS

     15. DELIVERY. Delivery of the Picture to Distributor shall be accomplished in the manner hereinafter set forth:
         (a) Within thirty (30) days after Licensor gives notice to Distributor that Licensor is prepared to deliver the Picture. Distributor shall send to Licensor a written order for whatever number of prints or quantity of pre-print materials, advertising materials, accessories, and trailers relating to the Picture ( which together with the Initial Order of Materials described above, are referred to as "Initial Materials") Distributor may require subject to the written approval of Licensor. Licensor will send to Distributor a pro forma invoice setting forth the cost. F.O.B. place of shipment of the Initial Material and Distributor shall pay such cost to Licensor in the currency invoiced. Promptly after receipt of such payment, Licensor shall deliver the Initial Materials to Distributor in the manner provided in paragraph (b) hereof.
         (b) Delivery of the Picture for all purposes hereunder shall consists of sending Distributor either (1) written notice that one or more release print are available to it or (2) a laboratory access letter in substantially the form attached hereto and incorporated herein by reference (the "Laboratory Access Letter') signed by a laboratory having possession or release prints or pre-print material. It shall be in Licensor sole discretion to elect either (1) or (2) above.
         (c) If any interpositives, interrogatives, soundtracks or any other materials (including dubbed or subtitled materials) required for the manufacture of prints (collectively the "Printing Materials") constitute or are induced among the materials shipped to Distributor or manufactured by or on behalf of Distributor , then prior to shipment of any Printing Materials to the laboratory, Distributor shall supply Licensor with a written agreement from the laboratory in substantially the form of the Laboratory Access Letter.
         (d) Licensor shall designate the laboratory in its sole discretion and may change the laboratory at any time, so long as is furnishes Distributor with a signed Laboratory Access Letter from any new laboratories.
         (e) With respect to all prints of the Picture . The Initial Materials. The Printing Materials, advertising accessories and all other material relating to the Picture which shall be procure by distributor which shall be delivered to Distributor or to the laboratory pursuant to this agreement, Distributor shall have all cost and expenses in connection with the shipping, transportation and delivery of such material to Distributor or to the laboratory and the entry into their Territory, including (without limitation) customs duties, packing, forwarding and shipping charges, the cost of fees cans and containers brokerage fees, consular fees, censorship fees and forwarding insurance.

     16. RETURN OF MATERIALS. Upon expiration of the Term or earlier termination of this Agreement Distributor shall at Distributor's sole cost and expense return to Licensor at such location as Licensor shall designate (or Licensor fails to designate any location to the address specified above)
         (a) All prints and preprint material in their original feels, cans or containers, in as good condition as when delivered, subject to reasonable wear and tear.
         (b) All dubbed soundtracks, sub-titled or sub-titling material, and all optical and/or magnetic soundtracks, and/or positive prints of the Picture containing optical and/or magnetic soundtracks, which were manufactured by, for or at the instance of Distributor, whether or not any or said tracks, materials or positive prints are actually used by Distributor in connection with the exercise of the rights licensed hereunder: and
         (c) All other material which was delivered or prepared hereunder.

Notwithstanding the foregoing. Licensor (in its sole discretion may require that all or any portion of the aforementioned materials or parts thereof be destroyed at Distributor's sole cost and under the supervision of a person designated by Licensor, and in such event the Distributor shall deliver to Licensor a duly authenticated certificate of destruction thereof. In the event of any loss, theft or destruction of any print of the Picture or any trailer thereof during the term, Distributor shall furnish Licensor with certification of such loss, theft or destruction within thirty (30) days after any such event.

                              VII. CUTTING ALTERING

     17. CUTTING AND ALTERING. The Picture and any trailers supplied by Licensor shall be exhibited in their original continuity, without change, alteration, interpolation, cut or elimination. Notwithstanding the foregoing sentence, and subject to third party consultation, editing, or approval rights of which Licensor has informed Distributor, Distributor may edit the Picture for the following purposes only:
         (a) To add a foreign language title, which title shall be subject to the approval of Licensor
         (b) Dubbing or subtitling as provided for in Paragraphs 17 and 18 hereof:
         (c) Changes required to secure approval by duly authorized censorship authorities, if, as, and to the extent permitted pursuant to this Agreement; and
         (d) Changes required to secure approval by duly authorized censorship authorities, if as, and to the extent permitted pursuant to this Agreement: and the original tenor and purpose of the Picture, and provided further that Distributor shall consult with Licensor about any significant editing of or changes to the television version of the Picture. In no event may any credit, trademark, trade name, symbol or copyright notice be eliminated or altered. All cuts and other alterations shall be made and restore at Distributor's sole cost and expense.

     18. FOREIGN LANGUAGE VERSIONS.
         (a) Distributor may make foreign language versions of the Picture, dubbed or subtitled, all at Distributor's sole cost and expense (subject to recoupment of same as a distribution expense. Distributor shall consult with Licensor and abide by Licensor's instructions in connection with the cost and preparation of dubbed and/or subtitled versions of the Picture, in any event, Distributor shall strictly conform to all relevant restrictions applicable to artists and other third parties of which Licensor shall advise Distributor. Distributor shall indemnify and hold Licensor harmless from any claims, loss, damage, or expense including reasonable legal fees and expenses) arising out of or in connection with the dubbing or subtitling of the Picture.
         (b) At all times, Licensor shall have access, without cost to:
             (i) any subtitled subtitling material including main and end title credits and any dubbed or dubbing material, of whatever character, which Distributor may cause to be made or created with respect of the Picture or any trailer thereof:
             (ii) any edited versions of the Picture or any trailer thereof which Distributor may cause to be made or created: and
             (iii) any trailers of the Picture which Distributor may cause to be created.

Distributor agrees to maintain printing or recording masters of all such versions or materials during and after the Term of this Agreement at Distributor's cost. Licensor may at its own cost and expense make for its own use from any of the foregoing material such dupe negatives, fine grain prints, magnetic soundtracks and other material of any character as Licensor may deem appropriate Licensor shall also have the right to order from Distributor at the cost charged by the laboratory for reproducing same release prints and trailers of the Picture in such dubbed and/or subtitled and/or edited versions as Distributor may have made or caused to be made. Licensor shall also have the right to order from Distributor all trailers of the Picture which have been substantially created by Distributor at a fee to be negotiated in good faith. Distributor shall execute and deliver to Licensor at the time any of the foregoing material is created, access letters to the applicable film and sound laboratories in substantially the for of the Laboratory Access Letter.
         (c) During the Term and thereafter if Licensor so requests, Distributor shall cause the applicable sound laboratory(ies) to store the original dubbed magnetic soundtracks of the Picture and any trailers thereof which storage shall be at Distributor's sole cost and expense

                          VIII. OWNERSHIP INFRINGEMENT

     19. LEGAL TITLE. Legal title to all prints, pre-print material and other material provided to Distributor hereunder shall at all times remain in Licensor or in the party or parties from whom Licensor obtains the rights herein licensed to Distributor. and legal title in and to any material, including, without limitation, dubbed or subtitled prints and/or pre-print material created by, for or at the instance of Distributor, and all rights (including copyrights) therein shall vest in Licensor upon the creation thereof, subject only to possession and control thereof by Distributor during the Term solely for the purpose of exercise of the rights licensed herein. The goodwill pertaining to the Picture, the characters and the names of the characters and the name of Licensor shall execute, acknowledge and deliver to Licensor any instruments of transfer, conveyance or assignment in or to any such material deemed by Licensor alone or in a combination of other words, and the tradename or trademark or other identification of Licensor shall belong exclusively to Licensor. Distributor shall execute, acknowledge and deliver to Licensor any instruments of transfer, conveyance or assignment in or to any such material deemed by Licensor necessary of desirable to evidence or effectuate Licensor's ownership thereof and in the event that Distributor fails or refuses to execute, acknowledge or deliver any such instrument or documents upon ten (10) days written notice, then Licensor shall be, and Distributor hereby irrevocably nominates, constitutes and appoints Licensor as its true and lawful attorney in fact to execute and deliver all such instruments and documents in Distributor's name or other wise, if being acknowledged that such power is a power coupled with an interest. If requested by Licensor in writing, Distributor will notify Licensor in writing within thirty (30) days following the close of each month during the Term of this Agreement of the location of all prints delivered or utilized hereunder. Except as other wise expressly provided herein. Distributor will not make copies or prints or pre-print material or permit others to do so, nor shall Distributor permit any prints or pre-print material to be removed from Territory.

     20. COPYRIGHT; INFRINGEMENT.
         (a) Distributor shall take all steps and pay any and all fees necessary to protect the Picture and prints delivered or manufactured hereunder by copyright in the Territory, such copyright to be taken in the name of Licensor or as Licensor shall designate, and to renew or extend such copyright.
         (b) Distributor shall promptly take all reasonable legal steps necessary (subject to Licensor's prior approval with regard to the institution of any legal proceeding) to protect the interests of both parties and to obtain redress and to restrain anyone from unauthorized exhibition of the Picture or duplication of any print or the doing of any act which infringes upon the Picture, the prints, any Printing Materials or any advertising materials or the copyrights or trademarks therein. Licensor shall be free to participate in such action using counsel of its choice, at Licensor's expense provided that Licensor's expenses thereof shall be repaid to Licensor out of any recovery in such action, pari passu with Distributor's expenses therein. If Distributor shall not be obligated to, or shall fail or refuse to take any of the foregoing actions, then, in addition to any other rights Licensor shall have hereunder or at law, Licensor may (but shall not be obligated to) do so, in Licensor's and/or Distributor's name. Any recovery from such action undertaken by Licensor shall be paid to Licensor. Any net loss from such action shall be treated as a distribution expense of the Picture under this Agreement.
         (c) Distributor agrees that Licensor shall not be responsible for any unauthorized prints of the Picture or any trailers thereof which may appear in the Territory.
         (d) Distributor shall notify Licensor in writing of the occurrence of any event relation to the provisions of the Paragraph and all actions taken with regard thereto.
         (e) Distributor agrees to submit to Licensor in writing any change of title of the Picture that Distributor wants to use. Licensor shall promptly, either approve or disapprove any such change of title of the Picture by Distributor and if Licensor so disapproves, Distributor shall not use such change of title of the Picture by Distributor and if Licensor so disapproves. Distributor shall not use such change of title of the Picture. Distributor shall indemnify Licensor against any and all damage, costs and expenses, including attorney' fees, and shall relieve Licensor of all liability in connection with any claim or action respecting any change of title of the Picture by Distributor approved by Licensor.

     21. MUSIC PERFORMANCES FEES. Distributor shall pay all royalties or license fees to any performing rights society for the public performance in the Territory of music recorded in the Picture. The rights licensed hereunder are subject in all respects to all rights of composers, authors, music publishers, and performing rights societies with respect to the performance of the music synchronized with the Picture and Distributor shall not permit or authorize any exhibition of the Picture under such circumstances or in such places as may constitute an infringement of any performance rights in any music synchronized with the Picture.

     22. DEFINITIONS. As used herein the following terms shall have the following meanings:
         (a) THE "PICTURE": The "Picture" is individually and collectively the motion picture photoplay(s) listed in Schedule A attached hereto and incorporated herein by this reference, but only in the language or languages specified in Schedule A.
         (b) "VIDEO DEVICE": "Video Device" means a videocassette embodying the Picture which is sold or rented to the public for home us only by means of a playback device directly connected to or forming an integral part of a television receiver or device.
         (c) "MASTER": "Master" means material of a first class technical quality from which duplicated Masters ("Sub-Masters"), suitable for use in the manufacture of Video Devices, can be made.



     23. GRANT OF RIGHTS.
         (a) Subject to the limitations, terms and conditions set forth in this Agreement, Owner hereby grants to Licensee the exclusive right, license and privilege throughout the Territory during the Term to manufacture Video Devices and to sell, rent, advertise and otherwise market such Video Devices to retailer and the public for private home use only. Licensee shall not permit any Video Devices sold or rented by Licensee to be exported out of the Territory.
         (b) Licensee may dub and/or subtitle the Picture (but only in the language or languages set forth in Schedule A); provided that neither Licensee nor any of its licensees shall: (i) otherwise edit the Picture in any manner, including, without limitation, changing the title of the Picture, without Owner's prior written consent: (ii) alter or delete any credit, logo or copyright notice appearing on the Picture; or (iii) include any other motion picture or other material (including advertisements or commercial material) on the Video Device.
         (c) To the extent of Owner's rights therein, Licensee shall have the right to use and authorize others to use the name, physical likeness (whether by photograph or otherwise) and voice of any person who appears recognizably in the Picture, solely for the purpose of advertising, publicizing or exploiting Video Devices of the Picture; provided that:

             (i) Licensee shall, and shall cause its licensees to, strictly abide by all relevant restrictions imposed upon Owner with respect to the use of any person's name likeness and/or voice pursuant to this subparagraph 2(c); and

             (ii) The name, likeness and/or voice of any person shall not be used as a direct or indirect endorsement of any product, services or commodity.

         (d) Notwithstanding anything to the contrary contained herein, the rights granted to Licensee hereunder do not include the right to use or permit the use of any Video Devices for viewing in any place of public assembly where an admission fee or viewing fee is charged, for broadcast by television or cable, whether free or pay, for theatrical exhibition, or for broadcast or exhibition in hotels, military camps and installations, embassies, prisons, busses, oil rigs, aircraft, ships, educational institutions, hospitals or by other so-called "non-standard" or "non-theatrical" means, now known or hereafter devised.
         (e) All rights to the Picture which have not been granted to Licensee pursuant to Paragraph 2(a) above are hereby expressly reserved to Owner and Owner shall be entitled to exercise, exploit and/or dispose of any such reserved rights throughout the world (including without limitation in the Territory; at any time without prior notice or any obligation to Licensee whatsoever.

     24. OBLIGATIONS OF LICENSEE.
         (a) Licensee shall use its best efforts, skill and ability in the manufacture, distribution, marketing and other exploitation of Video Devices hereunder.
         (b) Licensee shall strictly comply with all contractual requirements for advertising credit to persons who rendered services or furnished materials in connection with the Picture of which Owner notifies Licensee.
         (c) Licensee shall include on the Picture (if not already thereon), the Video Devices and the packaging thereof: (i) the name and logo of Owner or Owner's designee in a size and location specified by Owner: and (ii) the following statement and copyright notice (the year of copyright for each Picture being set forth in Schedule A):

                        "LICENSED BY ___________________"
             "-C- _______________,  19________, All Rights Reserved"

Licensee may also include its name and logo on the Video Devices and the packaging thereof, but only in a size of type no larger than seventy-five percent (75%) of the size of type used to display Owner's name and logo, and only in a location approved by Owner in writing.

Licensee shall also include on the Picture (in the very beginning of the Picture), the Video Devices and the packaging thereof, the packaging thereof, the following legend in prominent type and in the language specified in Schedule A.
     "WARNING: FOR PRIVATE HOME USE ONLY ANY UNAUTHORIZED COPYING, HIRING, LENDING OR PUBLIC PERFORMANCE OF THIS PROGRAM IS PROHIBITED BY LAW, VIOLATORS WILL BE SUBJECT TO PROSECUTION."

         (d) Licensee shall be solely responsible for all manufacturing, distributing, marketing, advertising and all other cost incident to the exploitation of the rights granted hereunder.

     25. PAYMENTS.
         (a) Licensee shall timely obtain all governmental permits necessary to make all payments to Owner as and when required under this Agreement Notwithstanding anything to the contrary contained herein, there shall be no deductions whatsoever from the Advance or any other payments made to Owner hereunder on account of bank charges, withholding or remittance taxes (however denominated), conversion taxes or for any other reason, it being the intent hereof that the Advance and any other amounts payable to Owner hereunder shall be net amounts, free and clear of any tax, levy or charge whatsoever.
         (b) Licensee shall submit to Owner a statement setting forth in detail the computation of royalties earned during the preceding accounting period, including, without limitation, the number of Video Devices sold or rented during such period, the price of each Video Device sold or rented and the royalty per Video Device. Each statement shall be accompanied by payment of the royalties due and payable in accordance with this Agreement. Said statements shall be rendered on the first day of each month with respect to the monthly period ending thirty (30) days prior thereto, except that subsequent to the first two
(2) years of the Term, said statements shall be rendered within thirty (30) days following the last day of March, June, September and December of each year with respect to the immediately preceding calendar quarter. Timely payment by Licensee is the essence of this Agreement. Interest at a rate equal to the lesser of twenty percent (20%) per annum or the highest rate permissible under the laws of the State of California shall accrue on any amount due and not paid hereunder, calculated from and after the date upon which such amount was due until the date of payment.
         (c) Royalties shall be computed in the national currency of the Territory and shall be paid to Owner in United States Dollars at the rate of exchange prevailing at Chase Manhattan Bank in New York City on the last day of business of the applicable quarterly accounting period: provided, that if such royalties shall not be paid within the time period provided in subparagraph 6(b) above, such royalties shall be paid at the highest rate of exchange prevailing between the due date and the date of payment.
         (d) Licensee shall keep true and accurate books and records of sales and rentals of Video Devices hereunder. Owner shall have the right from time to time to audit and make extracts of the books and records of Licensee, its subsidiaries, affiliates and licensees, wherever the same may be located, insofar as said books or records pertain to the manufacture, sale or rental of Video Devices hereunder. Any such audit shall take place upon not less than seven (7) days advance written notice, during normal business hours of normal business days and at reasonable intervals. Any such audit shall take place upon not less than seven (7) days advance written notice, during normal business hours of normal business days and at reasonable intervals. And such audit shall be at Owner's expense unless a discrepancy in the amount of ten percent (10%) or more is discovered, in which event Licensee shall bear the cost of such audit. In the vent that the calculation of royalties hereunder is determined by a computer based system, than the "books of records" of Licensee shall include, without limitation, the machine sensible data (e.g. punch cards, magnetic tapes, discs, etc.) utilized by such system and the related documentation describing such system.

     26. MUSIC SYNCHRONIZATION AND PERFORMANCE FEES. The rights granted to Licensee under this Agreement are subject in all respects to the rights of composers, authors, music publishers and performing rights societies of all music embodied in the Picture and licensee shall pay any and all applicable royalties or license fees to any and all such persons and organizations arising out of the manufacture and/or exploitation of Video Devices in the Territory.

     27. Effect of Expiration or Termination. Upon the expiration or termination of the Term of this Agreement, for whatever reason, Licensee and its licensees shall immediately cease all manufacturing of Video Devices, and all material in Licensee's possession or control used in the manufacture of Video Devices (including, but not limited to, Masters and Sub-Masters) and all Video Devices in Licensees possession or control shall promptly, at the option of Owner and upon its written instructions, either:
         (i) be shipped by Licensee to Owner or Owner's designee, at Owner's cost; or
         (ii) be destroyed by Licensee under the supervision of Owner or Owner's designee, or Owner's written request, destroyed by Licensee without such supervision, provide Licensee provides Owner with an affidavit of such fact, sworn to by a principal officer of Licensee.

Licensee shall not manufacture or permit the manufacture of a greater number of Video Devices during the last six (6) months of the Term than were manufactured during the immediately preceding six (6) months of the Term.

     28. PROTECTION OF VIDEO DEVICES. Licensee shall take all steps and pay any and all fees necessary to protect the copyright in the Picture and the Video Devices, and all material manufactured or delivered hereunder, in the Territory, and, if applicable, to renew or extend such copyright. Licensee shall promptly take all reasonable legal steps necessary (subject to Owner's prior approval with respect to the institution of any legal proceeding). To protect the interests of Owner and Licensee in the Picture and the Video Devices, and to obtain redress and restrain any third party from any authorized use of the Picture or Video Devices or from the duplication of any print or the doing of any act which infringes upon the Picture or any materials manufactured or delivered hereunder. Owner shall be free to participate in such action using counsel of its own choice, at Owner's expense provided that Owner's expenses thereof shall be repaid to Owner out of any recovery from such action, pari passu with the repayment to Licensee of its expenses. If Licensee shall fail or refuse to take any of the foregoing actions, then, in addition to any of the rights which Owner shall have hereunder or at law or in equity, Owner may (but shall not be obligated to) take such action n Owner's and/or Licensee's name in which event any recovery from such acting undertaken by Owner shall be the sole property of Owner, Licensee shall notify Owner in writing of the occurrence of any event relating to the provisions of this paragraph and all actions taken with regard thereto.

                             IX. BREACH: TERMINATION

     29. BREACH. Any of the following occurrences shall constitute a material breach of this Agreement by Distributor and at any time after the occurrence thereof (or of any other material breach hereof) Licensor shall have the right to terminate this Agreement, effective immediately upon sending notice to such effect to Distributor, without refunding or rebating any amounts whatsoever to Distributor (Licensor being entitled to retain such amounts by way of partial liquidated damages):
         (a) Any failure to pay any sum due Licensor as and when required hereunder, it being agreed that time is of the essence with regard to all payments:
         (b) Distributor's failure to order and pay for the Initial Material when and as called for in Paragraph 15 above.
         (c) The shipment or transportation of any print. Printing Materials or other materials relating to the Picture outside the Territory either by Distributor or by any other person with the knowledge, consent or through the negligence of Distributor, without Licensor's written authorization:
         (d) Any failure on the part of Distributor to comply with Distributor's Release Obligations as set forth in Section III above.
         (e) The reproduction or copying without Licensor's written authorization of any print or Printing Materials of the Picture either by Distributor by any other person with the knowledge, consent or through the negligence of Distributor:
         (f) Distributor's ceasing to engage in the business of motion picture distribution for a continuous period of thirty (30) days:
         (g) Any substantial change in the ownership or control of Distributor, or the dissolution, merger or consolidation of Distributor, without Licensor's written consent.
         (h) The entry by any party of any final judgment against Distributor which shall remain unsatisfied or unstayed for a period of thirty (30) days:
         (i) The filing of any voluntary or involuntary petition in bankruptcy or institution of any other insolvency proceeding by or against Distributor, which is not dismissed within thirty (30) days:
         (j) The appointment of a trustee, receiver or similar official for a substantial portion of Distributor's assets, which appointment is not discharged or vacated within thirty (30) days:
         (k) Distributor's making of a general assignment for the benefit of creditors: or
         (l) Distributor's failure within ten (10) days after demand by Licensor to remedy completely any other act or failure constituting a breach of this Agreement.

A material breach of this Agreement may be treated by Licensor as a material breach under all other licenses and agreements between Licensor and Distributor, and shall entitle Licensor, at its option, to terminate any or all of same.

     30. TERMINATION. Upon the termination of this Agreement by Licensor for any reason, all rights of Distributor hereunder shall terminate and, except as specifically provided in this Agreement to the contrary, Licensor shall have the right to collect and retain for Licensor's own account all monies due or to become due to Distributor under any license or agreement theretofore made by Distributor with respect to the exhibition, distribution or other exploitation of the Picture, all such licenses and agreements, and all monies payable thereunder, being automatically assigned to Licensor in such event. Distributor shall execute, acknowledge and deliver to Licensor any and all further assignments and instruments deemed by Licensor necessary or desirable to evidence or effectuate such assignment and, in the event that Distributor fails or refuses to execute, acknowledge or deliver to licensor any such assignments or instruments upon then (10) days written notice, then Licensor shall be, and Distributor hereby irrevocably nominates, constitutes and appoints Licensor as Distributor's true and lawful attorney-in-fact to execute and deliver all such assignments and instruments in Distributor's name or otherwise, it being acknowledged that such power is a power coupled with an interest. Further, in the event of termination hereof Distributor shall comply fully with Licensor's instructions and with the provisions of Paragraph 16 above in connection with the redelivery of all materials relating to the Picture. Licensor shall continue to be entitled, notwithstanding termination of this agreement, to incur and to recover from Distributor reasonable legal and/or collection agency fees and expenses in order to enforce the provisions of this Agreement Licensor may exercise any of the rights herein provided in addition to and without prejudice to any other rights or remedies Licensor may have against Distributor under this Agreement or at law or in equity.

     31. FORCE MAJEURE
         (a) Should the production or delivery of the Picture be hampered, interrupted or interfered with by reason of fire, flood, casualty , lockout, strike, labor condition, unavoidable accident, national calamity, mechanical or other breakdown of electrical or sound equipment, failure or delay on the part of any laboratory or supplier, delay in or lack of transportation, export embargo, riot, war, civil commotion, act of God, the act of any legally constituted authority or by any other cause or causes (whether similar or dissimilar to the foregoing) beyond the reasonable control of Licensor. then Licensor'' obligations in respect of the Picture shall be suspended during the period or occurrence of such event, and Distributor shall not be entitled to claim damages from Licensor or to cancel this Agreement.
         (b) Furthermore. Licensor shall not be liable for any failure, misfeasance, malfeasance or non-feasance or any carrier, transportation agency, laboratory or any other persons, firms or corporations, or for any causes not within the reasonable control of Licensor, or for any action, omission or delay not directly due to the negligence or default of Licensor or its authorized employees. In any of such events. Licensor shall be discharge from any liability whatsoever and any and all claims arising therefrom are hereby expressly waived by distributor.
         (c) notwithstanding anything in this Agreement to the contrary, in no event shall Licensor be liable for lost profits or consequential damages of any kind, whether or not Licensor is advised of the possibility of such damages and whether or not any or all of such damages are attributable to Licensor's acts or omissions.

     32. INDEMNITY. Distributor shall upon Licensor's request at any time or times during or after the term of this Agreement. indemnify Licensor, its officers, directors, agents, employees, parents. Subsidiaries, affiliates, successors, and assigns and hold it and each of them harmless from and against any claim, loss, damage or expense ( including reasonable legal fees and expenses) arising out of or in connection with any breach by Distributor of any covenant, agreement, representation or warranty made in this Agreement or any agreement, act or omission of Distributor, its Subsidiaries, affiliates, successors or assigns, or the officers, directors, agents or employees of the foregoing relating to the advertising, distribution or exhibition of the Picture (including trailers thereof and advertising accessories.)

                                  X. ASSIGNMENT

     33. ASSIGNMENT. Licensor may freely, at any time or times, assign this Agreement or all or any portion of Licensor's rights or obligations hereunder. Neither the license herein granted to Distributor nor this Agreement may be assigned, sublicensed, sold or otherwise disposed of by distributor, in whole or in part either voluntarily or by operation of law, without the written consent of Licensor, It being agreed that the Picture shall be distributed only by Distributor or its Subsidiaries throughout the Territory. Any attempted or purported assignment or other disposition by distributor in violation of this providing shall be null and void and of no force or effect: As used herein, a "Subsidiary" shall mean any entity in which Distributor, or any officer, director, shareholder., or employee of Distributor, owning ten percent (10%) or more of the outstanding stock or other equity of Distributor, shall have any interest, directly or indirectly in the operation thereof.

                             XI. GENERAL CONDITIONS

     34. NO JOINT VENTURE. Nothing in this Agreement shall be construed to create or evidence a joint venture, partnership or agency relationship between the parties hereto Neither party shall hold itself out contrary to the terms of this Paragraph and neither party shall become liable by any representation, acts, or omissions of the other. This Agreement is not for the benefit of any third party and shall not be deemed to create or evidence any right or remedy of any such third party, whether referred to herein or not.

     35. NO WAIVER. No waiver by either party hereto of any breach of any provision of this Agreement shall be deemed to be a waiver of (i) any preceding or succeeding breach of the same provision or (ii) any breach of any other provision of this Agreement, and no waiver shall be effective unless made in writing and then only to the extent specifically set forth. The exercise of any rights granted to either party hereunder shall not operate as a waiver of any default or breach on the part of the other party hereto. Each and all of the several rights and remedies of the parties hereunder shall be construed as cumulative and no one of them as exclusive of the others or of any right or priority allowed by law.

     36. SEVERABILITY. Nothing in this Agreement shall be construed so as to require the commission of any act contrary to law. and wherever there is any conflict between any provisions of this Agreement and any statue, law or ordinance, contrary to which the parties have no legal right to contract. the latter shall prevail, bin in such event the provision of this Agreement affected shall be curtailed and limited only to the extent necessary to bring it within the legal requirements.

     37. CAPTIONS. Captions and paragraph headings contained in this Agreement are for convenience only and shall not be considered for any purpose in interpreting or construing this Agreement.

     38. ARBITRATION: APPLICABLE LAW: SERVICE OF PROCESS. This Agreement is entered into pursuant to the laws of the State of California and shall be interpreted in accordance with the laws applicable to agreements entered into and wholly performed therein. Any controversy or claim arising out of or relating to this Agreement or the validity, construction or performance of this agreement, or the breach thereof, shall be resolved by arbitration in accordance with rules and procedures of the American film Marketing Association ("AFMA") as such may be amended from time to time, which rules and procedures are incorporated into and made a part of this Agreement by reference. The parties agree to abide by and perform in accordance with any award rendered by the arbitrator in such arbitration proceedings and that judgements of a court having jurisdiction may be entered upon such award. In the event such rules and procedures of AFMA do not exist at the time such claim arises, Distributor hereby consents to the jurisdiction of the State and Federal Courts in the County of Los Angeles, California and Distributor hereby irrevocable appoints

--------------------------------------------------------------------------------
of Los Angeles, California or the Secretary of State of the State of California as its agent to receive service of process in connection with any action between Licensor and Distributor arising out this Agreement which is brought by Licensor in a State or Federal Court in California. In the event the blank space in this Paragraph is not filled in. Distributor shall be deemed to have appointed the Secretary of the State of California and its said agent.

     39. MODIFICATION. This Agreement including all Schedules and any other exhibits or attachments made a part hereof, is complete and constitutes the entire agreement between the parties regarding the subject matter hereof, all prior understandings (oral or written), if any, having been supersede hereby. No officer, employee ore representative of either party has any authority to make any representation or promise in connection with this Agreement or the subject matter hereof which is not contained herein and each party acknowledges that it has not executed this Agreement in reliance upon any such representation or promise. No reported modification or amendment to this Agreement shall be effective unless in writing signed by the parties hereto.

     40. INCONSISTENCY. In the event of inconsistency or variation between the provisions of this document and any Schedules, exhibits, or attachments made a part hereof, the latter shall prevail.

                                  XII. NOTICES

     41. NOTICES. All notices required or desired to be given hereunder shall be in writing unless otherwise herein specified and shall be transmitted by personal delivery or by prepaid telegram, cable or telex ore prepaid air mail. Licensor's and Distributor's respective addresses for notices shall be as set forth above. Either party may change its address for notices by so advising the other party in writing. All notices given by mail shall bed deemed given when received but in any event not later than five (5) days from the date of deposit in the mail. All notices sent by telegram, cable or telex shall be deemed given when received by in any event not late than two (20 days from the date of deposit in the telegraph or cable office or with respect to a telex from the date of transmission of such telex all notices given by personal delivery shall be deemed given when received.

     OVERSEAS FILMGROUP, INC                      RACING PICTURES
--------------------------------------     -------------------------------------
             Licensor                                       Distributor


BY: /s/ Lisa Wacht                         BY: /s/ Alessandro Fracassi
   -----------------------------------        ----------------------------------
     ITS:                                         ITS:
         -----------------------------                --------------------------

                                        1
                          LICENSE AGREEMENT/SCHEDULE A

THIS AGREEMENT is entered into as of        June 30th, 1988       by and between
                                    ------------------------------
SPECTRUM ENT.  c/o OVERSEAS FILMGROUP, 8800 Sunset Blvd., # 302,
--------------------------------------------------------------------------------
L.A., CA  90069 ("Owner/Licensor")
--------------------------------------------------------------------------------
and  RACING PICTURES, Via Dei Tre Orologi 10, 00197 Roma,  Italy
     ---------------------------------------------------------------------------

                                                        ("Distributor/Licensee).
-------------------------------------------------------

As used in this Agreement, the following terms shall have the meanings indicated:
          ----------------------------------------------------------------------

                                   DEAL TERMS

Picture: SAKURA KILLERS starring Chuck Connors, directed by Richard Ward.

Territory: ITALY Only.

TERM:   Seven (7)    years commencing on        June 30, 1988                  .
     ----------------                   ---------------------------------------
The term shall be subject to events of force majeure.

The rights licensed herein:   VIDEOGRAMMES Only

Language version:
                              Italian Version only

Distribution Terms:

  (a) Minimum Guarantee:      USD 5,000.00        ,payable as follows:
                        --------------------------
                              USD  5,000.00       no later than ten (10) days
                                                  after delivery of acceptable
                                                  1" Master (at Distributor's
                                                  sole cost), and M&E Track on
                                                  loan.


                  PAYMENTS TO BE MADE TO OVERSEAS FILMGROUP INC.



Disposition of Gross Receipts:

THEATRICAL AND NON-THEATRICAL: Distributor is authorized to recoup distribution expenses as per Article 6A. Thereafter, all gross receipts shall be divided
N/A to Licensor and N/A to Distributor.

VIDEOGRAMMES: With respect to each Video Device sold, Distributor shall pay Licensor a sum equal to 20% of the gross wholesale price of such Video Device and 20% of Distributor's gross receipts from any other form of Video Device distribution.





RECOUPMENT OF THE ADVANCED MINIMUM GUARANTEE: Distributor is authorized to recoup the advanced minimum guarantee from Licensor's share of gross receipts in the amount of the equivalent local currency at the date when the advanced minimum guarantee is paid. Distributor is also authorized to recoup cost of dubbing Picture into Italian.

                                                                   INITIALS
                                                                 /s/ RL /s/ AF
                                                                  ----------

                                        2
Holdbacks on exercise of rights retained by Licensor: Those checked below for the duration indicated thereafter:

[   ] Free Television Distribution Rights.             Duration:  N/A
                                                                 ---------------
[   ] Pay Television Distribution Rights.              Duration:  N/A
                                                                 ---------------
[   ] Video Cassette and Disc Distribution Rights.     Duration:  N/A
                                                                 ---------------
[   ] Other:                                           Duration:  N/A
            --------------------------------------               ---------------


Holdbacks on exercise rights licensed herein: Those checked below, for the duration indicate thereafter:

[   ] Free Television Distribution Rights.             Duration:  N/A
                                                                 ---------------
[   ] Pay Television Distribution Rights.              Duration:  N/A
                                                                 ---------------
[   ] Video Cassette and Disc Distribution Rights.     Duration:  N/A
                                                                 ---------------
[   ] Other:                                           Duration:  N/A
            --------------------------------------               ---------------

Distributor's Release Obligations: TO BE MUTUALLY AGREED UPON ONE MONTH PRIOR TO RELEASE

Key Cities:

Minimum Initial Release:__________________cities, including at least __________________Key Cities, not later than___________________months after__________________________

Minimum Initial Print Order:_______________________________

Minimum Advertising Expenditures:_______________within________________months after__________________________

Maximum Deductions For Advertising Expenditures:________________________________

Initial order of materials: Distributor hereby orders at least the materials described in the attached Schedule of Initial Order of Materials (which, if attached, is incorporate4 herein by reference).

Additional Licensor approvals: Licensor shall have the additional approval and/or consultation rights described in the attached Schedule of Additional Licensor Approvals (which, if attached, is incorporated herein by reference).

Applicable law:   CALIFORNIA
               -----------------------------------

Additional Terms and Conditions:

          Distributor is authorized to release picture through Image Video.

          Licensor shall remain sole owner of Italian Soundtracks.




                                                                   INITIALS
                                                                 /s/ RL /s/ AF
                                                                  ----- -----

                                        1
                         LICENSE AGREEMENT / SCHEDULE A

THIS AGREEMENT is entered into as of April 30, 1991 by and between Spectrum Entertainment Group PLC c/o Overseas Filmgroup Inc., 8800 Sunset Blvd. Ste. 302, Los Angeles, CA 90069, ("Owner/Licensor") and Racing Pictures, s.r.l., Via dei tre Orologi 10, 00197 Roma, Italy (Tel 39 6 808 3645, Fax 39 6 808 8691)
("Distributor/Licensee").

As used in this Agreement, the following terms shall have the meaning indicated:



                                   DEAL TERMS

Picture: SCARED ALIVE starring Barry Dove, Rick Dean, Red McVay, produced and directed by Bill Naud

Territory:  ITALY ONLY.

Term: 11 1/2 years commencing on January 1, 1989 and ending on July 1, 2001. The term shall be subject to events of force majeure.

The rights licensed herein: VIDEOGRAMMES, PAY & FREE TELEVISION ONLY.

Language version: ITALIAN DUBBED LANGUAGE VERSION ONLY. Distributor agrees to make at its sole cost and expense such dubbed version of the picture. Distributor is expressly prohibited from exploiting any language version other than the dubbed version authorized herein.

Distribution Terms:

(a) Minimum Guarantee: USD15,000.00, [see Additional Terms & Conditions (f)], NET, payable as follows:
      USD 3,000.00 Upon signature of this Agreement.
     USD12,000.00 Within forty-five (45) days notification by Licensor that materials are ready for delivery at Distributor's own cost.

               BANKING INFORMATION FOR WIRE TRANSFERS:
                    MERCANTILE NATIONAL BANK
          1840 Century Park East,  Los Angeles, CA  90067
            ACCOUNT OF:  OVERSEAS FILMGROUP, INC.,  ACCOUNT #  002-203081
                   PLEASE REFERENCE FILM TITLE


Disposition of Gross Receipts:

VIDEOGRAMMES: With respect to each Video Device sold, Distributor shall pay Licensor a sum equal to 25% (Twenty-Five Percent) of the Distributor's gross wholesale price of such Video Device sold by Distributor and 25% (Twenty-Five Percent) of Distributor's gross receipts from any other form of Video Device distribution.

PAY & FREE TELEVISION: 75% (Seventy-Five Percent) to Licensor and 25% (Twenty-Five Percent) to Distributor. Distribution expenses as per Article 6A to be deducted from Licensor's share.

RECOUPMENT OF THE ADVANCED MINIMUM GUARANTEE: Distributor is authorized to recoup the advanced minimum guarantee from Licensor's share of gross receipts in the amount of the equivalent local currency at the date when the advanced minimum guarantee is paid.




AGREED AND ACCEPTED:                       AGREED AND ACCEPTED:

/s/ Robert Little                          /s/ Alessandro Fracassi
--------------------------------------     -------------------------------------
("Owner/Licensor")                         ("Distributor/Licensee")

Delivery: THIS PICTURE IS AVAILABLE FOR IMMEDIATE DELIVERY.




Key Cities:
Minimum Initial Release: N/A cities, including at least ___ Key Cities, not later than ___ months after ___.
Minimum Initial Print Order: N/A
Minimum Advertising Expenditures: N/A within ___ months after ___.
Maximum Deductions for Advertising Expenditures: N/A

Initial order of materials: Distributor hereby orders at least 1 - 35mm Print and separate soundtrack and/or one (1) 1" SUB MASTER video tape.

Additional Licensor approvals: Licensor shall have the additional approval and/or consultation rights described in the attached Schedule of Additional Licensor Approvals (which, if attached, is incorporated herein by reference.).




Applicable law: CALIFORNIA

Additional Terms and Conditions:

(a) Reporting shall be quarterly.

(b) Distributor grants to Licensor the right to purchase at current market rate, copies of the subtitled and/or dubbed versions, posters, etc., created by Distributor; at Licensor's sole cost and expense.

(c) Distributor shall only license to stations the telecast of which is transmitted from within the licensed territory and the signal of which is received primarily inside the licensed territory.

(d) Distributor shall advise Licensor immediately in writing of the Release Date in each Media Licensed.

(e) Nothwithstanding "Article (b) Paragraph 12" of the standard terms and conditions hereunder, Licensee is authorized to deduct the withholding tax of 8% (Eight Percent) between the USA and Italy. All other standard terms and conditions remain in force.

AGREED AND ACCEPTED:                       AGREED AND ACCEPTED:

/s/ Robert Little                          /s/ Alessandro Fracassi
--------------------------------------     -------------------------------------
("Owner/Licensor")                         ("Distributor/Licensee")

                                        1
                          LICENSE AGREEMENT/SCHEDULE A

THIS AGREEMENT is entered into as of    June 30th, 1988         by and between
                                    ----------------------------
SPECTRUM ENT.  c/o OVERSEAS FILMGROUP, 8800 Sunset Blvd., #302, L.A.,
--------------------------------------------------------------------------------
CA  90069 ("Owner/Licensor")
--------------------------------------------------------------------------------
and  RACING PICTURES, Via Dei Tre Orologi 10  00197 Roma,  Italy
     ---------------------------------------------------------------------------

                                                     ("Distributor/Licensee").
----------------------------------------------------

As used in this Agreement, the following terms shall have the meanings indicated:
          ----------------------------------------------------------------------

                                   DEAL TERMS


Picture: SCARED ALIVE starring Barry Dove, directed by Bill Naud

Territory: ITALY Only.

TERM:  Seven (7)    years commencing on   June 30, 1988               .   The
     ---------------                   -------------------------------
term shall be subject to events of force majeure.

The rights licensed herein:   VIDEOGRAMMES Only

Language version:
                              Italian Version Only

Distribution Terms:

  (a) Minimum Guarantee       USD 3,000.00             payable as follows:
                       --------------------------------
                              USD  3,000.00            no later than ten (10)
                                                       days after delivery of
                                                       acceptable 1" Master (at
                                                       Distributor's sole cost),
                                                       and M&E Track on loan.


                  PAYMENTS TO BE MADE TO OVERSEAS FILMGROUP INC


Disposition of Gross Receipts:

THEATRICAL AND NON-THEATRICAL: Distributor is authorized to recoup distribution expenses as per Article 6A. Thereafter, all gross receipts shall be divided
N/A to Licensor and N/A to Distributor.

VIDEOGRAMMES: With respect to each Video Device sold, Distributor shall pay Licensor a sum equal to 20% of the gross wholesale price of such Video Device and 20% of Distributor's gross receipts from any other form of Video Device distribution.





RECOUPMENT OF THE ADVANCED MINIMUM GUARANTEE: Distributor is authorized to recoup the advanced minimum guarantee from Licensor's share of gross receipts in the amount of the equivalent local currency at the date when the advanced minimum guarantee is paid. Distributor is also authorized to recoup cost of dubbing Picture into Italian.




                                                                   INITIALS
                                                                 /s/ RL /s/ AF
                                                                  ----- -----

                                        2
Holdbacks on exercise of rights retained by Licensor: Those checked below for the duration indicated thereafter:

[   ] Free Television Distribution Rights.             Duration:  N/A
                                                                 ---------------
[   ] Pay Television Distribution Rights.              Duration:  N/A
                                                                 ---------------
[   ] Video Cassette and Disc Distribution Rights.     Duration:  N/A
                                                                 ---------------
[   ] Other:                                           Duration:  N/A
            --------------------------------------               ---------------

Holdbacks on exercise rights licensed herein: Those checked below, for the duration indicate thereafter:

[   ] Free Television Distribution Rights.             Duration:  N/A
                                                                 ---------------
[   ] Pay Television Distribution Rights.              Duration:  N/A
                                                                 ---------------
[   ] Video Cassette and Disc Distribution Rights.     Duration:  N/A
                                                                 ---------------
[   ] Other:                                           Duration:  N/A
            --------------------------------------               ---------------

Distributor's Release Obligations: TO BE MUTUALLY AGREED UPON ONE MONTH PRIOR TO RELEASE.

Key Cities:

Minimum Initial Release:____________________cities, including at least _____________Key Cities, not later than months after____________________________

Minimum Initial Print Order:______________________________

Minimum Advertising Expenditures:__________________within__________________
months after________________________________________

Maximum Deductions For Advertising Expenditures:________________________________

Initial order of materials: Distributor hereby orders at least the materials described in the attached Schedule of Initial Order of Materials (which, if attached, is incorporate4 herein by reference).

Additional Licensor approvals: Licensor shall have the additional approval and/or consultation rights described in the attached Schedule of Additional licensor Approvals (which, if attached, is incorporated herein by reference).

Applicable law: CALIFORNIA

Additional Terms and Conditions:

          Distributor is authorized to release picture through Image Video.

          Licensor shall remain sole owner of Italian Soundtracks.




                                                                   INITIALS
                                                                 /s/ RL /s/ AF
                                                                  ----- -----

                                        1
                         LICENSE AGREEMENT / SCHEDULE A

THIS AGREEMENT is entered into as of April 30, 1991 by and between Overseas Filmgroup Inc., 8800 Sunset Blvd. Ste. 302, Los Angeles, CA 90069, ("Owner/Licensor") and Racing Pictures, s.r.l., Via dei tre Orologi 10, 00197 Roma, Italy (Tel 39 6 808 3645, Fax 39 6 808 8691) ("Distributor/Licensee").

As used in this Agreement, the following terms shall have the meaning indicated:



                                   DEAL TERMS

Picture: SHAPE UP starring Daniel greene, Alice Moore, produced by Jose Frade, directed by Marice Tobias.

Territory:  ITALY ONLY.

Term: 11 1/2 years commencing on January 1, 1989 and ending on July 1, 2001. The term shall be subject to events of force majeure.

The rights licensed herein: VIDEOGRAMMES, PAY & FREE TELEVISION ONLY.

Language version: ITALIAN DUBBED LANGUAGE VERSION ONLY. Distributor agrees to make at its sole cost and expense such dubbed version of the picture. Distributor is expressly prohibited from exploiting any language version other than the dubbed version authorized herein.

Distribution Terms:

(a) Minimum Guarantee: USD30,000.00, [see Additional Terms & Conditions (f)], NET, payable as follows:
      USD 6,000.00 Upon signature of this Agreement.
     USD24,000.00 Within forty-five (45) days notification by Licensor that materials are ready for delivery at Distributor's own cost.

               BANKING INFORMATION FOR WIRE TRANSFERS:
                    MERCANTILE NATIONAL BANK
          1840 Century Park East,  Los Angeles,  CA  90067
       ACCOUNT OF:  OVERSEAS FILMGROUP, INC.,  ACCOUNT #  002-203081
                   PLEASE REFERENCE FILM TITLE

Disposition of Gross Receipts:

VIDEOGRAMMES: With respect to each Video Device sold, Distributor shall pay Licensor a sum equal to 25% (Twenty-Five Percent) of the Distributor's gross wholesale price of such Video Device sold by Distributor and 25% (Twenty-Five Percent) of Distributor's gross receipts from any other form of Video Device distribution.

PAY & FREE TELEVISION: 75% (Seventy-Five Percent) to Licensor and 25% (Twenty-Five Percent) to Distributor. Distribution expenses as per Article 6A to be deducted from Licensor's share.

RECOUPMENT OF THE ADVANCED MINIMUM GUARANTEE: Distributor is authorized to recoup the advanced minimum guarantee from Licensor's share of gross receipts in the amount of the equivalent local currency at the date when the advanced minimum guarantee is paid.


AGREED AND ACCEPTED:                       AGREED AND ACCEPTED:

/s/ Robert Little                          /s/ Alessandro Fracassi
--------------------------------------     -------------------------------------
("Owner/Licensor")                         ("Distributor/Licensee")

Delivery: THIS PICTURE IS AVAILABLE FOR IMMEDIATE DELIVERY.




Key Cities:
Minimum Initial Release: N/A cities, including at least ___ Key Cities, not later than ___ months after ___.
Minimum Initial Print Order: N/A
Minion Advertising Expenditures: N/A within ___ months after ___.
Maximum Deductions for Advertising Expenditures: N/A



Initial order of materials: Distributor hereby orders at least 1 - 35mm Print and separate soundtrack and/or one (1) 1" SUB MASTER video tape.

Additional Licensor approvals: Licensor shall have the additional approval and/or consultation rights described in the attached Schedule of Additional Licensor Approvals (which, if attached, is incorporated herein by reference.).




Applicable law: CALIFORNIA

Additional Terms and Conditions:

(a) Reporting shall be quarterly.

(b) Distributor grants to Licensor the right to purchase at current market rate, copies of the subtitled and/or dubbed versions, posters, etc., created by Distributor; at Licensor's sole cost and expense.

(c) Distributor shall supply Licensor with two (2) Free VHS copies of the Release Videocassette in the Original Packaging as created by Distributor plus two (2) copies of the Video Slick.

(d) Distributor shall only license to stations the telecast of which is transmitted from within the licensed territory and the signal of which is received primarily inside the licensed territory.

(e) Distributor shall advise Licensor immediately in writing of the Release Date in each Media Licensed.

(f) Nothwithstanding "Article (b) Paragraph 12" of the standard terms and conditions hereunder, Licensee is authorized to deduct the withholding tax of 8% (Eight Percent) between the USA and Italy. All other standard terms and conditions remain in force.

AGREED AND ACCEPTED:                       AGREED AND ACCEPTED:

/s/ Robert Little
--------------------------------------     -------------------------------------
("Owner/Licensor")                         ("Distributor/Licensee")

                                        1
                         LICENSE AGREEMENT / SCHEDULE A


THIS AGREEMENT is entered into as of April 30, 1991 by and between Spectrum Entertainment Group PLC c/o Overseas Filmgroup Inc., 8800 Sunset Blvd. Ste. 302, Los Angeles, CA 90069, ("Owner/Licensor") and Racing Pictures, s.r.l., Via dei tre Orologi 10, 00197 Roma, Italy (Tel 39 6 808 3645, Fax 39 6 808 8691)
("Distributor/Licensee").

As used in this Agreement, the following terms shall have the meaning indicated:


                                   DEAL TERMS

Picture:  SIGHT UNSEEN starring Susan Blakely, Edward Albert, producer Richard
L. Albert, director Greydon Clark.

Territory:  ITALY ONLY.

Term: 11 1/2 years commencing on January 1, 1989 and ending on July 1, 2001. The term shall be subject to events of force majeure.

The rights licensed herein: VIDEOGRAMMES, PAY & FREE TELEVISION ONLY.

Language version: ITALIAN DUBBED LANGUAGE VERSION ONLY. Distributor agrees to make at its sole cost and expense such dubbed version of the picture. Distributor is expressly prohibited from exploiting any language version other than the dubbed version authorized herein.

Distribution Terms:

(a) Minimum Guarantee: USD45,000.00, [see Additional Terms & Conditions (f)], NET, payable as follows:
          USD9,000.00 Upon signature of this Agreement.
          USD36,000.00 Within forty-five (45) days notification by Licensor that materials are ready for delivery at Distributor's own cost.

                     BANKING INFORMATION FOR WIRE TRANSFERS:
                            MERCANTILE NATIONAL BANK
                1840 Century Park East,  Los Angeles,  CA  90067
          ACCOUNT OF:  OVERSEAS FILMGROUP, INC.,  ACCOUNT #  002-203081
                           PLEASE REFERENCE FILM TITLE


Disposition of Gross Receipts:

VIDEOGRAMMES: With respect to each Video Device sold, Distributor shall pay Licensor a sum equal to 25% (Twenty-Five Percent) of the Distributor's gross wholesale price of such Video Device sold by Distributor and 25% (Twenty-Five Percent) of Distributor's gross receipts from any other form of Video Device distribution.

PAY & FREE TELEVISION: 75% (Seventy-Five Percent) to Licensor and 25% (Twenty-Five Percent) to Distributor. Distribution expenses as per Article 6A to be deducted from Licensor's share.

RECOUPMENT OF THE ADVANCED MINIMUM GUARANTEE: Distributor is authorized to recoup the advanced minimum guarantee from Licensor's share of gross receipts in the amount of the equivalent local currency at the date when the advanced minimum guarantee is paid.



AGREED AND ACCEPTED:                    AGREED AND ACCEPTED:

/s/ Robert Little                          /s/ Alessandro Fracassi
------------------------------          ----------------------------------------
("Owner/Licensor")                      ("Distributor/Licensee")

Delivery: THIS PICTURE IS AVAILABLE FOR IMMEDIATE DELIVERY.




Key Cities:
Minimum Initial Release: N/A cities, including at least ____ Key Cities, not later than ____ months after ____.
Minimum Initial Print Order: N/A
Minimum Advertising Expenditures: N/A within ____ months after ____.
Maximum Deductions for Advertising Expenditures: N/A



Initial order of materials: Distributor hereby orders at least 1 - 35mm Print and separate soundtrack and/or one (1) 1" SUB MASTER video tape.

Additional Licensor approvals: Licensor shall have the additional approval and/or consultation rights described in the attached Schedule of Additional Licensor Approvals (which, if attached, is incorporated herein by reference.).




Applicable law: CALIFORNIA


Additional Terms and Conditions:

(a)  Reporting shall be quarterly.

(b) Distributor grants to Licensor the right to purchase at current market rate, copies of the subtitled and/or dubbed versions, posters, etc., created by Distributor; at Licensor's sole cost and expense.

(c) Distributor shall supply Licensor with two (2) Free VHS copies of the Release Videocassette in the Original Packaging as created by Distributor plus two (2) copies of the Video Slick.

(d) Distributor shall only license to stations the telecast of which is transmitted from within the licensed territory and the signal of which is received primarily inside the licensed territory.

(e) Distributor shall advise Licensor immediately in writing of the Release Date in each Media Licensed.

(f) Nothwithstanding "Article (b) Paragraph 12" of the standard terms and conditions hereunder, Licensee is authorized to deduct the withholding tax of 8% (Eight Percent) between the USA and Italy. All other standard terms and conditions remain in force.



AGREED AND ACCEPTED:                    AGREED AND ACCEPTED:

/s/ Robert Little                          /s/ Alessandro Fracassi
------------------------------          ----------------------------------------
("Owner/Licensor")                      ("Distributor/Licensee")

                                        1
                         LICENSE AGREEMENT / SCHEDULE A


THIS AGREEMENT is entered into as of April 30, 1991 by and between Overseas Filmgroup Inc., 8800 Sunset Blvd. Ste. 302, Los Angeles, CA 90069, ("Owner/Licensor") and Racing Pictures, s.r.l., Via dei tre Orologi 10, 00197 Roma, Italy (Tel 39 6 808 3645, Fax 39 6 808 8691) ("Distributor/Licensee").

As used in this Agreement, the following terms shall have the meaning indicated:


                                   DEAL TERMS

Picture: THROUGH THE FIRE starring Tamara Hext, Tom Campitelli, Randy Strickland, directed by Gary Marcum

Territory:  ITALY ONLY.

Term: 11 1/2 years commencing on January 1, 1989 and ending on July 1, 2001. The term shall be subject to events of force majeure.

The rights licensed herein: VIDEOGRAMMES, PAY & FREE TELEVISION ONLY.

Language version: ITALIAN DUBBED LANGUAGE VERSION ONLY. Distributor agrees to make at its sole cost and expense such dubbed version of the picture. Distributor is expressly prohibited from exploiting any language version other than the dubbed version authorized herein.

Distribution Terms:

(a) Minimum Guarantee: USD25,000.00, [see Additional Terms & Conditions (f)], NET, payable as follows:
          USD5,000.00 Upon signature of this Agreement.
          USD20,000.00 Within forty-five (45) days notification by Licensor that materials are ready for delivery at Distributor's own cost.

                     BANKING INFORMATION FOR WIRE TRANSFERS:
                            MERCANTILE NATIONAL BANK
                1840 Century Park East,  Los Angeles,  CA  90067
          ACCOUNT OF:  OVERSEAS FILMGROUP, INC.,  ACCOUNT #  002-203081
                           PLEASE REFERENCE FILM TITLE


Disposition of Gross Receipts:

VIDEOGRAMMES: With respect to each Video Device sold, Distributor shall pay Licensor a sum equal to 25% (Twenty-Five Percent) of the Distributor's gross wholesale price of such Video Device sold by Distributor and 25% (Twenty-Five Percent) of Distributor's gross receipts from any other form of Video Device distribution.

PAY & FREE TELEVISION: 75% (Seventy-Five Percent) to Licensor and 25% (Twenty-Five Percent) to Distributor. Distribution expenses as per Article 6A to be deducted from Licensor's share.

RECOUPMENT OF THE ADVANCED MINIMUM GUARANTEE: Distributor is authorized to recoup the advanced minimum guarantee from Licensor's share of gross receipts in the amount of the equivalent local currency at the date when the advanced minimum guarantee is paid.



AGREED AND ACCEPTED:                    AGREED AND ACCEPTED:

/s/ Robert Little                          /s/ Alessandro Fracassi
------------------------------          ----------------------------------------
("Owner/Licensor")                      ("Distributor/Licensee")

Delivery: THIS PICTURE IS AVAILABLE FOR IMMEDIATE DELIVERY.




Key Cities:
Minimum Initial Release: N/A cities, including at least ____ Key Cities, not later than ____ months after ____.
Minimum Initial Print Order: N/A
Minimum Advertising Expenditures: N/A within ____ months after ____.
Maximum Deductions for Advertising Expenditures: N/A



Initial order of materials: Distributor hereby orders at least 1 - 35mm Print and separate soundtrack and/or one (1) 1" SUB MASTER video tape.

Additional Licensor approvals: Licensor shall have the additional approval and/or consultation rights described in the attached Schedule of Additional Licensor Approvals (which, if attached, is incorporated herein by reference.).




Applicable law: CALIFORNIA


Additional Terms and Conditions:

(a)  Reporting shall be quarterly.

(b) Distributor grants to Licensor the right to purchase at current market rate, copies of the subtitled and/or dubbed versions, posters, etc., created by Distributor; at Licensor's sole cost and expense.

(c) Distributor shall supply Licensor with two (2) Free VHS copies of the Release Videocassette in the Original Packaging as created by Distributor plus two (2) copies of the Video Slick.

(d) Distributor shall only license to stations the telecast of which is transmitted from within the licensed territory and the signal of which is received primarily inside the licensed territory.

(e) Distributor shall advise Licensor immediately in writing of the Release Date in each Media Licensed.

(f) Nothwithstanding "Article (b) Paragraph 12" of the standard terms and conditions hereunder, Licensee is authorized to deduct the withholding tax of 8% (Eight Percent) between the USA and Italy. All other standard terms and conditions remain in force.



AGREED AND ACCEPTED:                    AGREED AND ACCEPTED:

/s/ Robert Little                          /s/ Alessandro Fracassi
------------------------------          ----------------------------------------
("Owner/Licensor")                      ("Distributor/Licensee")

                                        1
                         LICENSE AGREEMENT / SCHEDULE A


THIS AGREEMENT is entered into as of April 30, 1991 by and between Overseas Filmgroup Inc., 8800 Sunset Blvd. Ste. 302, Los Angeles, CA 90069, ("Owner/Licensor") and Racing Pictures, s.r.l., Via dei tre Orologi 10, 00197 Roma, Italy (Tel 39 6 808 3645, Fax 39 6 808 8691) ("Distributor/Licensee").

As used in this Agreement, the following terms shall have the meaning indicated:


                                   DEAL TERMS

Picture: TRAINED TO KILL starring Chuck Connors, Henry Silva , Frank Zagarino, directed by H. K. Dyle

Territory:  ITALY ONLY.

Term: 11 1/2 years commencing on January 1, 1989 and ending on July 1, 2001. The term shall be subject to events of force majeure.

The rights licensed herein: VIDEOGRAMMES, PAY & FREE TELEVISION ONLY.

Language version: ITALIAN DUBBED LANGUAGE VERSION ONLY. Distributor agrees to make at its sole cost and expense such dubbed version of the picture. Distributor is expressly prohibited from exploiting any language version other than the dubbed version authorized herein.

Distribution Terms:

(a) Minimum Guarantee: USD35,000.00, [see Additional Terms & Conditions (f)], NET, payable as follows:
          USD7,000.00 Upon signature of this Agreement.
          USD28,000.00 Within forty-five (45) days notification by Licensor that materials are ready for delivery at Distributor's own cost.

                     BANKING INFORMATION FOR WIRE TRANSFERS:
                            MERCANTILE NATIONAL BANK
                1840 Century Park East,  Los Angeles,  CA  90067
          ACCOUNT OF:  OVERSEAS FILMGROUP, INC.,  ACCOUNT #  002-203081
                           PLEASE REFERENCE FILM TITLE


Disposition of Gross Receipts:

VIDEOGRAMMES: With respect to each Video Device sold, Distributor shall pay Licensor a sum equal to 25% (Twenty-Five Percent) of the Distributor's gross wholesale price of such Video Device sold by Distributor and 25% (Twenty-Five Percent) of Distributor's gross receipts from any other form of Video Device distribution.

PAY & FREE TELEVISION: 75% (Seventy-Five Percent) to Licensor and 25% (Twenty-Five Percent) to Distributor. Distribution expenses as per Article 6A to be deducted from Licensor's share.

RECOUPMENT OF THE ADVANCED MINIMUM GUARANTEE: Distributor is authorized to recoup the advanced minimum guarantee from Licensor's share of gross receipts in the amount of the equivalent local currency at the date when the advanced minimum guarantee is paid.



AGREED AND ACCEPTED:                    AGREED AND ACCEPTED:

/s/ Robert Little                          /s/ Alessandro Fracassi
------------------------------          ----------------------------------------
("Owner/Licensor")                      ("Distributor/Licensee")

Delivery: THIS PICTURE IS AVAILABLE FOR IMMEDIATE DELIVERY.




Key Cities:
Minimum Initial Release: N/A cities, including at least ____ Key Cities, not later than ____ months after ____.
Minimum Initial Print Order: N/A
Minimum Advertising Expenditures: N/A within ____ months after ____.
Maximum Deductions for Advertising Expenditures: N/A



Initial order of materials: Distributor hereby orders at least 1 - 35mm Print and separate soundtrack and/or one (1) 1" SUB MASTER video tape.

Additional Licensor approvals: Licensor shall have the additional approval and/or consultation rights described in the attached Schedule of Additional Licensor Approvals (which, if attached, is incorporated herein by reference.).




Applicable law: CALIFORNIA


Additional Terms and Conditions:

(a)  Reporting shall be quarterly.

(b) Distributor grants to Licensor the right to purchase at current market rate, copies of the subtitled and/or dubbed versions, posters, etc., created by Distributor; at Licensor's sole cost and expense.

(c) Distributor shall supply Licensor with two (2) Free VHS copies of the Release Videocassette in the Original Packaging as created by Distributor plus two (2) copies of the Video Slick.

(d) Distributor shall only license to stations the telecast of which is transmitted from within the licensed territory and the signal of which is received primarily inside the licensed territory.

(e) Distributor shall advise Licensor immediately in writing of the Release Date in each Media Licensed.

(f) Nothwithstanding "Article (b) Paragraph 12" of the standard terms and conditions hereunder, Licensee is authorized to deduct the withholding tax of 8% (Eight Percent) between the USA and Italy. All other standard terms and conditions remain in force.



AGREED AND ACCEPTED:                    AGREED AND ACCEPTED:

/s/ Robert Little                          /s/ Alessandro Fracassi
------------------------------          ----------------------------------------
("Owner/Licensor")                      ("Distributor/Licensee")

                                        1
                         LICENSE AGREEMENT / SCHEDULE A


THIS AGREEMENT is entered into as of April 30, 1991 by and between A & Z Co., LTD. c/o Overseas Filmgroup Inc., 8800 Sunset Blvd. Ste. 302, Los Angeles, CA 90069, ("Owner/Licensor") and Racing Pictures, s.r.l., Via dei tre Orologi 10, 00197 Roma, Italy (Tel 39 6 808 3645, Fax 39 6 808 8691)
("Distributor/Licensee").

As used in this Agreement, the following terms shall have the meaning indicated:


                                   DEAL TERMS

Picture: TREASURES OF THE LOST DESERT starring Bruce Miller, Susan West, producer/director Tony Zarindast

Territory:  ITALY ONLY.

Term: 11 1/2 years commencing on January 1, 1989 and ending on July 1, 2001. The term shall be subject to events of force majeure.

The rights licensed herein: VIDEOGRAMMES, PAY & FREE TELEVISION ONLY.

Language version: ITALIAN DUBBED LANGUAGE VERSION ONLY. Distributor agrees to make at its sole cost and expense such dubbed version of the picture. Distributor is expressly prohibited from exploiting any language version other than the dubbed version authorized herein.

Distribution Terms:

(a) Minimum Guarantee: USD20,000.00, [see Additional Terms & Conditions (f)], NET, payable as follows:
          USD4,000.00 Upon signature of this Agreement.
          USD16,000.00 Within forty-five (45) days notification by Licensor that materials are ready for delivery at Distributor's own cost.

                     BANKING INFORMATION FOR WIRE TRANSFERS:
                            MERCANTILE NATIONAL BANK
                1840 Century Park East,  Los Angeles,  CA  90067
          ACCOUNT OF:  OVERSEAS FILMGROUP, INC.,  ACCOUNT #  002-203081
                           PLEASE REFERENCE FILM TITLE


Disposition of Gross Receipts:

VIDEOGRAMMES: With respect to each Video Device sold, Distributor shall pay Licensor a sum equal to 25% (Twenty-Five Percent) of the Distributor's gross wholesale price of such Video Device sold by Distributor and 25% (Twenty-Five Percent) of Distributor's gross receipts from any other form of Video Device distribution.

PAY & FREE TELEVISION: 75% (Seventy-Five Percent) to Licensor and 25% (Twenty-Five Percent) to Distributor. Distribution expenses as per Article 6A to be deducted from Licensor's share.

RECOUPMENT OF THE ADVANCED MINIMUM GUARANTEE: Distributor is authorized to recoup the advanced minimum guarantee from Licensor's share of gross receipts in the amount of the equivalent local currency at the date when the advanced minimum guarantee is paid.



AGREED AND ACCEPTED:                    AGREED AND ACCEPTED:

/s/ Robert Little                          /s/ Alessandro Fracassi
------------------------------          ----------------------------------------
("Owner/Licensor")                      ("Distributor/Licensee")

Delivery: THIS PICTURE IS AVAILABLE FOR IMMEDIATE DELIVERY.




Key Cities:
Minimum Initial Release: N/A cities, including at least ____ Key Cities, not later than ____ months after ____ .
Minimum Initial Print Order: N/A
Minimum Advertising Expenditures: N/A within ____ months after ____.
Maximum Deductions for Advertising Expenditures: N/A

Initial order of materials: Distributor hereby orders at least 1 - 35mm Print and separate soundtrack and/or one (1) 1" SUB MASTER video tape.

Additional Licensor approvals: Licensor shall have the additional approval and/or consultation rights described in the attached Schedule of Additional Licensor Approvals (which, if attached, is incorporated herein by reference.).




Applicable law: CALIFORNIA


Additional Terms and Conditions:

(a)  Reporting shall be quarterly.

(b) Distributor grants to Licensor the right to purchase at current market rate, copies of the subtitled and/or dubbed versions, posters, etc., created by Distributor; at Licensor's sole cost and expense.

(c) Distributor shall supply Licensor with two (2) Free VHS copies of the Release Videocassette in the Original Packaging as created by Distributor plus two (2) copies of the Video Slick.

(d) Distributor shall only license to stations the telecast of which is transmitted from within the licensed territory and the signal of which is received primarily inside the licensed territory.

(e) Distributor shall advise Licensor immediately in writing of the Release Date in each Media Licensed.

(f) Nothwithstanding "Article (b) Paragraph 12" of the standard terms and conditions hereunder, Licensee is authorized to deduct the withholding tax of 8% (Eight Percent) between the USA and Italy. All other standard terms and conditions remain in force.



AGREED AND ACCEPTED:                    AGREED AND ACCEPTED:

/s/ Robert Little                          /s/ Alessandro Fracassi
------------------------------          ----------------------------------------
("Owner/Licensor")                      ("Distributor/Licensee")

                                        1
                         LICENSE AGREEMENT / SCHEDULE A


THIS AGREEMENT is entered into as of April 30, 1991 by and between Spectrum Entertainment Group PLC c/o Overseas Filmgroup Inc., 8800 Sunset Blvd. Ste. 302, Los Angeles, CA 90069, ("Owner/Licensor") and Racing Pictures, s.r.l., Via dei tre Orologi 10, 00197 Roma, Italy (Tel 39 6 808 3645, Fax 39 6 808 8691)
("Distributor/Licensee").

As used in this Agreement, the following terms shall have the meaning indicated:


                                   DEAL TERMS

Picture: WHITE PHANTOM starring Jay Roberts, Jr., Bo Swenson, directed by Dusty Nelson
Territory:  ITALY ONLY.

Term: Six (12) years commencing on January 1, 1989 and ending on January 1, 2001. The term shall be subject to events of force majeure.

The rights licensed herein: VIDEOGRAMMES, PAY & FREE TELEVISION ONLY.

Language version: ITALIAN DUBBED LANGUAGE VERSION ONLY. Distributor agrees to make at its sole cost and expense such dubbed version of the picture. Distributor is expressly prohibited from exploiting any language version other than the dubbed version authorized herein.

Distribution Terms:

(a) Minimum Guarantee: USD30,000.00, [see Additional Terms & Conditions (f)], NET, payable as follows:
          USD6,000.00 Upon signature of this Agreement.
          USD24,000.00 Within forty-five (45) days notification by Licensor that materials are ready for delivery at Distributor's own cost.

                     BANKING INFORMATION FOR WIRE TRANSFERS:
                            MERCANTILE NATIONAL BANK
                1840 Century Park East,  Los Angeles,  CA  90067
          ACCOUNT OF:  OVERSEAS FILMGROUP, INC.,  ACCOUNT #  002-203081
                           PLEASE REFERENCE FILM TITLE


Disposition of Gross Receipts:

VIDEOGRAMMES: With respect to each Video Device sold, Distributor shall pay Licensor a sum equal to 25% (Twenty-Five Percent) of the Distributor's gross wholesale price of such Video Device sold by Distributor and 25% (Twenty-Five Percent) of Distributor's gross receipts from any other form of Video Device distribution.

PAY & FREE TELEVISION: 75% (Seventy-Five Percent) to Licensor and 25% (Twenty-Five Percent) to Distributor. Distribution expenses as per Article 6A to be deducted from Licensor's share.

RECOUPMENT OF THE ADVANCED MINIMUM GUARANTEE: Distributor is authorized to recoup the advanced minimum guarantee from Licensor's share of gross receipts in the amount of the equivalent local currency at the date when the advanced minimum guarantee is paid.



AGREED AND ACCEPTED:                    AGREED AND ACCEPTED:

/s/ Robert Little                          /s/ Alessandro Fracassi
------------------------------          ----------------------------------------
("Owner/Licensor")                      ("Distributor/Licensee")

Delivery: THIS PICTURE IS AVAILABLE FOR IMMEDIATE DELIVERY.




Key Cities:
Minimum Initial Release: N/A cities, including at least ____ Key Cities, not later than ____ months after ____.
Minimum Initial Print Order: N/A
Minimum Advertising Expenditures: N/A within ____ months after ____.
Maximum Deductions for Advertising Expenditures: N/A



Initial order of materials: Distributor hereby orders at least 1 - 35mm Print and separate soundtrack and/or one (1) 1" SUB MASTER video tape.

Additional Licensor approvals: Licensor shall have the additional approval and/or consultation rights described in the attached Schedule of Additional Licensor Approvals (which, if attached, is incorporated herein by reference.).




Applicable law: CALIFORNIA


Additional Terms and Conditions:

(a)  Reporting shall be quarterly.

(b) Distributor grants to Licensor the right to purchase at current market rate, copies of the subtitled and/or dubbed versions, posters, etc., created by Distributor; at Licensor's sole cost and expense.

(c) Distributor shall supply Licensor with two (2) Free VHS copies of the Release Videocassette in the Original Packaging as created by Distributor plus two (2) copies of the Video Slick.

(d) Distributor shall only license to stations the telecast of which is transmitted from within the licensed territory and the signal of which is received primarily inside the licensed territory.

(e) Distributor shall advise Licensor immediately in writing of the Release Date in each Media Licensed.

(f) Nothwithstanding "Article (b) Paragraph 12" of the standard terms and conditions hereunder, Licensee is authorized to deduct the withholding tax of 8% (Eight Percent) between the USA and Italy. All other standard terms and conditions remain in force.



AGREED AND ACCEPTED:                    AGREED AND ACCEPTED:

/s/ Robert Little                          /s/ Alessandro Fracassi
------------------------------          ----------------------------------------
("Owner/Licensor")                      ("Distributor/Licensee")

                                        1
                         LICENSE AGREEMENT / SCHEDULE A


THIS AGREEMENT is entered into as of April 30, 1991 by and between Overseas Filmgroup Inc., 8800 Sunset Blvd. Ste. 302, Los Angeles, CA 90069, ("Owner/Licensor") and Racing Pictures, s.r.l., Via dei tre Orologi 10, 00197 Roma, Italy (Tel 39 6 808 3645, Fax 39 6 808 8691) ("Distributor/Licensee").

As used in this Agreement, the following terms shall have the meaning indicated:


                                   DEAL TERMS

Picture: Z MAN starring Toby Alejar, Bon Vibar, Lia Barretto, directed by Rico Maria Llarde

Territory:  ITALY ONLY.

Term: 11 1/2 years commencing on January 1, 1989 and ending on July 1, 2001. The term shall be subject to events of force majeure.

The rights licensed herein: VIDEOGRAMMES, PAY & FREE TELEVISION ONLY.

Language version: ITALIAN DUBBED LANGUAGE VERSION ONLY. Distributor agrees to make at its sole cost and expense such dubbed version of the picture. Distributor is expressly prohibited from exploiting any language version other than the dubbed version authorized herein.

Distribution Terms:

(a) Minimum Guarantee: USD20,000.00, [see Additional Terms & Conditions (f)], NET, payable as follows:
          USD4,000.00 Upon signature of this Agreement.
          USD16,000.00 Within forty-five (45) days notification by Licensor that materials are ready for delivery at Distributor's own cost.

                     BANKING INFORMATION FOR WIRE TRANSFERS:
                            MERCANTILE NATIONAL BANK
                1840 Century Park East,  Los Angeles,  CA  90067
          ACCOUNT OF:  OVERSEAS FILMGROUP, INC.,  ACCOUNT #  002-203081
                           PLEASE REFERENCE FILM TITLE


Disposition of Gross Receipts:

VIDEOGRAMMES: With respect to each Video Device sold, Distributor shall pay Licensor a sum equal to 25% (Twenty-Five Percent) of the Distributor's gross wholesale price of such Video Device sold by Distributor and 25% (Twenty-Five Percent) of Distributor's gross receipts from any other form of Video Device distribution.

PAY & FREE TELEVISION: 75% (Seventy-Five Percent) to Licensor and 25% (Twenty-Five Percent) to Distributor. Distribution expenses as per Article 6A to be deducted from Licensor's share.

RECOUPMENT OF THE ADVANCED MINIMUM GUARANTEE: Distributor is authorized to recoup the advanced minimum guarantee from Licensor's share of gross receipts in the amount of the equivalent local currency at the date when the advanced minimum guarantee is paid.



AGREED AND ACCEPTED:                    AGREED AND ACCEPTED:

/s/ Robert Little                          /s/ Alessandro Fracassi
------------------------------          ----------------------------------------
("Owner/Licensor")                      ("Distributor/Licensee")

Delivery: THIS PICTURE IS AVAILABLE FOR IMMEDIATE DELIVERY.




Key Cities:
Minimum Initial Release: N/A cities, including at least ____ Key Cities, not later than ____ months after ____.
Minimum Initial Print Order: N/A
Minimum Advertising Expenditures: N/A within ____ months after ____.
Maximum Deductions for Advertising Expenditures: N/A



Initial order of materials: Distributor hereby orders at least 1 - 35mm Print and separate soundtrack and/or one (1) 1" SUB MASTER video tape.

Additional Licensor approvals: Licensor shall have the additional approval and/or consultation rights described in the attached Schedule of Additional Licensor Approvals (which, if attached, is incorporated herein by reference.).




Applicable law: CALIFORNIA


Additional Terms and Conditions:

(a)  Reporting shall be quarterly.

(b) Distributor grants to Licensor the right to purchase at current market rate, copies of the subtitled and/or dubbed versions, posters, etc., created by Distributor; at Licensor's sole cost and expense.

(c) Distributor shall supply Licensor with two (2) Free VHS copies of the Release Videocassette in the Original Packaging as created by Distributor plus two (2) copies of the Video Slick.

(d) Distributor shall only license to stations the telecast of which is transmitted from within the licensed territory and the signal of which is received primarily inside the licensed territory.

(e) Distributor shall advise Licensor immediately in writing of the Release Date in each Media Licensed.

(f) Nothwithstanding "Article (b) Paragraph 12" of the standard terms and conditions hereunder, Licensee is authorized to deduct the withholding tax of 8% (Eight Percent) between the USA and Italy. All other standard terms and conditions remain in force.



AGREED AND ACCEPTED:                    AGREED AND ACCEPTED:

/s/ Robert Little                          /s/ Alessandro Fracassi
------------------------------          ----------------------------------------
("Owner/Licensor")                      ("Distributor/Licensee")

                                LICENSE AGREEMENT

THIS AGREEMENT is entered into as of SEPTEMBER 01, 1991 by and between OVERSEAS FILMGROUP, INC., 8800 Boulevard, Suite 302, Los Angeles, CA 90069
("Owner/Licensor") and RACING PICTURES S.R.L., Via dei Tre Orologo, 10, 00197 Rome, Italy ("Distributor/Licensee").

As used in this Agreement, the following term shall have the meaning indicated:

                                   DEAL TERMS

PICTURE:   AFTERSHOCK starring Jay Roberts Jr., Richard Lynch, Christopher
Mitchum, and John Saxon.

TERRITORY: ITALY ONLY.

TERM:      TEN (10) YEARS commencing on SEPTEMBER 01, 1991 and ending on AUGUST
31, 2001.  The term shall be subject to events of force majeure.

THE RIGHTS LICENSED HEREIN: VIDEO, PAY AND FREE TELEVISION only, subject to delivery of the Picture to Licensor and payment of the Minimum Guarantee by Licensee as provided below.

LANGUAGE VERSION: ITALIAN LANGUAGE DUBBED VERSION ONLY. Distributor agrees to make at its sole cost and expense such dubbed version of the picture. Distributor is expressly prohibited from exploiting any language version of the picture other than the ITALIAN dubbed version authorized hereunder.

MINIMUM GUARANTEE: US$50,000.00 NET (US$54,347.83 Gross less 8% withholding tax) payable as follows:

     (a)  US$   5,000.00      UPON SIGNATURE OF THIS AGREEMENT; and
     (b)  US$ 45,000.00       Prior to delivery of Picture, but not later than
                              JANUARY 01, 1992.

BANKING INFORMATION FOR WIRE TRANSFERS:
                               City National Bank
           400 North Roxbury Drive, Suite 100, Beverly Hills, CA 90210
                       Account of OVERSEAS FILMGROUP INC.
                 ABA No.: 122 016 066; Account No.: 001 120 891

Please reference the film title on the wire transfer authorization and fax all wire transfer information to Mr. Mansour Mostaedi, Senior VP of Finance & Accounting; Fax: 310-855-0719.

                          DISPOSITION OF GROSS RECEIPTS

VIDEO: With respect to each Video Device Sold, Distributor shall pay Licensor a sum equal to 25% (TWENTY-FIVE) of the gross wholesale price of such Video Device and 25% (TWENTY-FIVE) of Distributor's gross receipts from any other form of Video Device distribution.

PAY AND FREE TELEVISION: 70% (SEVENTY PERCENT) to Licensor and 3O% (THIRTY PERCENT) to Distributor. Distribution expenses as per Article 6A to be deducted from Licensor's share.


RECOUPMENT OF THE ADVANCED MINIMUM GUARANTEE: Distributor is authorized to recoup the advanced minimum guarantee from Licensor's share of gross receipts in the amount of the equivalent local currency at the date when the advanced minimum guarantee is paid.

APPLICABLE LAW: California

                        ADDITIONAL TERMS AND CONDITIONS

(a) The name and logo of OVERSEAS FILMGROUP, INC. shall appear on all advertising of titles and on the video cassette and disc cartons in a prominent position as an "OVERSEAS FILMGROUP PRESENTATION".

(b) Distributor shall supply Licensor with two (2) VHS copies of the Release Videocassette in the Original Packaging as created by Distributor, as well as the trailer, in the dubbed and/or subtitled version. Thereafter, Distributor grants to Licensor the right to purchase at laboratory cost, additional copies of the subtitled and/or dubbed versions, posters, etc., created by Distributor.

(c) Distributor shall only license to Television Stations the telecast of which is transmitted from within the licensed territory and the signal of which is received within the licensed territory.

(d) Distributor shall advise Licensor immediately in writing of the Release Date in each Media Licensed.

(e) Licensee is authorized to Sub-License the rights granted herein AFTER FULL PAYMENT OF THE MINIMUM GUARANTEE HAS BEEN RECEIVED BY LICENSOR during the term of this Agreement provided that Licensee and Sub-Licensee jointly and severally remain fully responsible for all obligations, warranties and representations hereunder. Once any Sub-License agreement has been made, Licensee shall notify Licensor in writing of its terms and conditions along with the name, address, phone and fax of Sub-Licensee. Nothing herein contained shall be construed as permission to reduce the amounts payable to Licensor.

(f) That certain document, the Standard Terms and Conditions, fully executed on March 01, 1990, is incorporated herein by this reference and by signature below Distributor acknowledges that they have been read and agrees to be bound by them.

(g) No taxes (other than withholding taxes identified in the Distribution Terms) or other charges may be deducted from the Minimum Guarantee. If Distributor is required to pay withholding tax, a copy of the legal tax certificate must be sent to the Licensor. If Distributor is required to pay any remittance or withholding tax on amounts due Licensor other than the Guarantee, then Distributor will provide Licensor with all documentation indicating Distributor's payment of the required amount on Licensor's behalf before deducting Distributor's payment from any sums due Licensor.

(h) Distributor will give Licensor access to any dubbed tracks at no additional charge.


AGREED AND ACCEPTED:                    AGREED AND ACCEPTED:


/S/ Robert Little                       /S/ Alessandro Fracassi
------------------------------          ----------------------------------------
OVERSEAS FILMGROUP, INC.                RACING PICTURES SRL
("Owner/Licensor")                      (Distributor/Licensee")

                                LICENSE AGREEMENT

THIS AGREEMENT is entered into as of MARCH 01, 1990 by and between OVERSEAS FILMGROUP, INC., 8800 Boulevard, Suite 302, Los Angeles, CA 90069
("Owner/Licensor") and RACING PICTURES S.R.L., Via dei Tre Orologo, 10, 00197 Rome, Italy ("Distributor/Licensee").

As used in this Agreement, the following term shall have the meaning indicated:

                                   DEAL TERMS

PICTURE:   ALL DOWN THE LINE starring Dave Macauley, Jeff Booth, Daniel Wills, directed by Paul Wilzig.

TERRITORY: ITALY ONLY.

TERM:      TEN (10) YEARS commencing on MARCH 01, 1990 and ending on MARCH 01,
2000.  The term shall be subject to events of force majeure.

THE RIGHTS LICENSED HEREIN: VIDEO, PAY AND FREE TELEVISION only, subject to delivery of the Picture to Licensor and payment of the Minimum Guarantee by Licensee as provided below.

LANGUAGE VERSION: ITALIAN LANGUAGE DUBBED VERSION ONLY. Distributor agrees to make at its sole cost and expense such dubbed version of the Picture. Distributor is expressly prohibited from exploiting any language version of the picture other than the ITALIAN dubbed version authorized hereunder.

MINIMUM GUARANTEE: US$15,000.00 NET (US$16,304.35 Gross less 8% withholding tax) payable as follows:

     (a)  US$   1,500.00      UPON SIGNATURE OF THIS AGREEMENT; and
     (b)  US$ 12,500.00       Prior to delivery of Picture, but not later than
                              JANUARY 01, 1992.

BANKING INFORMATION FOR WIRE TRANSFERS:
                               City National Bank
           400 North Roxbury Drive, Suite 100, Beverly Hills, CA 90210
                       Account of OVERSEAS FILMGROUP INC.
                 ABA No.: 122 016 066; Account No.: 001 120 891

Please reference the film title on the wire transfer authorization and fax all wire transfer information to Mr. Mansour Mostaedi, Senior VP of Finance & Accounting; Fax: 310-855-0719.

                          DISPOSITION OF GROSS RECEIPTS

VIDEO: With respect to each Video Device Sold, Distributor shall pay Licensor a sum equal to 25% (TWENTY-FIVE) of the gross wholesale price of such Video Device and 25% (TWENTY-FIVE) of Distributor's gross receipts from any other form of Video Device distribution.

PAY AND FREE TELEVISION: 70% (SEVENTY PERCENT) to Licensor and 30% (THIRTY PERCENT) to Distributor. Distribution expenses as per Article 6A to be deducted from Licensor's share.


RECOUPMENT OF THE ADVANCED MINIMUM GUARANTEE: Distributor is authorized to recoup the advanced minimum guarantee from Licensor's share of gross receipts in the amount of the equivalent local currency at the date when the advanced minimum guarantee is paid.

APPLICABLE LAW: California

                        ADDITIONAL TERMS AND CONDITIONS

(a) The name and logo of OVERSEAS FILMGROUP, INC. shall appear on all advertising of titles and on the video cassette and disc cartons in a prominent position as an "OVERSEAS FILMGROUP PRESENTATION".

(b) Distributor shall supply Licensor with two (2) VHS copies of the Release Videocassette in the Original Packaging as created by Distributor, as well as the trailer, in the dubbed and/or subtitled version. Thereafter, Distributor grants to Licensor the right to purchase at laboratory cost, additional copies of the subtitled and/or dubbed versions, posters, etc., created by Distributor.

(c) Distributor shall only license to Television Stations the telecast of which is transmitted from within the licensed territory and the signal of which is received within the licensed territory.

(d) Distributor shall advise Licensor immediately in writing of the Release Date in each Media Licensed.

(e) Licensee is authorized to Sub-License the rights granted herein AFTER FULL PAYMENT OF THE MINIMUM GUARANTEE HAS BEEN RECEIVED BY LICENSOR during the term of this Agreement provided that Licensee and Sub-Licensee jointly and severally remain fully responsible for all obligations, warranties and representations hereunder. Once any Sub-License agreement has been made, Licensee shall notify Licensor in writing of its terms and conditions along with the name, address, phone and fax of Sub-Licensee. Nothing herein contained shall be construed as permission to reduce the amounts payable to Licensor.

(f) That certain document, the Standard Terms and Conditions, fully executed on March 01, 1990, is incorporated herein by this reference and by signature below Distributor acknowledges that they have been read and agrees to be bound by them.

(g) No taxes (other than withholding taxes identified in the Distribution Terms) or other charges may be deducted from the Minimum Guarantee. If Distributor is required to pay withholding tax, a copy of the legal tax certificate must be sent to the Licensor. If Distributor is required to pay any remittance or withholding tax on amounts due Licensor other than the Guarantee, then Distributor will provide Licensor with all documentation indicating Distributor's payment of the required amount on Licensor's behalf before deducting Distributor's payment from any sums due Licensor.

(h) Distributor will give Licensor access to any dubbed tracks at no additional charge.


AGREED AND ACCEPTED:                    AGREED AND ACCEPTED:

/S/ ROBERT LITTLE                       /S/ ALESSANDRO FRACASSI
------------------------------          ----------------------------------------
OVERSEAS FILMGROUP, INC.                RACING PICTURES SRL
("Owner/Licensor")                      (Distributor/Licensee")

                                LICENSE AGREEMENT

THIS AGREEMENT is entered into as of MARCH 01, 1990 by and between OVERSEAS FILMGROUP, INC., 8800 Boulevard, Suite 302, Los Angeles, CA 90069
("Owner/Licensor") and RACING PICTURES S.R.L., Via dei Tre Orologo, 10, 00197 Rome, Italy ("Distributor/Licensee").

As used in this Agreement, the following term shall have the meaning indicated:

                                   DEAL TERMS

PICTURE:   BLIND TERROR starring Richard Beymer. Bill Mosely, directed by Monte
Hellman.

TERRITORY: ITALY ONLY.

TERM:      TEN (10) YEARS commencing on MARCH 01, 1990 and ending on MARCH 01,
2000.  The term shall be subject to events of force majeure.

THE RIGHTS LICENSED HEREIN: VIDEO, PAY AND FREE TELEVISION only, subject to delivery of the Picture to Licensor and payment of the Minimum Guarantee by Licensee as provided below.

LANGUAGE VERSION: ITALIAN LANGUAGE DUBBED VERSION ONLY. Distributor agrees to make at its sole cost and expense such dubbed version of the Picture. Distributor is expressly prohibited from exploiting any language version of the picture other than the ITALIAN dubbed version authorized hereunder.

MINIMUM GUARANTEE: US$30,000.00 NET (US$32,608.70 Gross less 8% withholding tax) payable as follows:

     (a)  US$   3,000.00      UPON SIGNATURE OF THIS AGREEMENT; and
     (b)  US$ 27,000.00       Prior to delivery of Picture, but not later than
                              JANUARY 01, 1992.

BANKING INFORMATION FOR WIRE TRANSFERS:
                               City National Bank
           400 North Roxbury Drive, Suite 100, Beverly Hills, CA 90210
                       Account of OVERSEAS FILMGROUP INC.
                 ABA No.: 122 016 066; Account No.: 001 120 891

Please reference the film title on the wire transfer authorization and fax all wire transfer information to Mr. Mansour Mostaedi, Senior VP of Finance & Accounting; Fax: 310-855-0719.

                          DISPOSITION OF GROSS RECEIPTS

VIDEO: With respect to each Video Device Sold, Distributor shall pay Licensor a sum equal to 25% (TWENTY-FIVE) of the gross wholesale price of such Video Device and 25% (TWENTY-FIVE) of Distributor's gross receipts from any other form of Video Device distribution.

PAY AND FREE TELEVISION: 70% (SEVENTY PERCENT) to Licensor and 30% (THIRTY PERCENT) to Distributor. Distribution expenses as per Article 6A to be deducted from Licensor's share.


RECOUPMENT OF THE ADVANCED MINIMUM GUARANTEE: Distributor is authorized to recoup the advanced minimum guarantee from Licensor's share of gross receipts in the amount of the equivalent local currency at the date when the advanced minimum guarantee is paid.

APPLICABLE LAW: California

                        ADDITIONAL TERMS AND CONDITIONS

(a) The name and logo of OVERSEAS FILMGROUP, INC. shall appear on all advertising of titles and on the video cassette and disc cartons in a prominent position as an "OVERSEAS FILMGROUP PRESENTATION".

(b) Distributor shall supply Licensor with two (2) VHS copies of the Release Videocassette in the Original Packaging as created by Distributor, as well as the trailer, in the dubbed and/or subtitled version. Thereafter, Distributor grants to Licensor the right to purchase at laboratory cost, additional copies of the subtitled and/or dubbed versions, posters, etc., created by Distributor.

(c) Distributor shall only license to Television Stations the telecast of which is transmitted from within the licensed territory and the signal of which is received within the licensed territory.

(d) Distributor shall advise Licensor immediately in writing of the Release Date in each Media Licensed.

(e) Licensee is authorized to Sub-License the rights granted herein AFTER FULL PAYMENT OF THE MINIMUM GUARANTEE HAS BEEN RECEIVED BY LICENSOR during the term of this Agreement provided that Licensee and Sub-Licensee jointly and severally remain fully responsible for all obligations, warranties and representations hereunder. Once any Sub-License agreement has been made, Licensee shall notify Licensor in writing of its terms and conditions along with the name, address, phone and fax of Sub-Licensee. Nothing herein contained shall be construed as permission to reduce the amounts payable to Licensor.

(f) That certain document, the Standard Terms and Conditions, fully executed on March 01, 1990, is incorporated herein by this reference and by signature below Distributor acknowledges that they have been read and agrees to be bound by them.

(g) No taxes (other than withholding taxes identified in the Distribution Terms) or other charges may be deducted from the Minimum Guarantee. If Distributor is required to pay withholding tax, a copy of the legal tax certificate must be sent to the Licensor. If Distributor is required to pay any remittance or withholding tax on amounts due Licensor other than the Guarantee, then Distributor will provide Licensor with all documentation indicating Distributor's payment of the required amount on Licensor's behalf before deducting Distributor's payment from any sums due Licensor.

(h) Distributor will give Licensor access to any dubbed tracks at no additional charge.


AGREED AND ACCEPTED:                    AGREED AND ACCEPTED:


/S/ ROBERT LITTLE                       /S/ ALESSANDRO FRACASSI
------------------------------          ----------------------------------------
OVERSEAS FILMGROUP, INC.                RACING PICTURES SRL
("Owner/Licensor")                      (Distributor/Licensee")

                                LICENSE AGREEMENT

THIS AGREEMENT is entered into as of SEPTEMBER 01, 1991 by and between OVERSEAS FILMGROUP, INC., 8800 Boulevard, Suite 302, Los Angeles, CA 90069
("Owner/Licensor") and RACING PICTURES S.R.L., Via dei Tre Orologo, 10, 00197 Rome, Italy ("Distributor/Licensee").

As used in this Agreement, the following term shall have the meaning indicated:

                                   DEAL TERMS

PICTURE:   BLUE DESERT starring Courtney Cox, D.B. Sweeney, Craig Sheffer, directed by Bradley Battersby.

TERRITORY: ITALY ONLY.

TERM:      TEN (10) YEARS commencing on SEPTEMBER 01, 1991 and ending on AUGUST
31, 2001.  The term shall be subject to events of force majeure.

THE RIGHTS LICENSED HEREIN: VIDEO, PAY AND FREE TELEVISION only, subject to delivery of the Picture to Licensor and payment of the Minimum Guarantee by Licensee as provided below.

LANGUAGE VERSION: ITALIAN LANGUAGE DUBBED VERSION ONLY. Distributor agrees to make at its sole cost and expense such dubbed version of the Picture. Distributor is expressly prohibited from exploiting any language version of the picture other than the ITALIAN dubbed version authorized hereunder.

MINIMUM GUARANTEE: US$120,000.00 NET (US$130,434.78 Gross less 8% withholding tax) payable as follows:

     (a)  US$   12,000.00     UPON SIGNATURE OF THIS AGREEMENT; and
     (b)  US$  108,000.00     Prior to delivery of Picture, but not later than
                              JANUARY 01, 1992.

BANKING INFORMATION FOR WIRE TRANSFERS:
                               City National Bank
           400 North Roxbury Drive, Suite 100, Beverly Hills, CA 90210
                       Account of OVERSEAS FILMGROUP INC.
                 ABA No.: 122 016 066; Account No.: 001 120 891

Please reference the film title on the wire transfer authorization and fax all wire transfer information to Mr. Mansour Mostaedi, Senior VP of Finance & Accounting; Fax: 310-855-0719.

                          DISPOSITION OF GROSS RECEIPTS

VIDEO: With respect to each Video Device Sold, Distributor shall pay Licensor a sum equal to 25% (TWENTY-FIVE) of the gross wholesale price of such Video Device and 25% (TWENTY-FIVE) of Distributor's gross receipts from any other form of Video Device distribution.

PAY AND FREE TELEVISION: 70% (SEVENTY PERCENT) to Licensor and 3O% (THIRTY PERCENT) to Distributor. Distribution expenses as per Article 6A to be deducted from Licensor's share.


RECOUPMENT OF THE ADVANCED MINIMUM GUARANTEE: Distributor is authorized to recoup the advanced minimum guarantee from Licensor's share of gross receipts in the amount of the equivalent local currency at the date when the advanced minimum guarantee is paid.

APPLICABLE LAW: California

                        ADDITIONAL TERMS AND CONDITIONS

(a) The name and logo of OVERSEAS FILMGROUP, INC. shall appear on all advertising of titles and on the video cassette and disc cartons in a prominent position as an "OVERSEAS FILMGROUP PRESENTATION".

(b) Distributor shall supply Licensor with two (2) VHS copies of the Release Videocassette in the Original Packaging as created by Distributor, as well as the trailer, in the dubbed and/or subtitled version. Thereafter, Distributor grants to Licensor the right to purchase at laboratory cost, additional copies of the subtitled and/or dubbed versions, posters, etc., created by Distributor.

(c) Distributor shall only license to Television Stations the telecast of which is transmitted from within the licensed territory and the signal of which is received within the licensed territory.

(d) Distributor shall advise Licensor immediately in writing of the Release Date in each Media Licensed.

(e) Licensee is authorized to Sub-License the rights granted herein AFTER FULL PAYMENT OF THE MINIMUM GUARANTEE HAS BEEN RECEIVED BY LICENSOR during the term of this Agreement provided that Licensee and Sub-Licensee jointly and severally remain fully responsible for all obligations, warranties and representations hereunder. Once any Sub-License agreement has been made, Licensee shall notify Licensor in writing of its terms and conditions along with the name, address, phone and fax of Sub-Licensee. Nothing herein contained shall be construed as permission to reduce the amounts payable to Licensor.

(f) That certain document, the Standard Terms and Conditions, fully executed on March 01, 1990, is incorporated herein by this reference and by signature below Distributor acknowledges that they have been read and agrees to be bound by them.

(g) No taxes (other than withholding taxes identified in the Distribution Terms) or other charges may be deducted from the Minimum Guarantee. If Distributor is required to pay withholding tax, a copy of the legal tax certificate must be sent to the Licensor. If Distributor is required to pay any remittance or withholding tax on amounts due Licensor other than the Guarantee, then Distributor will provide Licensor with all documentation indicating Distributor's payment of the required amount on Licensor's behalf before deducting Distributor's payment from any sums due Licensor.

(h) Distributor will give Licensor access to any dubbed tracks at no additional charge.


AGREED AND ACCEPTED:                    AGREED AND ACCEPTED:


/S/ Robert Little                       /S/ Alessandro Fracassi
------------------------------          ----------------------------------------
OVERSEAS FILMGROUP, INC.                RACING PICTURES SRL
("Owner/Licensor")                      (Distributor/Licensee")

                                  LICENSE AGREEMENT

THIS AGREEMENT is entered into as of SEPTEMBER 01, 1991 by and between OVERSEAS FILMGROUP, INC., 8800 Boulevard, Suite 302, Los Angeles, CA 90069
("Owner/Licensor") and RACING PICTURES s.r.l., Via dei Tre Orologo, 10, 00197 Rome, Italy ("Distributor/Licensee").

As used in this Agreement, the following term shall have the meaning indicated:

                                      DEAL TERMS

PICTURE:      CAME A HOT FRIDAY starring Peter Bland, Philip Gordon, and
Michael Lawrence.

TERRITORY:    ITALY ONLY.

TERM:    TEN (10) YEARS commencing on SEPTEMBER 01, 1991 and ending on AUGUST
31, 2001.  The term shall be subject to events of force majeure.

THE RIGHTS LICENSED HEREIN: VIDEO, PAY AND FREE TELEVISION only, subject to delivery of the Picture to Licensor and payment of the Minimum Guarantee by Licensee as provided below.

LANGUAGE VERSION: ITALIAN LANGUAGE DUBBED VERSION ONLY. Distributor agrees to make at its sole cost and expense such dubbed version of the Picture. Distributor is expressly prohibited from exploiting any language version of the picture other than the ITALIAN dubbed version authorized hereunder.

MINIMUM GUARANTEE: US$30,000.00 NET (US$32,608.70 Gross less 8% withholding tax) payable as follows:

    (a)  US$   3,000.00  UPON SIGNATURE OF THIS AGREEMENT; AND
    (b)  US$  27,000.00  Prior to delivery of Picture, but not later than
                         JANUARY 01, 1992.

BANKING INFORMATION FOR WIRE TRANSFERS:
                                  City National Bank
             400 North Roxbury Drive, Suite 100, Beverly Hills, CA 90210
                          Account of OVERSEAS FILMGROUP INC.
                    ABA No.: 122 016 066; Account No.: 001 120 891

Please reference the film title on the wire transfer authorization and fax all wire transfer information to Mr. Mansour Mostaedi, Senior VP of Finance & Accounting; Fax: 310-855-0719.

                            DISPOSITION OF GROSS RECEIPTS

VIDEO: With respect to each Video Device Sold, Distributor shall pay Licensor a sum equal to 25% (TWENTY-FIVE) of the gross wholesale price of such Video Device and 25% (TWENTY-FIVE) of Distributor's gross receipts from any other form of Video Device distribution.

PAY AND FREE TELEVISION: 70% (SEVENTY PERCENT) to Licensor and 3O% (THIRTY PERCENT) to Distributor. Distribution expenses as per Article 6A to be deducted from Licensor's share.


RECOUPMENT OF THE ADVANCED MINIMUM GUARANTEE: Distributor is authorized to recoup the advanced minimum guarantee from Licensor's share of gross receipts in the amount of the equivalent local currency at the date when the advanced minimum guarantee is paid.

APPLICABLE LAW: California

                           ADDITIONAL TERMS AND CONDITIONS

(a) The name and logo of OVERSEAS FILMGROUP, INC. shall appear on all advertising of titles and on the video cassette and disc cartons in a prominent position as an "OVERSEAS FILMGROUP PRESENTATION".

(b) Distributor shall supply Licensor with two (2) VHS copies of the Release Videocassette in the Original Packaging as created by Distributor, as well as the trailer, in the dubbed and/or subtitled version. Thereafter, Distributor grants to Licensor the right to purchase at laboratory cost, additional copies of the subtitled and/or dubbed versions, posters, etc., created by Distributor.

(c) Distributor shall only license to Television Stations the telecast of which is transmitted from within the licensed territory and the signal of which is received within the licensed territory.

(d) Distributor shall advise Licensor immediately in writing of the Release Date in each Media Licensed.

(e) Licensee is authorized to Sub-License the rights granted herein AFTER FULL PAYMENT OF THE MINIMUM GUARANTEE HAS BEEN RECEIVED BY LICENSOR during the term of this Agreement provided that Licensee and Sub-Licensee jointly and severally remain fully responsible for all obligations, warranties and representations hereunder. Once any Sub-License agreement has been made, Licensee shall notify Licensor in writing of its terms and conditions along with the name, address, phone and fax of Sub-Licensee. Nothing herein contained shall be construed as permission to reduce the amounts payable to Licensor.

(f) That certain document, the Standard Terms and Conditions, fully executed on March 01, 1990, is incorporated herein by this reference and by signature below Distributor acknowledges that they have been read and agrees to be bound by them.

(g) No taxes (other than withholding taxes identified in the Distribution Terms) or other charges may be deducted from the Minimum Guarantee. If Distributor is required to pay withholding tax, a copy of the legal tax certificate must be sent to the Licensor. If Distributor is required to pay any remittance or withholding tax on amounts due Licensor other than the Guarantee, then Distributor will provide Licensor with all documentation indicating Distributor's payment of the required amount on Licensor's behalf before deducting Distributor's payment from any sums due Licensor.

(h) Distributor will give Licensor access to any dubbed tracks at no additional charge.


AGREED AND ACCEPTED:                      AGREED AND ACCEPTED:


/s/ ROBERT LITTLE                          /s/ ALESSANDRO FRACASSI
------------------------------------      ------------------------------
OVERSEAS FILMGROUP, INC.                  RACING PICTURES SRL
("Owner/Licensor")                        ("Distributor/Licensee")

                                  LICENSE AGREEMENT

THIS AGREEMENT is entered into as of SEPTEMBER 01, 1991 by and between OVERSEAS FILMGROUP, INC., 8800 Boulevard, Suite 302, Los Angeles, CA 90069
("Owner/Licensor") and RACING PICTURES s.r.l., Via dei Tre Orologo, 10, 00197 Rome, Italy ("Distributor/Licensee").

As used in this Agreement, the following term shall have the meaning indicated:

                                      DEAL TERMS

PICTURE:      CTHULU MASION a.k.a. BLACK MAGIC MANSION starring Frank Finley,
Marcia Layton, Brad Fisher, Melanie Shatner, directed by J.P. Simon.

TERRITORY:    ITALY ONLY.

TERM:    TEN (10) YEARS commencing on SEPTEMBER 01, 1991 and ending on AUGUST
31, 2001.  The term shall be subject to events of force majeure.

THE RIGHTS LICENSED HEREIN: VIDEO, PAY AND FREE TELEVISION only, subject to delivery of the Picture to Licensor and payment of the Minimum Guarantee by Licensee as provided below.

LANGUAGE VERSION: ITALIAN LANGUAGE DUBBED VERSION ONLY. Distributor agrees to make at its sole cost and expense such dubbed version of the Picture. Distributor is expressly prohibited from exploiting any language version of the picture other than the ITALIAN dubbed version authorized hereunder.

MINIMUM GUARANTEE: US$50,000.00 NET (US$54,347.83 Gross less 8% withholding tax) payable as follows:

    (a)  US$  3,000.00   UPON SIGNATURE OF THIS AGREEMENT; AND
    (b) US$ 27,000.00 Prior to delivery of Picture, but not later than JANUARY 01, 1992.

BANKING INFORMATION FOR WIRE TRANSFERS:
                                  City National Bank
             400 North Roxbury Drive, Suite 100, Beverly Hills, CA 90210
                          Account of OVERSEAS FILMGROUP INC.
                    ABA No.: 122 016 066; Account No.: 001 120 891

Please reference the film title on the wire transfer authorization and fax all wire transfer information to Mr. Mansour Mostaedi, Senior VP of Finance & Accounting; Fax: 310-855-0719.

                            DISPOSITION OF GROSS RECEIPTS

VIDEO: With respect to each Video Device Sold, Distributor shall pay Licensor a sum equal to 25% (TWENTY-FIVE) of the gross wholesale price of such Video Device and 25% (TWENTY-FIVE) of Distributor's gross receipts from any other form of Video Device distribution.

PAY AND FREE TELEVISION: 70% (SEVENTY PERCENT) to Licensor and 3O% (THIRTY PERCENT) to Distributor. Distribution expenses as per Article 6A to be deducted from Licensor's share.


RECOUPMENT OF THE ADVANCED MINIMUM GUARANTEE: Distributor is authorized to recoup the advanced minimum guarantee from Licensor's share of gross receipts in the amount of the equivalent local currency at the date when the advanced minimum guarantee is paid.

APPLICABLE LAW: California

                           ADDITIONAL TERMS AND CONDITIONS

(a) The name and logo of OVERSEAS FILMGROUP, INC. shall appear on all advertising of titles and on the video cassette and disc cartons in a prominent position as an "OVERSEAS FILMGROUP PRESENTATION".

(b) Distributor shall supply Licensor with two (2) VHS copies of the Release Videocassette in the Original Packaging as created by Distributor, as well as the trailer, in the dubbed and/or subtitled version. Thereafter, Distributor grants to Licensor the right to purchase at laboratory cost, additional copies of the subtitled and/or dubbed versions, posters, etc., created by Distributor.

(c) Distributor shall only license to Television Stations the telecast of which is transmitted from within the licensed territory and the signal of which is received within the licensed territory.

(d) Distributor shall advise Licensor immediately in writing of the Release Date in each Media Licensed.

(e) Licensee is authorized to Sub-License the rights granted herein AFTER FULL PAYMENT OF THE MINIMUM GUARANTEE HAS BEEN RECEIVED BY LICENSOR during the term of this Agreement provided that Licensee and Sub-Licensee jointly and severally remain fully responsible for all obligations, warranties and representations hereunder. Once any Sub-License agreement has been made, Licensee shall notify Licensor in writing of its terms and conditions along with the name, address, phone and fax of Sub-Licensee. Nothing herein contained shall be construed as permission to reduce the amounts payable to Licensor.

(f) That certain document, the Standard Terms and Conditions, fully executed on March 01, 1990, is incorporated herein by this reference and by signature below Distributor acknowledges that they have been read and agrees to be bound by them.

(g) No taxes (other than withholding taxes identified in the Distribution Terms) or other charges may be deducted from the Minimum Guarantee. If Distributor is required to pay withholding tax, a copy of the legal tax certificate must be sent to the Licensor. If Distributor is required to pay any remittance or withholding tax on amounts due Licensor other than the Guarantee, then Distributor will provide Licensor with all documentation indicating Distributor's payment of the required amount on Licensor's behalf before deducting Distributor's payment from any sums due Licensor.

(h) Distributor will give Licensor access to any dubbed tracks at no additional charge.


AGREED AND ACCEPTED:                      AGREED AND ACCEPTED:


/s/ ROBERT lITTLE                          /s/ ALESSANDRO fRACASSI
------------------------------------      ------------------------------
OVERSEAS FILMGROUP, INC.                  RACING PICTURES SRL
("Owner/Licensor")                        ("Distributor/Licensee")

                                  LICENSE AGREEMENT

THIS AGREEMENT is entered into as of SEPTEMBER 01, 1991 by and between OVERSEAS FILMGROUP, INC., 8800 Boulevard, Suite 302, Los Angeles, CA 90069
("Owner/Licensor") and RACING PICTURES s.r.l., Via dei Tre Orologo, 10, 00197 Rome, Italy ("Distributor/Licensee").

As used in this Agreement, the following term shall have the meaning indicated:


                                      DEAL TERMS

PICTURE:      DANGER ZONE III starring Jason Williams, Robert Random; Directed by Douglas Bronco.

TERRITORY:    ITALY ONLY.

TERM:    TEN (10) YEARS commencing on SEPTEMBER 01, 1991 and ending on AUGUST
31, 2001.  The term shall be subject to events of force majeure.

THE RIGHTS LICENSED HEREIN: VIDEO, PAY AND FREE TELEVISION only, subject to delivery of the Picture to Licensor and payment of the Minimum Guarantee by Licensee as provided below.

LANGUAGE VERSION: ITALIAN LANGUAGE DUBBED VERSION ONLY. Distributor agrees to make at its sole cost and expense such dubbed version of the Picture. Distributor is expressly prohibited from exploiting any language version of the picture other than the ITALIAN dubbed version authorized hereunder.

MINIMUM GUARANTEE: US$25,000.00 NET (US$27,173.92 Gross less 8% withholding tax) payable as follows:

    (a)  US$  2,500.00  UPON SIGNATURE OF THIS AGREEMENT; AND
    (b) US$ 22,500.00 Prior to delivery of Picture, but not later than JANUARY 01, 1992.

BANKING INFORMATION FOR WIRE TRANSFERS:
                                  City National Bank
             400 North Roxbury Drive, Suite 100, Beverly Hills, CA 90210
                          Account of OVERSEAS FILMGROUP INC.
                    ABA No.: 122 016 066; Account No.: 001 120 891

Please reference the film title on the wire transfer authorization and fax all wire transfer information to Mr. Mansour Mostaedi, Senior VP of Finance & Accounting; Fax: 310-855-0719.

                            DISPOSITION OF GROSS RECEIPTS

VIDEO: With respect to each Video Device Sold, Distributor shall pay Licensor a sum equal to 25% (TWENTY-FIVE) of the gross wholesale price of such Video Device and 25% (TWENTY-FIVE) of Distributor's gross receipts from any other form of Video Device distribution.

PAY AND FREE TELEVISION: 70% (SEVENTY PERCENT) to Licensor and 3O% (THIRTY PERCENT) to Distributor. Distribution expenses as per Article 6A to be deducted from Licensor's share.


RECOUPMENT OF THE ADVANCED MINIMUM GUARANTEE: Distributor is authorized to recoup the advanced minimum guarantee from Licensor's share of gross receipts in the amount of the equivalent local currency at the date when the advanced minimum guarantee is paid.

APPLICABLE LAW: California

                           ADDITIONAL TERMS AND CONDITIONS

(a) The name and logo of OVERSEAS FILMGROUP, INC. shall appear on all advertising of titles and on the video cassette and disc cartons in a prominent position as an "OVERSEAS FILMGROUP PRESENTATION".

(b) Distributor shall supply Licensor with two (2) VHS copies of the Release Videocassette in the Original Packaging as created by Distributor, as well as the trailer, in the dubbed and/or subtitled version. Thereafter, Distributor grants to Licensor the right to purchase at laboratory cost, additional copies of the subtitled and/or dubbed versions, posters, etc., created by Distributor.

(c) Distributor shall only license to Television Stations the telecast of which is transmitted from within the licensed territory and the signal of which is received within the licensed territory.

(d) Distributor shall advise Licensor immediately in writing of the Release Date in each Media Licensed.

(e) Licensee is authorized to Sub-License the rights granted herein AFTER FULL PAYMENT OF THE MINIMUM GUARANTEE HAS BEEN RECEIVED BY LICENSOR during the term of this Agreement provided that Licensee and Sub-Licensee jointly and severally remain fully responsible for all obligations, warranties and representations hereunder. Once any Sub-License agreement has been made, Licensee shall notify Licensor in writing of its terms and conditions along with the name, address, phone and fax of Sub-Licensee. Nothing herein contained shall be construed as permission to reduce the amounts payable to Licensor.

(f) That certain document, the Standard Terms and Conditions, fully executed on March 01, 1990, is incorporated herein by this reference and by signature below Distributor acknowledges that they have been read and agrees to be bound by them.

(g) No taxes (other than withholding taxes identified in the Distribution Terms) or other charges may be deducted from the Minimum Guarantee. If Distributor is required to pay withholding tax, a copy of the legal tax certificate must be sent to the Licensor. If Distributor is required to pay any remittance or withholding tax on amounts due Licensor other than the Guarantee, then Distributor will provide Licensor with all documentation indicating Distributor's payment of the required amount on Licensor's behalf before deducting Distributor's payment from any sums due Licensor.

(h) Distributor will give Licensor access to any dubbed tracks at no additional charge.


AGREED AND ACCEPTED:                             AGREED AND ACCEPTED:


/s/ ROBERT LITTLE                                /s/ ALESSANDRO FRACASSI
------------------------------------             -----------------------------
OVERSEAS FILMGROUP, INC.                         RACING PICTURES SRL
("Owner/Licensor")                               ("Distributor/Licensee")

                                  LICENSE AGREEMENT

THIS AGREEMENT is entered into as of SEPTEMBER 01, 1991 by and between OVERSEAS FILMGROUP, INC., 8800 Boulevard, Suite 302, Los Angeles, CA 90069 ("Owner/Licensor") and RACING PICTURES s.r.l., Via dei Tre Orologo, 10, 00197 Rome, Italy ("Distributor/Licensee").

As used in this Agreement, the following term shall have the meaning indicated:

                                      DEAL TERMS

PICTURE:      DEADLY DECEPTION starring Clare Hoak, Andrew Stevens, Lloyd
Bochner, directed by Anthony J. Loma.

TERRITORY:    ITALY ONLY.

TERM:    TEN (10) YEARS commencing on SEPTEMBER 01, 1991 and ending on AUGUST
31, 2001.  The term shall be subject to events of force majeure.

THE RIGHTS LICENSED HEREIN: VIDEO, PAY AND FREE TELEVISION only, subject to delivery of the Picture to Licensor and payment of the Minimum Guarantee by Licensee as provided below.

LANGUAGE VERSION: ITALIAN LANGUAGE DUBBED VERSION ONLY. Distributor agrees to make at its sole cost and expense such dubbed version of the Picture. Distributor is expressly prohibited from exploiting any language version of the picture other than the ITALIAN dubbed version authorized hereunder.

MINIMUM GUARANTEE: US$40,000.00 NET (US$43,478.26 Gross less 8% withholding tax) payable as follows:

    (a)  US$  4,000.00  UPON SIGNATURE OF THIS AGREEMENT; AND
    (b) US$ 36,000.00 Prior to delivery of Picture, but not later than JANUARY 01, 1992.

BANKING INFORMATION FOR WIRE TRANSFERS:
                                  City National Bank
             400 North Roxbury Drive, Suite 100, Beverly Hills, CA 90210
                          Account of OVERSEAS FILMGROUP INC.
                    ABA No.: 122 016 066; Account No.: 001 120 891

Please reference the film title on the wire transfer authorization and fax all wire transfer information to Mr. Mansour Mostaedi, Senior VP of Finance & Accounting; Fax: 310-855-0719.

                            DISPOSITION OF GROSS RECEIPTS

VIDEO: With respect to each Video Device Sold, Distributor shall pay Licensor a sum equal to 25% (TWENTY-FIVE) of the gross wholesale price of such Video Device and 25% (TWENTY-FIVE) of Distributor's gross receipts from any other form of Video Device distribution.

PAY AND FREE TELEVISION: 70% (SEVENTY PERCENT) to Licensor and 3O% (THIRTY PERCENT) to Distributor. Distribution expenses as per Article 6A to be deducted from Licensor's share.


RECOUPMENT OF THE ADVANCED MINIMUM GUARANTEE: Distributor is authorized to recoup the advanced minimum guarantee from Licensor's share of gross receipts in the amount of the equivalent local currency at the date when the advanced minimum guarantee is paid.

APPLICABLE LAW: California

                           ADDITIONAL TERMS AND CONDITIONS

(a) The name and logo of OVERSEAS FILMGROUP, INC. shall appear on all advertising of titles and on the video cassette and disc cartons in a prominent position as an "OVERSEAS FILMGROUP PRESENTATION".

(b) Distributor shall supply Licensor with two (2) VHS copies of the Release Videocassette in the Original Packaging as created by Distributor, as well as the trailer, in the dubbed and/or subtitled version. Thereafter, Distributor grants to Licensor the right to purchase at laboratory cost, additional copies of the subtitled and/or dubbed versions, posters, etc., created by Distributor.

(c) Distributor shall only license to Television Stations the telecast of which is transmitted from within the licensed territory and the signal of which is received within the licensed territory.

(d) Distributor shall advise Licensor immediately in writing of the Release Date in each Media Licensed.

(e) Licensee is authorized to Sub-License the rights granted herein AFTER FULL PAYMENT OF THE MINIMUM GUARANTEE HAS BEEN RECEIVED BY LICENSOR during the term of this Agreement provided that Licensee and Sub-Licensee jointly and severally remain fully responsible for all obligations, warranties and representations hereunder. Once any Sub-License agreement has been made, Licensee shall notify Licensor in writing of its terms and conditions along with the name, address, phone and fax of Sub-Licensee. Nothing herein contained shall be construed as permission to reduce the amounts payable to Licensor.

(f) That certain document, the Standard Terms and Conditions, fully executed on March 01, 1990, is incorporated herein by this reference and by signature below Distributor acknowledges that they have been read and agrees to be bound by them.

(g) No taxes (other than withholding taxes identified in the Distribution Terms) or other charges may be deducted from the Minimum Guarantee. If Distributor is required to pay withholding tax, a copy of the legal tax certificate must be sent to the Licensor. If Distributor is required to pay any remittance or withholding tax on amounts due Licensor other than the Guarantee, then Distributor will provide Licensor with all documentation indicating Distributor's payment of the required amount on Licensor's behalf before deducting Distributor's payment from any sums due Licensor.

(h) Distributor will give Licensor access to any dubbed tracks at no additional charge.


AGREED AND ACCEPTED:                             AGREED AND ACCEPTED:


/s/ ROBERT LITTLE                                /s/ ALESSANDRO FRACASSI
-----------------------------------              -----------------------------
OVERSEAS FILMGROUP, INC.                         RACING PICTURES SRL
("Owner/Licensor")                               ("Distributor/Licensee")

                                  LICENSE AGREEMENT

THIS AGREEMENT is entered into as of SEPTEMBER 01, 1991 by and between OVERSEAS FILMGROUP, INC., 8800 Boulevard, Suite 302, Los Angeles, CA 90069
("Owner/Licensor") and RACING PICTURES s.r.l., Via dei Tre Orologo, 10, 00197 Rome, Italy ("Distributor/Licensee").

As used in this Agreement, the following term shall have the meaning indicated:

                                      DEAL TERMS

PICTURE:      DEATH IN BRUNSWICK starring Sam Neill,  Zoe Carides, and John
Clarke. Directed by John Ruane.

TERRITORY:    ITALY ONLY.

TERM:    TEN (10) YEARS commencing on SEPTEMBER 01, 1991 and ending on AUGUST
31, 2001.  The term shall be subject to events of force majeure.

THE RIGHTS LICENSED HEREIN: VIDEO, PAY AND FREE TELEVISION only, subject to delivery of the Picture to Licensor and payment of the Minimum Guarantee by Licensee as provided below.

LANGUAGE VERSION: ITALIAN LANGUAGE DUBBED VERSION ONLY. Distributor agrees to make at its sole cost and expense such dubbed version of the Picture. Distributor is expressly prohibited from exploiting any language version of the picture other than the ITALIAN dubbed version authorized hereunder.

MINIMUM GUARANTEE: US$100,000.00 NET (US$108,695.65 Gross less 8% withholding tax) payable as follows:

    (a)  US$ 10,000.00  UPON SIGNATURE OF THIS AGREEMENT; AND
    (b) US$ 90,000.00 Prior to delivery of Picture, but not later than JANUARY 01, 1992.

BANKING INFORMATION FOR WIRE TRANSFERS:
                                  City National Bank
             400 North Roxbury Drive, Suite 100, Beverly Hills, CA 90210
                          Account of OVERSEAS FILMGROUP INC.
                    ABA No.: 122 016 066; Account No.: 001 120 891

Please reference the film title on the wire transfer authorization and fax all wire transfer information to Mr. Mansour Mostaedi, Senior VP of Finance & Accounting; Fax: 310-855-0719.

                            DISPOSITION OF GROSS RECEIPTS

VIDEO: With respect to each Video Device Sold, Distributor shall pay Licensor a sum equal to 25% (TWENTY-FIVE) of the gross wholesale price of such Video Device and 25% (TWENTY-FIVE) of Distributor's gross receipts from any other form of Video Device distribution.

PAY AND FREE TELEVISION: 70% (SEVENTY PERCENT) to Licensor and 3O% (THIRTY PERCENT) to Distributor. Distribution expenses as per Article 6A to be deducted from Licensor's share.


RECOUPMENT OF THE ADVANCED MINIMUM GUARANTEE: Distributor is authorized to recoup the advanced minimum guarantee from Licensor's share of gross receipts in the amount of the equivalent local currency at the date when the advanced minimum guarantee is paid.

APPLICABLE LAW: California

                           ADDITIONAL TERMS AND CONDITIONS

(a) The name and logo of OVERSEAS FILMGROUP, INC. shall appear on all advertising of titles and on the video cassette and disc cartons in a prominent position as an "OVERSEAS FILMGROUP PRESENTATION".

(b) Distributor shall supply Licensor with two (2) VHS copies of the Release Videocassette in the Original Packaging as created by Distributor, as well as the trailer, in the dubbed and/or subtitled version. Thereafter, Distributor grants to Licensor the right to purchase at laboratory cost, additional copies of the subtitled and/or dubbed versions, posters, etc., created by Distributor.

(c) Distributor shall only license to Television Stations the telecast of which is transmitted from within the licensed territory and the signal of which is received within the licensed territory.

(d) Distributor shall advise Licensor immediately in writing of the Release Date in each Media Licensed.

(e) Licensee is authorized to Sub-License the rights granted herein AFTER FULL PAYMENT OF THE MINIMUM GUARANTEE HAS BEEN RECEIVED BY LICENSOR during the term of this Agreement provided that Licensee and Sub-Licensee jointly and severally remain fully responsible for all obligations, warranties and representations hereunder. Once any Sub-License agreement has been made, Licensee shall notify Licensor in writing of its terms and conditions along with the name, address, phone and fax of Sub-Licensee. Nothing herein contained shall be construed as permission to reduce the amounts payable to Licensor.

(f) That certain document, the Standard Terms and Conditions, fully executed on March 01, 1990, is incorporated herein by this reference and by signature below Distributor acknowledges that they have been read and agrees to be bound by them.

(g) No taxes (other than withholding taxes identified in the Distribution Terms) or other charges may be deducted from the Minimum Guarantee. If Distributor is required to pay withholding tax, a copy of the legal tax certificate must be sent to the Licensor. If Distributor is required to pay any remittance or withholding tax on amounts due Licensor other than the Guarantee, then Distributor will provide Licensor with all documentation indicating Distributor's payment of the required amount on Licensor's behalf before deducting Distributor's payment from any sums due Licensor.

(h) Distributor will give Licensor access to any dubbed tracks at no additional charge.


AGREED AND ACCEPTED:                             AGREED AND ACCEPTED:


/s/ ROBERT LITTLE                                /s/ ALESSANDRO FRACASSI
------------------------------------             -----------------------------
OVERSEAS FILMGROUP, INC.                         RACING PICTURES SRL
("Owner/Licensor")                               ("Distributor/Licensee")

                                  LICENSE AGREEMENT

THIS AGREEMENT is entered into as of SEPTEMBER 01, 1991 by and between OVERSEAS FILMGROUP, INC., 8800 Boulevard, Suite 302, Los Angeles, CA 90069
("Owner/Licensor") and RACING PICTURES s.r.l., Via dei Tre Orologo, 10, 00197 Rome, Italy ("Distributor/Licensee").

As used in this Agreement, the following term shall have the meaning indicated:

                                      DEAL TERMS

PICTURE:      DUMB LUCK IN VEGAS starring Joey Travolta, Jeff Conaway, Frank
Sivero, directed by Raymond Martino.

TERRITORY:    ITALY ONLY.

TERM:    TEN (10) YEARS commencing on SEPTEMBER 01, 1991 and ending on AUGUST
31, 2001.  The term shall be subject to events of force majeure.

THE RIGHTS LICENSED HEREIN: VIDEO, PAY AND FREE TELEVISION only, subject to delivery of the Picture to Licensor and payment of the Minimum Guarantee by Licensee as provided below.

LANGUAGE VERSION: ITALIAN LANGUAGE DUBBED VERSION ONLY. Distributor agrees to make at its sole cost and expense such dubbed version of the Picture. Distributor is expressly prohibited from exploiting any language version of the picture other than the ITALIAN dubbed version authorized hereunder.

MINIMUM GUARANTEE: US$45,000.00 NET (US$49,913.04 Gross less 8% withholding tax) payable as follows:

    (a)  US$  4,500.00  UPON SIGNATURE OF THIS AGREEMENT; AND
    (b) US$ 40,500.00 Prior to delivery of Picture, but not later than JANUARY 01, 1992.

BANKING INFORMATION FOR WIRE TRANSFERS:
                                  City National Bank
             400 North Roxbury Drive, Suite 100, Beverly Hills, CA 90210
                          Account of OVERSEAS FILMGROUP INC.
                    ABA No.: 122 016 066; Account No.: 001 120 891

Please reference the film title on the wire transfer authorization and fax all wire transfer information to Mr. Mansour Mostaedi, Senior VP of Finance & Accounting; Fax: 310-855-0719.

                            DISPOSITION OF GROSS RECEIPTS

VIDEO: With respect to each Video Device Sold, Distributor shall pay Licensor a sum equal to 25% (TWENTY-FIVE) of the gross wholesale price of such Video Device and 25% (TWENTY-FIVE) of Distributor's gross receipts from any other form of Video Device distribution.

PAY AND FREE TELEVISION: 70% (SEVENTY PERCENT) to Licensor and 3O% (THIRTY PERCENT) to Distributor. Distribution expenses as per Article 6A to be deducted from Licensor's share.


RECOUPMENT OF THE ADVANCED MINIMUM GUARANTEE: Distributor is authorized to recoup the advanced minimum guarantee from Licensor's share of gross receipts in the amount of the equivalent local currency at the date when the advanced minimum guarantee is paid.

APPLICABLE LAW: California

                           ADDITIONAL TERMS AND CONDITIONS

(a) The name and logo of OVERSEAS FILMGROUP, INC. shall appear on all advertising of titles and on the video cassette and disc cartons in a prominent position as an "OVERSEAS FILMGROUP PRESENTATION".

(b) Distributor shall supply Licensor with two (2) VHS copies of the Release Videocassette in the Original Packaging as created by Distributor, as well as the trailer, in the dubbed and/or subtitled version. Thereafter, Distributor grants to Licensor the right to purchase at laboratory cost, additional copies of the subtitled and/or dubbed versions, posters, etc., created by Distributor.

(c) Distributor shall only license to Television Stations the telecast of which is transmitted from within the licensed territory and the signal of which is received within the licensed territory.

(d) Distributor shall advise Licensor immediately in writing of the Release Date in each Media Licensed.

(e) Licensee is authorized to Sub-License the rights granted herein AFTER FULL PAYMENT OF THE MINIMUM GUARANTEE HAS BEEN RECEIVED BY LICENSOR during the term of this Agreement provided that Licensee and Sub-Licensee jointly and severally remain fully responsible for all obligations, warranties and representations hereunder. Once any Sub-License agreement has been made, Licensee shall notify Licensor in writing of its terms and conditions along with the name, address, phone and fax of Sub-Licensee. Nothing herein contained shall be construed as permission to reduce the amounts payable to Licensor.

(f) That certain document, the Standard Terms and Conditions, fully executed on March 01, 1990, is incorporated herein by this reference and by signature below Distributor acknowledges that they have been read and agrees to be bound by them.

(g) No taxes (other than withholding taxes identified in the Distribution Terms) or other charges may be deducted from the Minimum Guarantee. If Distributor is required to pay withholding tax, a copy of the legal tax certificate must be sent to the Licensor. If Distributor is required to pay any remittance or withholding tax on amounts due Licensor other than the Guarantee, then Distributor will provide Licensor with all documentation indicating Distributor's payment of the required amount on Licensor's behalf before deducting Distributor's payment from any sums due Licensor.

(h) Distributor will give Licensor access to any dubbed tracks at no additional charge.


AGREED AND ACCEPTED:                             AGREED AND ACCEPTED:


/s/ ROBERT LITTLE                                /s/ ALESSANDRO FRACASSI
-------------------------------------            -----------------------------
OVERSEAS FILMGROUP, INC.                         RACING PICTURES SRL
("Owner/Licensor")                               ("Distributor/Licensee")

                                  LICENSE AGREEMENT

THIS AGREEMENT is entered into as of SEPTEMBER 01, 1991 by and between OVERSEAS FILMGROUP, INC., 8800 Boulevard, Suite 302, Los Angeles, CA 90069
("Owner/Licensor") and RACING PICTURES s.r.l., Via dei Tre Orologo, 10, 00197 Rome, Italy ("Distributor/Licensee").

As used in this Agreement, the following term shall have the meaning indicated:

                                      DEAL TERMS

PICTURE:      DYING TIME starring Jimmy Stathis, Deborah Downey and Paul Drake, directed by Allan Kuskowski.

TERRITORY:    ITALY ONLY.

TERM:    TEN (10) YEARS commencing on SEPTEMBER 01, 1991 and ending on AUGUST
31, 2001.  The term shall be subject to events of force majeure.

THE RIGHTS LICENSED HEREIN: VIDEO, PAY AND FREE TELEVISION only, subject to delivery of the Picture to Licensor and payment of the Minimum Guarantee by Licensee as provided below.

LANGUAGE VERSION: ITALIAN LANGUAGE DUBBED VERSION ONLY. Distributor agrees to make at its sole cost and expense such dubbed version of the Picture. Distributor is expressly prohibited from exploiting any language version of the picture other than the ITALIAN dubbed version authorized hereunder.

MINIMUM GUARANTEE: US$30,000.00 NET (US$32,608.70 Gross less 8% withholding tax) payable as follows:

    (a)  US$  3,000.00  UPON SIGNATURE OF THIS AGREEMENT; AND
    (b) US$ 27,000.00 Prior to delivery of Picture, but not later than JANUARY 01, 1992.

BANKING INFORMATION FOR WIRE TRANSFERS:
                                  City National Bank
             400 North Roxbury Drive, Suite 100, Beverly Hills, CA 90210
                          Account of OVERSEAS FILMGROUP INC.
                    ABA No.: 122 016 066; Account No.: 001 120 891

Please reference the film title on the wire transfer authorization and fax all wire transfer information to Mr. Mansour Mostaedi, Senior VP of Finance & Accounting; Fax: 310-855-0719.

                            DISPOSITION OF GROSS RECEIPTS

VIDEO: With respect to each Video Device Sold, Distributor shall pay Licensor a sum equal to 25% (TWENTY-FIVE) of the gross wholesale price of such Video Device and 25% (TWENTY-FIVE) of Distributor's gross receipts from any other form of Video Device distribution.

PAY AND FREE TELEVISION: 70% (SEVENTY PERCENT) to Licensor and 3O% (THIRTY PERCENT) to Distributor. Distribution expenses as per Article 6A to be deducted from Licensor's share.


RECOUPMENT OF THE ADVANCED MINIMUM GUARANTEE: Distributor is authorized to recoup the advanced minimum guarantee from Licensor's share of gross receipts in the amount of the equivalent local currency at the date when the advanced minimum guarantee is paid.

APPLICABLE LAW: California

                           ADDITIONAL TERMS AND CONDITIONS

(a) The name and logo of OVERSEAS FILMGROUP, INC. shall appear on all advertising of titles and on the video cassette and disc cartons in a prominent position as an "OVERSEAS FILMGROUP PRESENTATION".

(b) Distributor shall supply Licensor with two (2) VHS copies of the Release Videocassette in the Original Packaging as created by Distributor, as well as the trailer, in the dubbed and/or subtitled version. Thereafter, Distributor grants to Licensor the right to purchase at laboratory cost, additional copies of the subtitled and/or dubbed versions, posters, etc., created by Distributor.

(c) Distributor shall only license to Television Stations the telecast of which is transmitted from within the licensed territory and the signal of which is received within the licensed territory.

(d) Distributor shall advise Licensor immediately in writing of the Release Date in each Media Licensed.

(e) Licensee is authorized to Sub-License the rights granted herein AFTER FULL PAYMENT OF THE MINIMUM GUARANTEE HAS BEEN RECEIVED BY LICENSOR during the term of this Agreement provided that Licensee and Sub-Licensee jointly and severally remain fully responsible for all obligations, warranties and representations hereunder. Once any Sub-License agreement has been made, Licensee shall notify Licensor in writing of its terms and conditions along with the name, address, phone and fax of Sub-Licensee. Nothing herein contained shall be construed as permission to reduce the amounts payable to Licensor.

(f) That certain document, the Standard Terms and Conditions, fully executed on March 01, 1990, is incorporated herein by this reference and by signature below Distributor acknowledges that they have been read and agrees to be bound by them.

(g) No taxes (other than withholding taxes identified in the Distribution Terms) or other charges may be deducted from the Minimum Guarantee. If Distributor is required to pay withholding tax, a copy of the legal tax certificate must be sent to the Licensor. If Distributor is required to pay any remittance or withholding tax on amounts due Licensor other than the Guarantee, then Distributor will provide Licensor with all documentation indicating Distributor's payment of the required amount on Licensor's behalf before deducting Distributor's payment from any sums due Licensor.

(h) Distributor will give Licensor access to any dubbed tracks at no additional charge.

AGREED AND ACCEPTED:                             AGREED AND ACCEPTED:


/s/ ROBERT LITTLE                                /s/ ALESSANDRO FRACASSI
----------------------------------               -----------------------------
OVERSEAS FILMGROUP, INC.                         RACING PICTURES SRL
("Owner/Licensor")                               ("Distributor/Licensee")

                                  LICENSE AGREEMENT

THIS AGREEMENT is entered into as of SEPTEMBER 01, 1991 by and between OVERSEAS FILMGROUP, INC., 8800 Boulevard, Suite 302, Los Angeles, CA 90069
("Owner/Licensor") and RACING PICTURES s.r.l., Via dei Tre Orologo, 10, 00197 Rome, Italy ("Distributor/Licensee").

As used in this Agreement, the following term shall have the meaning indicated:

                                      DEAL TERMS

PICTURE:      EDGE OF HONOR starring Cory Feldman, Meredith Salenger, Scott
Reeves, Ken Jenkins, Don Swayze.

TERRITORY:    ITALY ONLY.

TERM:    TEN (10) YEARS commencing on SEPTEMBER 01, 1991 and ending on AUGUST
31, 2001.  The term shall be subject to events of force majeure.

THE RIGHTS LICENSED HEREIN: PAY AND FREE TELEVISION only, subject to delivery of the Picture to Licensor and payment of the Minimum Guarantee by Licensee as provided below.

LANGUAGE VERSION: ITALIAN LANGUAGE DUBBED VERSION ONLY. Distributor agrees to make at its sole cost and expense such dubbed version of the Picture. Distributor is expressly prohibited from exploiting any language version of the picture other than the ITALIAN dubbed version authorized hereunder.

MINIMUM GUARANTEE: US$30,000.00 NET (US$32,608.70 Gross less 8% withholding tax) payable as follows:

    (a)  US$  3,000.00  UPON SIGNATURE OF THIS AGREEMENT; AND
    (b) US$ 27,000.00 Prior to delivery of Picture, but not later than JANUARY 01, 1992.

BANKING INFORMATION FOR WIRE TRANSFERS:
                                  City National Bank
             400 North Roxbury Drive, Suite 100, Beverly Hills, CA 90210
                          Account of OVERSEAS FILMGROUP INC.
                    ABA No.: 122 016 066; Account No.: 001 120 891

Please reference the film title on the wire transfer authorization and fax all wire transfer information to Mr. Mansour Mostaedi, Senior VP of Finance & Accounting; Fax: 310-855-0719.

                            DISPOSITION OF GROSS RECEIPTS

PAY AND FREE TELEVISION: 70% (SEVENTY PERCENT) to Licensor and 3O% (THIRTY PERCENT) to Distributor. Distribution expenses as per Article 6A to be deducted from Licensor's share.


RECOUPMENT OF THE ADVANCED MINIMUM GUARANTEE: Distributor is authorized to recoup the advanced minimum guarantee from Licensor's share of gross receipts in the amount of the equivalent local currency at the date when the advanced minimum guarantee is paid.

APPLICABLE LAW: California

                           ADDITIONAL TERMS AND CONDITIONS

(a) Distributor shall only license to Television Stations the telecast of which is transmitted from within the licensed territory and the signal of which is received within the licensed territory.

(b) Distributor shall advise Licensor immediately in writing of the Release Date in each Media Licensed.

(c) Licensee is authorized to Sub-License the rights granted herein AFTER FULL PAYMENT OF THE MINIMUM GUARANTEE HAS BEEN RECEIVED BY LICENSOR during the term of this Agreement provided that Licensee and Sub-Licensee jointly and severally remain fully responsible for all obligations, warranties and representations hereunder. Once any Sub-License agreement has been made, Licensee shall notify Licensor in writing of its terms and conditions along with the name, address, phone and fax of Sub-Licensee. Nothing herein contained shall be construed as permission to reduce the amounts payable to Licensor.

(d) That certain document, the Standard Terms and Conditions, fully executed on March 01, 1990, is incorporated herein by this reference and by signature below Distributor acknowledges that they have been read and agrees to be bound by them.

(e) No taxes (other than withholding taxes identified in the Distribution Terms) or other charges may be deducted from the Minimum Guarantee. If Distributor is required to pay withholding tax, a copy of the legal tax certificate must be sent to the Licensor. If Distributor is required to pay any remittance or withholding tax on amounts due Licensor other than the Guarantee, then Distributor will provide Licensor with all documentation indicating Distributor's payment of the required amount on Licensor's behalf before deducting Distributor's payment from any sums due Licensor.

(f) Distributor will give Licensor access to any dubbed tracks at no additional charge.


AGREED AND ACCEPTED:                             AGREED AND ACCEPTED:


/s/ ROBERT LITTLE                                /s/ ALESSANDRO FRACASSI
--------------------------------                 -----------------------------
OVERSEAS FILMGROUP, INC.                         RACING PICTURES SRL
("Owner/Licensor")                               ("Distributor/Licensee")

                                  LICENSE AGREEMENT

THIS AGREEMENT is entered into as of SEPTEMBER 01, 1991 by and between OVERSEAS FILMGROUP, INC., 8800 Boulevard, Suite 302, Los Angeles, CA 90069
("Owner/Licensor") and RACING PICTURES s.r.l., Via dei Tre Orologo, 10, 00197 Rome, Italy ("Distributor/Licensee").

As used in this Agreement, the following term shall have the meaning indicated:

                                      DEAL TERMS

PICTURE:      FISTFIGHTER starring George Rivero, Mike Connors, and Edward
Albert. Directed by Frank Zuniga.

TERRITORY:    ITALY ONLY.

TERM:    TEN (10) YEARS commencing on SEPTEMBER 01, 1991 and ending on AUGUST
31, 2001.  The term shall be subject to events of force majeure.

THE RIGHTS LICENSED HEREIN: VIDEO, PAY AND FREE TELEVISION only, subject to delivery of the Picture to Licensor and payment of the Minimum Guarantee by Licensee as provided below.

LANGUAGE VERSION: ITALIAN LANGUAGE DUBBED VERSION ONLY. Distributor agrees to make at its sole cost and expense such dubbed version of the Picture. Distributor is expressly prohibited from exploiting any language version of the picture other than the ITALIAN dubbed version authorized hereunder.

MINIMUM GUARANTEE: US$70,000.00 NET (US$76,086.96 Gross less 8% withholding tax) payable as follows:

    (a)  US$  7,000.00  UPON SIGNATURE OF THIS AGREEMENT; AND
    (b) US$ 63,000.00 Prior to delivery of Picture, but not later than JANUARY 01, 1992.

BANKING INFORMATION FOR WIRE TRANSFERS:
                                  City National Bank
             400 North Roxbury Drive, Suite 100, Beverly Hills, CA 90210
                          Account of OVERSEAS FILMGROUP INC.
                    ABA No.: 122 016 066; Account No.: 001 120 891

Please reference the film title on the wire transfer authorization and fax all wire transfer information to Mr. Mansour Mostaedi, Senior VP of Finance & Accounting; Fax: 310-855-0719.

                            DISPOSITION OF GROSS RECEIPTS

VIDEO: With respect to each Video Device Sold, Distributor shall pay Licensor a sum equal to 25% (TWENTY-FIVE) of the gross wholesale price of such Video Device and 25% (TWENTY-FIVE) of Distributor's gross receipts from any other form of Video Device distribution.

PAY AND FREE TELEVISION: 70% (SEVENTY PERCENT) to Licensor and 3O% (THIRTY PERCENT) to Distributor. Distribution expenses as per Article 6A to be deducted from Licensor's share.


RECOUPMENT OF THE ADVANCED MINIMUM GUARANTEE: Distributor is authorized to recoup the advanced minimum guarantee from Licensor's share of gross receipts in the amount of the equivalent local currency at the date when the advanced minimum guarantee is paid.

APPLICABLE LAW: California

                           ADDITIONAL TERMS AND CONDITIONS

(a) The name and logo of OVERSEAS FILMGROUP, INC. shall appear on all advertising of titles and on the video cassette and disc cartons in a prominent position as an "OVERSEAS FILMGROUP PRESENTATION".

(b) Distributor shall supply Licensor with two (2) VHS copies of the Release Videocassette in the Original Packaging as created by Distributor, as well as the trailer, in the dubbed and/or subtitled version. Thereafter, Distributor grants to Licensor the right to purchase at laboratory cost, additional copies of the subtitled and/or dubbed versions, posters, etc., created by Distributor.

(c) Distributor shall only license to Television Stations the telecast of which is transmitted from within the licensed territory and the signal of which is received within the licensed territory.

(d) Distributor shall advise Licensor immediately in writing of the Release Date in each Media Licensed.

(e) Licensee is authorized to Sub-License the rights granted herein AFTER FULL PAYMENT OF THE MINIMUM GUARANTEE HAS BEEN RECEIVED BY LICENSOR during the term of this Agreement provided that Licensee and Sub-Licensee jointly and severally remain fully responsible for all obligations, warranties and representations hereunder. Once any Sub-License agreement has been made, Licensee shall notify Licensor in writing of its terms and conditions along with the name, address, phone and fax of Sub-Licensee. Nothing herein contained shall be construed as permission to reduce the amounts payable to Licensor.

(f) That certain document, the Standard Terms and Conditions, fully executed on March 01, 1990, is incorporated herein by this reference and by signature below Distributor acknowledges that they have been read and agrees to be bound by them.

(g) No taxes (other than withholding taxes identified in the Distribution Terms) or other charges may be deducted from the Minimum Guarantee. If Distributor is required to pay withholding tax, a copy of the legal tax certificate must be sent to the Licensor. If Distributor is required to pay any remittance or withholding tax on amounts due Licensor other than the Guarantee, then Distributor will provide Licensor with all documentation indicating Distributor's payment of the required amount on Licensor's behalf before deducting Distributor's payment from any sums due Licensor.

(h) Distributor will give Licensor access to any dubbed tracks at no additional charge.


AGREED AND ACCEPTED:                             AGREED AND ACCEPTED:


/s/ ROBERT LITTLE                                /s/ ALESSANDRO FRACASSI
------------------------------                   -----------------------------
OVERSEAS FILMGROUP, INC.                         RACING PICTURES SRL
("Owner/Licensor")                               ("Distributor/Licensee")

                                  LICENSE AGREEMENT

THIS AGREEMENT is entered into as of SEPTEMBER 01, 1991 by and between OVERSEAS FILMGROUP, INC., 8800 Boulevard, Suite 302, Los Angeles, CA 90069
("Owner/Licensor") and RACING PICTURES s.r.l., Via dei Tre Orologo, 10, 00197 Rome, Italy ("Distributor/Licensee").

As used in this Agreement, the following term shall have the meaning indicated:

                                      DEAL TERMS

PICTURE:      GIRL TALK starring Liz Torres, Dari Michaelson, Deanna Lund, Jane
Wald, Lauren Chiles.

TERRITORY:    ITALY ONLY.

TERM:    TEN (10) YEARS commencing on SEPTEMBER 01, 1991 and ending on AUGUST
31, 2001.  The term shall be subject to events of force majeure.

THE RIGHTS LICENSED HEREIN: VIDEO, PAY AND FREE TELEVISION only, subject to delivery of the Picture to Licensor and payment of the Minimum Guarantee by Licensee as provided below.

LANGUAGE VERSION: ITALIAN LANGUAGE DUBBED VERSION ONLY. Distributor agrees to make at its sole cost and expense such dubbed version of the Picture. Distributor is expressly prohibited from exploiting any language version of the picture other than the ITALIAN dubbed version authorized hereunder.

MINIMUM GUARANTEE: US$15,000.00 NET (US$16,304.35 Gross less 8% withholding tax) payable as follows:

    (a)  US$  1,500.00  UPON SIGNATURE OF THIS AGREEMENT; AND
    (b) US$ 13,500.00 Prior to delivery of Picture, but not later than JANUARY 01, 1992.

BANKING INFORMATION FOR WIRE TRANSFERS:
                                  City National Bank
             400 North Roxbury Drive, Suite 100, Beverly Hills, CA 90210
                          Account of OVERSEAS FILMGROUP INC.
                    ABA No.: 122 016 066; Account No.: 001 120 891

Please reference the film title on the wire transfer authorization and fax all wire transfer information to Mr. Mansour Mostaedi, Senior VP of Finance & Accounting; Fax: 310-855-0719.

                            DISPOSITION OF GROSS RECEIPTS

VIDEO: With respect to each Video Device Sold, Distributor shall pay Licensor a sum equal to 25% (TWENTY-FIVE) of the gross wholesale price of such Video Device and 25% (TWENTY-FIVE) of Distributor's gross receipts from any other form of Video Device distribution.

PAY AND FREE TELEVISION: 70% (SEVENTY PERCENT) to Licensor and 3O% (THIRTY PERCENT) to Distributor. Distribution expenses as per Article 6A to be deducted from Licensor's share.


RECOUPMENT OF THE ADVANCED MINIMUM GUARANTEE: Distributor is authorized to recoup the advanced minimum guarantee from Licensor's share of gross receipts in the amount of the equivalent local currency at the date when the advanced minimum guarantee is paid.

APPLICABLE LAW: California

                           ADDITIONAL TERMS AND CONDITIONS

(a) The name and logo of OVERSEAS FILMGROUP, INC. shall appear on all advertising of titles and on the video cassette and disc cartons in a prominent position as an "OVERSEAS FILMGROUP PRESENTATION".

(b) Distributor shall supply Licensor with two (2) VHS copies of the Release Videocassette in the Original Packaging as created by Distributor, as well as the trailer, in the dubbed and/or subtitled version. Thereafter, Distributor grants to Licensor the right to purchase at laboratory cost, additional copies of the subtitled and/or dubbed versions, posters, etc., created by Distributor.

(c) Distributor shall only license to Television Stations the telecast of which is transmitted from within the licensed territory and the signal of which is received within the licensed territory.

(d) Distributor shall advise Licensor immediately in writing of the Release Date in each Media Licensed.

(e) Licensee is authorized to Sub-License the rights granted herein AFTER FULL PAYMENT OF THE MINIMUM GUARANTEE HAS BEEN RECEIVED BY LICENSOR during the term of this Agreement provided that Licensee and Sub-Licensee jointly and severally remain fully responsible for all obligations, warranties and representations hereunder. Once any Sub-License agreement has been made, Licensee shall notify Licensor in writing of its terms and conditions along with the name, address, phone and fax of Sub-Licensee. Nothing herein contained shall be construed as permission to reduce the amounts payable to Licensor.

(f) That certain document, the Standard Terms and Conditions, fully executed on March 01, 1990, is incorporated herein by this reference and by signature below Distributor acknowledges that they have been read and agrees to be bound by them.

(g) No taxes (other than withholding taxes identified in the Distribution Terms) or other charges may be deducted from the Minimum Guarantee. If Distributor is required to pay withholding tax, a copy of the legal tax certificate must be sent to the Licensor. If Distributor is required to pay any remittance or withholding tax on amounts due Licensor other than the Guarantee, then Distributor will provide Licensor with all documentation indicating Distributor's payment of the required amount on Licensor's behalf before deducting Distributor's payment from any sums due Licensor.

(h) Distributor will give Licensor access to any dubbed tracks at no additional charge.


AGREED AND ACCEPTED:                             AGREED AND ACCEPTED:


/s/ ROBERT LITTLE                                /s/ ALESSANDRO FRACASSI
--------------------------------                 -----------------------------
OVERSEAS FILMGROUP, INC.                         RACING PICTURES SRL
("Owner/Licensor")                               ("Distributor/Licensee")

                                  LICENSE AGREEMENT

THIS AGREEMENT is entered into as of MARCH 01, 1990 by and between OVERSEAS FILMGROUP, INC., 8800 Boulevard, Suite 302, Los Angeles, CA 90069
("Owner/Licensor") and RACING PICTURES s.r.l., Via dei Tre Orologo, 10, 00197 Rome, Italy ("Distributor/Licensee").

As used in this Agreement, the following term shall have the meaning indicated:

                                      DEAL TERMS

PICTURE:      HYDRA starring Timothy Bottoms, Jared Martin, Taryn Power, Jack
Taylor, directed by Gergoru Greens.

TERRITORY:    ITALY ONLY.

TERM:    TEN (10) YEARS commencing on MARCH 01, 1990 and ending on MARCH
01, 2000.  The term shall be subject to events of force majeure.

THE RIGHTS LICENSED HEREIN: VIDEO, PAY AND FREE TELEVISION only, subject to delivery of the Picture to Licensor and payment of the Minimum Guarantee by Licensee as provided below.

LANGUAGE VERSION: ITALIAN LANGUAGE DUBBED VERSION ONLY. Distributor agrees to make at its sole cost and expense such dubbed version of the Picture. Distributor is expressly prohibited from exploiting any language version of the picture other than the ITALIAN dubbed version authorized hereunder.

MINIMUM GUARANTEE: US$30,000.00 NET (US$32,608.70 Gross less 8% withholding tax) payable as follows:

    (a)  US$  3,000.00  UPON SIGNATURE OF THIS AGREEMENT; AND
    (b) US$ 27,000.00 Prior to delivery of Picture, but not later than JANUARY 01, 1992.

BANKING INFORMATION FOR WIRE TRANSFERS:
                                  City National Bank
             400 North Roxbury Drive, Suite 100, Beverly Hills, CA 90210
                          Account of OVERSEAS FILMGROUP INC.
                    ABA No.: 122 016 066; Account No.: 001 120 891

Please reference the film title on the wire transfer authorization and fax all wire transfer information to Mr. Mansour Mostaedi, Senior VP of Finance & Accounting; Fax: 310-855-0719.

                            DISPOSITION OF GROSS RECEIPTS

VIDEO: With respect to each Video Device Sold, Distributor shall pay Licensor a sum equal to 25% (TWENTY-FIVE) of the gross wholesale price of such Video Device and 25% (TWENTY-FIVE) of Distributor's gross receipts from any other form of Video Device distribution.

PAY AND FREE TELEVISION: 70% (SEVENTY PERCENT) to Licensor and 3O% (THIRTY PERCENT) to Distributor. Distribution expenses as per Article 6A to be deducted from Licensor's share.


RECOUPMENT OF THE ADVANCED MINIMUM GUARANTEE: Distributor is authorized to recoup the advanced minimum guarantee from Licensor's share of gross receipts in the amount of the equivalent local currency at the date when the advanced minimum guarantee is paid.

APPLICABLE LAW: California

                           ADDITIONAL TERMS AND CONDITIONS

(a) The name and logo of OVERSEAS FILMGROUP, INC. shall appear on all advertising of titles and on the video cassette and disc cartons in a prominent position as an "OVERSEAS FILMGROUP PRESENTATION".

(b) Distributor shall supply Licensor with two (2) VHS copies of the Release Videocassette in the Original Packaging as created by Distributor, as well as the trailer, in the dubbed and/or subtitled version. Thereafter, Distributor grants to Licensor the right to purchase at laboratory cost, additional copies of the subtitled and/or dubbed versions, posters, etc., created by Distributor.

(c) Distributor shall only license to Television Stations the telecast of which is transmitted from within the licensed territory and the signal of which is received within the licensed territory.

(d) Distributor shall advise Licensor immediately in writing of the Release Date in each Media Licensed.

(e) Licensee is authorized to Sub-License the rights granted herein AFTER FULL PAYMENT OF THE MINIMUM GUARANTEE HAS BEEN RECEIVED BY LICENSOR during the term of this Agreement provided that Licensee and Sub-Licensee jointly and severally remain fully responsible for all obligations, warranties and representations hereunder. Once any Sub-License agreement has been made, Licensee shall notify Licensor in writing of its terms and conditions along with the name, address, phone and fax of Sub-Licensee. Nothing herein contained shall be construed as permission to reduce the amounts payable to Licensor.

(f) That certain document, the Standard Terms and Conditions, fully executed on March 01, 1990, is incorporated herein by this reference and by signature below Distributor acknowledges that they have been read and agrees to be bound by them.

(g) No taxes (other than withholding taxes identified in the Distribution Terms) or other charges may be deducted from the Minimum Guarantee. If Distributor is required to pay withholding tax, a copy of the legal tax certificate must be sent to the Licensor. If Distributor is required to pay any remittance or withholding tax on amounts due Licensor other than the Guarantee, then Distributor will provide Licensor with all documentation indicating Distributor's payment of the required amount on Licensor's behalf before deducting Distributor's payment from any sums due Licensor.

(h) Distributor will give Licensor access to any dubbed tracks at no additional charge.


AGREED AND ACCEPTED:                             AGREED AND ACCEPTED:


/s/ ROBERT LITTLE                                /s/ ALESSANDRO FRACASSI
--------------------------------                 -----------------------------
OVERSEAS FILMGROUP, INC.                         RACING PICTURES SRL
("Owner/Licensor")                               ("Distributor/Licensee")

                                  LICENSE AGREEMENT

THIS AGREEMENT is entered into as of SEPTEMBER 01, 1991 by and between OVERSEAS FILMGROUP, INC., 8800 Boulevard, Suite 302, Los Angeles, CA 90069
("Owner/Licensor") and RACING PICTURES s.r.l., Via dei Tre Orologo, 10, 00197 Rome, Italy ("Distributor/Licensee").

As used in this Agreement, the following term shall have the meaning indicated:

                                      DEAL TERMS

PICTURE:      INSTANT KARMA starring Craig Sheffer, Chelsea Noble, and David
Cassidy. Directed by Roderick Taylor.

TERRITORY:    ITALY ONLY.

TERM:    TEN (10) YEARS commencing on SEPTEMBER 01, 1991 and ending on AUGUST
31, 2001.  The term shall be subject to events of force majeure.

THE RIGHTS LICENSED HEREIN: VIDEO, PAY AND FREE TELEVISION only, subject to delivery of the Picture to Licensor and payment of the Minimum Guarantee by Licensee as provided below.

LANGUAGE VERSION: ITALIAN LANGUAGE DUBBED VERSION ONLY. Distributor agrees to make at its sole cost and expense such dubbed version of the Picture. Distributor is expressly prohibited from exploiting any language version of the picture other than the ITALIAN dubbed version authorized hereunder.

MINIMUM GUARANTEE: US$35,000.00 NET (US$38,043.48 Gross less 8% withholding tax) payable as follows:

    (a)  US$  3,500.00  UPON SIGNATURE OF THIS AGREEMENT; AND
    (b) US$ 31,500.00 Prior to delivery of Picture, but not later than JANUARY 01, 1992.

BANKING INFORMATION FOR WIRE TRANSFERS:
                                  City National Bank
             400 North Roxbury Drive, Suite 100, Beverly Hills, CA 90210
                          Account of OVERSEAS FILMGROUP INC.
                    ABA No.: 122 016 066; Account No.: 001 120 891

Please reference the film title on the wire transfer authorization and fax all wire transfer information to Mr. Mansour Mostaedi, Senior VP of Finance & Accounting; Fax: 310-855-0719.

                            DISPOSITION OF GROSS RECEIPTS

VIDEO: With respect to each Video Device Sold, Distributor shall pay Licensor a sum equal to 25% (TWENTY-FIVE) of the gross wholesale price of such Video Device and 25% (TWENTY-FIVE) of Distributor's gross receipts from any other form of Video Device distribution.

PAY AND FREE TELEVISION: 70% (SEVENTY PERCENT) to Licensor and 3O% (THIRTY PERCENT) to Distributor. Distribution expenses as per Article 6A to be deducted from Licensor's share.


RECOUPMENT OF THE ADVANCED MINIMUM GUARANTEE: Distributor is authorized to recoup the advanced minimum guarantee from Licensor's share of gross receipts in the amount of the equivalent local currency at the date when the advanced minimum guarantee is paid.

APPLICABLE LAW: California

                           ADDITIONAL TERMS AND CONDITIONS

(a) The name and logo of OVERSEAS FILMGROUP, INC. shall appear on all advertising of titles and on the video cassette and disc cartons in a prominent position as an "OVERSEAS FILMGROUP PRESENTATION".

(b) Distributor shall supply Licensor with two (2) VHS copies of the Release Videocassette in the Original Packaging as created by Distributor, as well as the trailer, in the dubbed and/or subtitled version. Thereafter, Distributor grants to Licensor the right to purchase at laboratory cost, additional copies of the subtitled and/or dubbed versions, posters, etc., created by Distributor.

(c) Distributor shall only license to Television Stations the telecast of which is transmitted from within the licensed territory and the signal of which is received within the licensed territory.

(d) Distributor shall advise Licensor immediately in writing of the Release Date in each Media Licensed.

(e) Licensee is authorized to Sub-License the rights granted herein AFTER FULL PAYMENT OF THE MINIMUM GUARANTEE HAS BEEN RECEIVED BY LICENSOR during the term of this Agreement provided that Licensee and Sub-Licensee jointly and severally remain fully responsible for all obligations, warranties and representations hereunder. Once any Sub-License agreement has been made, Licensee shall notify Licensor in writing of its terms and conditions along with the name, address, phone and fax of Sub-Licensee. Nothing herein contained shall be construed as permission to reduce the amounts payable to Licensor.

(f) That certain document, the Standard Terms and Conditions, fully executed on March 01, 1990, is incorporated herein by this reference and by signature below Distributor acknowledges that they have been read and agrees to be bound by them.

(g) No taxes (other than withholding taxes identified in the Distribution Terms) or other charges may be deducted from the Minimum Guarantee. If Distributor is required to pay withholding tax, a copy of the legal tax certificate must be sent to the Licensor. If Distributor is required to pay any remittance or withholding tax on amounts due Licensor other than the Guarantee, then Distributor will provide Licensor with all documentation indicating Distributor's payment of the required amount on Licensor's behalf before deducting Distributor's payment from any sums due Licensor.

(h) Distributor will give Licensor access to any dubbed tracks at no additional charge.


AGREED AND ACCEPTED:                             AGREED AND ACCEPTED:


/s/ ROBERT LITTLE                                /s/ ALESSANDRO FRACASSI
--------------------------------                 -----------------------------
OVERSEAS FILMGROUP, INC.                         RACING PICTURES SRL
("Owner/Licensor")                               ("Distributor/Licensee")

                                  LICENSE AGREEMENT

THIS AGREEMENT is entered into as of SEPTEMBER 01, 1991 by and between OVERSEAS FILMGROUP, INC., 8800 Boulevard, Suite 302, Los Angeles, CA 90069
("Owner/Licensor") and RACING PICTURES s.r.l., Via dei Tre Orologo, 10, 00197 Rome, Italy ("Distributor/Licensee").

As used in this Agreement, the following term shall have the meaning indicated:

                                      DEAL TERMS

PICTURE:      INVISIBLE MANIAC starring Noel Peters, Shannon Wilsey, Mellosa
Moore, Robert R. Ross, Rod Sweitzer, Jason Logan.

TERRITORY:    ITALY ONLY.

TERM:    TEN (10) YEARS commencing on SEPTEMBER 01, 1991 and ending on AUGUST
31, 2001.  The term shall be subject to events of force majeure.

THE RIGHTS LICENSED HEREIN: VIDEO, PAY AND FREE TELEVISION only, subject to delivery of the Picture to Licensor and payment of the Minimum Guarantee by Licensee as provided below.

LANGUAGE VERSION: ITALIAN LANGUAGE DUBBED VERSION ONLY. Distributor agrees to make at its sole cost and expense such dubbed version of the Picture. Distributor is expressly prohibited from exploiting any language version of the picture other than the ITALIAN dubbed version authorized hereunder.

MINIMUM GUARANTEE: US$20,000.00 NET (US$21,739.13 Gross less 8% withholding tax) payable as follows:

    (a)  US$  2,000.00  UPON SIGNATURE OF THIS AGREEMENT; AND
    (b) US$ 18,000.00 Prior to delivery of Picture, but not later than JANUARY 01, 1992.

BANKING INFORMATION FOR WIRE TRANSFERS:
                                  City National Bank
             400 North Roxbury Drive, Suite 100, Beverly Hills, CA 90210
                          Account of OVERSEAS FILMGROUP INC.
                    ABA No.: 122 016 066; Account No.: 001 120 891

Please reference the film title on the wire transfer authorization and fax all wire transfer information to Mr. Mansour Mostaedi, Senior VP of Finance & Accounting; Fax: 310-855-0719.

                            DISPOSITION OF GROSS RECEIPTS

VIDEO: With respect to each Video Device Sold, Distributor shall pay Licensor a sum equal to 25% (TWENTY-FIVE) of the gross wholesale price of such Video Device and 25% (TWENTY-FIVE) of Distributor's gross receipts from any other form of Video Device distribution.

PAY AND FREE TELEVISION: 70% (SEVENTY PERCENT) to Licensor and 3O% (THIRTY PERCENT) to Distributor. Distribution expenses as per Article 6A to be deducted from Licensor's share.


RECOUPMENT OF THE ADVANCED MINIMUM GUARANTEE: Distributor is authorized to recoup the advanced minimum guarantee from Licensor's share of gross receipts in the amount of the equivalent local currency at the date when the advanced minimum guarantee is paid.

APPLICABLE LAW: California

                           ADDITIONAL TERMS AND CONDITIONS

(a) The name and logo of OVERSEAS FILMGROUP, INC. shall appear on all advertising of titles and on the video cassette and disc cartons in a prominent position as an "OVERSEAS FILMGROUP PRESENTATION".

(b) Distributor shall supply Licensor with two (2) VHS copies of the Release Videocassette in the Original Packaging as created by Distributor, as well as the trailer, in the dubbed and/or subtitled version. Thereafter, Distributor grants to Licensor the right to purchase at laboratory cost, additional copies of the subtitled and/or dubbed versions, posters, etc., created by Distributor.

(c) Distributor shall only license to Television Stations the telecast of which is transmitted from within the licensed territory and the signal of which is received within the licensed territory.

(d) Distributor shall advise Licensor immediately in writing of the Release Date in each Media Licensed.

(e) Licensee is authorized to Sub-License the rights granted herein AFTER FULL PAYMENT OF THE MINIMUM GUARANTEE HAS BEEN RECEIVED BY LICENSOR during the term of this Agreement provided that Licensee and Sub-Licensee jointly and severally remain fully responsible for all obligations, warranties and representations hereunder. Once any Sub-License agreement has been made, Licensee shall notify Licensor in writing of its terms and conditions along with the name, address, phone and fax of Sub-Licensee. Nothing herein contained shall be construed as permission to reduce the amounts payable to Licensor.

(f) That certain document, the Standard Terms and Conditions, fully executed on March 01, 1990, is incorporated herein by this reference and by signature below Distributor acknowledges that they have been read and agrees to be bound by them.

(g) No taxes (other than withholding taxes identified in the Distribution Terms) or other charges may be deducted from the Minimum Guarantee. If Distributor is required to pay withholding tax, a copy of the legal tax certificate must be sent to the Licensor. If Distributor is required to pay any remittance or withholding tax on amounts due Licensor other than the Guarantee, then Distributor will provide Licensor with all documentation indicating Distributor's payment of the required amount on Licensor's behalf before deducting Distributor's payment from any sums due Licensor.

(h) Distributor will give Licensor access to any dubbed tracks at no additional charge.


AGREED AND ACCEPTED:                             AGREED AND ACCEPTED:


/s/ ROBERT LITTLE                                /s/ ALESSANDRO FRACASSI
--------------------------------                 -----------------------------
OVERSEAS FILMGROUP, INC.                         RACING PICTURES SRL
("Owner/Licensor")                               ("Distributor/Licensee")

                                  LICENSE AGREEMENT

THIS AGREEMENT is entered into as of SEPTEMBER 01, 1991 by and between OVERSEAS FILMGROUP, INC., 8800 Boulevard, Suite 302, Los Angeles, CA 90069
("Owner/Licensor") and RACING PICTURES s.r.l., Via dei Tre Orologo, 10, 00197 Rome, Italy ("Distributor/Licensee").

As used in this Agreement, the following term shall have the meaning indicated:

                                      DEAL TERMS

PICTURE:      JOBMAN starring Kevin Smith, Tertius Meintjies, and Lynn Gaines.
Directed by Darrell Roodt.

TERRITORY:    ITALY ONLY.

TERM:    TEN (10) YEARS commencing on SEPTEMBER 01, 1991 and ending on AUGUST
31, 2001.  The term shall be subject to events of force majeure.

THE RIGHTS LICENSED HEREIN: VIDEO, PAY AND FREE TELEVISION only, subject to delivery of the Picture to Licensor and payment of the Minimum Guarantee by Licensee as provided below.

LANGUAGE VERSION: ITALIAN LANGUAGE DUBBED VERSION ONLY. Distributor agrees to make at its sole cost and expense such dubbed version of the Picture. Distributor is expressly prohibited from exploiting any language version of the picture other than the ITALIAN dubbed version authorized hereunder.

MINIMUM GUARANTEE: US$25,000.00 NET (US$27,173.91 Gross less 8% withholding tax) payable as follows:

    (a)  US$  2,500.00  UPON SIGNATURE OF THIS AGREEMENT; AND
    (b) US$ 22,500.00 Prior to delivery of Picture, but not later than JANUARY 01, 1992.

BANKING INFORMATION FOR WIRE TRANSFERS:
                                  City National Bank
             400 North Roxbury Drive, Suite 100, Beverly Hills, CA 90210
                          Account of OVERSEAS FILMGROUP INC.
                    ABA No.: 122 016 066; Account No.: 001 120 891

    Please reference the film title on the wire transfer authorization and fax all wire transfer information to Mr. Mansour Mostaedi, Senior VP of Finance & Accounting; Fax: 310-855-0719.

                            DISPOSITION OF GROSS RECEIPTS

VIDEO: With respect to each Video Device Sold, Distributor shall pay Licensor a sum equal to 25% (TWENTY-FIVE) of the gross wholesale price of such Video Device and 25% (TWENTY-FIVE) of Distributor's gross receipts from any other form of Video Device distribution.

PAY AND FREE TELEVISION: 70% (SEVENTY PERCENT) to Licensor and 3O% (THIRTY PERCENT) to Distributor. Distribution expenses as per Article 6A to be deducted from Licensor's share.


RECOUPMENT OF THE ADVANCED MINIMUM GUARANTEE: Distributor is authorized to recoup the advanced minimum guarantee from Licensor's share of gross receipts in the amount of the equivalent local currency at the date when the advanced minimum guarantee is paid.

APPLICABLE LAW: California

                           ADDITIONAL TERMS AND CONDITIONS

(a) The name and logo of OVERSEAS FILMGROUP, INC. shall appear on all advertising of titles and on the video cassette and disc cartons in a prominent position as an "OVERSEAS FILMGROUP PRESENTATION".

(b) Distributor shall supply Licensor with two (2) VHS copies of the Release Videocassette in the Original Packaging as created by Distributor, as well as the trailer, in the dubbed and/or subtitled version. Thereafter, Distributor grants to Licensor the right to purchase at laboratory cost, additional copies of the subtitled and/or dubbed versions, posters, etc., created by Distributor.

(c) Distributor shall only license to Television Stations the telecast of which is transmitted from within the licensed territory and the signal of which is received within the licensed territory.

(d) Distributor shall advise Licensor immediately in writing of the Release Date in each Media Licensed.

(e) Licensee is authorized to Sub-License the rights granted herein AFTER FULL PAYMENT OF THE MINIMUM GUARANTEE HAS BEEN RECEIVED BY LICENSOR during the term of this Agreement provided that Licensee and Sub-Licensee jointly and severally remain fully responsible for all obligations, warranties and representations hereunder. Once any Sub-License agreement has been made, Licensee shall notify Licensor in writing of its terms and conditions along with the name, address, phone and fax of Sub-Licensee. Nothing herein contained shall be construed as permission to reduce the amounts payable to Licensor.

(f) That certain document, the Standard Terms and Conditions, fully executed on March 01, 1990, is incorporated herein by this reference and by signature below Distributor acknowledges that they have been read and agrees to be bound by them.

(g) No taxes (other than withholding taxes identified in the Distribution Terms) or other charges may be deducted from the Minimum Guarantee. If Distributor is required to pay withholding tax, a copy of the legal tax certificate must be sent to the Licensor. If Distributor is required to pay any remittance or withholding tax on amounts due Licensor other than the Guarantee, then Distributor will provide Licensor with all documentation indicating Distributor's payment of the required amount on Licensor's behalf before deducting Distributor's payment from any sums due Licensor.

(h) Distributor will give Licensor access to any dubbed tracks at no additional charge.


AGREED AND ACCEPTED:                             AGREED AND ACCEPTED:


/s/ ROBERT LITTLE                                /s/ ALESSANDRO FRACASSI
--------------------------------                 -----------------------------
OVERSEAS FILMGROUP, INC.                         RACING PICTURES SRL
("Owner/Licensor")                               ("Distributor/Licensee")

                                  LICENSE AGREEMENT

THIS AGREEMENT is entered into as of SEPTEMBER 01, 1991 by and between OVERSEAS FILMGROUP, INC., 8800 Boulevard, Suite 302, Los Angeles, CA 90069
("Owner/Licensor") and RACING PICTURES s.r.l., Via dei Tre Orologo, 10, 00197 Rome, Italy ("Distributor/Licensee").

As used in this Agreement, the following term shall have the meaning indicated:

                                      DEAL TERMS

PICTURE:      LOWER LEVEL starring Elizabeth Gracen, David Bradley and Jeff
Yeager; directed by Kristine Peterson.

TERRITORY:    ITALY ONLY.

TERM:    TEN (10) YEARS commencing on SEPTEMBER 01, 1991 and ending on AUGUST
31, 2001.  The term shall be subject to events of force majeure.

THE RIGHTS LICENSED HEREIN: PAY AND FREE TELEVISION only, subject to delivery of the Picture to Licensor and payment of the Minimum Guarantee by Licensee as provided below.

LANGUAGE VERSION: ITALIAN LANGUAGE DUBBED VERSION ONLY. Distributor agrees to make at its sole cost and expense such dubbed version of the Picture. Distributor is expressly prohibited from exploiting any language version of the picture other than the ITALIAN dubbed version authorized hereunder.

MINIMUM GUARANTEE: US$75,000.00 NET (US$81,521.74 Gross less 8% withholding tax) payable as follows:

    (a)  US$  7,500.00  UPON SIGNATURE OF THIS AGREEMENT; AND
    (b) US$ 67,500.00 Prior to delivery of Picture, but not later than JANUARY 01, 1992.

BANKING INFORMATION FOR WIRE TRANSFERS:
                                  City National Bank
             400 North Roxbury Drive, Suite 100, Beverly Hills, CA 90210
                          Account of OVERSEAS FILMGROUP INC.
                    ABA No.: 122 016 066; Account No.: 001 120 891

Please reference the film title on the wire transfer authorization and fax all wire transfer information to Mr. Mansour Mostaedi, Senior VP of Finance & Accounting; Fax: 310-855-0719.

                            DISPOSITION OF GROSS RECEIPTS

PAY AND FREE TELEVISION: 70% (SEVENTY PERCENT) to Licensor and 3O% (THIRTY PERCENT) to Distributor. Distribution expenses as per Article 6A to be deducted from Licensor's share.


RECOUPMENT OF THE ADVANCED MINIMUM GUARANTEE: Distributor is authorized to recoup the advanced minimum guarantee from Licensor's share of gross receipts in the amount of the equivalent local currency at the date when the advanced minimum guarantee is paid.

APPLICABLE LAW: California

                           ADDITIONAL TERMS AND CONDITIONS

(a) Distributor shall only license to Television Stations the telecast of which is transmitted from within the licensed territory and the signal of which is received within the licensed territory.

(b) Distributor shall advise Licensor immediately in writing of the Release Date in each Media Licensed.

(c) Licensee is authorized to Sub-License the rights granted herein AFTER FULL PAYMENT OF THE MINIMUM GUARANTEE HAS BEEN RECEIVED BY LICENSOR during the term of this Agreement provided that Licensee and Sub-Licensee jointly and severally remain fully responsible for all obligations, warranties and representations hereunder. Once any Sub-License agreement has been made, Licensee shall notify Licensor in writing of its terms and conditions along with the name, address, phone and fax of Sub-Licensee. Nothing herein contained shall be construed as permission to reduce the amounts payable to Licensor.

(d) That certain document, the Standard Terms and Conditions, fully executed on March 01, 1990, is incorporated herein by this reference and by signature below Distributor acknowledges that they have been read and agrees to be bound by them.

(e) No taxes (other than withholding taxes identified in the Distribution Terms) or other charges may be deducted from the Minimum Guarantee. If Distributor is required to pay withholding tax, a copy of the legal tax certificate must be sent to the Licensor. If Distributor is required to pay any remittance or withholding tax on amounts due Licensor other than the Guarantee, then Distributor will provide Licensor with all documentation indicating Distributor's payment of the required amount on Licensor's behalf before deducting Distributor's payment from any sums due Licensor.

(f) Distributor will give Licensor access to any dubbed tracks at no additional charge.


AGREED AND ACCEPTED:                             AGREED AND ACCEPTED:


/s/ ROBERT LITTLE                                /s/ ALESSANDRO FRACASSI
--------------------------------                 -----------------------------
OVERSEAS FILMGROUP, INC.                         RACING PICTURES SRL
("Owner/Licensor")                               ("Distributor/Licensee")

                                      1
                       LICENSE AGREEMENT/SCHEDULE A


THIS AGREEMENT is entered into as of NOVEMBER 1, 1991 by and between OVERSEAS FILMGROUP INC., 8800 SUNSET BLVD. STE. 302, LOS ANGELES, CA 90069, ("Owner/Licensor") and RACING PICTURES, VIa Dei Tre Orologi 10, 00197 ROMA, ITALY (TEL 39 6 808 3654, FAX 39 6 808 8691) ("Distributor/Licensee").

As used in this Agreement, the following terms shall have the meaning indicated:



                                  DEAL TERMS


Picture:   MANIAC COP III, WRITTEN BY LARRY COHN AND DIRECTED BY WILLIAM LUSTIG.


Territory:  ITALY AND ITALIAN SPEAKING MALTA ONLY.


Term:    TEN (10) years commencing on DELIVERY.  The term shall be subject to events of force majeure.


The rights licensed herein: THEATRICAL, NON-THEATRICAL, VIDEOGRAMME, TELEVISION (INCLUDING SATELLITE TRANSMISSION LIMITED TO AN ENCRYPTED OR SCRAMBLED SIGNAL
ONLY) AND ANCILLARY.


Language version: ITALIAN DUBBED ONLY. Distributor shall have an exclusive license throughout the world in the Italian Language version of the picture PROVIDED THAT distributor shall only exploit such version within the licensed territory. Distributor agrees to make at its sole cost and expense such dubbed version of the picture. Distributor is expressly prohibited from exploiting any language version other than the dubbed version authorized herein.



DISTRIBUTION TERMS:
(a) MINIMUM GUARANTEE: USD 250,000.00, gross (including 8% withholding tax), payable as follows:

    USD 25,000.00  WITHIN FIFTEEN (15) DAYS OF FORMAL ADVICE STATING THE START
      DATE OF PRINCIPAL PHOTOGRAPHY.
    USD 25,000.00  UPON NOTIFICATION THAT PRINCIPAL PHOTOGRAPHY HAS BEGUN.
    USD 25,000.00  UPON NOTIFICATION THAT PRINCIPAL PHOTOGRAPHY HAS BEEN
      COMPLETED.
    USD175,000.00  UPON DELIVERY OF THE 35 MM INTERNEGATIVE AND M & E "ON
      LOAN" FOR SIXTY (60) DAYS.
                (ALL SHIPPING AND OTHER MATERIALS ARE AT
                       DISTRIBUTOR'S OWN COST.)

                          BANKING INFORMATION FOR WIRE TRANSFERS:
                                  MERCANTILE NATIONAL BANK
                   1840 CENTURY PARK EAST, LOS ANGELES, CALIFORNIA 90067
                ACCOUNT OF:  OVERSEAS FILMGROUP, INC., ACCOUNT # 002-203081
                                PLEASE REFERENCE FILM TITLE

LICENSOR'S ASSIGNMENT FOR FINANCING PURPOSES. If Licensor elects to assign or pledge this Agreement or Licensor's right to receive any payment to a lender or other person as security for or in consideration of any loan or other obligation, then Distributor will promptly on request execute a reasonable and customary standard form Notice of Assignment, Acceptance and Acknowledgement by Distributor, or similiar document as necessary to establish or perfect the lender's interest to secure its rights. Distributor agrees to abide by consistent written instuctions from Licensor and such lender with regard to making any payments otherwise due Licensor to such lender. Distributor agrees not to assert any offset rights against such lender or to assert any rights it may have against Licensor to delay or diminish the payment of any sums assigned or pledged to such lender, but instead to treat such offsets or rights as a separate and unrelated matter soley between Licensor and Distributor.


AGREED AND ACCEPTED:                        AGREED AND ACCEPTED:

/s/ ROBERT LITTLE                            /s/ ALESSANDRO FRACASSI
-------------------------------             ----------------------------------
("Owner/Licensor")                          ("Distributor/Licensee")

Disposition of Gross Receipts:
THEATRICAL AND NON-THEATRICAL: Distributor is authorized to recoup distribution expenses as per Article 7A, cost off the top. Thereafter, all gross receipts shall be divided 50% (FIFTY) to Licensor and 50% (FIFTY) to Distributor.

VIDEOGRAMMES: With respect to each Video Device sold, Distributor shall pay Licensor a sum equal to 25% (TWENTY-FIVE PERCENT) of the Distributor's gross wholesale price of such Video Device sold by Distributor and 25% (TWENTY-FIVE PERCENT) of Distributor's gross receipts from any other form of Video Device distribution.

TELEVISION: 70% (SEVENTY PERCENT) to Licensor and a 30% (THIRTY PERCENT) COMMISSION to Distributor.

ANCILLARY: 70% (SEVENTY PERCENT) to Licensor and a 30% (THIRTY PERCENT) COMMISSION to Distributor.

RECOUPMENT OF THE ADVANCED MINIMUM GUARANTEE: Distributor is authorized to recoup the advanced minimum guarantee from Licensor's share of gross receipts in the amount of the equivalent local currency at the date when the advanced minimum guarantee is paid.


Key Cities:
Minimum Initial Release: N/A cities, including at least ___ Key Cities, not later than ___ months after ___.
Minimum Initial Print Order:  N/A
Minimum Advertising Expenditures: N/A within ___ months after ___.
Maximum Deductions for Advertising Expenditures: N/A


Initial order of materials: Licensor hereby agrees to make one (1) - 35mm Internegative and 35 mm Music & Effects Soundtrack available to Distributor "On Loan" for Sixty (60) days.



Applicable Law and Forum:  CALIFORNIA




Additional Terms and Conditions:

         (a) REPORTING SHALL BE QUARTERLY FOR THE FIRST TWO (2) YEARS AND BI-ANNUALLY THEREAFTER.

         (b) DISTRIBUTOR GRANTS TO LICENSOR THE RIGHT TO PURCHASE AT CURRENT MARKET RATE, COPIES OF THE DUBBED VERSION, POSTERS, ETC., CREATED BY DISTRIBUTOR; AT LICENSOR'S SOLE COST AND EXPENSE.

         (c) DISTRIBUTOR SHALL SUPPLY LICENSOR WITH TWO (2) FREE VHS COPIES OF THE RELEASE VIDEOCASSETTE IN THE ORIGINAL PACKAGING AS CREATED BY DISTRIBUTOR PLUS TWO (2) COPIES OF THE VIDEO SLICK.

         (d) DISTRIBUTOR SHALL ONLY LICENSE TO STATIONS THE TELECAST OF WHICH IS TRANSMITTED FROM WITHIN THE LICENSED TERRITORY AND THE SIGNAL OF WHICH IS RECEIVED PRIMARILY INSIDE THE LICENSED TERRITORY.

         (e) DISTRIBUTOR SHALL ADVISE LICENSOR IMMEDIATELY IN WRITING OF THE RELEASE DATE IN EACH MEDIA LICENSED.

         (f) LICENSEE IS AUTHORIZED TO SUB-LICENSE THE RIGHTS GRANTED HEREIN DURING THE TERM OF THIS AGREEMENT PROVIDED THAT LICENSEE AND SUB-LICENSEE JOINTLY AND SEVERALLY REMAIN FULLY RESPONSIBLE FOR ALL OBLIGATIONS, WARRANTIES AND REPRESENTATIONS HEREUNDER. ONCE ANY SUB-LICENSE AGREEMENT HAS BEEN MADE, LICENSEE SHALL NOTIFY LICENSOR IN WRITING IMMEDIATELY.

         (g) STANDARD TERMS AND CONDITIONS AND A SCHEDULE OF DEFINITIONS ARE ATTACHED AND INCORPORATED HEREIN BY THIS REFERENCE.



AGREED AND ACCEPTED:                        AGREED AND ACCEPTED:

/s/ ROBERT LITTLE                            /s/ ALESSANDRO FRACASSI
-------------------------------             ----------------------------------
("Owner/Licensor")                          ("Distributor/Licensee")

                                  LICENSE AGREEMENT

   THIS AGREEMENT is entered into as of SEPTEMBER 01, 1991 by and between OVERSEAS FILMGROUP, INC., 8800 Boulevard, Suite 302, Los Angeles, CA 90069 ("Owner/Licensor") and RACING PICTURES s.r.l., Via dei Tre Orologo, 10, 00197 Rome, Italy ("Distributor/Licensee").

As used in this Agreement, the following term shall have the meaning indicated:

                                      DEAL TERMS

PICTURE:      MOON 44 starring Michael Pare, Lisa Eichhorn, Malcolm McDowell, directed by Roland Emmerich.

TERRITORY:    ITALY ONLY.

TERM:    TEN (10) YEARS commencing on SEPTEMBER 01, 1991 and ending on AUGUST
31, 2001.  The term shall be subject to events of force majeure.

THE RIGHTS LICENSED HEREIN: VIDEO, PAY AND FREE TELEVISION only, subject to delivery of the Picture to Licensor and payment of the Minimum Guarantee by Licensee as provided below.

LANGUAGE VERSION: ITALIAN LANGUAGE DUBBED VERSION ONLY. Distributor agrees to make at its sole cost and expense such dubbed version of the Picture. Distributor is expressly prohibited from exploiting any language version of the picture other than the ITALIAN dubbed version authorized hereunder.

MINIMUM GUARANTEE: US$125,000.00 NET (US$135,869.56 Gross less 8% withholding tax) payable as follows:

    (a)  US$  12,500.00  UPON SIGNATURE OF THIS AGREEMENT; AND
    (b) US$ 112,500.00 Prior to delivery of Picture, but not later than JANUARY 01, 1992.

BANKING INFORMATION FOR WIRE TRANSFERS:
                                  City National Bank
             400 North Roxbury Drive, Suite 100, Beverly Hills, CA 90210
                          Account of OVERSEAS FILMGROUP INC.
                    ABA No.: 122 016 066; Account No.: 001 120 891

Please reference the film title on the wire transfer authorization and fax all wire transfer information to Mr. Mansour Mostaedi, Senior VP of Finance & Accounting; Fax: 310-855-0719.

                            DISPOSITION OF GROSS RECEIPTS

VIDEO: With respect to each Video Device Sold, Distributor shall pay Licensor a sum equal to 25% (TWENTY-FIVE) of the gross wholesale price of such Video Device and 25% (TWENTY-FIVE) of Distributor's gross receipts from any other form of Video Device distribution.

PAY AND FREE TELEVISION: 70% (SEVENTY PERCENT) to Licensor and 3O% (THIRTY PERCENT) to Distributor. Distribution expenses as per Article 6A to be deducted from Licensor's share.


RECOUPMENT OF THE ADVANCED MINIMUM GUARANTEE: Distributor is authorized to recoup the advanced minimum guarantee from Licensor's share of gross receipts in the amount of the equivalent local currency at the date when the advanced minimum guarantee is paid.

APPLICABLE LAW: California

                           ADDITIONAL TERMS AND CONDITIONS

(a) The name and logo of OVERSEAS FILMGROUP, INC. shall appear on all advertising of titles and on the video cassette and disc cartons in a prominent position as an "OVERSEAS FILMGROUP PRESENTATION".

(b) Distributor shall supply Licensor with two (2) VHS copies of the Release Videocassette in the Original Packaging as created by Distributor, as well as the trailer, in the dubbed and/or subtitled version. Thereafter, Distributor grants to Licensor the right to purchase at laboratory cost, additional copies of the subtitled and/or dubbed versions, posters, etc., created by Distributor.

(c) Distributor shall only license to Television Stations the telecast of which is transmitted from within the licensed territory and the signal of which is received within the licensed territory.

(d) Distributor shall advise Licensor immediately in writing of the Release Date in each Media Licensed.

(e) Licensee is authorized to Sub-License the rights granted herein AFTER FULL PAYMENT OF THE MINIMUM GUARANTEE HAS BEEN RECEIVED BY LICENSOR during the term of this Agreement provided that Licensee and Sub-Licensee jointly and severally remain fully responsible for all obligations, warranties and representations hereunder. Once any Sub-License agreement has been made, Licensee shall notify Licensor in writing of its terms and conditions along with the name, address, phone and fax of Sub-Licensee. Nothing herein contained shall be construed as permission to reduce the amounts payable to Licensor.

(f) That certain document, the Standard Terms and Conditions, fully executed on March 01, 1990, is incorporated herein by this reference and by signature below Distributor acknowledges that they have been read and agrees to be bound by them.

(g) No taxes (other than withholding taxes identified in the Distribution Terms) or other charges may be deducted from the Minimum Guarantee. If Distributor is required to pay withholding tax, a copy of the legal tax certificate must be sent to the Licensor. If Distributor is required to pay any remittance or withholding tax on amounts due Licensor other than the Guarantee, then Distributor will provide Licensor with all documentation indicating Distributor's payment of the required amount on Licensor's behalf before deducting Distributor's payment from any sums due Licensor.

(h) Distributor will give Licensor access to any dubbed tracks at no additional charge.


AGREED AND ACCEPTED:                             AGREED AND ACCEPTED:


/s/ ROBERT LITTLE                                /s/ ALESSANDRO FRACASSI
--------------------------------                 -----------------------------
OVERSEAS FILMGROUP, INC.                         RACING PICTURES SRL
("Owner/Licensor")                               ("Distributor/Licensee")

                                  LICENSE AGREEMENT

THIS AGREEMENT is entered into as of MARCH 01, 1990 by and between OVERSEAS FILMGROUP, INC., 8800 Boulevard, Suite 302, Los Angeles, CA 90069
("Owner/Licensor") and RACING PICTURES s.r.l., Via dei Tre Orologo, 10, 00197 Rome, Italy ("Distributor/Licensee").

As used in this Agreement, the following term shall have the meaning indicated:

                                      DEAL TERMS

PICTURE:      OMEGA COP starring Ron Marchini, Adam West, Meg Thayler, Stuart
Whitman, directed by Paul Kyriazi.

TERRITORY:    ITALY ONLY.

TERM:    TEN (10) YEARS commencing on MARCH 01, 1990 and ending on MARCH 01,
2000.  The term shall be subject to events of force majeure.

THE RIGHTS LICENSED HEREIN: VIDEO, PAY AND FREE TELEVISION only, subject to delivery of the Picture to Licensor and payment of the Minimum Guarantee by Licensee as provided below.

LANGUAGE VERSION: ITALIAN LANGUAGE DUBBED VERSION ONLY. Distributor agrees to make at its sole cost and expense such dubbed version of the Picture. Distributor is expressly prohibited from exploiting any language version of the picture other than the ITALIAN dubbed version authorized hereunder.

MINIMUM GUARANTEE: US$30,000.00 NET (US$32,608.70 Gross less 8% withholding tax) payable as follows:

    (a)  US$  3,000.00  UPON SIGNATURE OF THIS AGREEMENT; AND
    (b) US$ 27,000.00 Prior to delivery of Picture, but not later than JANUARY 01, 1992.

BANKING INFORMATION FOR WIRE TRANSFERS:
                                  City National Bank
             400 North Roxbury Drive, Suite 100, Beverly Hills, CA 90210
                          Account of OVERSEAS FILMGROUP INC.
                    ABA No.: 122 016 066; Account No.: 001 120 891

Please reference the film title on the wire transfer authorization and fax all wire transfer information to Mr. Mansour Mostaedi, Senior VP of Finance & Accounting; Fax: 310-855-0719.

                            DISPOSITION OF GROSS RECEIPTS

VIDEO: With respect to each Video Device Sold, Distributor shall pay Licensor a sum equal to 25% (TWENTY-FIVE) of the gross wholesale price of such Video Device and 25% (TWENTY-FIVE) of Distributor's gross receipts from any other form of Video Device distribution.

PAY AND FREE TELEVISION: 70% (SEVENTY PERCENT) to Licensor and 30% (THIRTY PERCENT) to Distributor. Distribution expenses as per Article 6A to be deducted from Licensor's share.


RECOUPMENT OF THE ADVANCED MINIMUM GUARANTEE: Distributor is authorized to recoup the advanced minimum guarantee from Licensor's share of gross receipts in the amount of the equivalent local currency at the date when the advanced minimum guarantee is paid.

APPLICABLE LAW: California

                           ADDITIONAL TERMS AND CONDITIONS

(a) The name and logo of OVERSEAS FILMGROUP, INC. shall appear on all advertising of titles and on the video cassette and disc cartons in a prominent position as an "OVERSEAS FILMGROUP PRESENTATION".

(b) Distributor shall supply Licensor with two (2) VHS copies of the Release Videocassette in the Original Packaging as created by Distributor, as well as the trailer, in the dubbed and/or subtitled version. Thereafter, Distributor grants to Licensor the right to purchase at laboratory cost, additional copies of the subtitled and/or dubbed versions, posters, etc., created by Distributor.

(c) Distributor shall only license to Television Stations the telecast of which is transmitted from within the licensed territory and the signal of which is received within the licensed territory.

(d) Distributor shall advise Licensor immediately in writing of the Release Date in each Media Licensed.

(e) Licensee is authorized to Sub-License the rights granted herein AFTER FULL PAYMENT OF THE MINIMUM GUARANTEE HAS BEEN RECEIVED BY LICENSOR during the term of this Agreement provided that Licensee and Sub-Licensee jointly and severally remain fully responsible for all obligations, warranties and representations hereunder. Once any Sub-License agreement has been made, Licensee shall notify Licensor in writing of its terms and conditions along with the name, address, phone and fax of Sub-Licensee. Nothing herein contained shall be construed as permission to reduce the amounts payable to Licensor.

(f) That certain document, the Standard Terms and Conditions, fully executed on March 01, 1990, is incorporated herein by this reference and by signature below Distributor acknowledges that they have been read and agrees to be bound by them.

(g) No taxes (other than withholding taxes identified in the Distribution Terms) or other charges may be deducted from the Minimum Guarantee. If Distributor is required to pay withholding tax, a copy of the legal tax certificate must be sent to the Licensor. If Distributor is required to pay any remittance or withholding tax on amounts due Licensor other than the Guarantee, then Distributor will provide Licensor with all documentation indicating Distributor's payment of the required amount on Licensor's behalf before deducting Distributor's payment from any sums due Licensor.

(h) Distributor will give Licensor access to any dubbed tracks at no additional charge.


AGREED AND ACCEPTED:                             AGREED AND ACCEPTED:


/s/ ROBERT LITTLE                                /s/ ALESSANDRO FRACASSI
--------------------------------                 -----------------------------
OVERSEAS FILMGROUP, INC.                         RACING PICTURES SRL
("Owner/Licensor")                               ("Distributor/Licensee")

                                  LICENSE AGREEMENT

THIS AGREEMENT is entered into as of MARCH 01, 1990 by and between OVERSEAS FILMGROUP, INC., 8800 Boulevard, Suite 302, Los Angeles, CA 90069
("Owner/Licensor") and RACING PICTURES s.r.l., Via dei Tre Orologo, 10, 00197 Rome, Italy ("Distributor/Licensee").

As used in this Agreement, the following term shall have the meaning indicated:

                                      DEAL TERMS

PICTURE:      POPULATION ONE starring Tomata DuPLenty, Sheela Edwards, written
& directed by Rene Daalder.

TERRITORY:    ITALY ONLY.

TERM:    TEN (10) YEARS commencing on MARCH 01, 1990 and ending on MARCH 01,
2000.  The term shall be subject to events of force majeure.

THE RIGHTS LICENSED HEREIN: VIDEO, PAY AND FREE TELEVISION only, subject to delivery of the Picture to Licensor and payment of the Minimum Guarantee by Licensee as provided below.

LANGUAGE VERSION: ITALIAN LANGUAGE DUBBED VERSION ONLY. Distributor agrees to make at its sole cost and expense such dubbed version of the Picture. Distributor is expressly prohibited from exploiting any language version of the picture other than the ITALIAN dubbed version authorized hereunder.

MINIMUM GUARANTEE: US$5,000.00 NET (US$5,434.78 Gross less 8% withholding tax) payable as follows:

    (a)  US$   500.00  UPON SIGNATURE OF THIS AGREEMENT; AND
    (b) US$ 4,500.00 Prior to delivery of Picture, but not later than JANUARY 01, 1992.

BANKING INFORMATION FOR WIRE TRANSFERS:
                                  City National Bank
             400 North Roxbury Drive, Suite 100, Beverly Hills, CA 90210
                          Account of OVERSEAS FILMGROUP INC.
                    ABA No.: 122 016 066; Account No.: 001 120 891

Please reference the film title on the wire transfer authorization and fax all wire transfer information to Mr. Mansour Mostaedi, Senior VP of Finance & Accounting; Fax: 310-855-0719.

                            DISPOSITION OF GROSS RECEIPTS

VIDEO: With respect to each Video Device Sold, Distributor shall pay Licensor a sum equal to 25% (TWENTY-FIVE) of the gross wholesale price of such Video Device and 25% (TWENTY-FIVE) of Distributor's gross receipts from any other form of Video Device distribution.

PAY AND FREE TELEVISION: 70% (SEVENTY PERCENT) to Licensor and 30% (THIRTY PERCENT) to Distributor. Distribution expenses as per Article 6A to be deducted from Licensor's share.


RECOUPMENT OF THE ADVANCED MINIMUM GUARANTEE: Distributor is authorized to recoup the advanced minimum guarantee from Licensor's share of gross receipts in the amount of the equivalent local currency at the date when the advanced minimum guarantee is paid.

APPLICABLE LAW: California

                           ADDITIONAL TERMS AND CONDITIONS

(a) The name and logo of OVERSEAS FILMGROUP, INC. shall appear on all advertising of titles and on the video cassette and disc cartons in a prominent position as an "OVERSEAS FILMGROUP PRESENTATION".

(b) Distributor shall supply Licensor with two (2) VHS copies of the Release Videocassette in the Original Packaging as created by Distributor, as well as the trailer, in the dubbed and/or subtitled version. Thereafter, Distributor grants to Licensor the right to purchase at laboratory cost, additional copies of the subtitled and/or dubbed versions, posters, etc., created by Distributor.

(c) Distributor shall only license to Television Stations the telecast of which is transmitted from within the licensed territory and the signal of which is received within the licensed territory.

(d) Distributor shall advise Licensor immediately in writing of the Release Date in each Media Licensed.

(e) Licensee is authorized to Sub-License the rights granted herein AFTER FULL PAYMENT OF THE MINIMUM GUARANTEE HAS BEEN RECEIVED BY LICENSOR during the term of this Agreement provided that Licensee and Sub-Licensee jointly and severally remain fully responsible for all obligations, warranties and representations hereunder. Once any Sub-License agreement has been made, Licensee shall notify Licensor in writing of its terms and conditions along with the name, address, phone and fax of Sub-Licensee. Nothing herein contained shall be construed as permission to reduce the amounts payable to Licensor.

(f) That certain document, the Standard Terms and Conditions, fully executed on March 01, 1990, is incorporated herein by this reference and by signature below Distributor acknowledges that they have been read and agrees to be bound by them.

(g) No taxes (other than withholding taxes identified in the Distribution Terms) or other charges may be deducted from the Minimum Guarantee. If Distributor is required to pay withholding tax, a copy of the legal tax certificate must be sent to the Licensor. If Distributor is required to pay any remittance or withholding tax on amounts due Licensor other than the Guarantee, then Distributor will provide Licensor with all documentation indicating Distributor's payment of the required amount on Licensor's behalf before deducting Distributor's payment from any sums due Licensor.

(h) Distributor will give Licensor access to any dubbed tracks at no additional charge.


AGREED AND ACCEPTED:                             AGREED AND ACCEPTED:


/s/ ROBERT LITTLE                                /s/ ALESSANDRO FRACASSI
--------------------------------                 -----------------------------
OVERSEAS FILMGROUP, INC.                         RACING PICTURES SRL
("Owner/Licensor")                               ("Distributor/Licensee")

                                  LICENSE AGREEMENT

THIS AGREEMENT is entered into as of MARCH 01, 1990 by and between OVERSEAS FILMGROUP, INC., 8800 Boulevard, Suite 302, Los Angeles, CA 90069
("Owner/Licensor") and RACING PICTURES s.r.l., Via dei Tre Orologo, 10, 00197 Rome, Italy ("Distributor/Licensee").

As used in this Agreement, the following term shall have the meaning indicated:

                                      DEAL TERMS

PICTURE:      ROAR starring  Tippi Hedren, Melanie Griffith, John Marshall, written & directed by Noel Marshall.

TERRITORY:    ITALY ONLY.

TERM:    TEN (10) YEARS commencing on MARCH 01, 1990 and ending on MARCH 01,
2000.  The term shall be subject to events of force majeure.

THE RIGHTS LICENSED HEREIN: PAY AND FREE TELEVISION only, subject to delivery of the Picture to Licensor and payment of the Minimum Guarantee by Licensee as provided below.

LANGUAGE VERSION: ITALIAN LANGUAGE DUBBED VERSION ONLY. Distributor agrees to make at its sole cost and expense such dubbed version of the Picture. Distributor is expressly prohibited from exploiting any language version of the picture other than the ITALIAN dubbed version authorized hereunder.

MINIMUM GUARANTEE: US$30,000.00 NET (US$32,608.70 Gross less 8% withholding tax) payable as follows:

    (a)  US$  3,000.00  UPON SIGNATURE OF THIS AGREEMENT; AND
    (b) US$ 27,000.00 Prior to delivery of Picture, but not later than JANUARY 01, 1992.

BANKING INFORMATION FOR WIRE TRANSFERS:
                                  City National Bank
             400 North Roxbury Drive, Suite 100, Beverly Hills, CA 90210
                          Account of OVERSEAS FILMGROUP INC.
                    ABA No.: 122 016 066; Account No.: 001 120 891

Please reference the film title on the wire transfer authorization and fax all wire transfer information to Mr. Mansour Mostaedi, Senior VP of Finance & Accounting; Fax: 310-855-0719.

                            DISPOSITION OF GROSS RECEIPTS

PAY AND FREE TELEVISION: 70% (SEVENTY PERCENT) to Licensor and 30% (THIRTY PERCENT) to Distributor. Distribution expenses as per Article 6A to be deducted from Licensor's share.


RECOUPMENT OF THE ADVANCED MINIMUM GUARANTEE: Distributor is authorized to recoup the advanced minimum guarantee from Licensor's share of gross receipts in the amount of the equivalent local currency at the date when the advanced minimum guarantee is paid.

APPLICABLE LAW: California

                           ADDITIONAL TERMS AND CONDITIONS

(a) The name and logo of OVERSEAS FILMGROUP, INC. shall appear on all advertising of titles and on the video cassette and disc cartons in a prominent position as an "OVERSEAS FILMGROUP PRESENTATION".

(b) Distributor shall supply Licensor with two (2) VHS copies of the Release Videocassette in the Original Packaging as created by Distributor, as well as the trailer, in the dubbed and/or subtitled version. Thereafter, Distributor grants to Licensor the right to purchase at laboratory cost, additional copies of the subtitled and/or dubbed versions, posters, etc., created by Distributor.

(c) Distributor shall only license to Television Stations the telecast of which is transmitted from within the licensed territory and the signal of which is received within the licensed territory.

(d) Distributor shall advise Licensor immediately in writing of the Release Date in each Media Licensed.

(e) Licensee is authorized to Sub-License the rights granted herein AFTER FULL PAYMENT OF THE MINIMUM GUARANTEE HAS BEEN RECEIVED BY LICENSOR during the term of this Agreement provided that Licensee and Sub-Licensee jointly and severally remain fully responsible for all obligations, warranties and representations hereunder. Once any Sub-License agreement has been made, Licensee shall notify Licensor in writing of its terms and conditions along with the name, address, phone and fax of Sub-Licensee. Nothing herein contained shall be construed as permission to reduce the amounts payable to Licensor.

(f) That certain document, the Standard Terms and Conditions, fully executed on March 01, 1990, is incorporated herein by this reference and by signature below Distributor acknowledges that they have been read and agrees to be bound by them.

(g) No taxes (other than withholding taxes identified in the Distribution Terms) or other charges may be deducted from the Minimum Guarantee. If Distributor is required to pay withholding tax, a copy of the legal tax certificate must be sent to the Licensor. If Distributor is required to pay any remittance or withholding tax on amounts due Licensor other than the Guarantee, then Distributor will provide Licensor with all documentation indicating Distributor's payment of the required amount on Licensor's behalf before deducting Distributor's payment from any sums due Licensor.

(h) Distributor will give Licensor access to any dubbed tracks at no additional charge.


AGREED AND ACCEPTED:                             AGREED AND ACCEPTED:


/s/ ROBERT LITTLE                                /s/ ALESSANDRO FRACASSI
--------------------------------                 -----------------------------
OVERSEAS FILMGROUP, INC.                         RACING PICTURES SRL
("Owner/Licensor")                               ("Distributor/Licensee")

                                  LICENSE AGREEMENT

THIS AGREEMENT is entered into as of SEPTEMBER 01, 1991 by and between OVERSEAS FILMGROUP, INC., 8800 Boulevard, Suite 302, Los Angeles, CA 90069
("Owner/Licensor") and RACING PICTURES s.r.l., Via dei Tre Orologo, 10, 00197 Rome, Italy ("Distributor/Licensee").

As used in this Agreement, the following term shall have the meaning indicated:

                                      DEAL TERMS

PICTURE:      SON OF DARKNESS starring Rosalind Allen, Steve Bond, Scott
Jacoby, Michael Praed, Jay Underwood & Amanda Wyss.

TERRITORY:    ITALY ONLY.

TERM:   TEN (10) YEARS commencing on NOVEMBER 01, 1991 and ending on OCTOBER 31,
2001.  The term shall be subject to events of force majeure.

THE RIGHTS LICENSED HEREIN: VIDEO, PAY AND FREE TELEVISION only, subject to delivery of the Picture to Licensor and payment of the Minimum Guarantee by Licensee as provided below.

LANGUAGE VERSION: ITALIAN LANGUAGE DUBBED VERSION ONLY. Distributor agrees to make at its sole cost and expense such dubbed version of the Picture. Distributor is expressly prohibited from exploiting any language version of the picture other than the ITALIAN dubbed version authorized hereunder.

MINIMUM GUARANTEE: US$75,000.00 NET (US$81,521.74 Gross less 8% withholding tax) payable as follows:

    (a)  US$   7,500.00  UPON SIGNATURE OF THIS AGREEMENT; AND
    (b) US$ 67,500.00 Prior to delivery of Picture, but not later than JANUARY 01, 1992.

BANKING INFORMATION FOR WIRE TRANSFERS:
                                  City National Bank
             400 North Roxbury Drive, Suite 100, Beverly Hills, CA 90210
                          Account of OVERSEAS FILMGROUP INC.
                    ABA No.: 122 016 066; Account No.: 001 120 891

Please reference the film title on the wire transfer authorization and fax all wire transfer information to Mr. Mansour Mostaedi, Senior VP of Finance & Accounting; Fax: 310-855-0719.

                            DISPOSITION OF GROSS RECEIPTS

VIDEO: With respect to each Video Device Sold, Distributor shall pay Licensor a sum equal to 25% (TWENTY-FIVE) of the gross wholesale price of such Video Device and 25% (TWENTY-FIVE) of Distributor's gross receipts from any other form of Video Device distribution.

PAY AND FREE TELEVISION: 70% (SEVENTY PERCENT) to Licensor and 30% (THIRTY PERCENT) to Distributor. Distribution expenses as per Article 6A to be deducted from Licensor's share.


RECOUPMENT OF THE ADVANCED MINIMUM GUARANTEE: Distributor is authorized to recoup the advanced minimum guarantee from Licensor's share of gross receipts in the amount of the equivalent local currency at the date when the advanced minimum guarantee is paid.

APPLICABLE LAW: California

                           ADDITIONAL TERMS AND CONDITIONS

(a) The name and logo of OVERSEAS FILMGROUP, INC. shall appear on all advertising of titles and on the video cassette and disc cartons in a prominent position as an "OVERSEAS FILMGROUP PRESENTATION".

(b) Distributor shall supply Licensor with two (2) VHS copies of the Release Videocassette in the Original Packaging as created by Distributor, as well as the trailer, in the dubbed and/or subtitled version. Thereafter, Distributor grants to Licensor the right to purchase at laboratory cost, additional copies of the subtitled and/or dubbed versions, posters, etc., created by Distributor.

(c) Distributor shall only license to Television Stations the telecast of which is transmitted from within the licensed territory and the signal of which is received within the licensed territory.

(d) Distributor shall advise Licensor immediately in writing of the Release Date in each Media Licensed.

(e) Licensee is authorized to Sub-License the rights granted herein AFTER FULL PAYMENT OF THE MINIMUM GUARANTEE HAS BEEN RECEIVED BY LICENSOR during the term of this Agreement provided that Licensee and Sub-Licensee jointly and severally remain fully responsible for all obligations, warranties and representations hereunder. Once any Sub-License agreement has been made, Licensee shall notify Licensor in writing of its terms and conditions along with the name, address, phone and fax of Sub-Licensee. Nothing herein contained shall be construed as permission to reduce the amounts payable to Licensor.

(f) That certain document, the Standard Terms and Conditions, fully executed on March 01, 1990, is incorporated herein by this reference and by signature below Distributor acknowledges that they have been read and agrees to be bound by them.

(g) No taxes (other than withholding taxes identified in the Distribution Terms) or other charges may be deducted from the Minimum Guarantee. If Distributor is required to pay withholding tax, a copy of the legal tax certificate must be sent to the Licensor. If Distributor is required to pay any remittance or withholding tax on amounts due Licensor other than the Guarantee, then Distributor will provide Licensor with all documentation indicating Distributor's payment of the required amount on Licensor's behalf before deducting Distributor's payment from any sums due Licensor.

(h) Distributor will give Licensor access to any dubbed tracks at no additional charge.


AGREED AND ACCEPTED:                             AGREED AND ACCEPTED:


/s/ ROBERT LITTLE                                /s/ ALESSANDRO FRACASSI
--------------------------------                 -----------------------------
OVERSEAS FILMGROUP, INC.                         RACING PICTURES SRL
("Owner/Licensor")                               ("Distributor/Licensee")

                                  LICENSE AGREEMENT

THIS AGREEMENT is entered into as of MARCH 01, 1990 by and between OVERSEAS FILMGROUP, INC., 8800 Boulevard, Suite 302, Los Angeles, CA 90069
("Owner/Licensor") and RACING PICTURES s.r.l., Via dei Tre Orologo, 10, 00197 Rome, Italy ("Distributor/Licensee").

As used in this Agreement, the following term shall have the meaning indicated:

                                      DEAL TERMS

PICTURE:      SOULMATES A.K.A. ETERNAL DESIRE starring Tristan Rogers,
Arabella Holzbog and Tyrone Power, Jr., directed by Thunder Levin.

TERRITORY:    ITALY ONLY.

TERM:    TEN (10) YEARS commencing on MARCH 01, 1990 and ending on MARCH 01,
2000.  The term shall be subject to events of force majeure.

THE RIGHTS LICENSED HEREIN: VIDEO, PAY AND FREE TELEVISION only, subject to delivery of the Picture to Licensor and payment of the Minimum Guarantee by Licensee as provided below.

LANGUAGE VERSION: ITALIAN LANGUAGE DUBBED VERSION ONLY. Distributor agrees to make at its sole cost and expense such dubbed version of the Picture. Distributor is expressly prohibited from exploiting any language version of the picture other than the ITALIAN dubbed version authorized hereunder.

MINIMUM GUARANTEE: US$30,000.00 NET (US$32,608.70 Gross less 8% withholding tax) payable as follows:

    (a)  US$   3,000.00  UPON SIGNATURE OF THIS AGREEMENT; AND
    (b) US$ 27,000.00 Prior to delivery of Picture, but not later than JANUARY 01, 1992.

BANKING INFORMATION FOR WIRE TRANSFERS:
                                  City National Bank
             400 North Roxbury Drive, Suite 100, Beverly Hills, CA 90210
                          Account of OVERSEAS FILMGROUP INC.
                    ABA No.: 122 016 066; Account No.: 001 120 891

Please reference the film title on the wire transfer authorization and fax all wire transfer information to Mr. Mansour Mostaedi, Senior VP of Finance & Accounting; Fax: 310-855-0719.

                            DISPOSITION OF GROSS RECEIPTS

VIDEO: With respect to each Video Device Sold, Distributor shall pay Licensor a sum equal to 25% (TWENTY-FIVE) of the gross wholesale price of such Video Device and 25% (TWENTY-FIVE) of Distributor's gross receipts from any other form of Video Device distribution.

PAY AND FREE TELEVISION: 70% (SEVENTY PERCENT) to Licensor and 30% (THIRTY PERCENT) to Distributor. Distribution expenses as per Article 6A to be deducted from Licensor's share.


RECOUPMENT OF THE ADVANCED MINIMUM GUARANTEE: Distributor is authorized to recoup the advanced minimum guarantee from Licensor's share of gross receipts in the amount of the equivalent local currency at the date when the advanced minimum guarantee is paid.

APPLICABLE LAW: California

                           ADDITIONAL TERMS AND CONDITIONS

(a) The name and logo of OVERSEAS FILMGROUP, INC. shall appear on all advertising of titles and on the video cassette and disc cartons in a prominent position as an "OVERSEAS FILMGROUP PRESENTATION".

(b) Distributor shall supply Licensor with two (2) VHS copies of the Release Videocassette in the Original Packaging as created by Distributor, as well as the trailer, in the dubbed and/or subtitled version. Thereafter, Distributor grants to Licensor the right to purchase at laboratory cost, additional copies of the subtitled and/or dubbed versions, posters, etc., created by Distributor.

(c) Distributor shall only license to Television Stations the telecast of which is transmitted from within the licensed territory and the signal of which is received within the licensed territory.

(d) Distributor shall advise Licensor immediately in writing of the Release Date in each Media Licensed.

(e) Licensee is authorized to Sub-License the rights granted herein AFTER FULL PAYMENT OF THE MINIMUM GUARANTEE HAS BEEN RECEIVED BY LICENSOR during the term of this Agreement provided that Licensee and Sub-Licensee jointly and severally remain fully responsible for all obligations, warranties and representations hereunder. Once any Sub-License agreement has been made, Licensee shall notify Licensor in writing of its terms and conditions along with the name, address, phone and fax of Sub-Licensee. Nothing herein contained shall be construed as permission to reduce the amounts payable to Licensor.

(f) That certain document, the Standard Terms and Conditions, fully executed on March 01, 1990, is incorporated herein by this reference and by signature below Distributor acknowledges that they have been read and agrees to be bound by them.

(g) No taxes (other than withholding taxes identified in the Distribution Terms) or other charges may be deducted from the Minimum Guarantee. If Distributor is required to pay withholding tax, a copy of the legal tax certificate must be sent to the Licensor. If Distributor is required to pay any remittance or withholding tax on amounts due Licensor other than the Guarantee, then Distributor will provide Licensor with all documentation indicating Distributor's payment of the required amount on Licensor's behalf before deducting Distributor's payment from any sums due Licensor.

(h) Distributor will give Licensor access to any dubbed tracks at no additional charge.


AGREED AND ACCEPTED:                             AGREED AND ACCEPTED:


/s/ ROBERT LITTLE                                /s/ ALESSANDRO FRACASSI
--------------------------------                 -----------------------------
OVERSEAS FILMGROUP, INC.                         RACING PICTURES SRL
("Owner/Licensor")                               ("Distributor/Licensee")

                                  LICENSE AGREEMENT

THIS AGREEMENT is entered into as of MARCH 01, 1990 by and between OVERSEAS FILMGROUP, INC., 8800 Boulevard, Suite 302, Los Angeles, CA 90069
("Owner/Licensor") and RACING PICTURES s.r.l., Via dei Tre Orologo, 10, 00197 Rome, Italy ("Distributor/Licensee").

As used in this Agreement, the following term shall have the meaning indicated:

                                      DEAL TERMS

PICTURE:      STRIKEBOUND starring Chris Haywood, Carol Burns, directed by
Richard Lowenstein.

TERRITORY:    ITALY ONLY.

TERM:    TEN (10) YEARS commencing on MARCH 01, 1990 and ending on MARCH 01,
2000.  The term shall be subject to events of force majeure.

THE RIGHTS LICENSED HEREIN: VIDEO, PAY AND FREE TELEVISION only, subject to delivery of the Picture to Licensor and payment of the Minimum Guarantee by Licensee as provided below.

LANGUAGE VERSION: ITALIAN LANGUAGE DUBBED VERSION ONLY. Distributor agrees to make at its sole cost and expense such dubbed version of the Picture. Distributor is expressly prohibited from exploiting any language version of the picture other than the ITALIAN dubbed version authorized hereunder.

MINIMUM GUARANTEE: US$25,000.00 NET (US$27,173.91 Gross less 8% withholding tax) payable as follows:

    (a)  US$   2,500.00  UPON SIGNATURE OF THIS AGREEMENT; AND
    (b) US$ 22,500.00 Prior to delivery of Picture, but not later than JANUARY 01, 1992.

BANKING INFORMATION FOR WIRE TRANSFERS:
                                  City National Bank
             400 North Roxbury Drive, Suite 100, Beverly Hills, CA 90210
                          Account of OVERSEAS FILMGROUP INC.
                    ABA No.: 122 016 066; Account No.: 001 120 891

Please reference the film title on the wire transfer authorization and fax all wire transfer information to Mr. Mansour Mostaedi, Senior VP of Finance & Accounting; Fax: 310-855-0719.

                            DISPOSITION OF GROSS RECEIPTS

VIDEO: With respect to each Video Device Sold, Distributor shall pay Licensor a sum equal to 25% (TWENTY-FIVE) of the gross wholesale price of such Video Device and 25% (TWENTY-FIVE) of Distributor's gross receipts from any other form of Video Device distribution.

PAY AND FREE TELEVISION: 70% (SEVENTY PERCENT) to Licensor and 30% (THIRTY PERCENT) to Distributor. Distribution expenses as per Article 6A to be deducted from Licensor's share.


RECOUPMENT OF THE ADVANCED MINIMUM GUARANTEE: Distributor is authorized to recoup the advanced minimum guarantee from Licensor's share of gross receipts in the amount of the equivalent local currency at the date when the advanced minimum guarantee is paid.

APPLICABLE LAW: California

                           ADDITIONAL TERMS AND CONDITIONS

(a) The name and logo of OVERSEAS FILMGROUP, INC. shall appear on all advertising of titles and on the video cassette and disc cartons in a prominent position as an "OVERSEAS FILMGROUP PRESENTATION".

(b) Distributor shall supply Licensor with two (2) VHS copies of the Release Videocassette in the Original Packaging as created by Distributor, as well as the trailer, in the dubbed and/or subtitled version. Thereafter, Distributor grants to Licensor the right to purchase at laboratory cost, additional copies of the subtitled and/or dubbed versions, posters, etc., created by Distributor.

(c) Distributor shall only license to Television Stations the telecast of which is transmitted from within the licensed territory and the signal of which is received within the licensed territory.

(d) Distributor shall advise Licensor immediately in writing of the Release Date in each Media Licensed.

(e) Licensee is authorized to Sub-License the rights granted herein AFTER FULL PAYMENT OF THE MINIMUM GUARANTEE HAS BEEN RECEIVED BY LICENSOR during the term of this Agreement provided that Licensee and Sub-Licensee jointly and severally remain fully responsible for all obligations, warranties and representations hereunder. Once any Sub-License agreement has been made, Licensee shall notify Licensor in writing of its terms and conditions along with the name, address, phone and fax of Sub-Licensee. Nothing herein contained shall be construed as permission to reduce the amounts payable to Licensor.

(f) That certain document, the Standard Terms and Conditions, fully executed on March 01, 1990, is incorporated herein by this reference and by signature below Distributor acknowledges that they have been read and agrees to be bound by them.

(g) No taxes (other than withholding taxes identified in the Distribution Terms) or other charges may be deducted from the Minimum Guarantee. If Distributor is required to pay withholding tax, a copy of the legal tax certificate must be sent to the Licensor. If Distributor is required to pay any remittance or withholding tax on amounts due Licensor other than the Guarantee, then Distributor will provide Licensor with all documentation indicating Distributor's payment of the required amount on Licensor's behalf before deducting Distributor's payment from any sums due Licensor.

(h) Distributor will give Licensor access to any dubbed tracks at no additional charge.


AGREED AND ACCEPTED:                             AGREED AND ACCEPTED:


/s/ ROBERT LITTLE                                /s/ ALESSANDRO FRACASSI
--------------------------------                 -----------------------------
OVERSEAS FILMGROUP, INC.                         RACING PICTURES SRL
("Owner/Licensor")                               ("Distributor/Licensee")

                                  LICENSE AGREEMENT

THIS AGREEMENT is entered into as of MARCH 01, 1990 by and between OVERSEAS FILMGROUP, INC., 8800 Boulevard, Suite 302, Los Angeles, CA 90069
("Owner/Licensor") and RACING PICTURES s.r.l., Via dei Tre Orologo, 10, 00197 Rome, Italy ("Distributor/Licensee").

As used in this Agreement, the following term shall have the meaning indicated:

                                      DEAL TERMS

PICTURE:      THE SURFER starring Gary Day, Gosia Dobrowolska, directed by
Frank Shields.

TERRITORY:    ITALY ONLY.

TERM:    TEN (10) YEARS commencing on MARCH 01, 1990 and ending on MARCH 01,
2000.  The term shall be subject to events of force majeure.

THE RIGHTS LICENSED HEREIN: VIDEO, PAY AND FREE TELEVISION only, subject to delivery of the Picture to Licensor and payment of the Minimum Guarantee by Licensee as provided below.

LANGUAGE VERSION: ITALIAN LANGUAGE DUBBED VERSION ONLY. Distributor agrees to make at its sole cost and expense such dubbed version of the Picture. Distributor is expressly prohibited from exploiting any language version of the picture other than the ITALIAN dubbed version authorized hereunder.

MINIMUM GUARANTEE: US$25,000.00 NET (US$27,173.91 Gross less 8% withholding tax) payable as follows:

    (a)  US$  2,500.00  UPON SIGNATURE OF THIS AGREEMENT; AND
    (b) US$ 22,500.00 Prior to delivery of Picture, but not later than JANUARY 01, 1992.

BANKING INFORMATION FOR WIRE TRANSFERS:
                                  City National Bank
             400 North Roxbury Drive, Suite 100, Beverly Hills, CA 90210
                          Account of OVERSEAS FILMGROUP INC.
                    ABA No.: 122 016 066; Account No.: 001 120 891

Please reference the film title on the wire transfer authorization and fax all wire transfer information to Mr. Mansour Mostaedi, Senior VP of Finance & Accounting; Fax: 310-855-0719.

                            DISPOSITION OF GROSS RECEIPTS

VIDEO: With respect to each Video Device Sold, Distributor shall pay Licensor a sum equal to 25% (TWENTY-FIVE) of the gross wholesale price of such Video Device and 25% (TWENTY-FIVE) of Distributor's gross receipts from any other form of Video Device distribution.

PAY AND FREE TELEVISION: 70% (SEVENTY PERCENT) to Licensor and 30% (THIRTY PERCENT) to Distributor. Distribution expenses as per Article 6A to be deducted from Licensor's share.


RECOUPMENT OF THE ADVANCED MINIMUM GUARANTEE: Distributor is authorized to recoup the advanced minimum guarantee from Licensor's share of gross receipts in the amount of the equivalent local currency at the date when the advanced minimum guarantee is paid.

APPLICABLE LAW: California

                           ADDITIONAL TERMS AND CONDITIONS

(a) The name and logo of OVERSEAS FILMGROUP, INC. shall appear on all advertising of titles and on the video cassette and disc cartons in a prominent position as an "OVERSEAS FILMGROUP PRESENTATION".

(b) Distributor shall supply Licensor with two (2) VHS copies of the Release Videocassette in the Original Packaging as created by Distributor, as well as the trailer, in the dubbed and/or subtitled version. Thereafter, Distributor grants to Licensor the right to purchase at laboratory cost, additional copies of the subtitled and/or dubbed versions, posters, etc., created by Distributor.

(c) Distributor shall only license to Television Stations the telecast of which is transmitted from within the licensed territory and the signal of which is received within the licensed territory.

(d) Distributor shall advise Licensor immediately in writing of the Release Date in each Media Licensed.

(e) Licensee is authorized to Sub-License the rights granted herein AFTER FULL PAYMENT OF THE MINIMUM GUARANTEE HAS BEEN RECEIVED BY LICENSOR during the term of this Agreement provided that Licensee and Sub-Licensee jointly and severally remain fully responsible for all obligations, warranties and representations hereunder. Once any Sub-License agreement has been made, Licensee shall notify Licensor in writing of its terms and conditions along with the name, address, phone and fax of Sub-Licensee. Nothing herein contained shall be construed as permission to reduce the amounts payable to Licensor.

(f) That certain document, the Standard Terms and Conditions, fully executed on March 01, 1990, is incorporated herein by this reference and by signature below Distributor acknowledges that they have been read and agrees to be bound by them.

(g) No taxes (other than withholding taxes identified in the Distribution Terms) or other charges may be deducted from the Minimum Guarantee. If Distributor is required to pay withholding tax, a copy of the legal tax certificate must be sent to the Licensor. If Distributor is required to pay any remittance or withholding tax on amounts due Licensor other than the Guarantee, then Distributor will provide Licensor with all documentation indicating Distributor's payment of the required amount on Licensor's behalf before deducting Distributor's payment from any sums due Licensor.

(h) Distributor will give Licensor access to any dubbed tracks at no additional charge.


AGREED AND ACCEPTED:                             AGREED AND ACCEPTED:


/s/ ROBERT LITTLE                                /s/ ALESSANDRO FRACASSI
--------------------------------                 -----------------------------
OVERSEAS FILMGROUP, INC.                         RACING PICTURES SRL
("Owner/Licensor")                               ("Distributor/Licensee")

                                  LICENSE AGREEMENT

THIS AGREEMENT is entered into as of SEPTEMBER 01, 1991 by and between OVERSEAS FILMGROUP, INC., 8800 Boulevard, Suite 302, Los Angeles, CA 90069
("Owner/Licensor") and RACING PICTURES s.r.l., Via dei Tre Orologo, 10, 00197 Rome, Italy ("Distributor/Licensee").

As used in this Agreement, the following term shall have the meaning indicated:

                                      DEAL TERMS

PICTURE:      TIMESCAPE A.K.A THE GRAND TOUR starring Jeff Daniels, and Ariana
Richards. Directed by David N. Twohy.

TERRITORY:    ITALY ONLY.

TERM:    TEN (10) YEARS commencing on SEPTEMBER 01, 1991 and ending on AUGUST
31, 2001.  The term shall be subject to events of force majeure.

THE RIGHTS LICENSED HEREIN: THEATRICAL, VIDEO, PAY AND FREE TELEVISION only, subject to delivery of the Picture to Licensor and payment of the Minimum Guarantee by Licensee as provided below.

LANGUAGE VERSION: ITALIAN LANGUAGE DUBBED VERSION ONLY. Distributor agrees to make at its sole cost and expense such dubbed version of the Picture. Distributor is expressly prohibited from exploiting any language version of the picture other than the ITALIAN dubbed version authorized hereunder.

MINIMUM GUARANTEE: US$350,000.00 NET (US$380,434.78 Gross less 8% withholding tax) payable as follows:

    (a)  US$  35,000.00  UPON SIGNATURE OF THIS AGREEMENT; AND
    (b) US$ 315,000.00 Prior to delivery of Picture, but not later than JANUARY 01, 1992.

BANKING INFORMATION FOR WIRE TRANSFERS:
                                  City National Bank
             400 North Roxbury Drive, Suite 100, Beverly Hills, CA 90210
                          Account of OVERSEAS FILMGROUP INC.
                    ABA No.: 122 016 066; Account No.: 001 120 891

Please reference the film title on the wire transfer authorization and fax all wire transfer information to Mr. Mansour Mostaedi, Senior VP of Finance & Accounting; Fax: 310-855-0719.

                            DISPOSITION OF GROSS RECEIPTS

THEATRICAL: Distributor is authorized to recoup distribution expenses as per
Article 6 (a), costs off the top. Thereafter, all gross receipts shall be divided 50% (FIFTY PERCENT) to Licensor and 50% (FIFTY PERCENT) to Distributor.

VIDEO: With respect to each Video Device Sold, Distributor shall pay Licensor a sum equal to 25% (TWENTY-FIVE) of the gross wholesale price of such Video Device and 25% (TWENTY-FIVE) of Distributor's gross receipts from any other form of Video Device distribution.

PAY AND FREE TELEVISION: 70% (SEVENTY PERCENT) to Licensor and 3O% (THIRTY PERCENT) to Distributor. Distribution expenses as per Article 6A to be deducted from Licensor's share.


RECOUPMENT OF THE ADVANCED MINIMUM GUARANTEE: Distributor is authorized to recoup the advanced minimum guarantee from Licensor's share of gross receipts in the amount of the equivalent local currency at the date when the advanced minimum guarantee is paid.

APPLICABLE LAW: California

                           ADDITIONAL TERMS AND CONDITIONS


(a) The name and logo of OVERSEAS FILMGROUP, INC. shall appear on all advertising of titles and on the video cassette and disc cartons in a prominent position as an "OVERSEAS FILMGROUP PRESENTATION".

(b) Distributor shall supply Licensor with two (2) VHS copies of the Release Videocassette in the Original Packaging as created by Distributor, as well as the trailer, in the dubbed and/or subtitled version. Thereafter, Distributor grants to Licensor the right to purchase at laboratory cost, additional copies of the subtitled and/or dubbed versions, posters, etc., created by Distributor.

(c) Distributor shall only license to Television Stations the telecast of which is transmitted from within the licensed territory and the signal of which is received within the licensed territory.

(d) Distributor shall advise Licensor immediately in writing of the Release Date in each Media Licensed.

(e) Licensee is authorized to Sub-License the rights granted herein AFTER FULL PAYMENT OF THE MINIMUM GUARANTEE HAS BEEN RECEIVED BY LICENSOR during the term of this Agreement provided that Licensee and Sub-Licensee jointly and severally remain fully responsible for all obligations, warranties and representations hereunder. Once any Sub-License agreement has been made, Licensee shall notify Licensor in writing of its terms and conditions along with the name, address, phone and fax of Sub-Licensee. Nothing herein contained shall be construed as permission to reduce the amounts payable to Licensor.

(f) That certain document, the Standard Terms and Conditions, fully executed on March 01, 1990, is incorporated herein by this reference and by signature below Distributor acknowledges that they have been read and agrees to be bound by them.

(g) No taxes (other than withholding taxes identified in the Distribution Terms) or other charges may be deducted from the Minimum Guarantee. If Distributor is required to pay withholding tax, a copy of the legal tax certificate must be sent to the Licensor. If Distributor is required to pay any remittance or withholding tax on amounts due Licensor other than the Guarantee, then Distributor will provide Licensor with all documentation indicating Distributor's payment of the required amount on Licensor's behalf before deducting Distributor's payment from any sums due Licensor.

(h) Distributor will give Licensor access to any dubbed tracks at no additional charge.


AGREED AND ACCEPTED:                             AGREED AND ACCEPTED:


/s/ ROBERT LITTLE                                /s/ ALESSANDRO FRACASSI
--------------------------------                 -----------------------------
OVERSEAS FILMGROUP, INC.                         RACING PICTURES SRL
("Owner/Licensor")                               ("Distributor/Licensee")

                                  LICENSE AGREEMENT

THIS AGREEMENT is entered into as of SEPTEMBER 01, 1991 by and between OVERSEAS FILMGROUP, INC., 8800 Boulevard, Suite 302, Los Angeles, CA 90069
("Owner/Licensor") and RACING PICTURES s.r.l., Via dei Tre Orologo, 10, 00197 Rome, Italy ("Distributor/Licensee").

As used in this Agreement, the following term shall have the meaning indicated:

                                      DEAL TERMS

PICTURE:      VOYAGE OF THE HEART starring Bill Ackridge, Dunja Djordjevic, and Geoffrey Dunn.

TERRITORY:    ITALY ONLY.

TERM:    TEN (10) YEARS commencing on SEPTEMBER 01, 1991 and ending on AUGUST
31, 2001.  The term shall be subject to events of force majeure.

THE RIGHTS LICENSED HEREIN: VIDEO, PAY AND FREE TELEVISION only, subject to delivery of the Picture to Licensor and payment of the Minimum Guarantee by Licensee as provided below.

LANGUAGE VERSION: ITALIAN LANGUAGE DUBBED VERSION ONLY. Distributor agrees to make at its sole cost and expense such dubbed version of the Picture. Distributor is expressly prohibited from exploiting any language version of the picture other than the ITALIAN dubbed version authorized hereunder.

MINIMUM GUARANTEE: US$15,000.00 NET (US$16,304.35 Gross less 8% withholding tax) payable as follows:

    (a)  US$   1,500.00  UPON SIGNATURE OF THIS AGREEMENT; AND
    (b) US$ 13,500.00 Prior to delivery of Picture, but not later than JANUARY 01, 1992.

BANKING INFORMATION FOR WIRE TRANSFERS:
                                  City National Bank
             400 North Roxbury Drive, Suite 100, Beverly Hills, CA 90210
                          Account of OVERSEAS FILMGROUP INC.
                    ABA No.: 122 016 066; Account No.: 001 120 891

Please reference the film title on the wire transfer authorization and fax all wire transfer information to Mr. Mansour Mostaedi, Senior VP of Finance & Accounting; Fax: 310-855-0719.

                            DISPOSITION OF GROSS RECEIPTS

VIDEO: With respect to each Video Device Sold, Distributor shall pay Licensor a sum equal to 25% (TWENTY-FIVE) of the gross wholesale price of such Video Device and 25% (TWENTY-FIVE) of Distributor's gross receipts from any other form of Video Device distribution.

PAY AND FREE TELEVISION: 70% (SEVENTY PERCENT) to Licensor and 30% (THIRTY PERCENT) to Distributor. Distribution expenses as per Article 6A to be deducted from Licensor's share.


RECOUPMENT OF THE ADVANCED MINIMUM GUARANTEE: Distributor is authorized to recoup the advanced minimum guarantee from Licensor's share of gross receipts in the amount of the equivalent local currency at the date when the advanced minimum guarantee is paid.

APPLICABLE LAW: California

                           ADDITIONAL TERMS AND CONDITIONS

(a) The name and logo of OVERSEAS FILMGROUP, INC. shall appear on all advertising of titles and on the video cassette and disc cartons in a prominent position as an "OVERSEAS FILMGROUP PRESENTATION".

(b) Distributor shall supply Licensor with two (2) VHS copies of the Release Videocassette in the Original Packaging as created by Distributor, as well as the trailer, in the dubbed and/or subtitled version. Thereafter, Distributor grants to Licensor the right to purchase at laboratory cost, additional copies of the subtitled and/or dubbed versions, posters, etc., created by Distributor.

(c) Distributor shall only license to Television Stations the telecast of which is transmitted from within the licensed territory and the signal of which is received within the licensed territory.

(d) Distributor shall advise Licensor immediately in writing of the Release Date in each Media Licensed.

(e) Licensee is authorized to Sub-License the rights granted herein AFTER FULL PAYMENT OF THE MINIMUM GUARANTEE HAS BEEN RECEIVED BY LICENSOR during the term of this Agreement provided that Licensee and Sub-Licensee jointly and severally remain fully responsible for all obligations, warranties and representations hereunder. Once any Sub-License agreement has been made, Licensee shall notify Licensor in writing of its terms and conditions along with the name, address, phone and fax of Sub-Licensee. Nothing herein contained shall be construed as permission to reduce the amounts payable to Licensor.

(f) That certain document, the Standard Terms and Conditions, fully executed on March 01, 1990, is incorporated herein by this reference and by signature below Distributor acknowledges that they have been read and agrees to be bound by them.

(g) No taxes (other than withholding taxes identified in the Distribution Terms) or other charges may be deducted from the Minimum Guarantee. If Distributor is required to pay withholding tax, a copy of the legal tax certificate must be sent to the Licensor. If Distributor is required to pay any remittance or withholding tax on amounts due Licensor other than the Guarantee, then Distributor will provide Licensor with all documentation indicating Distributor's payment of the required amount on Licensor's behalf before deducting Distributor's payment from any sums due Licensor.

(h) Distributor will give Licensor access to any dubbed tracks at no additional charge.


AGREED AND ACCEPTED:                             AGREED AND ACCEPTED:


/s/ ROBERT LITTLE                                /s/ ALESSANDRO FRACASSI
--------------------------------                 -----------------------------
OVERSEAS FILMGROUP, INC.                         RACING PICTURES SRL
("Owner/Licensor")                               ("Distributor/Licensee")

                                  LICENSE AGREEMENT

THIS AGREEMENT is entered into as of MARCH 01, 1990 by and between OVERSEAS FILMGROUP, INC., 8800 Boulevard, Suite 302, Los Angeles, CA 90069
("Owner/Licensor") and RACING PICTURES s.r.l., Via dei Tre Orologo, 10, 00197 Rome, Italy ("Distributor/Licensee").

As used in this Agreement, the following term shall have the meaning indicated:

                                      DEAL TERMS

PICTURE:      WHAT HAPPENED TO KEROUAC? Featuring Jack Kerouac, directed by
Richard Lerner & Lewis MacAdam.

TERRITORY:    ITALY ONLY.

TERM:    TEN (10) YEARS commencing on MARCH 01, 1990 and ending on MARCH 01,
2000.  The term shall be subject to events of force majeure.

THE RIGHTS LICENSED HEREIN: VIDEO, PAY AND FREE TELEVISION only, subject to delivery of the Picture to Licensor and payment of the Minimum Guarantee by Licensee as provided below.

LANGUAGE VERSION: ITALIAN LANGUAGE DUBBED VERSION ONLY. Distributor agrees to make at its sole cost and expense such dubbed version of the Picture. Distributor is expressly prohibited from exploiting any language version of the picture other than the ITALIAN dubbed version authorized hereunder.

MINIMUM GUARANTEE: US$5,000.00 NET (US$5,434.78 Gross less 8% withholding tax) payable as follows:

    (a)  US$   500.00   UPON SIGNATURE OF THIS AGREEMENT; AND
    (b)  US$ 4,500.00   Prior to delivery of Picture, but not later than
         JANUARY 01, 1992.

BANKING INFORMATION FOR WIRE TRANSFERS:
                                  City National Bank
             400 North Roxbury Drive, Suite 100, Beverly Hills, CA 90210
                          Account of OVERSEAS FILMGROUP INC.
                    ABA No.: 122 016 066; Account No.: 001 120 891

Please reference the film title on the wire transfer authorization and fax all wire transfer information to Mr. Mansour Mostaedi, Senior VP of Finance & Accounting; Fax: 310-855-0719.

                            DISPOSITION OF GROSS RECEIPTS

VIDEO: With respect to each Video Device Sold, Distributor shall pay Licensor a sum equal to 25% (TWENTY-FIVE) of the gross wholesale price of such Video Device and 25% (TWENTY-FIVE) of Distributor's gross receipts from any other form of Video Device distribution.

PAY AND FREE TELEVISION: 70% (SEVENTY PERCENT) to Licensor and 30% (THIRTY PERCENT) to Distributor. Distribution expenses as per Article 6A to be deducted from Licensor's share.


RECOUPMENT OF THE ADVANCED MINIMUM GUARANTEE: Distributor is authorized to recoup the advanced minimum guarantee from Licensor's share of gross receipts in the amount of the equivalent local currency at the date when the advanced minimum guarantee is paid.

APPLICABLE LAW: California

                           ADDITIONAL TERMS AND CONDITIONS

(a) The name and logo of OVERSEAS FILMGROUP, INC. shall appear on all advertising of titles and on the video cassette and disc cartons in a prominent position as an "OVERSEAS FILMGROUP PRESENTATION".

(b) Distributor shall supply Licensor with two (2) VHS copies of the Release Videocassette in the Original Packaging as created by Distributor, as well as the trailer, in the dubbed and/or subtitled version. Thereafter, Distributor grants to Licensor the right to purchase at laboratory cost, additional copies of the subtitled and/or dubbed versions, posters, etc., created by Distributor.

(c) Distributor shall only license to Television Stations the telecast of which is transmitted from within the licensed territory and the signal of which is received within the licensed territory.

(d) Distributor shall advise Licensor immediately in writing of the Release Date in each Media Licensed.

(e) Licensee is authorized to Sub-License the rights granted herein AFTER FULL PAYMENT OF THE MINIMUM GUARANTEE HAS BEEN RECEIVED BY LICENSOR during the term of this Agreement provided that Licensee and Sub-Licensee jointly and severally remain fully responsible for all obligations, warranties and representations hereunder. Once any Sub-License agreement has been made, Licensee shall notify Licensor in writing of its terms and conditions along with the name, address, phone and fax of Sub-Licensee. Nothing herein contained shall be construed as permission to reduce the amounts payable to Licensor.

(f) That certain document, the Standard Terms and Conditions, fully executed on March 01, 1990, is incorporated herein by this reference and by signature below Distributor acknowledges that they have been read and agrees to be bound by them.

(g) No taxes (other than withholding taxes identified in the Distribution Terms) or other charges may be deducted from the Minimum Guarantee. If Distributor is required to pay withholding tax, a copy of the legal tax certificate must be sent to the Licensor. If Distributor is required to pay any remittance or withholding tax on amounts due Licensor other than the Guarantee, then Distributor will provide Licensor with all documentation indicating Distributor's payment of the required amount on Licensor's behalf before deducting Distributor's payment from any sums due Licensor.

(h) Distributor will give Licensor access to any dubbed tracks at no additional charge.


AGREED AND ACCEPTED:                             AGREED AND ACCEPTED:


/s/ ROBERT LITTLE                                /s/ ALESSANDRO FRACASSI
--------------------------------                 -----------------------------
OVERSEAS FILMGROUP, INC.                         RACING PICTURES SRL
("Owner/Licensor")                               ("Distributor/Licensee")

Racing Pictures srl Agreement
As of September 12, 1996
Page 6

                                   EXHIBIT "D"

                                                              As of July 1, 1990

Alessandro Fraccassi
Racing Pictures s.r.l.
Via dei Tre Orologi, 10
00197 Roma

     Re:  "WORLD CUP ITALIA 90"/DEAL MEMO
          -------------------------------

Dear Alessandro:

           This  will  confirm  the  principal  terms  of  the agreement between
the undersigned OVERSEAS FILMGROUP, INC. ("Overseas")  and   RACING PICTURES
S.R.L.("Producer") with respect to Overseas' acquisition of distribution rights in the above-referenced motion picture ("Picture"), as follows:

          1.   RIGHTS GRANTED TO OVERSEAS:

               (a) MEDIA - All media, whether now known or hereafter invented.

               (b)  TERRITORY - The Universe excluding Italy.

               (c) TERM - Commencing on the date hereof and continuing thereafter in perpetuity.

           2. GROSS RECEIPTS: All nonreturnable sums received by Overseas from distribution of the Picture ("Gross Receipts") shall be applied as follows in accordance with the indicated order of priority:

               (a) FIRST, Overseas shall retain distribution fees computed as provided in paragraph 5 below.

               (b) SECOND, Overseas shall recoup an amount equal to (i) all distribution expenses incurred by Overseas in connection with the distribution and exploitation of the Picture, plus (ii) an overhead allowance equal to ten percent (10%) of all such distribution expenses, plus (iii) interest on the foregoing computed at a rate ("Interest Rate") equal to two percent (2%) over the prime rate charged from time to time by Overseas' principal bank.

               (c) THIRD, All remaining Gross Receipts after the deductions and. payments provided for in (a) and (b) above shall be paid to Producer.

           3. DISTRIBUTION FEES: Overseas shall be entitled to deduct and retain a distribution fees of twenty percent (20%) of al1 gross receipts on sales of the picture.

           4. DELIVERY: Delivery shall be in accordance with Overseas' standard terms and shall include all items set forth in Exhibit "A" attached hereto and incorporated herein by this reference, subject to such additions and deletions as may be agreed to in writing by Overseas and Producer. In addition, Producer shall provide Overseas with a video trailer, key art, press kits, a reasonable selection of still photos and other promotional materials of first class quality as required by Overseas. Overseas may itself create any delivery or promotional items described above which Producer fails to deliver or which are unsatisfactory to Overseas, it being agreed that the costs and expenses incurred by Overseas in connection therewith may be recouped by Overseas as a distribution expense hereunder, at Overseas' sole discretion.

           5. THIRD PARTY OBLIGATIONS: Producer shall be solely responsible for all third party payments, including, without limitation, all production costs, deferments, profit participations, royalty payments, music synchronization or other music costs, license fees, and any residual, supplemental market or other payments to any guild or union.

           6. WARRANTY: Producer represents and warrants that it owns all rights herein assigned to Overseas, that such rights are not the subject of any encumbrance, claim or litigation, and that Overseas may freely exploit such rights without interference from any person or entity and without violating the rights of any others.

           7. All other terms shall be Overseas' standard terms and conditions (including, without limitation, delivery, accounting, representations, warranties and indemnity) .

           The parties anticipate entering into a long-form agreement with respect to the foregoing. However, until such time as the long-form agreement is entered into (if ever), this letter agreement shall constitute a binding agreement between Overseas and Producer.

           Please indicate your agreement to the foregoing by executing this agreement in the space provided below.

                                   Very truly yours,

                                   OVERSEAS FILMGROUP, INC.


                                   By /s/ Robert Little
                                      ------------------------------------------
                                     Its
                                        ----------------------------------------

ACCEPTED AND AGREED TO:

     Producer


By  /s/ Alessandro Fraccassi
   -------------------------
  Its
     -----------------------

                                   EXHIBIT "A"
                                DELIVERY ELEMENTS
                                -----------------


1. One (1) complete original 35mm negative of the feature as finally cut, edited and assembled, with main and end titles together with the original magnetic English language soundtrack including music effects and dialogue contained in the edited final form of the feature synchronized therewith each without scratches or injury and in all respects ready to serve in the manufacture of release materials of first class technical quality.

2. One (1) complete 35mm picture negative of the textless backgrounds of the main and end titles and all written captions appearing in the feature.

3.   One (1) complete 35mm optical soundtrack negative of the feature.

4.   One (1) complete 35mm inter-positive of the feature.

5. One (1) complete 35mm inter-negative of the feature complete with combined titles.

6. One (1) 35mm inter-positive of textless background of main and end titles and all inserts of the feature.

7. One (1) 35mm inter-negative of textless background of main and end titles and all inserts of the feature.

8. One (1) 35mm magnetic 3-stripe of the feature (with separate music, effects and dialogue tracks). If Dolby, we require additional 35mm magnetic 4-track stereo of feature and trailers with separate music, effects and dialogue tracks.

9.   One (1) 35mm low-contrast print of the feature.

10. One (1) NTSC 1" videotape master and one (1) PAL 1" videotape master of the feature.

11.  One (1) 1/4" or 1/2" magnetic tape of all music score in the feature.


                                  EXHIBIT "A"
                                       A-1

                                   EXHIBIT "A"
                                   (continued)

12.  All sound and pre-print materials of the television version of the feature.

13.  One (1) 35mm release print of the feature.
14.  Two (2) dialogue/continuity lists of feature.

15.  Two (2) music cue sheets.

16.  Twenty (20) signed original certificates of origin.

17. Twenty (20) original notarized affidavits of rights (in Overseas' customary form).

18.  Two (2) credit lists as on screen.

19.  Two (2) foreign theatrical advertising credits.

20. One (1) full set (at least 75 different stills) of black and white negatives.

21.  One (1) full set (at least 50 different stills) of color negatives.

22. One (1) sample of publicity materials (one sheet posters, etc.), if and when available.

23.  Production notes including biographies of stars, crew and directors.

24.  One (1) Laboratory Access Letter (in Overseas' customary form).

25.  One  (1)  NTSC 3/4 inch  video cassette of feature and trailer.

26. One (1) Certificate of United States Copyright Registration for the Picture, or if not yet available, a copy of the application therefor accompanied by the letter of transmittal to the U.S. Copyright Office.

27.  One   (1)   Certificate   of   United   States   Copyright Registration for
     the screenplay, or if not yet available, a copy of the application therefor accompanied by the letter of transmittal to the U.S. Copyright Office.

28. One (1) Certificate of Errors and Omissions insurance coverage for the feature issued by a carrier approved by Overseas, fully prepaid for 3 years commencing upon delivery of the feature to Overseas, naming Overseas as


                                   EXHIBIT "A"
                                       A-2

                                   EXHIBIT "A"
                                   (continued)

     an additional insured with coverage amounts not less than $1,000,000/ $3,000,000 and having a deductible not exceeding $10,000. Said insurance policy shall provide for notification to Overseas not later than 30 days prior to any cancellation or change in coverage.

29.  One (1) MPAA rating certificate.

30. All literary and music chain of title and other clearance documentation for the feature in form and substance satisfactory to Overseas.

     All delivery items to be delivered to Overseas Filmgroup, Inc., 8800 Sunset Boulevard, Suite 302, Los Angeles, California 90069.

                                                              As of July 1, 1990


Alessandro Fraccassi
Racing Pictures s.r.l.
Via dei Tre Orologi, 10
00197 Roma



     Re:  "SOCCER SPECTACULAR - THE ROAD TO ROME"/DEAL MEMO
          -------------------------------------------------

Dear Alessandro:

           This  will  confirm  the  principal  terms  of  the agreement between
the undersigned Overseas Filmgroup, Inc. ("Overseas")  and   Racing Pictures
s.r.l.("Producer") with respect to Overseas' acquisition of distribution rights in the above-referenced motion picture ("Picture"), as follows:

          1.   RIGHTS GRANTED TO OVERSEAS:

               (a) MEDIA - All media, whether now known or hereafter invented.

               (b)  TERRITORY - The Universe excluding Italy.

               (c) TERM - Commencing on the date hereof and continuing thereafter in perpetuity.

           2.  GROSS  RECEIPTS:     All  nonreturnable  sums received by
Overseas from distribution of the Picture ("Gross Receipts") shall be applied as follows in accordance with the indicated order of priority:

               (a) FIRST, Overseas shall retain distribution fees computed as provided in paragraph 5 below.

               (b) SECOND, Overseas shall recoup an amount equal to (i) all distribution expenses incurred by Overseas in connection with the distribution and exploitation of the Picture, plus (ii) an overhead allowance equal to ten percent (10%) of all such distribution expenses, plus (iii) interest on the foregoing computed at a rate ("Interest Rate") equal to two percent (24) over the prime rate charged from time to time by Overseas' principal bank.

               (c) THIRD, All remaining Gross Receipts after the deductions and payments provided for in (a) and (b) above shall be paid to Producer.

           3. DISTRIBUTION FEES: Overseas shall be entitled to deduct and retain a distribution fees of twenty percent (20%) of all gross receipts on sales of the picture.

           4. DELIVERY: Delivery shall be in accordance with Overseas' standard terms and shall include all items set forth in Exhibit "B" attached hereto and incorporated herein by this reference, subject to such additions and deletions as may be agreed to in writing by Overseas and Producer. In addition, Producer shall provide Overseas with a video trailer, key art, press kits, a reasonable selection of still photos and other promotional materials of first class quality
as required by Overseas.     Overseas  may  itself  create  any  delivery  or
promotional items described above which Producer fails to deliver or which are unsatisfactory to Overseas, it being agreed that the costs and expenses incurred by Overseas in connection therewith may be recouped by Overseas as a distribution expense hereunder, at Overseas' sole discretion.

           5.  THIRD PARTY OBLIGATIONS:   Producer shall be solely responsible
for all third party payments, including, without limitation, all production costs, deferments, profit participations, royalty payments, music
synchronization or other   music  costs,   license   fees,   and   any
residual, supplemental market or other payments to any guild or union.

           6.  WARRANTY:   Producer represents and warrants that it owns all
rights herein assigned to Overseas, that such rights are not the subject of any encumbrance, claim or litigation, and that Overseas may freely exploit such rights without interference from any person or entity and without violating the rights of any others.

           7. All other terms shall be Overseas' standard terms and conditions (including, without limitation, delivery, accounting, representations, warranties and indemnity).

           The parties anticipate entering into a long-form agreement with respect to the foregoing. However, until such time as the long-form agreement is entered into (if ever), this letter agreement shall constitute a binding agreement between Overseas and Producer.

           Please indicate your agreement to the foregoing by executing this agreement in the space provided below.

                                   Very truly yours,

                                   OVERSEAS  FILMGROUP, INC.


                                   By  /s/ Robert Little
                                      ------------------------------------------
                                     Its
                                        ----------------------------------------

ACCEPTED AND AGREED TO:

     Producer


By /s/ Alessandro Fraccassi
   ---------------------------
  Its
     -------------------------

                                   EXHIBIT "A"
                                DELIVERY ELEMENTS
                                -----------------

1. One (1) complete original 35mm negative of the feature as finally cut, edited and assembled, with main and end titles together with the original magnetic English language soundtrack including music effects and dialogue contained in the edited final form of the feature synchronized therewith each without scratches or injury and in all respects ready to serve in the manufacture of release materials of first class technical quality.

2. One (1) complete 35mm picture negative of the textless backgrounds of the main and end titles and all written captions appearing in the feature.

3.   One (1) complete 35mm optical soundtrack negative of the feature.

4.   One (1) complete 35mm inter-positive of the feature.

5. One (1) complete 35mm inter-negative of the feature complete with combined titles.

6. One (1) 35mm inter-positive of textless background of main and end titles and all inserts of the feature.

7. One (1) 35mm inter-negative of textless background of main and end titles and all inserts of the feature.

8. One (1) 35mm magnetic 3-stripe of the feature (with separate music, effects and dialogue tracks). If Dolby, we require additional 35mm magnetic 4-track stereo of feature and trailers with separate music, effects and dialogue tracks.

9.   One (1) 35mm low-contrast print of the feature.

10. One (1) NTSC 1" videotape master and one (1) PAL 1" videotape master of the feature.

11.  One (1) 1/4" or 1/2" magnetic tape of all music score in the feature.

12. All sound and pre-print materials of the television version of the feature.


                                   EXHIBIT "A"
                                       A-1

                                   EXHIBIT "B"
                                   (continued)

13.  One (1) 35mm release print of the feature.
14.  Two (2) dialogue/continuity lists of feature.

15.  Two (2) music cue sheets.

16.  Twenty (20) signed original certificates of origin.

17.  Twenty (20) original notarized affidavits of rights (in
     Overseas' customary form).

18.  Two (2) credit lists as on screen.

19.  Two (2) foreign theatrical advertising credits.

20. One (1) full set (at least 75 different stills) of black and white negatives.

21.  One (1) full set (at least 50 different stills) of color negatives.

22. One (1) sample of publicity materials (one sheet posters, etc.), if and when available.

23.  Production notes including biographies of stars, crew and directors.

24.  One (1) Laboratory Access Letter (in Overseas' customary form).

25.  One (1)  NTSC 3/4 inch  video  cassette of  feature and trailer.

26. One (1) Certificate of United States Copyright Registration for the Picture, or if not yet available, a copy of the application therefor accompanied by the letter of transmittal to the U.S. Copyright Office.

27.  One  (1)   Certificate   of   United   States   Copyright Registration for
     the screenplay, or if not yet available, a copy of the application therefor accompanied by the letter of transmittal to the U.S. Copyright Office.

28. One (1) Certificate of Errors and Omissions insurance coverage for the feature issued by a carrier approved by Overseas, fully prepaid for 3 years commencing upon delivery of the feature to Overseas, naming Overseas as an additional insured with coverage amounts not less than $1,000,000/ $3,000,000 and having a deductible not exceeding $10,000. Said insurance policy shall provide


                                   EXHIBIT "A"
                                       A-2

                                   EXHIBIT "B"
                                   (continued)

     for notification to Overseas not later than 30 days prior to any cancellation or change in coverage.

29.  One (1) MPAA rating certificate.

30. All literary and music chain of title and other clearance documentation for the feature in form and substance satisfactory to Overseas.

     All delivery items to be delivered to Overseas Filmgroup, Inc., 8800 Sunset Boulevard, Suite 302, Los Angeles, California 90069.

                                DISTRIBUTION AGREEMENT

     THIS DISTRIBUTION AGREEMENT (the "Agreement") is entered into as of May 26, 1986, by and between RACING PICTURES s.r.l.("Racing") and OVERSEAS FILMGROUP, INC. ("Overseas"), with reference to the following facts:

    WHEREAS, Racing previously granted to Spectrum Entertainment Limited ("Spectrum") distribution rights to BODY COUNT (the "Picture") pursuant to a distribution agreement which can not be located;

    WHEREAS, Spectrum assigned all its rights in and to the Picture to Overseas as of June 4, 1993;

    NOW THEREFORE, Racing and Overseas desire to supercede any previous agreements between Racing and Spectrum and memorialize the agreement between Spectrum and Overseas pursuant to the terms hereunder:

Racing hereby assigns to Overseas the rights to distribute, license and otherwise exploit the Picture in the "Territory" for the "Term" and for the "Media," all as hereinafter specified.

a.  "TERRITORY":  The universe excluding Italy.

b. "TERM": Commencing as of May 26, 1986 and continuing thereafter in perpetuity.

c.  "MEDIA": All media (whether now known or hereafter devised).

d.  "DISTRIBUTION FEE": 25% of all Gross Receipts.

Racing hereby appoints Overseas, its successors and assigns, as its irrevocable attorney-in-fact with the right (but not the obligation) (i) to enforce and protect all rights, licenses and privileges granted and assigned herein and granted under any and all copyrights (and renewals and extensions thereof), and
(ii) to prevent any infringement of said copyright and to litigate, collect and receive all damages arising from such infringement of such rights, licenses and privileges, using the names of Racing and joining Racing as party plaintiff or defendant in any suit or proceeding (in the discretion of Overseas). Racing agrees to cooperate with Overseas in any suit or action instituted by Overseas hereunder.

Racing agrees to execute and deliver and cause to be executed and delivered to Overseas any and all documents and instruments necessary to effect and complete the transfer by Racing of all rights granted and assigned to Overseas. In the event Racing fails to execute and deliver such other documents and instruments after demand thereof by Overseas, Overseas is hereby authorized and appointed attorney-in-fact of and for Racing to make, execute and deliver any and all such documents and instruments.

It is understood that Overseas's aforementioned powers as attorney-in-fact of Racing are powers coupled with an interest and irrevocable.

This License and the provisions hereof shall be binding upon Racing, its successors and permitted assigns.

IN WITNESS WHEREOF, the undersigned have executed this short-form License by their respective duly authorized officers as of May 24, 1986.

Date of Execution:  03/25, 1997.

RACING PICTURES s.r.l.

By /s/ ALESSANDRO FRACASSI
  --------------------------------
   Its
      ---------------------------


OVERSEAS FILMGROUP, INC.

By /s/ ROBERT LITTLE
  -------------------------------
   Its
      ---------------------------